UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04041

GE INVESTMENTS FUNDS, INC.

(Exact name of registrant as specified in charter)

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 06/30/11

ITEM 1.	REPORTS TO STOCKHOLDERS.

GE Investments Funds, Inc.

U.S. Equity Fund	Letter from the Chairman

Michael J. Cosgrove Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — U.S. Equity Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high-offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

U.S. Equity Fund

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer – GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

U.S. Equity Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

U.S. Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments U.S. Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

U.S. Equity Fund	(unaudited)

David B. Carlson

Chief Investment Officer

Stephen V. Gelhaus

Senior Vice President

Thomas R. Lincoln

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines growth and value investment management styles and does not tend to favor either style.

David B. Carlson is the Chief Investment Officer — U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has been a member of the portfolio management team for the Fund since May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for mutual fund portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities at GE Asset Management in 1997 and a portfolio manager for U.S. Equities in 2003.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since January 2001. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011; the U.S. Equity Fund returned 4.14% for Class 1 shares. The S&P 500 Index, the Fund’s benchmark, returned 6.02% and the Fund’s Morningstar peer group of 384 U.S. Insurance Large Blend funds returned an average of 5.25% over the same period.

Q.	What market factors affected Fund performance?

A.	The S&P 500 experienced major volatility during the period against a backdrop of concerns including political unrest in the Middle East and North Africa (which sent oil prices skyrocketing 22%, then down 17% after strategic reserves were released to mitigate supply disruptions), fears of European sovereign debt contagion (which punished bank stocks), and U.S. deficit and debt ceiling debate. Despite these worries, corporate earnings strength sent U.S. equity markets higher early in the year, before renewed macro fears reversed the advance by the end of March. Bolstered by positive economic data, the S&P 500 rebounded and hit a three-year high on April 29th, but fluctuated wildly as the drumbeat of concerns continued. While more cyclical sectors outperformed in the first calendar quarter, a defensive shift characterized the markets as mid-year approached. During the period the large cap growth style of investing outperformed the value style, driven largely by underperformance in the financials sector (-3% in the context of a +6% S&P 500 return). The information technology (+2%) sector also lagged as many investors questioned the strength of the recovery. Health care (+14%) was the strongest S&P 500 sector, followed by energy (+11%) and utilities (+9%) for the period.

2

(unaudited)

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s holdings in the health care, financials and consumer discretionary sectors cost the most relative performance during the period, while strength among the Fund’s holdings in information technology and materials added to returns. Within the health care sector, underweighting pharmaceuticals during the defensive rotation was a key performance detractor. Express Scripts (-0.1%), also lagged as it failed to renegotiate its contract with Walgreens — although we maintained conviction in the outlook for the pharmacy benefits manager, as we believe profitability should rise with increasing use of generic drugs. The Fund’s holdings in Resmed (-10%) also weighed on returns as the maker of sleep-disorder equipment proved more cyclical than other areas of health care. Volatility in the financials sector also challenged relative returns. CME Group (-8%) suffered amid speculation that the company might participate in the flurry of exchange acquisitions activity. As of mid-year, CME Group had not made a bid for any equities exchange and we believe our long-term thesis remains intact. Capital markets companies such as Goldman Sachs (-20%), and State Street (-2%) pulled back amid European Sovereign Debt concerns, and regulatory uncertainties. We believe a rising interest rate environment could benefit each of these financial companies, and investment banking activity should pick up at Goldman Sachs as disruptions in Europe, Japan and the Mideast abate. Among consumer stocks, retailer, Target (-21%), disappointed with its earnings outlook as the company deployed capital to expand into Canada, and put share repurchases on hold.

In terms of positive performance drivers, our stock selections in the technology sector were relatively strong, driven by rallies in Baidu, (an American Depository Receipt but not a U.S. company so not a typical holding, +45% on continued share gains and growth in Chinese internet search), Qualcomm (+16% on positive smart-phone fundamentals) and Visa (+20% as credit card interchange fee legislation was resolved in a relatively benign outcome). The strength in these holdings offset lags in Cisco (-23%) and Microsoft (-6%). Other strong individual contributors included, Covidien (+18%), El Paso Corp. (+47% as it accelerated plans to spin off its oil exploration & production unit) and Allegheny Technologies (+16% on the rebound for commercial aircraft orders).

Q.	How was the Fund positioned at the end of the period?

A.	We continued to focus on bottom-up fundamentals during the quarter, searching for opportunities in the ups and downs of the market. At mid-year, our largest overweights were in health care, technology and materials, and our largest underweights were in consumer staples, industrials and consumer discretionary although we construct the Fund on a bottom-up, stock-by-stock basis. We are staying very close to[would “closely watching” work better?] the companies held in the Fund, monitoring changes in strategic direction and how management teams utilize excess capital. In our view, the U.S. economy remains in a prolonged period of deleveraging, as are many economies around the globe. We continue to emphasize our positioning in large cap, high quality companies that we believe have the potential to grow market share and take actions that benefit shareholders.

We continue to expect volatility, especially in light of U.S. budget and debt debates as well as accelerating geopolitical events. In light of recent challenges, in our opinion, S&P 500 earnings revisions have not fallen in a way that would be indicative of a double-dip, with S&P 500 earnings estimates above $99 on a bottom-up basis for 2011 at the end of June. We believe any future market rally could be dominated by outperformance by global market share winners that have the ability to meet or beat earnings expectations. Amid rapidly changing market conditions, we will maintain our bottom-up stock selection approach with a focus on the long-term investment horizon.

3

U.S. Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 - June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,041.35	4.40
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,020.27	4.36

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Class 1 shares (for the period January 1, 2011 - June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended June 30, 2011 was 4.14% for Class 1 shares. Past performance does not guarantee future results.

4

U.S. Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months**	One Year	Five Year	Ten Year
Number of Funds in peer group:	384	384	353	276
Peer group average annual total return:	5.25%	29.38%	2.47%	2.44%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value(b) of $36,420 (in thousands) on June 30, 2011(a)(b)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value)(a)(b)

Apple Inc.	3.07%
Schlumberger Ltd.	2.79%
PepsiCo Inc.	2.71%
QUALCOMM Inc.	2.59%
JPMorgan Chase & Co.	2.27%
Gilead Sciences Inc.	2.23%
Covidien PLC	2.08%
Microsoft Corp.	2.03%
Allegheny Technologies Inc.	1.79%
Exxon Mobil Corp.	1.76%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 1/3/95)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
U.S. Equity Fund	4.14%	26.99%	3.24%	2.59%	$12,916
S&P 500 Index	6.02%	30.69%	2.94%	2.72%	$13,076

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(b)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.
*	Less than 0.01%.
**	Total returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

U.S. Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 96.1%†

Advertising — 1.4%

Omnicom Group Inc.	10,842	$522,151

Aerospace & Defense — 4.1%

CAE Inc.	15,849	213,652
General Dynamics Corp.	402	29,957
Hexcel Corp.	4,396	96,228	(a	)
Honeywell International Inc.	10,270	611,989
Rockwell Collins Inc.	5,695	351,325
United Technologies Corp.	2,157	190,916
		1,494,067

Agricultural Products — 0.5%

Archer-Daniels-Midland Co.	6,125	184,669

Air Freight & Logistics — 0.4%

FedEx Corp.	1,447	137,248

Asset Management & Custody Banks — 3.5%

Ameriprise Financial Inc.	3,778	217,915
Invesco Ltd.	11,966	280,004
State Street Corp.	13,658	615,839	(c	)
The Bank of New York Mellon Corp.	5,907	151,337
		1,265,095

Automotive Retail — 0.1%

O’Reilly Automotive Inc.	791	51,818	(a	)

Biotechnology — 4.0%

Amgen Inc.	10,748	627,146	(a	)
Gilead Sciences Inc.	19,653	813,831	(a	)
		1,440,977

Cable & Satellite — 1.1%

DIRECTV	6,018	305,835	(a	)
Liberty Global Inc.	2,046	87,364	(a	)
Sirius XM Radio Inc.	8,037	17,601	(a	)
		410,800

Coal & Consumable Fuels — 0.7%

Peabody Energy Corp.	4,641	273,401

Communications Equipment — 4.0%

Cisco Systems Inc.	32,227	503,063
QUALCOMM Inc.	16,621	943,907
		1,446,970

	Number of Shares	Fair Value

Computer Hardware — 3.4%

Apple Inc.	3,335	$1,119,459	(a	)
Hewlett-Packard Co.	2,730	99,372
		1,218,831

Construction & Farm Machinery & Heavy Trucks — 0.4%

Deere & Co.	1,607	132,497

Consumer Finance — 0.9%

American Express Co.	6,230	322,091
Discover Financial Services	402	10,754
		332,845

Data Processing & Outsourced Services — 3.0%

The Western Union Co.	27,718	555,192
Visa Inc.	6,288	529,827
		1,085,019

Department Stores — 0.3%

Macy’s Inc.	3,416	99,884

Diversified Financial Services — 4.0%

Bank of America Corp.	30,559	334,927
Citigroup Inc.	1,848	76,951
JPMorgan Chase & Co.	20,171	825,801
US BanCorp	1,608	41,020
Wells Fargo & Co.	5,623	157,781
		1,436,480

Diversified Metals & Mining — 0.4%

Freeport-McMoRan Copper & Gold Inc.	3,054	161,557

Drug Retail — 0.2%

CVS Caremark Corp.	2,210	83,052

Electric Utilities — 0.7%

FirstEnergy Corp.	764	33,731
ITC Holdings Corp.	909	65,239
NextEra Energy Inc.	3,014	173,184
		272,154

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	2,913	173,819

Electronic Components — 0.3%

Corning Inc.	5,069	92,002

Fertilizers & Agricultural Chemicals — 1.4%

Monsanto Co.	5,876	426,245
Potash Corporation of Saskatchewan Inc.	1,286	73,289
		499,534

See Notes to Schedule of Investments and Notes to Financial Statements.

6

U.S. Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

General Merchandise Stores — 1.5%

Target Corp.	11,580	$543,218

Healthcare Distributors — 0.2%

Cardinal Health Inc.	1,245	56,548

Healthcare Equipment — 2.5%

Covidien PLC	14,218	756,824
ResMed Inc.	5,139	159,052
		915,876

Healthcare Facilities — 0.2%

HCA Holdings Inc.	2,813	92,829	(a	)

Healthcare Services — 2.0%

Express Scripts Inc.	10,752	580,393	(a	)
Omnicare Inc.	5,103	162,735
		743,128

Home Building — 0.1%

MDC Holdings Inc.	984	24,246

Home Improvement Retail — 0.8%

Lowe’s companies Inc.	13,162	306,806

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	3,283	123,539

Household Products — 1.4%

Clorox Co.	2,813	189,709
The Procter & Gamble Co.	5,344	339,718
		529,427

Independent Power Producers & Energy Traders — 0.8%

Calpine Corp.	5,023	81,021	(a	)
The AES Corp.	16,879	215,038	(a	)
		296,059

Industrial Conglomerates — 0.2%

Siemens AG ADR	638	87,744

Industrial Gases — 1.3%

Praxair Inc.	4,356	472,147

Industrial Machinery — 0.1%

Eaton Corp.	546	28,092

Integrated Oil & Gas — 5.4%

Chevron Corp.	3,617	371,972
Exxon Mobil Corp.	7,882	641,437	(d	)
Hess Corp.	1,523	113,859
Marathon Oil Corp.	2,210	116,423
Occidental Petroleum Corp.	1,527	158,869

	Number of Shares	Fair Value

Suncor Energy Inc.	14,205	$555,416
		1,957,976

Integrated Telecommunication Services — 1.1%

AT&T Inc.	7,234	227,220
Verizon Communications Inc.	4,822	179,523
		406,743

Internet Retail — 0.4%

Amazon.com Inc.	703	143,756	(a	)

Internet Software & Services — 3.8%

Baidu Inc. ADR	4,550	637,592	(a	)
Equinix Inc.	2,579	260,531	(a	)
Google Inc.	925	468,401
		1,366,524

Investment Banking & Brokerage — 1.8%

Morgan Stanley	4,289	98,690
The Goldman Sachs Group Inc.	4,260	566,963
		665,653

IT Consulting & Other Services — 1.7%

International Business Machines Corp.	3,639	624,270

Life & Health Insurance — 1.3%

MetLife Inc.	2,769	121,476
Prudential Financial Inc.	5,611	356,803
		478,279

Life Sciences Tools & Services — 1.2%

PerkinElmer Inc.	4,823	129,787
Thermo Fisher Scientific Inc.	4,615	297,160	(a	)
		426,947

Movies & Entertainment — 2.2%

News Corp.	12,011	212,595
The Walt Disney Co.	5,281	206,170
Time Warner Inc.	10,217	371,592
		790,357

Multi-Line Insurance — 0.5%

Hartford Financial Services Group Inc.	6,671	175,914

Multi-Utilities — 0.5%

Dominion Resources Inc.	4,179	201,720

Oil & Gas Equipment & Services — 3.5%

Halliburton Co.	2,451	125,001
National Oilwell Varco Inc.	1,698	132,801
Schlumberger Ltd.	11,762	1,016,237
		1,274,039

Oil & Gas Exploration & Production — 1.8%

Apache Corp.	3,696	456,049

See Notes to Schedule of Investments and Notes to Financial Statements.

7

U.S. Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Devon Energy Corp.	804	$63,363
Southwestern Energy Co.	3,394	145,535	(a	)
		664,947

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	10,128	204,586
Spectra Energy Corp.	2,331	63,893
		268,479

Packaged Foods & Meats — 1.7%

ConAgra Foods Inc.	3,215	82,979
Kraft Foods Inc.	13,607	479,375
Nestle S.A. ADR	804	50,154
		612,508

Pharmaceuticals — 4.7%

Bristol-Myers Squibb Co.	8,414	243,669
Hospira Inc.	6,914	391,747	(a	)
Johnson & Johnson	5,145	342,245
Novartis AG ADR	2,692	164,508
Pfizer Inc.	18,326	377,516
Teva Pharmaceutical Industries Ltd. ADR	3,818	184,104
		1,703,789

Property & Casualty Insurance — 1.7%

ACE Ltd.	7,341	483,185
Chubb Corp.	2,412	151,015
		634,200

Rail Roads — 0.6%

Union Pacific Corp.	2,090	218,196

Real Estate Services — 0.1%

CB Richard Ellis Group Inc. (REIT)	1,538	38,619	(a	)

Reinsurance — 0.5%

PartnerRe Ltd.	1,816	125,032
RenaissanceRe Holdings Ltd.	603	42,180
		167,212

Research & Consulting Services — 0.4%

Nielsen Holdings N.V.	4,421	137,758	(a	)

Security & Alarm Services — 0.4%

Corrections Corporation of America	6,770	146,570	(a	)

Semiconductor Equipment — 0.3%

Applied Materials Inc.	2,572	33,462
KLA-Tencor Corp.	1,487	60,194
		93,656

Semiconductors — 1.1%

Intel Corp.	6,631	146,943

	Number of Shares	Fair Value

Microchip Technology Inc.	1,366	$51,785
Texas Instruments Inc.	5,895	193,533
		392,261

Soft Drinks — 2.7%

PepsiCo Inc.	14,016	987,147

Specialized Finance — 1.3%

CME Group Inc.	1,568	457,213

Specialty Stores — 0.4%

Dick’s Sporting Goods Inc.	1,608	61,828	(a	)
Staples Inc.	4,422	69,868
		131,696

Steel — 1.8%

Allegheny Technologies Inc.	10,296	653,487

Systems Software — 3.4%

Microsoft Corp.	28,367	737,542
Oracle Corp.	14,715	484,271
		1,221,813

Wireless Telecommunication Services — 2.4%

American Tower Corp.	6,595	345,116	(a	)
NII Holdings Inc.	12,101	512,840	(a	)
		857,956

Total Common Stock (Cost $29,452,796)		34,934,214
Exchange Traded Funds — 1.8%
Financial Select Sector SPDR Fund	8,289	127,070	(f	)
Industrial Select Sector SPDR Fund	14,166	527,542	(f	)

Total Exchange Traded Funds (Cost $614,943)		654,612
Other Investments — 0.0%*
GEI Investment Fund (Cost $8,104)		8,185	(e	)

Total Investments in Securities (Cost $30,075,842)		35,597,011

See Notes to Schedule of Investments and Notes to Financial Statements.

8

U.S. Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Fair Value
Short-Term Investments — 2.3%
GE Institutional Money Market Fund Investment Class 0.11% (Cost $822,959)	$822,959	(b,e	)

Total Investments (Cost $30,898,801)	36,419,970

Liabilities in Excess of Other Assets, net — (0.2)%	(57,678)

NET ASSETS — 100.0%	$36,362,292

Other Information

The Fund had the following long futures contracts open at June 30, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	September 2011	2	$131,550	$3,344

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(d)	At June 30, 2011 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(f)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

*	Less than 0.05%.

†	Percentages are based on net assets as of June 30, 2011 .

Abbreviations:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust
SPDR	Standard & Poors Depository Receipts

10

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	6/30/11†		12/31/10		12/31/09		12/31/08		12/31/07	12/31/06
Inception date	—		—		—		—		—	1/3/95
Net asset value, beginning of period	$31.92		$29.23		$22.44		$36.41		$39.02	$34.06
Income/(loss) from investment operations:
Net investment income (loss)	0.10		0.28	**	0.30		0.37		0.45	0.53
Net realized and unrealized gains/(losses) on investments	1.22		2.72		6.80		(13.52)		2.70	4.96
Total income/(loss) from investment operations	1.32		3.00		7.10		(13.15)		3.15	5.49
Less distributions from:
Net investment income	0.00		0.31		0.31		0.36		0.44	0.53
Net realized gains	0.00		—		—		0.46		5.32	—
Total distributions	0.00		0.31		0.31		0.82		5.76	0.53
Net asset value, end of period	$33.24		$31.92		$29.23		$22.44		$36.41	$39.02
TOTAL RETURN(a)	4.14%		10.26%		31.63%		(36.05)%		8.01%	16.12%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$36,362		$38,305		$41,792		$37,917		$77,777	$101,885
Ratios to average net assets:
Net investment income	0.60	%*	0.96%		1.11%		1.03%		0.94%	1.43%
Net Expenses	0.87	%*(b)	0.69	%(b)	0.86	%(b)	0.72	%(b)	0.66%	0.63%
Gross expenses	0.87	%*	0.69%		0.86%		0.72%		0.66%	0.63%
Portfolio turnover rate	17%		42%		46%		56%		55%	45%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund and GE Institutional Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Unaudited

The accompanying Notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $30,067,739)	$35,588,826
Investments in affiliated securities, at Fair Value (cost $8,104)	8,185
Short-Term affiliated investments (at amortized cost)	822,959
Foreign cash (cost $555)	558
Receivable for investments sold	99,990
Income receivables	25,708
Receivable for fund shares sold	709
Variation margin receivable	1,120
Total Assets	36,548,055

LIABILITIES
Payable for investments purchased	102,064
Payable for Fund shares redeemed	27,359
Payable to GEAM	16,278
Accrued other expenses	40,062
Total Liabilities	185,763
NET ASSETS	$36,362,292

NET ASSETS CONSIST OF:
Capital paid in	39,760,323
Undistributed (distribution in excess of) net investment income	113,797
Accumulated net realized (loss)	(9,036,343)
Net unrealized appreciation/(depreciation) on:
Investments	5,521,168
Futures	3,344
Foreign currency related transactions	3
NET ASSETS	$36,362,292

Class 1

NET ASSETS	36,362,292
Shares outstanding ($.001 par value; unlimited shares authorized)	1,093,880
Net asset value per share	$33.24

The accompanying Notes are an integral part of these financial statements.

12

Statement of Operations For the six months ending June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Dividend	$275,377
Interest	1,237
Interest from affiliated investments	482
Less: Foreign taxes withheld	(1,213)
Total Income	275,883

Expenses:
Advisory and administration fees	104,006
Distribution fees
Class 4*	14
Transfer agent fees	10,136
Director’s fees	543
Custody and accounting expenses	26,788
Professional fees	9,593
Other expenses	12,488
Total expenses before waiver and reimbursement	163,568
Less: Expenses waived or borne by the adviser	(580)
Net expenses	162,988
Net investment income	112,895

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	1,781,591
Futures	(13,484)
Foreign currency related transactions	(5)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(290,298)
Futures	(1,472)
Foreign currency related transactions	3
Net realized and unrealized gain on investments	1,476,335
Net increase in net assets resulting from operations	$1,589,230

*	Effective April 30, 2011, share Class 4 was closed.

The accompanying Notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Six Months Ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$112,895	$366,984
Net realized gain on investments, futures and foreign currency transactions	1,768,102	498,105
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures and foreign currency transaction	(291,767)	2,781,391
Net increase (decrease) from operations	1,589,230	3,646,480
Distributions to shareholders from :
Net investment income
Class 1	—	(369,247)
Class 4	—	(53)
Total distributions	—	(369,300)
Increase in net assets from operations and distributions	1,589,230	3,277,180
Share transactions :
Proceeds from sale of shares
Class 1	327,020	353,286
Class 4	—	—
Value of distributions reinvested
Class 1	—	369,247
Class 4	—	53
Cost of shares redeemed
Class 1	(3,858,513)	(7,485,265)
Class 4	(10,163)	—
Net (decrease) from share transactions	(3,541,656)	(6,762,679)
Total (decrease) in net assets	(1,952,426)	(3,485,499)

NET ASSETS
Beginning of period	38,314,718	41,800,217
End of period	$36,362,292	$38,314,718
Undistributed (distribution in excess of) net investment income, end of period	$113,797	$902

CHANGES IN FUND SHARES

Class 1
Shares sold	9,827	11,976
Issued for distributions reinvested	—	11,546
Shares redeemed	(116,129)	(253,018)
Net increase (decrease) in fund shares	(106,302)	(229,496)

Class 4**
Shares sold	—	—
Issued for distributions reinvested	—	2
Shares redeemed	(296)	—
Net increase (decrease) in fund shares	(296)	2

*	Unaudited
**	Effective April 30, 2011, share Class 4 was closed.

The accompanying Notes are an integral part of these financial statements.

14

Notes to Financial Statements	June 30, 2011 (unaudited)

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, (the “Fund”) S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008 and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Effective April 30, 2011, Class 4 shares were closed and are no longer offered.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

15

Notes to Financial Statements	June 30, 2011 (unaudited)

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses the net asset value per unit for the collective Fund. The Fund classifies the investment security in Level 2.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as exchange traded futures. Futures are valued at the last sale price on the primary market they are traded and are typically included in level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

16

Notes to Financial Statements	June 30, 2011 (unaudited)

The following table presents the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$34,934,214	$—	$—	$34,934,214
Exchanged Traded Funds	654,612	—	—	654,612
Other Investments	—	8,185	—	8,185
Short-Term Investments	822,959	—	—	822,959

Total Investments in Securities	$36,411,785	$8,185	$—	$36,419,970

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$3,344	$—	$—	$3,344

†   See Schedule of Investments for Industry Classification.

*  Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011 .

	Asset Derivatives June 30, 2011			Liability Derivatives June 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value($)		Location in the Statements of Assets and Liabilities	Fair Value($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	3,344	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold)($)	Realized Gain or (Loss) on Derivatives Recognized in Income($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	4,143,171/(4,372,569)	(13,484)	(1,472)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one

17

Notes to Financial Statements	June 30, 2011 (unaudited)

Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2011.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM has a contractual agreement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2011 were as follows:

Non U.S. Government Securities
Purchases	Sales
$6,441,748	$9,907,154

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of investment for tax purposes	Gross Tax		Net tax appreciation/ (depreciation)
	Appreciation	Depreciation
33,747,622	3,385,924	(713,576)	2,672,348

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable

18

Notes to Financial Statements	June 30, 2011 (unaudited)

that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$ 26,864	12/31/2016
7,924,617	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $778,743 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2010 as follows:

Capital	Currency
$—	$5

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$369,300	$—	$369,300
2009	439,282	—	439,282

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures investments organized as partnerships for tax purposes and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized (Loss)
$37	$(37)

9.	Significant Transaction

Effective April 30, 2011 the Fund closed Class 4 shares. A full redemption was made by investors in the share class at the closing net asset value.

19

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the U.S. Equity Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	1,038,073.020	87.876%	95.227%
Abstain	52,025.803	4.404%	4.773%
Total	1,090,098.823	92.280%	100.000%

	Mr. Matthew J. Simpson
Affirmative	1,037,933.279	87.864%	95.215%
Abstain	52,165.544	4.416%	4.785%
Total	1,090,098.823	92.280%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	979,902.388	82.952%	89.891%
Against	60,018.778	5.081%	5.506%
Abstain	50,177.657	4.247%	4.603%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

20

Special Meeting of Shareholders — Voting Results	(unaudited)

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	999,806.986	84.637%	91.717%
Against	37,504.531	3.175%	3.441%
Abstain	52,787.306	4.468%	4.842%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	990,911.830	83.884%	90.901%
Against	39,733.002	3.363%	3.645%
Abstain	59,453.991	5.033%	5.454%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,028,537.301	87.069%	94.353%
Against	31,001.476	2.624%	2.844%
Abstain	30,560.046	2.587%	2.803%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,001,264.887	84.760%	91.851%
Against	30,698.476	2.599%	2.816%
Abstain	58,135.460	4.921%	5.333%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,005,004.360	85.077%	92.194%
Against	37,050.548	3.136%	3.399%
Abstain	48,043.915	4.067%	4.407%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

21

Special Meeting of Shareholders — Voting Results	(unaudited)

G.	Amendment of the Fund’s investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	997,229.395	84.419%	91.481%
Against	37,064.744	3.137%	3.400%
Abstain	55,804.684	4.724%	5.119%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

H.	Amendment of the Fund’s fundamental investment policy on illiquid investments and its reclassification from a fundamental policy to a non-fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	997,002.998	84.400%	91.460%
Against	35,537.502	3.008%	3.260%
Abstain	57,558.323	4.872%	5.280%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

I.	Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,055,705.322	89.369%	96.845%
Against	11,648.112	0.986%	1.068%
Abstain	22,745.389	1.925%	2.087%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,017,436.428	86.129%	93.334%
Against	27,002.855	2.286%	2.477%
Abstain	45,659.540	3.865%	4.189%
Broker Non-votes	—	—	—
Total	1,090,098.823	92.280%	100.000%

22

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

23

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

24

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

25

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

26

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

S&P 500 Index Fund	Letter from the Chairman

Michael J. Cosgrove

Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — S&P 500 Index Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary.

We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high–offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

S&P 500 Index Fund

Mike Cosgrove is President and Chief Executive Officer — Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer — GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

S&P 500 Index Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

S&P 500 Index Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments S&P 500 Index Fund (the “Fund”) and is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap

U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

S&P 500 Index Fund	(unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation. The Fund is managed by a team of portfolio managers composed of the following members: Karl Schneider and John Tucker.

Karl A. Schneider, CAIA is a Vice President of SSgA FM and Head of US Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously with (GEBS), he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Karl is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Karl worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996. Karl holds a BS in Finance and Investments from Babson College and also an MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John Tucker, CFA is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. John is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, John was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988. John received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Q.	How did the S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the S&P 500 Index Fund returned 5.86% for Class 1 shares. The S&P 500 Index, the Fund’s benchmark, returned
6.02% and the Fund’s Morningstar peer group of 384 U.S. Insurance Large Growth funds returned an average of 5.25% over the same period.

Q.	What market conditions affected Fund performance?

A.	During the buoyant first quarter of 2011, global financial markets navigated turmoil in the Arab world and earthquake devastation in Japan with impressive resilience. But a surge in weekly U.S. unemployment claims and downbeat data on the soggy U.S. housing market soon made many investors wary. Core inflation also continued its steady climb, dampening investor hopes that the Federal Reserve might soon introduce a new round of asset purchases after the expiration of QE2. The only relief for equity holders came late in the quarter with the announcement that crude oil in storage would be allocated to the marketplace, as well as sovereign debt developments in Europe, which provided an additional boost to sentiment.

Q.	What were the primary drivers of Fund performance?

A.	By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index, and was not materially impacted by IPOs, M&A activity, or strategies which are not the principal strategy of the Fund. As of June 30, 2011, the four largest sectors in the S&P 500 Index were information technology (17.3%), financials (14.7%), energy (12.3%), and health care (11.4%). The highest returning sector for the last six months was health care (+13%) followed by energy (+11%). The lowest returning sectors were financials (-3%) and information technology (+2%).

Q.	Were there any significant changes in the Fund during the period?

A.	Over the last six months there were 10 index addition/deletion changes announced by Standard & Poor’s that impacted the Fund. Not all the additions and deletions were bought and sold in the Fund, however, many changes were as a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter’s end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

2

S&P 500 Index Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,058.56	1.89
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,022.70	1.86

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (for the period January 1, 2011—June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).
**	Actual Fund Return for the six-month period ended June 30, 2011 was: 5.86%. Past performance does not guarantee future results.

3

S&P 500 Index Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (S&P 500 Index). The Fund seeks its objective by seeking to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Month**	One Year	Five Year	Ten Year
Number of Funds in peer group:	384	384	353	276
Peer group average annual total return:	5.25%	29.38%	2.47%	2.44%
Morningstar category in peer group : U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value of $207,269 (in thousands) on June 30, 2011(a)(b)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value)(b)(c)

Exxon Mobil Corp.	3.26%
Apple Inc.	2.52%
International Business Machines Corp.	1.69%
Chevron Corp.	1.68%
General Electric Co.	1.62%
Microsoft Corp.	1.57%
AT&T Inc.	1.51%
Johnson & Johnson	1.48%
The Procter & Gamble Co.	1.44%
Pfizer Inc.	1.32%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Returns

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date 4/15/85)

	Six Month**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
S&P 500 Index Fund	5.86%	30.45%	2.60%	2.36%	$12,633
S&P 500 Index	6.02%	30.69%	2.94%	2.72%	$13,076

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(b)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.
*Less	than 0.01%
**Total	returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

S&P 500 Index Fund

	Number of Shares	Fair Value
Common Stock — 97.5%†

Advertising — 0.2%

Omnicom Group Inc.	4,680	$225,389
The Interpublic Group of companies Inc.	8,730	109,125
		334,514

Aerospace & Defense — 2.8%

General Dynamics Corp.	6,167	459,565
Goodrich Corp.	2,184	208,572
Honeywell International Inc.	13,043	777,232
ITT Corp.	3,026	178,322
L-3 Communications Holdings Inc.	1,800	157,410
Lockheed Martin Corp.	4,752	384,769
Northrop Grumman Corp.	4,922	341,341
Precision Castparts Corp.	2,400	395,160
Raytheon Co.	5,969	297,555
Rockwell Collins Inc.	2,568	158,420
Textron Inc.	5,025	118,640
The Boeing Co.	12,286	908,304	(d)
United Technologies Corp.	15,572	1,378,278	(d)
		5,763,568

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	11,386	343,288

Air Freight & Logistics — 1.0%

CH Robinson Worldwide Inc.	2,700	212,868
Expeditors International of Washington Inc.	3,500	179,165
FedEx Corp.	5,411	513,233
United Parcel Service Inc.	16,496	1,203,053
		2,108,319

Airlines — 0.1%

Southwest Airlines Co.	12,949	147,878

Aluminum — 0.1%

Alcoa Inc.	18,040	286,114	(d)

Apparel Retail — 0.5%

Abercrombie & Fitch Co.	1,600	107,072
Ltd Brands Inc.	4,488	172,564
Ross Stores Inc.	1,900	152,228
The Gap Inc.	7,079	128,130
TJX companies Inc.	6,780	356,153
Urban Outfitters Inc.	2,400	67,560	(a)
		983,707

Apparel, Accessories & Luxury Goods — 0.3%

Coach Inc.	4,800	306,864

	Number of Shares	Fair Value

Polo Ralph Lauren Corp.	1,000	$132,610
VF Corp.	1,402	152,201
		591,675

Application Software — 0.6%

Adobe Systems Inc.	8,784	276,257	(a,d)
Autodesk Inc.	3,948	152,393	(a)
Citrix Systems Inc.	3,100	248,000	(a)
Compuware Corp.	4,100	40,016	(a)
Intuit Inc.	4,500	233,370	(a)
Salesforce.com Inc.	2,000	297,960	(a)
		1,247,996

Asset Management & Custody Banks — 1.2%

Ameriprise Financial Inc.	4,004	230,951
BlackRock Inc.	1,600	306,896
Federated Investors Inc.	1,500	35,760
Franklin Resources Inc.	2,500	328,225
Invesco Ltd.	8,000	187,200
Janus Capital Group Inc.	3,400	32,096
Legg Mason Inc.	2,900	95,004
Northern Trust Corp.	4,200	193,032
State Street Corp.	8,200	369,738	(c)
T Rowe Price Group Inc.	4,400	265,496
The Bank of New York Mellon Corp.	21,303	545,783
		2,590,181

Auto Parts & Equipment — 0.2%

Johnson Controls, Inc.	11,446	476,840

Automobile Manufacturers — 0.4%

Ford Motor Co.	63,027	869,142	(a)

Automotive Retail — 0.2%

AutoNation Inc.	1,286	47,080	(a)
AutoZone Inc.	394	116,171	(a)
CarMax Inc.	3,800	125,666	(a)
O’Reilly Automotive Inc.	2,400	157,224	(a)
		446,141

Biotechnology — 1.2%

Amgen Inc.	15,522	905,709	(a,d)
Biogen Idec Inc.	4,000	427,680	(a)
Celgene Corp.	7,663	462,232	(a)
Cephalon Inc.	1,200	95,880	(a)
Gilead Sciences Inc.	13,549	561,064	(a)
		2,452,565

Brewers — 0.1%

Molson Coors Brewing Co.	2,698	120,709

Broadcasting — 0.3%

CBS Corp.	11,709	333,589
Discovery Communications Inc. (Class A)	4,500	184,320	(a)
Scripps Networks Interactive Inc.	1,600	78,208
		596,117

See Notes to Schedule of Investments and Notes to Financial Statements.

5

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Building Products — 0.0%*

Masco Corp.	5,990	$72,060

Cable & Satellite — 1.2%

Cablevision Systems Corp.	3,900	141,219
Comcast Corp. (Class A)	46,358	1,174,712
DIRECTV	12,800	650,496	(a)
Time Warner Cable Inc.	5,696	444,516
		2,410,943

Casinos & Gaming — 0.1%

International Game Technology	5,500	96,690
Wynn Resorts Ltd.	1,300	186,602
		283,292

Coal & Consumable Fuels — 0.3%

Alpha Natural Resources Inc.	3,900	177,216	(a)
Consol Energy Inc.	3,900	189,072
Peabody Energy Corp.	4,679	275,640
		641,928

Commercial Printing — 0.0%*

RR Donnelley & Sons Co.	3,599	70,576

Communications Equipment — 1.9%

Cisco Systems Inc.	92,464	1,443,363	(d)
F5 Networks Inc.	1,300	143,325	(a)
Harris Corp.	2,100	94,626
JDS Uniphase Corp.	3,650	60,809	(a)
Juniper Networks Inc.	8,700	274,050	(a)
Motorola Mobility Holdings Inc.	4,943	108,944	(a)
Motorola Solutions Inc.	5,735	264,039	(a)
QUALCOMM Inc.	28,029	1,591,767
Tellabs Inc.	7,652	35,276
		4,016,199

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	5,600	175,896
GameStop Corp.	2,300	61,341	(a)
		237,237

Computer Hardware — 3.3%

Apple Inc.	15,589	5,232,760	(a)
Dell Inc.	27,728	462,226	(a)
Hewlett-Packard Co.	34,849	1,268,504
		6,963,490

Computer Storage & Peripherals — 0.8%

EMC Corp.	34,514	950,861	(a)
Lexmark International Inc.	1,400	40,964	(a)
NetApp Inc.	6,200	327,236	(a)
SanDisk Corp.	3,800	157,700	(a)
Western Digital Corp.	3,800	138,244	(a)
		1,615,005

	Number of Shares	Fair Value

Construction & Engineering — 0.2%

Fluor Corp.	2,878	$186,091
Jacobs Engineering Group Inc.	2,300	99,475	(a)
Quanta Services Inc.	4,000	80,800	(a)
		366,366

Construction & Farm Machinery & Heavy Trucks — 1.2%

Caterpillar Inc.	10,832	1,153,175
Cummins Inc.	3,256	336,963
Deere & Co.	6,940	572,203
Joy Global Inc.	1,800	171,432
PACCAR Inc.	6,203	316,911
		2,550,684

Construction Materials — 0.0%*

Vulcan Materials Co.	2,400	92,472

Consumer Electronics — 0.0%*

Harman International Industries Inc.	1,200	54,684

Consumer Finance — 0.8%

American Express Co.	17,391	899,115	(d)
Capital One Financial Corp.	7,525	388,817
Discover Financial Services	9,598	256,746
SLM Corp.	9,100	152,971
		1,697,649

Data Processing & Outsourced Services — 1.2%

Automatic Data Processing Inc.	8,480	446,726
Computer Sciences Corp.	2,882	109,401
Fidelity National Information Services Inc.	4,700	144,713
Fiserv Inc.	2,378	148,934	(a)
Mastercard Inc.	1,600	482,144
Paychex Inc.	5,125	157,440
The Western Union Co.	10,524	210,796
Total System Services Inc.	2,902	53,919
Visa Inc.	8,000	674,080
		2,428,153

Department Stores — 0.4%

JC Penney Company Inc.	3,787	130,803
Kohl’s Corp.	5,000	250,050
Macy’s Inc.	7,030	205,557
Nordstrom Inc.	2,892	135,750
Sears Holdings Corp.	819	58,509	(a)
		780,669

Distillers & Vintners — 0.1%

Brown-Forman Corp.	1,747	130,483
Constellation Brands Inc.	3,500	72,870	(a)
		203,353

Distributors — 0.1%

Genuine Parts Co.	2,496	135,782

See Notes to Schedule of Investments and Notes to Financial Statements.

6

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Diversified Chemicals — 1.0%

Eastman Chemical Co.	1,159	$118,299
EI du Pont de Nemours & Co.	15,361	830,262
FMC Corp.	1,100	94,622
PPG Industries Inc.	2,737	248,492
The Dow Chemical Co.	19,494	701,784
		1,993,459

Diversified Financial Services — 4.8%

Bank of America Corp.	169,529	1,858,038
Citigroup Inc.	49,170	2,047,439
Comerica Inc.	2,756	95,275
JPMorgan Chase & Co.	66,850	2,736,839	(d)
US BanCorp	32,009	816,550
Wells Fargo & Co.	89,002	2,497,396
		10,051,537

Diversified Metals & Mining — 0.4%

Freeport-McMoRan Copper & Gold Inc.	15,810	836,349
Titanium Metals Corp.	1,600	29,312
		865,661

Diversified REITs — 0.1%

Vornado Realty Trust	2,847	265,283

Diversified Support Services — 0.1%

Cintas Corp.	1,900	62,757
Iron Mountain Inc.	3,500	119,315
		182,072

Drug Retail — 0.7%

CVS Caremark Corp.	22,827	857,839
Walgreen Co.	15,413	654,436
		1,512,275

Education Services — 0.1%

Apollo Group Inc.	1,900	82,992	(a)
DeVry Inc.	1,200	70,956
		153,948

Electric Utilities — 1.8%

American Electric Power Company Inc.	8,325	313,686	(d)
Duke Energy Corp.	21,809	410,663
Edison International	5,242	203,128
Entergy Corp.	3,085	210,644
Exelon Corp.	10,952	469,184
FirstEnergy Corp.	7,054	311,434
NextEra Energy Inc.	7,262	417,275
Northeast Utilities	3,100	109,027
Pepco Holdings Inc.	4,000	78,520
Pinnacle West Capital Corp.	1,900	84,702
PPL Corp.	9,544	265,610
Progress Energy Inc.	4,856	233,137
Southern Co.	14,358	579,776
		3,686,786

	Number of Shares	Fair Value

Electrical Components & Equipment — 0.5%

Emerson Electric Co.	12,838	$722,138
Rockwell Automation Inc.	2,468	214,124
Roper Industries Inc.	1,600	133,280
		1,069,542

Electronic Components — 0.3%

Amphenol Corp.	3,000	161,970
Corning Inc.	25,939	470,793
		632,763

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	2,700	91,017

Electronic Manufacturing Services — 0.1%

Jabil Circuit Inc.	2,900	58,580
Molex Inc.	2,650	68,290
		126,870

Environmental & Facilities Services — 0.3%

Republic Services Inc.	5,450	168,132
Stericycle Inc.	1,400	124,768	(a)
Waste Management Inc.	8,303	309,453
		602,353

Fertilizers & Agricultural Chemicals — 0.4%

CF Industries Holdings Inc.	1,270	179,921
Monsanto Co.	9,123	661,782	(d)
		841,703

Food Distributors — 0.2%

Sysco Corp.	10,044	313,172

Food Retail — 0.3%

Safeway Inc.	6,200	144,894
SUPERVALU Inc.	3,213	30,234
The Kroger Co.	10,066	249,637
Whole Foods Market Inc.	2,300	145,935
		570,700

Footwear — 0.3%

NIKE Inc.	6,310	567,774

Gas Utilities — 0.1%

Nicor Inc.	843	46,146
Oneok Inc.	1,900	140,619
		186,765

General Merchandise Stores — 0.3%

Big Lots Inc.	1,400	46,410	(a)
Family Dollar Stores Inc.	2,300	120,888
Target Corp.	11,549	541,764
		709,062

See Notes to Schedule of Investments and Notes to Financial Statements.

7

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Gold — 0.2%

Newmont Mining Corp.	8,128	$438,668

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	4,661	192,965
Cardinal Health Inc.	5,751	261,210
McKesson Corp.	4,202	351,497
Patterson companies Inc.	1,700	55,913
		861,585

Healthcare Equipment — 1.8%

Baxter International Inc.	9,529	568,786	(d)
Becton Dickinson and Co.	3,788	326,412
Boston Scientific Corp.	24,843	171,665	(a)
CareFusion Corp.	3,375	91,699	(a)
Covidien PLC	8,100	431,163
CR Bard Inc.	1,502	165,010
Edwards Lifesciences Corp.	2,000	174,360	(a)
Intuitive Surgical Inc.	620	230,708	(a)
Medtronic Inc.	17,832	687,067
St Jude Medical Inc.	5,492	261,859
Stryker Corp.	5,852	343,454
Varian Medical Systems Inc.	1,900	133,038	(a)
Zimmer Holdings Inc.	3,300	208,560	(a)
		3,793,781

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	7,895	49,265	(a)

Healthcare Services — 0.6%

DaVita Inc.	1,700	147,237	(a)
Express Scripts Inc.	8,900	480,422	(a)
Laboratory Corporation of America Holdings	1,600	154,864	(a)
Medco Health Solutions Inc.	6,666	376,762	(a)
Quest Diagnostics Inc.	2,600	153,660
		1,312,945

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	2,500	95,200

Healthcare Technology — 0.1%

Cerner Corp.	2,600	158,886

Home Building — 0.1%

DR Horton Inc.	5,600	64,512
Lennar Corp.	3,200	58,080
Pulte Group Inc.	6,435	49,292	(a)
		171,884

Home Entertainment Software — 0.1%

Electronic Arts Inc.	6,100	143,960	(a)

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	4,400	256,828	(a)

	Number of Shares	Fair Value

Home Furnishings — 0.0%*

Leggett & Platt Inc.	2,700	$65,826

Home Improvement Retail — 0.7%

Home Depot Inc.	26,733	968,269
Lowe’s companies Inc.	21,702	505,874
		1,474,143

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	7,200	270,936
Marriott International Inc.	5,114	181,496
Starwood Hotels & Resorts Worldwide Inc.	3,200	179,328
Wyndham Worldwide Corp.	2,849	95,869
		727,629

Household Appliances — 0.0%*

Whirlpool Corp.	1,143	92,949

Household Products — 2.1%

Clorox Co.	2,384	160,777
Colgate-Palmolive Co.	8,372	731,797
Kimberly-Clark Corp.	6,836	455,004	(d)
The Procter & Gamble Co.	46,973	2,986,074
		4,333,652

Housewares & Specialties — 0.1%

Fortune Brands Inc.	2,541	162,040
Newell Rubbermaid Inc.	5,156	81,362
		243,402

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	2,600	70,278

Hypermarkets & Super Centers — 1.1%

Costco Wholesale Corp.	7,217	586,309
Wal-Mart Stores Inc.	32,087	1,705,103
		2,291,412

Independent Power Producers & Energy Traders — 0.2%

Constellation Energy Group Inc.	3,403	129,178
NRG Energy Inc.	4,400	108,152	(a)
The AES Corp.	10,600	135,044	(a)
		372,374

Industrial Conglomerates — 2.3%

3M Co.	11,880	1,126,818
General Electric Co.	178,162	3,360,135	(f)
Tyco International Ltd.	8,100	400,383
		4,887,336

Industrial Gases — 0.5%

Air Products & Chemicals Inc.	3,632	347,147	(d)
Airgas Inc.	1,100	77,044

See Notes to Schedule of Investments and Notes to Financial Statements.

8

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Praxair Inc.	5,165	$559,834
		984,025

Industrial Machinery — 1.2%

Danaher Corp.	8,900	471,611
Dover Corp.	3,158	214,112
Eaton Corp.	5,900	303,555
Flowserve Corp.	1,000	109,890
Illinois Tool Works Inc.	8,227	464,743
Ingersoll-Rand PLC	5,400	245,214
Pall Corp.	1,778	99,977
Parker Hannifin Corp.	2,672	239,785
Snap-On Inc.	1,009	63,042
Stanley Black & Decker Inc.	2,692	193,959
		2,405,888

Industrial REITs — 0.1%

Prologis Inc.	7,299	261,596

Insurance Brokers — 0.3%

AON Corp.	5,436	278,867
Marsh & McLennan companies Inc.	8,853	276,125
		554,992

Integrated Oil & Gas — 7.1%

Chevron Corp.	33,858	3,481,957
ConocoPhillips	23,919	1,798,470
Exxon Mobil Corp.	82,993	6,753,970	(d)
Hess Corp.	5,070	379,033	(d)
Marathon Oil Corp.	11,842	623,837
Murphy Oil Corp.	3,300	216,678
Occidental Petroleum Corp.	13,779	1,433,567
		14,687,512

Integrated Telecommunication Services — 2.7%

AT&T Inc.	99,780	3,134,090
CenturyLink Inc.	10,299	416,389
Frontier Communications Corp.	16,974	136,980
Verizon Communications Inc.	47,367	1,763,473
Windstream Corp.	8,843	114,605
		5,565,537

Internet Retail — 0.9%

Amazon.com Inc.	6,000	1,226,940	(a)
Expedia Inc.	3,600	104,364
NetFlix Inc.	700	183,883	(a)
priceline.com Inc.	820	419,783	(a)
		1,934,970

Internet Software & Services — 1.6%

Akamai Technologies Inc.	3,400	106,998	(a)
eBay Inc.	19,000	613,130	(a)
Google Inc.	4,224	2,138,949
Monster Worldwide Inc.	2,700	39,582	(a)
VeriSign Inc.	3,162	105,801
Yahoo! Inc.	21,489	323,195	(a)
		3,327,655

	Number of Shares	Fair Value

Investment Banking & Brokerage — 1.0%

E*Trade Financial Corp.	3,440	$47,472	(a)
Morgan Stanley	25,696	591,265
The Charles Schwab Corp.	17,311	284,766
The Goldman Sachs Group Inc.	8,699	1,157,750
		2,081,253

IT Consulting & Other Services — 2.0%

Cognizant Technology Solutions Corp.	5,100	374,034	(a)
International Business Machines Corp.	20,430	3,504,766
SAIC Inc.	5,200	87,464	(a)
Teradata Corp.	3,000	180,600	(a)
		4,146,864

Leisure Products — 0.1%

Hasbro Inc.	2,196	96,470
Mattel Inc.	5,851	160,844
		257,314

Life & Health Insurance — 1.1%

Aflac Inc.	8,000	373,440
Lincoln National Corp.	5,642	160,741
MetLife Inc.	17,973	788,475
Principal Financial Group Inc.	5,200	158,184
Prudential Financial Inc.	8,000	508,720
Torchmark Corp.	1,272	81,586
Unum Group	5,489	139,860
		2,211,006

Life Sciences Tools & Services — 0.5%

Agilent Technologies Inc.	5,885	300,782	(a)
Life Technologies Corp.	3,003	156,366	(a)
PerkinElmer Inc.	2,310	62,162
Thermo Fisher Scientific Inc.	6,628	426,777	(a)
Waters Corp.	1,500	143,610	(a)
		1,089,697

Managed Healthcare — 1.1%

Aetna Inc.	6,608	291,347
CIGNA Corp.	4,789	246,298
Coventry Healthcare Inc.	2,800	102,116	(a)
Humana Inc.	2,727	219,633
UnitedHealth Group Inc.	18,276	942,676
WellPoint Inc.	6,200	488,374
		2,290,444

Metal & Glass Containers — 0.1%

Ball Corp.	2,732	105,073
Owens-Illinois Inc.	3,100	80,011	(a)
		185,084

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	3,700	151,589

See Notes to Schedule of Investments and Notes to Financial Statements.

9

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Movies & Entertainment — 1.5%

News Corp.	37,900	$670,830
The Walt Disney Co.	31,720	1,238,349
Time Warner Inc.	18,138	659,679
Viacom Inc.	9,913	505,563
		3,074,421

Multi-Line Insurance — 0.4%

American International Group Inc.	7,525	220,633	(a)
Assurant Inc.	1,800	65,286
Genworth Financial Inc.	8,400	86,352	(a)
Hartford Financial Services Group Inc.	7,404	195,243
Loews Corp.	5,366	225,855
		793,369

Multi-Sector Holdings — 0.1%

Leucadia National Corp.	3,100	105,710

Multi-Utilities — 1.3%

Ameren Corp.	3,842	110,803
CenterPoint Energy Inc.	7,618	147,408
CMS Energy Corp.	4,700	92,543
Consolidated Edison Inc.	4,907	261,249
Dominion Resources Inc.	10,000	482,700
DTE Energy Co.	3,066	153,361
Integrys Energy Group Inc.	1,531	79,367
NiSource Inc.	5,115	103,579
PG&E Corp.	6,454	271,262
Public Service Enterprise Group Inc.	8,492	277,179
SCANA Corp.	2,100	82,677
Sempra Energy	4,075	215,486
TECO Energy Inc.	3,600	68,004
Wisconsin Energy Corp.	3,800	119,130
Xcel Energy Inc.	8,480	206,064
		2,670,812

Office Electronics — 0.1%

Xerox Corp.	22,747	236,796

Office REITs — 0.1%

Boston Properties Inc.	2,500	265,400

Office Services & Supplies — 0.1%

Avery Dennison Corp.	2,055	79,385
Pitney Bowes Inc.	3,632	83,500
		162,885

Oil & Gas Drilling — 0.3%

Diamond Offshore Drilling Inc.	1,300	91,533
Helmerich & Payne Inc.	1,900	125,628
Nabors Industries Ltd.	4,500	110,880	(a)
Noble Corp.	4,000	157,640
Rowan companies Inc.	2,177	84,489	(a)
		570,170

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 2.1%

Baker Hughes Inc.	7,432	$539,266
Cameron International Corp.	4,300	216,247	(a)
FMC Technologies Inc.	4,186	187,491
Halliburton Co.	15,591	795,141
National Oilwell Varco Inc.	7,200	563,112
Schlumberger Ltd.	22,846	1,973,894
		4,275,151

Oil & Gas Exploration & Production — 2.1%

Anadarko Petroleum Corp.	8,456	649,083
Apache Corp.	6,348	783,280
Cabot Oil & Gas Corp.	1,900	125,989
Chesapeake Energy Corp.	11,400	338,466
Denbury Resources Inc.	6,700	134,000	(a)
Devon Energy Corp.	7,292	574,682
EOG Resources Inc.	4,500	470,475
EQT Corp.	2,614	137,287
Newfield Exploration Co.	2,300	156,446	(a)
Noble Energy Inc.	2,900	259,927
Pioneer Natural Resources Co.	1,900	170,183
QEP Resources Inc.	2,900	121,307
Range Resources Corp.	2,900	160,950
Southwestern Energy Co.	6,100	261,568	(a)
		4,343,643

Oil & Gas Refining & Marketing — 0.2%

Sunoco Inc.	1,976	82,419
Tesoro Corp.	2,300	52,693	(a)
Valero Energy Corp.	9,700	248,029
		383,141

Oil & Gas Storage & Transportation — 0.4%

El Paso Corp.	12,682	256,176
Spectra Energy Corp.	10,977	300,880
The Williams companies Inc.	9,586	289,976
		847,032

Packaged Foods & Meats — 1.6%

Campbell Soup Co.	3,115	107,623
ConAgra Foods Inc.	6,668	172,101
Dean Foods Co.	3,700	45,399	(a)
General Mills Inc.	10,462	389,396
HJ Heinz Co.	5,297	282,224
Hormel Foods Corp.	2,200	65,582
Kellogg Co.	4,290	237,323
Kraft Foods Inc.	29,190	1,028,364
McCormick & Company Inc.	2,300	114,011
Mead Johnson Nutrition Co.	3,450	233,048
Sara Lee Corp.	9,557	181,487
The Hershey Co.	2,584	146,900
The JM Smucker Co.	1,917	146,535
Tyson Foods Inc.	5,400	104,868
		3,254,861

See Notes to Schedule of Investments and Notes to Financial Statements.

10

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Paper Packaging — 0.1%

Bemis Company Inc.	1,962	$66,276
Sealed Air Corp.	2,814	66,945
		133,221

Paper Products — 0.1%

International Paper Co.	7,575	225,886
MeadWestvaco Corp.	2,500	83,275
		309,161

Personal Products — 0.2%

Avon Products Inc.	7,428	207,984
The Estee Lauder companies Inc.	1,900	199,861
		407,845

Pharmaceuticals — 5.6%

Abbott Laboratories	26,204	1,378,854	(d)
Allergan Inc.	5,255	437,479
Bristol-Myers Squibb Co.	28,318	820,089	(d)
Eli Lilly & Co.	17,443	654,636
Forest Laboratories Inc.	4,700	184,898	(a)
Hospira Inc.	2,639	149,526	(a)
Johnson & Johnson	46,186	3,072,293
Merck & Company Inc.	51,645	1,822,552
Mylan Inc.	6,965	171,827	(a)
Pfizer Inc.	133,014	2,740,088
Watson Pharmaceuticals Inc.	2,000	137,460	(a)
		11,569,702

Property & Casualty Insurance — 1.9%

ACE Ltd.	5,700	375,174
Berkshire Hathaway Inc.	28,969	2,241,911	(a)
Chubb Corp.	5,094	318,935
CIncinnati Financial Corp.	2,692	78,553
The Allstate Corp.	9,186	280,449	(d)
The Progressive Corp.	11,273	241,017
The Travelers companies Inc.	6,999	408,602
XL Group Plc	5,300	116,494
		4,061,135

Publishing — 0.2%

Gannett Company Inc.	4,808	68,851
The McGraw-Hill companies Inc.	5,421	227,194
The Washington Post Co.	90	37,705
		333,750

Rail Roads — 0.9%

CSX Corp.	18,417	482,894
Norfolk Southern Corp.	6,118	458,422
Union Pacific Corp.	8,137	849,503
		1,790,819

Real Estate Services — 0.1%

CB Richard Ellis Group Inc. (REIT)	4,900	123,039	(a)

	Number of Shares	Fair Value

Regional Banks — 1.0%

BB&T Corp.	11,700	$314,028
Fifth Third Bancorp	14,816	188,904
First Horizon National Corp.	4,055	38,685
Huntington Bancshares Inc.	13,934	91,407
KeyCorp	15,228	126,849
M&T Bank Corp.	2,200	193,490
Marshall & Ilsley Corp.	10,298	82,075
PNC Financial Services Group Inc.	8,704	518,845
Regions Financial Corp.	21,568	133,722
SunTrust Banks Inc.	9,229	238,108
Zions Bancorp.	2,500	60,025
		1,986,138

Research & Consulting Services — 0.1%

Dun & Bradstreet Corp.	900	67,986
Equifax Inc.	1,800	62,496
		130,482

Residential REITs — 0.3%

Apartment Investment & Management Co.	2,431	62,063
AvalonBay Communities Inc.	1,501	192,728
Equity Residential	5,000	300,000
		554,791

Restaurants — 1.3%

Chipotle Mexican Grill Inc.	500	154,095	(a)
Darden Restaurants Inc.	2,429	120,867
McDonald’s Corp.	17,490	1,474,757
Starbucks Corp.	12,298	485,648
Yum! Brands Inc.	7,729	426,950
		2,662,317

Retail REITs — 0.3%

Kimco Realty Corp.	6,500	121,160
Simon Property Group Inc.	5,037	585,450
		706,610

Semiconductor Equipment — 0.3%

Applied Materials Inc.	23,100	300,531	(d)
KLA-Tencor Corp.	2,800	113,344
MEMC Electronic Materials Inc.	4,500	38,385	(a)
Novellus Systems Inc.	1,700	61,438	(a)
Teradyne Inc.	3,600	53,280	(a)
		566,978

Semiconductors — 2.1%

Advanced Micro Devices Inc.	10,074	70,417	(a,d)
Altera Corp.	5,200	241,020
Analog Devices Inc.	5,200	203,528
Broadcom Corp.	8,250	277,530
First Solar Inc.	1,010	133,593	(a)
Intel Corp.	89,265	1,978,112	(d)
Linear Technology Corp.	3,800	125,476
LSI Corp.	10,092	71,855	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

11

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Microchip Technology Inc.	3,000	$113,730
Micron Technology Inc.	15,254	114,100	(a)
National Semiconductor Corp.	3,766	92,681
NVIDIA Corp.	9,300	148,195	(a)
Texas Instruments Inc.	19,451	638,576
Xilinx Inc.	4,187	152,700
		4,361,513

Soft Drinks — 2.3%

Coca-Cola Enterprises Inc.	5,318	155,179
Dr Pepper Snapple Group Inc.	3,700	155,141
PepsiCo Inc.	26,549	1,869,846	(d)
The Coca-Cola Co.	38,502	2,590,800	(d)
		4,770,966

Specialized Consumer Services — 0.0%*

H&R Block Inc.	5,292	84,884

Specialized Finance — 0.4%

CME Group Inc.	1,161	338,536
IntercontinentalExchange Inc.	1,300	162,123	(a)
Moody’s Corp.	3,184	122,106
NYSE Euronext	4,200	143,934
The NASDAQ OMX Group Inc.	2,600	65,780	(a)
		832,479

Specialized REITs — 0.6%

HCP Inc.	6,700	245,823
Healthcare Inc.	2,800	146,804
Host Hotels & Resorts Inc.	11,817	200,298
Plum Creek Timber Company Inc.	2,800	113,512
Public Storage	2,400	273,624
Ventas Inc.	2,600	137,046
Weyerhaeuser Co.	9,167	200,391
		1,317,498

Specialty Chemicals — 0.3%

Ecolab Inc.	3,952	222,814
International Flavors & Fragrances Inc.	1,247	80,107
Sigma-Aldrich Corp.	2,182	160,115
The Sherwin-Williams Co.	1,463	122,702
		585,738

Specialty Stores — 0.2%

Staples Inc.	12,450	196,710
Tiffany & Co.	2,000	157,040
		353,750

Steel — 0.3%

AK Steel Holding Corp.	2,300	36,248
Allegheny Technologies Inc.	1,751	111,136
Cliffs Natural Resources Inc.	2,400	221,880
Nucor Corp.	5,236	215,828
United States Steel Corp.	2,665	122,697
		707,789

	Number of Shares	Fair Value

Systems Software — 2.9%

BMC Software Inc.	2,900	$158,630	(a)
CA Inc.	6,600	150,744
Microsoft Corp.	124,939	3,248,414	(d)
Oracle Corp.	65,152	2,144,152	(d)
Red Hat Inc.	3,300	151,470	(a)
Symantec Corp.	12,685	250,148	(a)
		6,103,558

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	9,600	78,624
People’s United Financial Inc.	6,700	90,048
		168,672

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	4,519	75,784	(a)

Tobacco — 1.6%
Altria Group Inc.	34,853	920,468
Lorillard Inc.	2,411	262,486
Philip Morris International Inc.	30,079	2,008,375
Reynolds American Inc.	5,900	218,595
		3,409,924

Trading Companies & Distributors — 0.2%

Fastenal Co.	5,200	187,148
WW Grainger Inc.	982	150,884
		338,032

Trucking — 0.0%*

Ryder System Inc.	931	52,927

Wireless Telecommunication Services — 0.3%

American Tower Corp.	6,700	350,611	(a)
MetroPCS Communications Inc.	4,600	79,166	(a)
Sprint Nextel Corp.	51,500	277,585	(a)
		707,362

Total Common Stock (Cost $166,930,560)		202,569,722
Other Investments — 0.1%
GEI Investment Fund (Cost $72,481)		73,206	(e)

Total Investments in Securities (Cost $167,003,041)		202,642,928

See Notes to Schedule of Investments and Notes to Financial Statements.

12

S&P 500 Index Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value
Short-Term Investments — 2.2%
GE Institutional Money Market Fund Investment Class 0.11% (Cost $4,625,660)		$4,625,660	(b,e)

Total Investments (Cost $171,628,701)		207,268,588

Other Assets and Liabilities, net — 0.2%		480,544

NET ASSETS — 100.0%		$207,749,132

Other Information

The Fund had the following long futures contracts open at June 30, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	September 2011	86	$5,656,650	$187,822

See Notes to Schedule of Investments and Notes to Financial Statements.

13

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.
(d)	At June 30, 2011 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(f)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment Adviser.

*	Less than 0.05%.

†	Percentages are based on net assets as of June 30, 2011 .

Abbreviations:

REIT	Real Estate Investment Trust

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	6/30/11†		12/31/10		12/31/09		12/31/08		12/31/07	12/31/06
Inception date	—		—		—		—		—	4/15/85
Net asset value, beginning of period	$22.37		$19.82		$15.99		$26.52		$26.06	$22.94
Income/(loss) from investment operations:
Net investment income	0.20		0.40		0.38		0.52		0.47	0.42
Net realized and unrealized gains/(losses) on investments	1.11		2.54		3.84		(10.46)		0.86	3.12
Total income/(loss) from investment operations	1.31		2.94		4.22		(9.94)		1.33	3.54
Less distributions from:
Net investment income	—		0.39		0.39		0.50		0.47	0.42
Net realized gains	—		—		—		0.09		0.40	—
Total distributions	—		0.39		0.39		0.59		0.87	0.42
Net asset value, end of period	$23.68		$22.37		$19.82		$15.99		$26.52	$26.06
TOTAL RETURN (a)	5.86%		14.84%		26.30%		(37.40)%		5.10%	15.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$207,749		$217,344		$224,165		$209,176		$447,426	$497,105
Ratios to average net assets:
Net investment income (loss)	1.66%	*	1.79%		2.05%		1.91%		1.62%	1.58%
Net Expenses	0.37%	(b)(c)*	0.33%	(b)(c)	0.43%	(b)	0.41%	(b)	0.39%	0.40%
Gross Expenses	0.42%	*	0.38%		0.43%		0.41%		0.39%	0.40%
Portfolio turnover rate	1%		4%		5%		4%		6%	4%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund and/or GE Institutional Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
(c)	Reflects GE Asset Management’s contractual agreement with GE Investment Funds, Inc. to limit the Fund’s management fee to 0.30% of the average daily net assets of the Fund.
*	Annualized for periods less than one year.
†	Unaudited

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $166,930,560)	$202,569,722
Investments in affiliated securities, at Fair Value (cost $72,481)	73,206
Short-Term affiliated investments (at amortized cost)	4,625,660
Restricted cash	203,390
Receivable for investments sold	30,027
Income receivables	258,213
Receivable for fund shares sold	867
Variation margin receivable	188,770
Total Assets	207,949,855

LIABILITIES
Payable for fund shares redeemed	110,295
Payable to GEAM	42,497
Accrued other expenses	47,931
Total Liabilities	200,723
NET ASSETS	$207,749,132

NET ASSETS CONSIST OF :
Capital paid in	223,121,847
Undistributed (distribution in excess of) net investment income	1,802,575
Accumulated net realized (loss)	(53,053,281)
Net unrealized appreciation on:
Investments	35,690,169
Futures	187,822
NET ASSETS	$207,749,132

Class 1

NET ASSETS	207,749,132
Shares outstanding ($0.01 par value; unlimited shares authorized)	8,773,831
Net asset value per share	23.68

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations For the Six Months Ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income
Dividend	$2,105,740
Interest	74,685
Interest from affiliated investments	1,542
Total Income	2,181,967

Expenses
Advisory and administration fees	378,505
Director’s fees	3,077
Custody and accounting expenses	25,702
Professional fees	16,833
Other expenses	30,265
Total expenses before waiver and reimbursement	454,382
Less: Expenses reimbursed by the adviser	(53,814)
Less: Expenses waived or borne by the adviser	(2,049)
Net expenses	398,519
Net investment income	1,783,448

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain on:
Investments	2,852,040
Futures	132,624

Increase in unrealized appreciation on:
Investments	7,625,469
Futures	112,955
Net realized and unrealized gain on investments	10,723,088
Net increase in net assets resulting from operations	$12,506,536

The accompanying Notes are an integral part of these financial statements.

17

Statement of Changes in Net Assets
	Six months ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$1,783,448	$3,779,454
Net realized gain (loss) on investments and futures	2,984,664	(3,346,379)
Net increase in unrealized appreciationon investments and futures	7,738,424	28,656,653
Net increase from operations	12,506,536	29,089,728

Distributions to shareholders from :
Net investment income	—	(3,730,010)
Total distributions	—	(3,730,010)
Increase in net assets from operations and distributions	12,506,536	25,359,718
Share transactions :
Proceeds from sale of shares	1,934,037	2,496,222
Value of distributions reinvested	—	3,730,010
Cost of shares redeemed	(24,035,009)	(38,407,507)
Net (decrease) from share transactions	(22,100,972)	(32,181,275)
Total (decrease) in net assets	(9,594,436)	(6,821,557)

NET ASSETS
Beginning of period	217,343,568	224,165,125
End of period	$207,749,132	$217,343,568
Undistributed (distribution in excess of) net investment income, end of period	$1,802,575	$19,127

CHANGES IN FUND SHARES

Shares sold	83,896	119,058
Issued for distributions reinvested	—	166,444
Shares redeemed	(1,026,335)	(1,880,228)
Net Increase (Decrease) in Fund Shares	(942,439)	(1,594,726)

*	Unaudited

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	June 30, 2011 (unaudited)

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the “Fund”), Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivates The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

19

Notes to Financial Statements	June 30, 2011 (unaudited)

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and

model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses the net asset value per unit for the collective Fund. The Fund classifies the investment security in Level 2.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as exchange traded futures. Futures are valued at the last sale price on the primary market they are traded and are typically included in level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

20

Notes to Financial Statements	June 30, 2011 (unaudited)

The following table presents the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$202,569,722	$—	$—	$202,569,722
Other Investments	—	73,206	—	73,206
Short-Term Investments	4,625,660	—	—	4,625,660

Total Investments in Securities	$207,195,382	$73,206	$—	$207,268,588

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$187,822	$—	$—	$187,822

†   Schedule of Investments for Industry Classification.

*  Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011.

	Asset Derivatives June 30, 2011		Liability Derivatives June 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	187,822*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is updated within the Assets and/or Liabilities section of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	14,157,185/(12,506,063)	132,624	112,955
5.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund. Unless terminated or amended, this agreement will continue in effect until April 30, 2012. The agreement may only be changed or terminated with the approval of the Company’s Board of Directors and GEAM.

21

Notes to Financial Statements	June 30, 2011 (unaudited)

GEAM has a contractual agreement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. (“SSgA”) is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2011 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$2,800,341	$24,264,233

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation / (Depreciation)
	Appreciation	Depreciation
$182,917,831	$49,316,602	$(24,965,845)	$24,350,757

As of December 31, 2010, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$21,852,323	12/31/16
19,954,605	12/31/17
2,872,721	12/31/18

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

22

Notes to Financial Statements	June 30, 2011 (unaudited)

During the year ended December 31, 2010, there were no capital loss carryover expirations.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$3,730,010	$—	$3,730,010
2009	4,356,429	—	4,356,429

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually.

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, distributions from Real Estate Investment Trusts (REITs), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$(31,873)	$31,508	$365

23

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the S&P 500 Index Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	8,408,903.555	87.540%	94.756%
Abstain	465,321.742	4.844%	5.244%
Total	8,874,225.297	92.384%	100.000%

	Mr. Matthew J. Simpson
Affirmative	8,422,864.734	87.685%	94.914%
Abstain	451,360.563	4.699%	5.086%
Total	8,874,225.297	92.384%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,796,973.567	81.169%	87.861%
Against	477,112.801	4.967%	5.376%
Abstain	600,138.929	6.248%	6.763%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

24

Special Meeting of Shareholders — Voting Results	(unaudited)

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,755,080.506	80.733%	87.389%
Against	505,557.515	5.263%	5.697%
Abstain	613,587.276	6.388%	6.914%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,813,475.801	81.341%	88.047%
Against	464,518.048	4.836%	5.234%
Abstain	596,231.448	6.207%	6.719%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,763,648.713	80.823%	87.485%
Against	475,652.627	4.951%	5.360%
Abstain	634,923.957	6.610%	7.155%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,831,033.625	81.524%	88.245%
Against	424,706.543	4.421%	4.786%
Abstain	618,485.129	6.439%	6.969%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,843,963.735	81.659%	88.390%
Against	425,835.069	4.433%	4.799%
Abstain	604,426.493	6.292%	6.811%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

25

Special Meeting of Shareholders — Voting Results	(unaudited)

G.	Amendment of the Fund’s investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,672,962.827	79.878%	86.463%
Against	541,214.960	5.635%	6.099%
Abstain	660,047.510	6.871%	7.438%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

H.	Amendment of the Fund’s fundamental investment policy on illiquid investments and its reclassification from a fundamental policy to a non-fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,686,581.684	80.020%	86.617%
Against	520,112.398	5.415%	5.861%
Abstain	667,531.215	6.949%	7.522%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

I.	Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	8,379,284.293	87.232%	94.423%
Against	261,510.099	2.722%	2.947%
Abstain	233,430.905	2.430%	2.630%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	7,804,649.781	81.249%	87.947%
Against	542,408.126	5.647%	6.113%
Abstain	527,167.390	5.488%	5.940%
Broker Non-votes	—	—	—
Total	8,874,225.297	92.384%	100.000%

26

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

27

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

28

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

29

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

30

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Premier Growth Equity Fund	Letter from the Chairman

Michael J. Cosgrove Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — Premier Growth Equity Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary.

We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high-offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Premier Growth Equity Fund

Mike Cosgrove is President and Chief Executive Officer — Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer — GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Premier Growth Equity Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

Premier Growth Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Premier Growth Equity Fund (the “Fund”) and is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap

U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Premier Growth Equity Fund	(unaudited)

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund and has served in that capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989, and an Executive Vice President in 2013.

Q.	How did the Premier Growth Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the Premier Growth Equity Fund returned 7.32% for Class 1 shares. The S&P 500 Index and Russell 1000 Growth Index, the Fund’s benchmarks, returned 6.02% and 6.83% respectively, and the Fund’s Morningstar peer group of 388 U.S. Insurance Large Blend funds returned an average of 5.99% over the same period.

Q.	What market factors affected Fund performance?

A.	The S&P 500 experienced major volatility during the period against a backdrop of concerns including political unrest in the Middle East and North Africa (which sent oil prices skyrocketing 22%, then down 17% after strategic reserves were released to mitigate supply disruptions), fears of European sovereign debt contagion (which punished bank stocks), and U.S. deficit and debt ceiling debate. Despite these worries, corporate earnings strength sent U.S. equity markets higher early in the year, before renewed macro fears reversed the advance by the end of March. Bolstered by positive economic data, the S&P 500 rebounded and hit a three-year high on April 29th, but fluctuated wildly as the drumbeat of concerns continued. While more cyclical sectors outperformed in the first calendar quarter, a defensive shift characterized the markets as mid-year approached. During the period the large cap growth style of investing outperformed the value style, driven largely by underperformance in the financials sector (-3% in the context of a +6% S&P 500 return) — Premier Growth Equity did well in this environment. The information technology (+2%) sector also lagged as many investors questioned the strength of the recovery. Health care (+14%) was the strongest S&P 500 sector, followed by energy (+11%) and utilities (+9%) for the period.

Q.	What were the primary drivers of Fund performance?

A.	The Fund benefited primarily from positive stock selections in information technology, consumer discretionary and industrials. In technology, Baidu (an American Depository Receipt, +45%), significantly outperformed Google (-15% and not owned), as it gained market share of internet search activity in China. Visa (+20%) also rallied as a regulatory overhang cleared regarding interchange fees. We continued to view Qualcomm (+16%) as a long-term winner in mobile communications, with near-term value. Additionally, we continued to find technology stocks attractively valued in general, with many trading at or below market multiples relative to their projected growth prospects. Our media holdings in cable and satellite distribution also outperformed. DirecTV (+27%) benefited from strong U.S. and Latin American subscriber growth. Liberty Global (+26%) ended a convertible equity deal which enabled share repurchases to resume, and avoided proposed industry regulation in Belgium. Finally, within industrials, Dover (+17%) was a relative outperformer, enjoying strength in its end markets.

Despite the Fund’s positive overweight in health care, underweighting pharmaceuticals stocks as defensive industries outperformed, detracted from

2

(unaudited)

returns. Our focus on companies we believed to be relatively immune to health care reform didn’t help performance in this environment. For example, animal care leader VCA Antech (-9% amid investor skepticism on economic recovery prospects) and pharmacy benefits manager, Express Scripts (-2.9% as its Walgreen’s relationship deteriorated), underperformed. Although Goldman Sachs (-20%), CME Group (-8%) and State Street (-2%) weighed on returns as European sovereign debt concerns pressured financials, fortunately the Fund’s underweight in the financials sector versus the S&P 500 counteracted their negative effects. Other key detractors included Carnival Corp. (-17% as fuel costs rose), Lowe’s (-6% as housing stress continued) and communications equipment behemoth, Cisco (-23% on perceived share losses).

Q.	How was the Fund positioned at the end of the period?

A.	Information technology remained the Fund’s largest absolute weighting at mid-year, followed by consumer discretionary, health care and financials. Utilities, telecommunications and industrials were the Fund’s smallest sector weightings. We have continued to maintain a pro-cyclical positioning as the recovery takes hold — and we remained consistent with that longer term view even in the context of macro driven market jitters. We remain optimistic for U.S. equities for the balance of 2011 given the double-digit earnings growth outlook and attractive valuations for U.S. stocks in general. In our view, equity valuations are compressed for many of our holdings — especially in technology as noted above. We believe equity investors could increasingly differentiate between the Fund’s quality growth companies and lower-quality alternatives. We believe the portfolio is well positioned to navigate the slow growth recovery in the second half of the fiscal year.

3

Premier Growth Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 - June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,073.18	4.57
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,020.17	4.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Class 1 shares (for the period January 1, 2011 - June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended June 30, 2011 was 7.32% for Class 1 shares. Past performance does not guarantee future results.

4

Premier Growth Equity Fund	(unaudited)

Investment Profile

A Mutual Fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities such as common and preferred stock. The Fund invests primarily in a limited number of large-and medium-sized companies (companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months **	One Year	Five Year	Ten Year
Number of Funds in peer group:	388	388	343	271
Peer group average annual total return:	5.99%	34.34%	4.05%	2.11%
Morningstar category in peer group: U.S. Insurance Large Growth

Sector Allocation

as a % of Fair Value of $45,149 (in thousands) on June 30, 2011 (a) (b)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value) (a) (b)

QUALCOMM Inc.	4.85%
Schlumberger Ltd.	4.55%
The Western Union Co.	4.22%
Visa Inc.	4.14%
DIRECTV	4.07%
Express Scripts Inc.	3.98%
Apple Inc.	3.98%
PepsiCo Inc.	3.86%
CME Group Inc.	3.81%
Liberty Global Inc.	3.73%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 12/12/97)

	Six Months **	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Premier Growth Equity Fund	7.32%	31.20%	4.13%	2.57%	$12,885
S&P 500 Index	6.02%	30.69%	2.94%	2.72%	$13,076
Russell 1000 Growth Index	6.83%	35.01%	5.33%	2.24%	$12,483

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(b)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.
*	Less than 0.1%.
**	Total returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Premier Growth Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

Premier Growth Equity Fund

	Number of Shares	Fair Value
Common Stock — 97.7% †

Application Software — 1.3%

Intuit Inc.	11,417	$592,086	(a,d)

Asset Management & Custody Banks — 2.7%

State Street Corp.	27,401	1,235,511	(c)

Biotechnology — 5.0%

Amgen Inc.	26,164	1,526,669	(a)
Gilead Sciences Inc.	17,126	709,188	(a)
		2,235,857

Broadcasting — 2.3%

Discovery Communications Inc. (Class C)	28,067	1,025,849	(a)

Cable & Satellite — 7.8%

DIRECTV	36,154	1,837,346	(a)
Liberty Global Inc.	39,484	1,685,967	(a)
		3,523,313

Communications Equipment — 6.1%

Cisco Systems Inc.	35,679	556,949	(d)
QUALCOMM Inc.	38,533	2,188,289
		2,745,238

Computer Hardware — 4.0%

Apple Inc.	5,352	1,796,506	(a)

Data Processing & Outsourced Services — 10.8%

Paychex Inc.	34,727	1,066,814
The Western Union Co.	95,143	1,905,714
Visa Inc.	22,168	1,867,876
		4,840,404

Fertilizers & Agricultural Chemicals — 2.6%

Monsanto Co.	15,984	1,159,479

Healthcare Equipment — 3.6%

Covidien PLC	30,866	1,642,998

Healthcare Facilities — 0.9%

VCA Antech Inc.	19,980	423,576	(a)

Healthcare Services — 5.5%

Express Scripts Inc.	33,300	1,797,534	(a)
Lincare Holdings Inc.	23,786	696,216
		2,493,750

	Number of Shares	Fair Value

Home Furnishing Retail — 3.1%

Bed Bath & Beyond Inc.	24,262	$1,416,173	(a)

Home Improvement Retail — 2.5%

Lowe’s companies Inc.	47,571	1,108,880

Hotels, Resorts & Cruise Lines — 2.0%

Carnival Corp.	24,261	912,941

Industrial Machinery — 3.3%

Dover Corp.	22,073	1,496,549

Internet Retail — 1.5%

Amazon.com Inc.	3,234	661,321	(a)

Internet Software & Services — 6.9%

Baidu Inc. ADR	11,190	1,568,055	(a)
eBay Inc.	47,096	1,519,788	(a)
		3,087,843

Investment Banking & Brokerage — 2.7%

The Goldman Sachs Group Inc.	9,039	1,203,001

Oil & Gas Equipment & Services — 7.2%

Halliburton Co.	23,310	1,188,810
Schlumberger Ltd.	23,786	2,055,110
		3,243,920

Real Estate Services — 1.2%

CB Richard Ellis Group Inc. (REIT)	22,359	561,434	(a)

Soft Drinks — 3.9%

PepsiCo Inc.	24,737	1,742,227

Specialized Finance — 3.8%

CME Group Inc.	5,899	1,720,089

Specialty Chemicals — 1.5%

Ecolab Inc.	11,702	659,759

Systems Software — 2.2%

Microsoft Corp.	38,056	989,456	(d)

Wireless Telecommunication Services — 3.3%

American Tower Corp.	28,067	1,468,746	(a)

Total Common Stock (Cost $35,167,322)		43,986,906

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Premier Growth Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Fair Value
Other Investments — 0.0%*
GEI Investment Fund (Cost $2,769)	$2,797	(e)

Total Investments in Securities (Cost $35,170,091)	43,989,703
Short-Term Investments — 2.6%
GE Institutional Money Market Fund Investment Class 0.11% (Cost $1,159,406)	1,159,406	(b,e)

Total Investments (Cost $36,329,497)	45,149,109

Liabilities in Excess of Other Assets, net — (0.3)%	(121,781)

NET ASSETS — 100.0%	$45,027,328

Other Information

The Fund had the following short futures contracts open at June 30, 2011 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	September 2011	2	$(131,550)	$(1,856)

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.
(d)	At June 30, 2011 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of June 30, 2011 .

Abbreviations:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	6/30/11†		12/31/10		12/31/09		12/31/08		12/31/07	12/31/06
Inception date	—		—		—		—		—	12/12/97
Net asset value, beginning of period	$71.60		$64.30		$46.49		$78.95		$82.17	$75.65
Income/(loss) from investment operations:
Net investment income (loss)	0.04		0.14	**	0.20		0.30		0.23	0.35
Net realized and unrealized gains/(losses) on investments	5.20		7.32		17.81		(29.32)		4.19	6.51
Total income/(loss) from investment operations	5.24		7.46		18.01		(29.02)		4.42	6.86
Less distributions from:
Net investment income	—		0.16		0.20		0.26		0.23	0.34
Return of Capital	—		—		—		0.01		—	—
Net realized gains	—		—		—		3.17		7.41	—
Total distributions	—		0.16		0.20		3.44		7.64	0.34
Net asset value, end of period	$76.84		$71.60		$64.30		$46.49		$78.95	$82.17
TOTAL RETURN(a)	7.32%		11.61%		38.74%		(36.66)%		5.34%	9.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$45,027		$45,280		$48,620		$43,308		$94,720	$110,538
Ratios to average net assets:
Net investment income (loss)	0.09%	*	0.22%		0.33%		0.36%		0.24%	0.41%
Net expenses	0.89%	(b)*	0.76%	(b)	0.90%	(b)	0.76%	(b)	0.72%	0.71%
Gross expenses	0.89%	(b)*	0.76%		0.90%		0.76%		0.72%	0.71%
Portfolio turnover rate	11%		19%		18%		23%		29%	27%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund and/or GE Institutional Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Unaudited

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $35,167,322)	$43,986,906
Investments in affiliated securities, at Fair Value (cost $2,769)	2,797
Short-Term affiliated investments (at amortized cost)	1,159,406
Income receivables	13,036
Receivable for fund shares sold	212
Total Assets	45,162,357

LIABILITIES
Payable for investments purchased	43,274
Payable for fund shares redeemed	33,220
Payable to GEAM	23,361
Accrued other expenses	34,054
Variation margin payable	1,120
Total Liabilities	135,029
NET ASSETS	$45,027,328

NET ASSETS CONSIST OF:
Capital paid in	42,142,671
Undistributed (distribution in excess of) net investment income	20,801
Accumulated net realized (loss)	(5,953,900)
Net unrealized appreciation/ (depreciation) on:
Investments	8,819,612
Futures	(1,856)
NET ASSETS	$45,027,328

Class 1

NET ASSETS	45,027,328
Shares outstanding( $.001 par value; unlimited shares authorized)	585,952
Net asset value per share	$76.84

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Dividend	$222,824
Interest	101
Interest from affiliated investments	790
Total Income	223,715

Expenses:
Advisory and administration fees	149,245
Distribution fees
Class 4*	15
Transfer agent	10,136
Director’s fees	724
Custody and accounting expenses	20,996
Professional fees	9,774
Other expenses	12,670
Total expenses before waiver and reimbursement	203,560
Less: Expenses waived or borne by the adviser	(876)
Net expenses	202,684
Net investment income	21,031

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (loss) on:
Investments	1,519,347
Futures	(44,926)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	1,773,234
Futures	(1,856)
Net realized and unrealized gain on investments	3,245,799
Net increase in net assets resulting from operations	$3,266,830

*	Effective April 30, 2011, Class 4 shares were closed.

The accompanying Notes are an integral part of these financial statements.

11

Statement of Changes in Net Assets
	Six months ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$21,031	$98,223
Net realized gain (loss) on investments and futures	1,474,421	(814,383)
Net increase in unrealized appreciation on investments and futures	1,771,378	5,595,268
Net increase from operations	3,266,830	4,879,108
Distributions to shareholders from :
Net investment income
Class 1	—	(102,983)
Class 4**	—	—
Total distributions	—	(102,983)
Increase in net assets from operations and distributions	3,266,830	4,776,125
Share transactions :
Proceeds from sale of shares
Class 1	787,469	403,902
Class 4**	—	—
Value of distributions reinvested
Class 1	—	102,983
Class 4**	—	—
Cost of shares redeemed
Class 1	(4,305,571)	(8,622,493)
Class 4**	(10,658)	—
Net (decrease) from share transactions	(3,528,760)	(8,115,608)
Total (decrease) in net assets	(261,930)	(3,339,483)

NET ASSETS
Beginning of period	45,289,258	48,628,741
End of period	$45,027,328	$45,289,258
Undistributed (distribution in excess of) net investment income, end of period	$20,801	$(230)

CHANGES IN FUND SHARES

Class 1
Shares sold	10,463	6,304
Issued for distributions reinvested	—	1,434
Shares redeemed	(56,895)	(131,514)
Net (decrease) in fund shares	(46,432)	(123,776)

Class 4**
Shares sold	—	—
Issued for distributions reinvested	—	—
Shares redeemed	(136)	—
Net increase (decrease) in fund shares	(136)	—

*	Unaudited
**	Effective April 30, 2011 Class 4 shares were closed.

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	June 30, 2011 (unaudited)

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the “Fund”), Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008 and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Effective April 30, 2011, Class 4 shares were closed and are no longer offered.

2.	Summary of Significant Accounting Policies

The preparation sof financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of

13

Notes to Financial Statements	June 30, 2011 (unaudited)

applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as possible.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses the net asset value per unit for the collective fund. The Fund classifies the investment security in level 2.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as exchange traded futures. Futures are valued at the last sale price on the primary market they are traded and are typically included in level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

14

Notes to Financial Statements	June 30, 2011 (unaudited)

The following table presents the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$43,986,906	$—	$—	$43,986,906
Other Investments	—	2,797	—	2,797
Short-term Investments	1,159,406	—	—	1,159,406
Total Investments in Securities	$45,146,312	$2,797	$—	$45,149,109
Other Financial Instruments*
Futures Contracts — Unrealized Depreciation	$(1,856)	$—	$—	$(1,856)

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011.

Equity Contracts	Assets, Net Assets —Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(1,856	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities section of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under FASB Accounting ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	4,878,367/(4,963,135)	$(44,926)	$(1,856)
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the

Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of the Fund’s total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six month period ended June 30, 2011.

15

Notes to Financial Statements	June 30, 2011 (unaudited)

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the management fee earned by GEAM with respect to the Funds Investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the six month period ended June 30, 2011 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$4,840,786	$8,239,275

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)
	Appreciation	Depreciation
$38,814,096	$7,349,631	$(1,014,618)	$6,335,013

16

Notes to Financial Statements	June 30, 2011 (unaudited)

As of December 31, 2010, the Fund has capital loss carryovers as indicated below.

Amount	Expires
$3,967,110	12/31/17
976,843	12/31/18

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long- Term Capital Gains	Return of Capital	Total
2010	$102,983	$—	$—	$102,983
2009	153,151	—	—	153,151

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$4,530	$(6)	$(4,524)

9.	Significant Transaction

Effective April 30, 2011 the Fund closed Class 4 shares. A full redemption was made by investors in the share class at the closing net asset value.

17

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the Premier Growth Equity Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	572,825.349	91.839%	97.540%
Abstain	14,443.890	2.316%	2.460%
Total	587,269.239	94.155%	100.000%

	Mr. Matthew J. Simpson
Affirmative	572,856.881	91.844%	97.546%
Abstain	14,412.358	2.311%	2.454%
Total	587,269.239	94.155%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	540,077.319	86.589%	91.964%
Against	38,175.748	6.121%	6.501%
Abstain	9,016.172	1.445%	1.535%
Broker Non-votes	_	_	_
Total	587,269.239	94.155%	100.000%

18

Special Meeting of Shareholders — Voting Results	(unaudited)

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	543,424.240	87.126%	92.534%
Against	33,917.324	5.437%	5.776%
Abstain	9,927.675	1.592%	1.690%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	534,984.304	85.772%	91.097%
Against	41,470.933	6.649%	7.062%
Abstain	10,814.002	1.734%	1.841%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	536,760.770	86.057%	91.399%
Against	39,074.091	6.265%	6.654%
Abstain	11,434.378	1.833%	1.947%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	546,928.433	87.687%	93.131%
Against	29,682.872	4.759%	5.054%
Abstain	10,657.934	1.709%	1.815%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	536,902.696	86.080%	91.424%
Against	38,755.442	6.214%	6.599%
Abstain	11,611.101	1.861%	1.977%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

19

Special Meeting of Shareholders — Voting Results	(unaudited)

G.	Amendment of the Fund’s investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	545,582.174	87.472%	92.902%
Against	30,914.952	4.956%	5.264%
Abstain	10,772.113	1.727%	1.834%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

H.	Amendment of the Fund’s fundamental investment policy on illiquid investments and its reclassification from a fundamental policy to a non-fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	537,360.388	86.153%	91.502%
Against	40,512.859	6.496%	6.898%
Abstain	9,395.992	1.506%	1.600%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

I.	Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	571,336.177	91.601%	97.287%
Against	13,723.006	2.200%	2.337%
Abstain	2,210.056	0.354%	0.376%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	538,924.863	86.404%	91.768%
Against	38,614.101	6.191%	6.575%
Abstain	9,730.275	1.560%	1.657%
Broker Non-votes	—	—	—
Total	587,269.239	94.155%	100.000%

20

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer — Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President — Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

21

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 — 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

22

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

23

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer — Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer — Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer — Public Equity Investments

Maureen B. Mitchell, President — Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President — Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer — Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

24

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Core Value Equity Fund	Letter from the Chairman

Michael J. Cosgrove

Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — Core Value Equity Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary.

We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high-offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Core Value Equity Fund	Letter from the Chairman (Continued)

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer – GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

This does not constitute a part of the Fund’s Shareholder Report

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

GE Investments Funds, Inc.

Core Value Equity Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

Core Value Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Core Value Equity Fund (the “Fund”) and is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Core Value Equity Fund	(unaudited)

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management and lead portfolio manager of the Fund. He has served in this capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. equities group from 1995 through 2001 and became an associate portfolio manager for the Fund in August 1999.

Q.	How did the Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the Core Value Equity Fund returned 5.20% for Class 1 shares and 5.08% for Class 4 shares. The S&P 500 Index, the Fund’s benchmark, returned 6.02% and the Fund’s Morningstar peer group of 384 U.S. Insurance Large Blend funds returned an average of 5.25% over the same period.

Q.	What market factors affected Fund performance?

A.	The S&P 500 experienced major volatility during the period against a backdrop of concerns including political unrest in the Middle East and North Africa (which sent oil prices skyrocketing 22%, then down 17% after strategic reserves were released to mitigate supply disruptions), fears of European sovereign debt contagion (which punished bank stocks), and U.S. deficit and debt ceiling debate. Despite these worries, corporate earnings strength sent U.S. equity markets higher early in the year, before renewed macro fears reversed the advance by the end of March. Bolstered by positive economic data, the S&P 500 rebounded and hit a three-year high on April 29th, but fluctuated wildly as the drumbeat of concerns continued. While more cyclical sectors outperformed in the first calendar quarter, a defensive shift characterized the markets as mid-year approached. During the period the large cap growth style of investing outperformed the value style, driven largely by underperformance in the financials sector (-3% in the context of a +6% S&P 500 return). The information technology (+2%) sector also lagged as many investors questioned the strength of the recovery. Health care (+14%) was the strongest S&P 500 sector, followed by energy (+11%) and utilities (+9%) for the period.

Q.	What were the primary drivers of Fund performance?

A.	The key driver of underperformance was the Fund’s overweight position in financials. However, within the sector we placed a relative emphasis on insurance stocks — which we believed to be relatively immune to credit and regulatory concerns. Individual financials holdings that weighed on returns included, Morgan Stanley (-15%), Bank of New York Mellon
(-15%), PartnerRe (-13%) and JP Morgan Chase
(-3%). Retailer, Target (-21%), disappointed with its earnings outlook as the company deployed capital to expand into Canada, and put share repurchases on hold. Within consumer discretionary, the Fund’s portfolio managers have been cautious on leisure and internet retail stocks, given high valuations. This detracted from relative returns, as we were underweighted in industry groups that significantly outperformed.

2

(unaudited)

In terms of positive performance drivers, strong stock selection and an overweight in energy bolstered the Fund’s performance, benefiting from significant rallies in El Paso (+47% as it accelerated plans to spin off its oil exploration and production unit) and Marathon Oil (+44% as it split off its refining business). Within technology, the Fund benefited from underweighting the sector and not owning Google as it dropped 15% during the period. Several health care holdings contributed positively to performance, including Covidien (+18%) and Omnicare (+26%). Finally, our media holdings were also solid contributors. Time Warner (+15%) and News Corp. (+22%) both benefited from the continued recovery in advertising spending, and increased cable-networks subscription fees. We participated in the IPO of Nielsen Holdings (+23%) and it was a top contributor, driven by improving fundamentals in media, as well as a market-leading position in media information and analytics. We continued to hold Nielsen at the end of the period.

Q.	How was the Fund positioned at the end of the period?

A.	In the current U.S. stock market, we believe the more attractive valuations are found in many large, high-quality companies with global franchises. Our team continues to find attractive opportunities across all economic sectors, and we have continued to apply our relative value discipline on a stock-by-stock basis, investing in attractive companies with strong free cash flow, experienced management, and balance sheet strength. At mid-year, the Fund’s largest absolute and relative weighting was in financials, and the largest underweights were in technology, industrials and consumer discretionary. We increased our exposure to health care during the period, making it a more meaningful overweight, and trimmed our underweight in consumer staples. We decreased our exposure to information technology, telecommunications and energy.

We have been building positions in the insurance industry within financials, initiating positions in Chubb, Hartford Financial and RenaissanceRe, and added to Ace and Hartford Financial Services. We appreciate the relative lack of exposure to regulatory uncertainties within insurance and believe these companies could benefit from pricing power in their respective markets. Based on improvements in consumer credit trends, we added Discover Financial Services to the Fund and increased our position in American Express. We funded these purchases by eliminating our position in Principal Financial Group, and selling down our positions in what we believe are higher risk banks including Wells Fargo, a regional bank, and Citigroup. We increased our health care sector holdings, starting a new position in PerkinElmer, and added to existing holdings in Pfizer, Hospira and HCA. Our rationale was attractive valuations, given stock performance over the last twelve months. In energy, we were overweight at the end of the period in both oil service and E&P stocks given what we believe are attractive valuations.

3

Core Value Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees (for Class 4 shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,051.98	6.05
Class 4	1,000.00	1,050.85	8.34
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,018.72	5.96
Class 4	1,000.00	1,016.52	8.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19% for Class 1 shares and 1.64% for Class 4 shares (for the period January 1, 2011—June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended June 30, 2011 were as follows: 5.20% for Class 1 shares, and 5.08% for Class 4 shares. Past performance does not guarantee future results.

4

Core Value Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in U.S. companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months*	One Year	Three Year	Five Year	Ten Year
Number of Funds in peer group:	384	384	371	353	276
Peer group average annual total return:	5.25%	29.38%	2.69%	2.47%	2.44%
Morningstar category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Fair Value (c) of $18,922 (in thousands) on June 30, 2011 (b)(c)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value) (b)(c)

International Business Machines Corp.	2.69%
PepsiCo Inc.	2.58%
JPMorgan Chase & Co.	2.53%
Pfizer Inc.	2.46%
Chevron Corp.	2.42%
Time Warner Inc.	2.42%
Microsoft Corp.	2.38%
Kraft Foods Inc.	2.37%
Covidien PLC	2.18%
ACE Ltd.	2.05%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 4/28/00)

	Six Months*	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment (a)
Core Value Equity Fund	5.20%	28.56%	4.29%	3.67%	$14,333
S&P 500 Index	6.02%	30.69%	2.94%	2.72%	$13,076

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended June 30, 2011

Class 4 Shares (Inception date: 5/1/08)

	Six Months*	One Year	Three Year	Since Inception	Ending Value of a $10,000 investment (a)
Core Value Equity Fund	5.08%	28.08%	2.30%	0.27%	$10,084
S&P 500 Index	6.02%	30.69%	3.34%	0.74%	$10,235

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.
*	Total returns for the six month period ended June 30, 2011 are not annualized.
**	Less than 0.05%.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Core Value Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

Core Value Equity Fund

	Number of Shares	Fair Value
Common Stock — 93.9%†

Advertising — 1.9%

Omnicom Group Inc.	7,528	$362,548

Aerospace & Defense — 2.7%

General Dynamics Corp.	495	36,887
Honeywell International Inc.	6,247	372,259
Rockwell Collins Inc.	1,486	91,671
		500,817

Agricultural Products — 0.9%

Archer-Daniels-Midland Co.	5,943	179,181

Air Freight & Logistics — 0.9%

FedEx Corp.	1,783	169,118

Asset Management & Custody Banks — 4.3%

Ameriprise Financial Inc.	4,655	268,500
Invesco Ltd.	5,151	120,533
State Street Corp.	5,151	232,259	(c)
The Bank of New York Mellon Corp.	7,280	186,514
		807,806

Biotechnology — 2.1%

Amgen Inc.	2,476	144,475	(a)
Gilead Sciences Inc.	6,191	256,369	(a)
		400,844

Coal & Consumable Fuels — 0.8%

Peabody Energy Corp.	2,625	154,639

Communications Equipment — 0.9%

Cisco Systems Inc.	10,895	170,071

Computer Hardware — 1.1%

Apple Inc.	272	91,302	(a)
Hewlett-Packard Co.	3,364	122,450
		213,752

Construction & Farm Machinery & Heavy Trucks — 0.9%

Deere & Co.	1,981	163,333

Consumer Finance — 1.2%

American Express Co.	4,210	217,657
Discover Financial Services	495	13,241
		230,898

Data Processing & Outsourced Services — 1.6%

The Western Union Co.	15,186	304,176

	Number of Shares	Fair Value

Department Stores — 0.7%

Macy’s Inc.	4,210	$123,100

Diversified Financial Services — 5.4%

Bank of America Corp.	17,829	195,406
Citigroup Inc.	2,278	94,856
JPMorgan Chase & Co.	11,688	478,507
US BanCorp	1,981	50,535
Wells Fargo & Co.	6,934	194,568
		1,013,872

Diversified Metals & Mining — 0.8%

Freeport-McMoRan Copper & Gold Inc.	2,872	151,929

Drug Retail — 0.5%

CVS Caremark Corp.	2,724	102,368

Electric Utilities — 1.4%

FirstEnergy Corp.	941	41,545
NextEra Energy Inc.	3,714	213,406
		254,951

Electrical Components & Equipment — 0.5%

Cooper Industries PLC	1,733	103,408

Electronic Components — 0.6%

Corning Inc.	6,247	113,383

Fertilizers & Agricultural Chemicals — 0.5%

Potash Corporation of Saskatchewan Inc.	1,585	90,329

General Merchandise Stores — 0.9%

Target Corp.	3,714	174,224

Healthcare Distributors — 0.4%

Cardinal Health Inc.	1,535	69,720

Healthcare Equipment — 2.2%

Covidien PLC	7,764	413,278

Healthcare Facilities — 0.6%

HCA Holdings Inc.	3,467	114,411	(a)

Healthcare Services — 1.1%

Omnicare Inc.	6,290	200,588

Home Improvement Retail — 0.6%

Lowe’s companies Inc.	4,953	115,454

Hotels, Resorts & Cruise Lines — 0.1%

Carnival Corp.	517	19,455

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Core Value Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Household Products — 2.5%

Clorox Co.	3,466	$233,747
The Procter & Gamble Co.	3,615	229,806
		463,553

Independent Power Producers & Energy Traders — 1.5%

Calpine Corp.	6,191	99,861	(a)
The AES Corp.	13,867	176,666	(a)
		276,527

Industrial Conglomerates — 0.5%

Siemens AG ADR	720	99,022

Industrial Machinery — 0.2%

Eaton Corp.	673	34,626

Integrated Oil & Gas — 5.5%

Chevron Corp.	4,457	458,358
Exxon Mobil Corp.	3,566	290,201	(d)
Marathon Oil Corp.	2,724	143,500
Suncor Energy Inc.	3,863	151,043
		1,043,102

Integrated Telecommunication Services — 2.7%

AT&T Inc.	8,914	279,989
Verizon Communications Inc.	5,943	221,258
		501,247

Investment Banking & Brokerage — 0.6%

Morgan Stanley	5,286	121,631

IT Consulting & Other Services — 2.7%

International Business Machines Corp.	2,971	509,675

Life & Health Insurance — 2.4%

MetLife Inc.	3,412	149,684
Prudential Financial Inc.	4,806	305,613
		455,297

Life Sciences Tools & Services — 1.2%

PerkinElmer Inc.	765	20,586
Thermo Fisher Scientific Inc.	3,170	204,116	(a)
		224,702

Movies & Entertainment — 4.7%

News Corp.	14,801	261,978
The Walt Disney Co.	4,210	164,358
Time Warner Inc.	12,591	457,935
		884,271

Multi-Line Insurance — 0.5%

Hartford Financial Services Group Inc.	3,764	99,257

	Number of Shares	Fair Value

Multi-Utilities — 1.3%

Dominion Resources Inc.	5,151	$248,639

Oil & Gas Equipment & Services — 2.3%

Halliburton Co.	3,021	154,071
National Oilwell Varco Inc.	1,238	96,824
Schlumberger Ltd.	2,052	177,293
		428,188

Oil & Gas Exploration & Production — 2.7%

Apache Corp.	2,971	366,592
Devon Energy Corp.	990	78,022
Southwestern Energy Co.	1,733	74,311	(a)
		518,925

Oil & Gas Storage & Transportation — 1.6%

El Paso Corp.	10,648	215,090
Spectra Energy Corp.	2,872	78,721
		293,811

Packaged Foods & Meats — 3.2%

ConAgra Foods Inc.	3,962	102,259
Kraft Foods Inc.	12,755	449,359
Nestle S.A. ADR	990	61,756
		613,374

Pharmaceuticals — 6.4%

Bristol-Myers Squibb Co.	5,695	164,927
Hospira Inc.	2,713	153,719	(a)
Johnson & Johnson	3,368	224,039
Novartis AG ADR	3,318	202,763
Pfizer Inc.	22,583	465,210
		1,210,658

Property & Casualty Insurance — 3.0%

ACE Ltd.	5,893	387,877
Chubb Corp.	2,971	186,014
		573,891

Rail Roads — 0.5%

Union Pacific Corp.	891	93,020

Reinsurance — 1.1%

PartnerRe Ltd.	2,156	148,441
RenaissanceRe Holdings Ltd.	743	51,973
		200,414

Research & Consulting Services — 0.9%

Nielsen Holdings N.V.	5,448	169,760	(a)

Semiconductor Equipment — 0.6%

Applied Materials Inc.	3,170	41,242
KLA-Tencor Corp.	1,832	74,159
		115,401

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Core Value Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Semiconductors — 2.1%

Intel Corp.	8,172	$181,091
Microchip Technology Inc.	1,684	63,840
Texas Instruments Inc.	4,705	154,465
		399,396

Soft Drinks — 2.6%

PepsiCo Inc.	6,933	488,291

Steel — 1.1%

Allegheny Technologies Inc.	3,219	204,310

Systems Software — 3.9%

Microsoft Corp.	17,300	449,800	(d)
Oracle Corp.	8,890	292,570
		742,370

Total Common Stock (Cost $14,981,844)		17,731,011
Exchange Traded Funds — 1.6%

Financial Select Sector SPDR Fund	3,936	60,339	(f)
Industrial Select Sector SPDR Fund	6,524	242,954	(d,f)

Total Exchange Traded Funds (Cost $307, 847)		303,293
Other Investments — 0.0%*

GEI Investment Fund (Cost $8,106)		8,188	(e)

Total Investments in Securities (Cost $15,297,797)		18,042,492
Short-Term Investments — 4.7%
GE Institutional Money Market Fund Investment Class 0.11% (Cost $879,868)		879,868	(b,e)

Total Investments (Cost $16,177,665)		18,922,360

Liabilities in Excess of Other Assets, net — (0.2)%		(32,199)

NET ASSETS — 100.0%		$18,890,161

Other Information

The Fund had the following long futures contracts open at June 30, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	September 2011	11	$723,525	$29,186

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(d)	At June 30, 2011 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(e)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(f)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

*	Less than 0.05%.

†	Percentages are based on net assets as of June 30, 2011.

Abbreviations:

ADR	American Depository Receipt

SPDR	Standard & Poors Depository Receipts

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1										CLASS 4
	6/30/11†		12/31/10		12/31/09		12/31/08		12/31/07	12/31/06	6/30/11†		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		—	4/28/00	—		—		—		5/1/08
Net asset value, beginning of period	$8.85		$8.04		$6.48		$10.16		$10.70	$10.01	$8.85		$8.04		$6.49		$9.82
Income/(loss) from investment operations:
Net investment income	0.04		0.11	**	0.08		0.11		0.12	0.17	0.01		0.07	**	0.01		0.05	**
Net realized and unrealized gains/(losses) on investments	0.42		0.82		1.57		(3.46)		0.97	1.62	0.44		0.82		1.60		(3.08)
Total income/(loss) from investment operations	0.46		0.93		1.65		(3.35)		1.09	1.79	0.45		0.89		1.61		(3.03)
Less distributions from:
Net investment income	—		0.12		0.09		0.12		0.12	0.17	—		0.08		0.06		0.09
Net realized gains	—		—		—		0.21		1.51	0.93	—		—		—		0.21
Total distributions	—		0.12		0.09		0.33		1.63	1.10	—		0.08		0.06		0.30
Net asset value, end of period	$9.31		$8.85		$8.04		$6.48		$10.16	$10.70	$9.30		$8.85		$8.04		$6.49
TOTAL RETURN (a)	5.20%		11.57%		25.40%		(32.94)%		10.10%	17.85%	5.08%		11.12%		24.74%		(30.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$18,880		$19,756		$21,847		$20,361		$37,765	$39,683	$10		$10		$9		$7
Ratios to average net assets:
Net investment income (loss)	0.75%	*	1.32%		1.16%		1.18%		0.96%	1.55%	0.30%	*	0.91%		0.72%		0.95%	*
Net expenses	1.19%	(b)*	0.97%	(b)	1.24%	(b)	0.95%	(b)	0.81%	0.81%	1.64%	(b)*	1.39%	(b)	1.69%	(b)	1.40%	(b)*
Gross expenses	1.19%	*	0.97%		1.24%		0.95%		0.81%	0.81%	1.64%	*	1.39%		1.69%		1.40%	*
Portfolio turnover rate	19%		45%		61%		68%		45%	42%	19%		45%		61%		68%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund and/or GE Institutional Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Unaudited

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $15,289,691)	$18,034,304
Investments in affiliated securities, at Fair Value (cost $ 8,106)	8,188
Short-Term affiliated investments (at amortized cost)	879,868
Receivable for investments sold	112,105
Income receivables	17,313
Receivable for fund shares sold	1,229
Variation margin receivable	6,160
Total Assets	19,059,167

LIABILITIES
Payable for investments purchased	125,656
Payable for fund shares redeemed	286
Payable to GEAM	9,974
Accrued other expenses	33,090
Total Liabilities	169,006
NET ASSETS	$18,890,161

NET ASSETS CONSIST OF:
Capital paid in	18,287,727
Undistributed (distribution in excess of) net investment income	72,791
Accumulated net realized (loss)	(2,244,238)
Net unrealized appreciation on:
Investments	2,744,695
Futures	29,186
NET ASSETS	$18,890,161

Class 1:

NET ASSETS	18,880,079
Shares outstanding ($0.01 par value; unlimited shares authorized)	2,027,165
Net asset value per share	$9.31

Class 4:

NET ASSETS	10,082
Shares outstanding ($0.01 par value; unlimited shares authorized)	1,084
Net asset value per share	$9.30

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Dividends	$191,746
Interest	247
Interest from affiliated investments	275
Less: Foreign taxes withheld	(1,668)
Total Income	190,600

Expenses:
Advisory and administration fees	63,915
Distribution fees
Class 4	23
Transfer agent fees	10,136
Director’s fees	362
Custody and accounting expenses	22,987
Professional fees	9,231
Other expenses	10,861
Total expenses before waiver and reimbursement	117,515
Less: Expenses waived or borne by the adviser	(377)
Net expenses	117,138
Net investment income	73,462

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	1,141,123
Futures	17,294
Foreign currency related transactions	(7)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(227,522)
Futures	27,582
Net realized and unrealized gain on investments	958,470
Net increase in net assets resulting from operations	$1,031,932

The accompanying Notes are an integral part of these financial statements.

12

Statement of Changes in Net Assets
	Six months ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$73,462	$263,226
Net realized gain on investments, futures and foreign currency transactions	1,158,410	885,866
Net increase(decrease) in unrealized appreciation/(depreciation) on investments and futures	(199,940)	922,692
Net Increase from operations	1,031,932	2,071,784
Distributions to shareholders from :
Net investment income
Class 1	—	(265,366)
Class 4	—	(90)
Total distributions	—	(265,456)
Increase in assets from operations and distributions	1,031,932	1,806,328
Share transactions:
Proceeds from sale of shares
Class 1	202,031	451,257
Class 4	—	—
Value of distributions reinvested
Class 1	—	265,366
Class 4	—	90
Cost of shares redeemed
Class 1	(2,109,030)	(4,613,196)
Class 4	—	—
Net (decrease) from share transactions	(1,906,999)	(3,896,483)
Total decrease in net assets	(875,067)	(2,090,155)

NET ASSETS
Beginning of period	19,765,228	21,855,383
End of period	$18,890,161	$19,765,228
Undistributed (distribution in excess of) net investment income, end of period	$72,791	$(671)

CHANGES IN FUND SHARES

Class 1
Shares sold	21,846	54,320
Issued for distributions reinvested	—	29,951
Shares redeemed	(227,713)	(569,397)
Net increase (decrease) in fund shares	(205,867)	(485,126)

Class 4
Shares sold	—	—
Issued for distributions reinvested	—	10
Shares redeemed	—	—
Net increase (decrease) in fund shares	—	10

*	Unaudited

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	June 30, 2011 (unaudited)

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the “Fund”), Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes (Class 1 and Class 4) of the Fund as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move

14

Notes to Financial Statements	June 30, 2011 (unaudited)

unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses the net asset value per unit for the collective fund. The Fund classifies the investment security in level 2.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as exchange traded futures. Futures are valued at the last sale price on the primary market they are traded and are typically included in level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that

15

Notes to Financial Statements	June 30, 2011 (unaudited)

are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

The following table presents the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$17,731,011	$—	$—	$17,731,011
Exchanged Traded Funds	303,293	—	—	303,293
Other Investments	—	8,188	—	8,188
Short-Term Investments	879,868	—	—	879,868
Total Investments in Securities	$18,914,172	$8,188	$—	$18,922,360
Other Financial Instruments
Futures Contracts — Unrealized Appreciation	$29,186	$—	$—	$29,186

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011.

	Asset Derivatives June 30, 2011			Liability Derivatives June 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	29,186	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities section of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	2,640,643/(2,087,294)	17,294	27,582
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust

Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly.

16

Notes to Financial Statements	June 30, 2011 (unaudited)

The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six month period ended June 30, 2011.

6.	Fees and Compensation Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fee The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of

Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2011 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$3,671,046	$5,981,602

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)
	Appreciation	Depreciation
$16,917,962	$2,355,057	$(350,659)	$2,004,398

17

Notes to Financial Statements	June 30, 2011 (unaudited)

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$2,661,418	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $927,651 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$265,456	$—	$265,456
2009	233,669	—	233,669

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$1,559	$(14)	$(1,545)

18

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the Core Value Equity Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	2,018,742.106	91.713%	98.640%
Abstain	27,828.456	1.264%	1.360%
Total	2,046,570.562	92.977%	100.000%

	Mr. Matthew J. Simpson
Affirmative	2,018,742.106	91.713%	98.640%
Abstain	27,828.456	1.264%	1.360%
Total	2,046,570.562	92.977%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,862,731.609	84.625%	91.017%
Against	86,080.540	3.911%	4.206%
Abstain	97,758.413	4.441%	4.777%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

19

Special Meeting of Shareholders — Voting Results	(unaudited)

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,827,620.201	83.030%	89.302%
Against	130,334.456	5.922%	6.368%
Abstain	88,615.905	4.025%	4.330%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

B.	Amendment of the Fund’s investment policy on short selling.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,857,894.638	84.406%	90.781%
Against	102,274.842	4.646%	4.997%
Abstain	86,401.082	3.925%	4.222%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,857,894.638	84.406%	90.781%
Against	102,274.842	4.646%	4.997%
Abstain	86,401.082	3.925%	4.222%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,857,894.638	84.406%	90.781%
Against	102,274.842	4.646%	4.997%
Abstain	86,401.082	3.925%	4.222%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,830,535.831	83.163%	89.444%
Against	129,633.649	5.889%	6.334%
Abstain	86,401.082	3.925%	4.222%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

20

Special Meeting of Shareholders — Voting Results	(unaudited)

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,832,786.308	83.265%	89.554%
Against	129,633.649	5.889%	6.334%
Abstain	84,150.605	3.823%	4.112%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,977,550.704	89.842%	96.628%
Against	65,441.725	2.973%	3.197%
Abstain	3,578.133	0.162%	0.175%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,864,432.064	84.703%	91.100%
Against	102,998.012	4.679%	5.033%
Abstain	79,140.486	3.595%	3.867%
Broker Non-votes	—	—	—
Total	2,046,570.562	92.977%	100.000%

21

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905
Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

22

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

23

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

24

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

25

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Mid-Cap Equity Fund	Letter from the Chairman

Michael J. Cosgrove

Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — Mid-Cap Equity Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high–offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Mid-Cap Equity Fund	Letter from the Chairman (Continued)

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer – GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Mid-Cap Equity Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

Mid-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Mid-Cap Equity Fund (the “Fund”) and is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

Russell MidCap Index is an unmanaged market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Mid-Cap Equity Fund	(unaudited)

Diane M. Wehner

Senior Vice President

The Mid-Cap Equity Fund is managed by Diane M. Wehner. Ms. Wehner is a Senior Vice President of GE Asset Management and portfolio manager of the Fund. She has served in this capacity since September 2004. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

Q.	How did the Mid-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the six month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the Mid-Cap Equity Fund returned 5.69% for Class 1 shares and 5.43% for Class 4 shares. The Russell Mid-Cap Index, the Fund’s benchmark, returned 8.08% and the Fund’s Morningstar peer group of 165 U.S. Insurance Mid-Cap Growth funds returned an average of 8.25% over the same period.

Q.	What market conditions impacted Fund performance?

A.	Year-to-date, the U.S. equity market appeared to play out much like 2010 when stocks hit the ground running in the first quarter, but stumbled as the perfect storm of global political and financial issues injected uncertainty into the outlook for the economic recovery. In April, stocks advanced to levels unseen since July 2007 bolstered by strong Q1 corporate earnings results. Despite this positive momentum in economic growth, within the U.S., manufacturing activity pulled back due in part to supply constraints in the aftermath of the devastating Japanese earthquake and tsunami. In addition, severe weather, higher gasoline prices and the depressed housing market in the U.S. weighed heavily on consumer confidence. Finally, continued unrest in the Middle East and more recently the re-emerging concerns around European Sovereign debt contagion has added to the uncertainty about the global economic recovery. Company managements paused to reassess their growth plans resulting in a slowdown in job growth, an increase in the unemployment rate and deteriorating economic statistics.

While more cyclical sectors outperformed in the first calendar quarter, a defensive shift characterized the markets as mid-year approached. Given our expectation in the early part of 2011 that the economic recovery in the U.S. was on a gradual upward trajectory, we continued the process begun mid-year 2010 to invest in higher quality industrial companies with both secular growth in earnings and leverage to an economic recovery. We were underweight more defensive sectors such as consumer staples and utilities, which have outperformed year-to-date. Despite the market’s shift toward defensively positioned sectors, higher quality stocks as measured by return on equity (which we favor) underperformed within the midcap space. The information technology sector where the Fund maintained an overweight position also lagged as investors seemed to question the strength of the recovery. Health care was the strongest sector in the Russell MidCap Index, followed by consumer staples, consumer discretionary and utilities for the period.

Performance correlation, though reduced, is still historically high for midcap stocks. Thus top-down factors have continued to dominate individual stock performance rather than company-specific fundamentals. In this environment, active managers continue to struggle with less than a third of managers outperforming the benchmark on a year-to-date basis. Offsetting this to a certain extent has been the ongoing active mergers and acquisitions environment where the Fund benefitted from an acquisition in the technology space and rumored buyouts in various other industries.

2

(unaudited)

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s overweight in information technology companies, which as a group underperformed the benchmark, detracted from performance. More specifically, semiconductor companies, Cree (-49%) and Marvel (-20%), were pressured due to increased inventories and specifically for Cree, an LED lighting company, severe pricing pressure in the low end segment of the market. Software company Rovi Corp. (-8%), a digital media company and the Fund’s largest holding, took a breather after its 95% move upward in 2010 due to concerns surrounding the adoption of the company’s new digital media search guide called TotalGuide. These stocks’ underperformance more than offset the meaningful outperformance of Chinese internet company Baidu (an American Depository Receipt); +45% which continued to deliver good revenue and earnings growth and Telvent (+51%), which was acquired during the quarter. Within the consumer discretionary sector, Urban Outfitters (-21%) reported weaker than expected financial results as it copes with elevated store inventory and increased markdowns. Within the industrials sector, Corrections Corp. (-14%), a private prisons operator, declined as concerns rose about its exposure to California and that State’s budgetary issues.

The Fund’s performance was enhanced by stocks within the financials and energy sectors. In the financials sector, CB Richard Ellis Group (+23%) outperformed due to a improving leasing environment and improving demand for commercial real estate globally. Within the energy sector, Petrohawk Energy (+35%), an exploration and production company, continued to make progress towards transitioning its production mix from natural gas to oil, disclosing drilling results that have exceeded expectations and unveiling acreage in a new oil field. Dresser-Rand (+26%), an energy equipment company, benefitted as the upstream capital equipment cycle gained momentum. Also adding to performance were several stocks within healthcare. Specifically, biotech companies Vertex (+48%), Incyte (+14%) and Alexion (+17%) benefitted from a combination of important drug approvals, positive clinical results and expanded use of commercialized drugs. Within medical technology, Illumina (+19%), a genetic instrumentation company, delivered excellent growth in revenue and earnings resulting from increased adoption of its newest DNA sequencing gene analyzers. These gains were offset however by Medassets (-33%) due to disappointing first quarter earnings and the Fund’s underweight in the managed care segment which has been is benefitting from low healthcare utilization.

Q.	How was the Fund positioned at the end of the fiscal period?

A.	Believing that we have been experiencing a mid-cycle slowdown and that the economy is on a sustainable growth trajectory-albeit a slow one- we increased the Fund’s weighting in industrials, consumer discretionary, and financials. We reduced our exposure to information technology and materials. We continue to believe that stock selection should matter over the long run. Therefore, we continue to focus on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore, healthcare and information technology companies represented a meaningful percentage of the Fund’s holdings at the end of the period.

3

Mid-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees (for Class 4 shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,056.87	3.98
Class 4	1,000.00	1,054.27	6.32
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,020.71	3.91
Class 4	1,000.00	1,018.47	6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class 1 shares 1.24% for Class 4 shares (for the period January 1, 2011—June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period)
**	Actual Fund Returns for the six-month period ended June 30, 2011 were as follows: 5.69% for Class 1 shares, and 5.43% for Class 4 shares. Past performance does not guarantee future results.

4

Mid-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of mid-cap companies, such as common and preferred stocks. The Fund invests primarily in mid-cap companies the portfolio manager believes are undervalued by the market and have above-average growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months**	One Year	Three Year	Five Year	Ten Year
Number of Funds in peer group:	165	165	158	154	124
Peer group average annual total return:	8.25%	40.55%	5.56%	5.59%	4.07%
Morningstar category in peer group: U.S. Insurance Mid-Cap Growth

Sector Allocation

as a % of Fair Value(b) of $90,126 (in thousands) on June 30, 2011(b)(c)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value)(b)(c)

Rovi Corp.	2.41%
HCC Insurance Holdings Inc.	2.30%
ITC Holdings Corp.	2.29%
Harsco Corp.	2.15%
Coach Inc.	2.05%
CB Richard Ellis Group Inc. (REIT)	2.03%
Illumina Inc.	2.02%
Catalyst Health Solutions Inc.	1.98%
Affiliated Managers Group Inc.	1.87%
Citrix Systems Inc.	1.82%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 5/1//97)

	Six Months**	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment(a)
Mid-Cap Equity Fund	5.69%	38.69%	6.96%	7.65%	$20,900
Russell Midcap Index	8.08%	38.47%	5.31%	7.59%	$20,775

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended June 30,2011

Class 4 Shares (Inception date: 5/1/08)

	Six Months**	One Year	Three Year	Since Incep tion	Ending Value of a $10,000 invest ment(a)
Mid-Cap Equity Fund	5.43%	38.07%	7.38%	5.59%	$11,880
Russell Midcap Index	8.08%	38.47%	6.46%	4.81%	$11,604

(a)	Ending Value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.
*	Less than 0.01%.
**	Total returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Mid-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

Mid-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 99.0%†

Advertising — 1.5%

Omnicom Group Inc.	27,100	$1,305,136

Aerospace & Defense — 2.0%

Alliant Techsystems Inc.	14,256	1,016,880	(c)
Hexcel Corp.	37,197	814,242	(a)
		1,831,122

Air Freight & Logistics — 0.6%

UTi Worldwide Inc.	25,257	497,310

Apparel Retail — 0.8%

Urban Outfitters Inc.	26,811	754,730	(a)

Apparel, Accessories & Luxury Goods — 2.1%

Coach Inc.	28,886	1,846,682

Application Software — 2.7%

Blackboard Inc.	12,232	530,747	(a)
Citrix Systems Inc.	20,505	1,640,400	(a)
SuccessFactors Inc.	9,101	267,569	(a)
		2,438,716

Asset Management & Custody Banks — 3.0%

Affiliated Managers Group Inc.	16,598	1,683,867	(a)
Invesco Ltd.	44,537	1,042,166
		2,726,033

Automotive Retail — 1.6%

O’Reilly Automotive Inc.	21,588	1,414,230	(a)

Biotechnology — 4.2%

Alexion Pharmaceuticals Inc.	21,983	1,033,861
Human Genome Sciences Inc.	31,441	771,563	(a)
Incyte Corp Ltd.	31,648	599,413	(a)
Vertex Pharmaceuticals Inc.	26,713	1,388,809	(a)
		3,793,646

Broadcasting — 0.9%

Discovery Communications Inc. (Class A)	8,103	331,899	(a)
Discovery Communications Inc. (Class C)	13,583	496,459	(a)
		828,358

Cable & Satellite — 1.3%

Liberty Global Inc.	27,655	1,180,869	(a)

	Number of Shares	Fair Value

Casinos & Gaming — 1.4%

Penn National Gaming Inc.	31,911	$1,287,290	(a)

Coal & Consumable Fuels — 1.0%

Peabody Energy Corp.	15,080	888,363

Communications Equipment — 1.4%

Juniper Networks Inc.	38,630	1,216,845	(a)

Computer Storage & Peripherals — 1.2%

Synaptics Inc.	41,701	1,073,384	(a)

Construction & Engineering — 1.1%

Quanta Services Inc.	47,307	955,601	(a)

Construction & Farm Machinery & Heavy Trucks — 0.8%

Cummins Inc.	6,975	721,843

Diversified Financial Services — 1.1%

Comerica Inc.	28,668	991,053

Electric Utilities — 2.3%

ITC Holdings Corp.	28,813	2,067,909	(c)

Electrical Components & Equipment — 1.1%

Cooper Industries PLC	16,369	976,738

Fertilizers & Agricultural Chemicals — 1.4%

Intrepid Potash Inc.	17,792	578,240	(a)
Monsanto Co.	8,902	645,751	(c)
		1,223,991

Healthcare Equipment — 2.2%

Gen-Probe Inc.	8,710	602,296	(a)
Masimo Corp.	44,530	1,321,651
		1,923,947

Healthcare Services — 2.0%

Catalyst Health Solutions Inc.	31,949	1,783,393	(a)

Healthcare Technology — 0.7%

MedAssets Inc.	44,950	600,532	(a)

Home Building — 0.8%

MDC Holdings Inc.	28,944	713,181

Home Entertainment Software — 1.4%

Activision Blizzard Inc.	106,787	1,247,272

Home Furnishing Retail — 1.8%

Bed Bath & Beyond Inc.	27,714	1,617,666	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Mid-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Hotels, Resorts & Cruise Lines — 1.1%

Royal Caribbean Cruises Ltd.	27,191	$1,023,469	(a)

Independent Power Producers & Energy Traders — 1.1%

The AES Corp.	73,445	935,690	(a)

Industrial Machinery — 2.2%

Harsco Corp.	59,529	1,940,645

Internet Retail — 0.1%

HomeAway Inc.	2,316	89,629	(a)

Internet Software & Services — 4.2%

Baidu Inc. ADR	6,496	910,284	(a)
Equinix Inc.	9,779	987,874	(a)
MercadoLibre Inc.	12,875	1,021,502
Monster Worldwide Inc.	55,179	808,924	(a)
		3,728,584

IT Consulting & Other Services — 0.7%

Telvent GIT S.A.	16,804	668,800	(a)

Life Sciences Tools & Services — 6.8%

Covance Inc.	20,409	1,211,682	(a)
Illumina Inc.	24,235	1,821,261	(a)
Mettler-Toledo International Inc.	8,710	1,469,115	(a,c)
Thermo Fisher Scientific Inc.	25,197	1,622,435	(a,c)
		6,124,493

Movies & Entertainment — 0.8%

Liberty Media Corporation — Capital	8,191	702,378	(a)

Multi-Line Insurance — 2.3%

HCC Insurance Holdings Inc.	65,866	2,074,779

Office (REITs) — 1.6%

Douglas Emmett Inc.	39,474	785,138
SL Green Realty Corp.	8,244	683,181
		1,468,319

Oil & Gas Drilling — 1.1%

Noble Corp.	25,317	997,743

Oil & Gas Equipment & Services — 3.3%

Dresser-Rand Group Inc.	25,664	1,379,440	(a)
McDermott International Inc.	32,627	646,341	(a)
Weatherford International Ltd.	49,901	935,644	(a)
		2,961,425

Oil & Gas Exploration & Production — 3.7%

Petrohawk Energy Corp.	44,304	1,092,979	(a)
Pioneer Natural Resources Co.	11,777	1,054,866
Quicksilver Resources Inc.	48,872	721,351	(a)
Ultra Petroleum Corp.	10,541	482,778	(a)
		3,351,974

	Number of Shares	Fair Value

Packaged Foods & Meats — 1.9%

McCormick & Company Inc.	17,938	$889,186	(c)
Mead Johnson Nutrition Co.	12,543	847,279
		1,736,465

Personal Products — 0.8%

Avon Products Inc.	25,571	715,988

Property & Casualty Insurance — 1.3%

ACE Ltd.	17,235	1,134,408

Real Estate Services — 2.0%

CB Richard Ellis Group Inc. (REIT)	72,808	1,828,209	(a,c)

Regional Banks — 0.7%

Zions Bancorp.	27,639	663,612

Research & Consulting Services — 2.1%

FTI Consulting Inc.	14,380	545,577	(a)
IHS Inc.	16,322	1,361,581	(a)
		1,907,158

Restaurants — 0.4%

Arcos Dorados Holdings Inc.	16,475	347,457

Security & Alarm Services — 1.5%

Corrections Corporation of America	60,240	1,304,196	(a)

Semiconductors — 3.2%

Cree Inc.	12,696	426,459	(a)
Hittite Microwave Corp.	22,669	1,403,438	(a)
Marvell Technology Group Ltd.	69,980	1,033,255	(a)
		2,863,152

Soft Drinks — 1.1%

Coca-Cola Enterprises Inc.	33,368	973,678

Specialized Finance — 1.4%

CBOE Holdings Inc.	25,577	629,195
MSCI Inc.	17,097	644,215	(a)
		1,273,410

Specialty Chemicals — 1.5%

Cytec Industries Inc.	11,431	653,739
Nalco Holding Co.	25,510	709,433
		1,363,172

Steel — 1.7%

Allegheny Technologies Inc.	17,705	1,123,736
Steel Dynamics Inc.	27,357	444,551
		1,568,287

Systems Software — 2.4%

Rovi Corp.	37,911	2,174,575	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Mid-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Thrifts & Mortgage Finance — 2.1%

BankUnited Inc.	20,161	$535,073
People’s United Financial Inc.	100,137	1,345,840
		1,880,913

Trading Companies & Distributors — 1.3%

MSC Industrial Direct Co.	17,683	1,172,560

Wireless Telecommunication Services — 2.2%

American Tower Corp.	27,073	1,416,730	(a)
NII Holdings Inc.	14,112	598,067	(a)
		2,014,797

Total Common Stock (Cost $66,163,506 )		88,895,805
Other Investments — 0.0%*
GEI Investment Fund (Cost $20,746)		20,954	(d)

Total Investments in Securities (Cost $66,184,252)		88,916,759
Short-Term Investments — 1.3%
GE Institutional Money Market Fund Investment Class 0.10% (Cost $1,209,663)		1,209,663	(b,d)

Total Investments (Cost $67,393,915)		90,126,422

Liabilities in Excess of Other Assets, net — (0.3)%		(250,709)

NET ASSETS — 100.0%		$89,875,713

Other Information

The Fund had the following long futures contracts open at June 30, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P Midcap 400 Emini Index Futures	September 2011	2	$195,300	$6,944

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund have bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At June 30, 2011, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(d)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of June 30, 2011.

*	Less than 0.05%.

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1												CLASS 4
	6/30/11†		12/31/10		12/31/09		12/31/08		12/31/07		12/31/06		6/30/11†		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		—		5/1/97		—		—		—		5/1/08
Net asset value, beginning of period	$18.64		$14.82		$10.50		$17.30		$18.19		$19.22		$18.61		$14.81		$10.51		$16.85
Income/(loss) from investment operations:
Net investment income	0.03		0.06	**	0.09		0.10		0.08		0.23		(0.02)		(0.01)	**	(0.05)		(0.01)	**
Net realized and unrealized gains/(losses) on investments	1.03		3.82		4.26		(6.65)		2.23		1.40		1.03		3.81		4.35		(6.12)
Total income/(loss) from investment operations	1.06		3.88		4.35		(6.55)		2.31		1.63		1.01		3.80		4.30		(6.13)
Less distributions from:
Net investment income	—		0.06		0.03		0.05		0.07		0.22		—		—		—		0.01
Net realized gains	—		—		—		0.20		3.13		2.44		—		—		—		0.20
Total distributions	—		0.06		0.03		0.25		3.20		2.66		—		—		—		0.21
Net asset value, end of period	$19.70		$18.64		$14.82		$10.50		$17.30		$18.19		$19.62		$18.61		$14.81		$10.51
TOTAL RETURN (a)	5.69%		26.18%		41.45%		(37.82)%		12.60%		8.40%		5.43%		25.66%		40.91%		(36.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$89,864		$97,829		$92,374		$81,791		$191,339		$199,311		$12		$11		$9		$6
Ratios to average net assets:
Net investment income	0.30%	*	0.35%		0.19%		0.29%		0.35%		1.01%		(0.17)%	*	(0.06)%		(0.22)%		(0.05)%	*
Net expenses	0.78%	(b)*	0.71%	(b)	0.80%	(b)	0.73%	(b)	0.70%	(b)	0.69%	(b)	1.24%	(b)*	1.13%	(b)	1.25%	(b)	1.18%	(b)*
Gross expenses	0.78%	*	0.71%		0.80%		0.73%		0.70%		0.69%		1.24%	*	1.13%		1.25%		1.18%	*
Portfolio turnover rate	14%		31%		24%		49%		65%		29%		14%		31%		24%		49%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund and/or GE Institutional Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Unaudited

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $66,163,506)	$88,895,805
Investments in affiliated securities, at Fair Value (cost $20,746)	20,954
Short-Term affiliated investments (at amortized cost)	1,209,663
Income receivables	56,149
Receivable for fund shares sold	801
Variation margin receivable	1,717
Total Assets	90,185,089

LIABILITIES
Payable for investments purchased	145,061
Payable for fund shares redeemed	88,351
Payable to GEAM	47,971
Accrued other expenses	27,993
Total Liabilities	309,376
NET ASSETS	$89,875,713

NET ASSETS CONSIST OF :
Capital paid in	66,980,299
Undistributed (distribution in excess of) net investment income	150,412
Accumulated net realized (loss)	(51,804)
Net unrealized appreciation on:
Investments	22,789,862
Futures	6,944
NET ASSETS	$89,875,713

Class 1

NET ASSETS	89,863,831
Shares outstanding( $0.01 par value; unlimited shares authorized)	4,562,314
Net asset value per share	$19.70

Class 4

NET ASSETS	11,882
Shares outstanding( $0.01 par value; unlimited shares authorized)	606
Net asset value per share	$19.62

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Dividend	$319,160
Interest	190,782
Interest from affiliated investments	1,169
Total Income	511,111

Expenses:
Advisory and administration fees	310,285
Distribution fees Class 4	26
Transfer agent	10,136
Director’s fees	1,448
Custody and accounting expenses	23,168
Professional fees	10,679
Other expenses	15,388
Total expenses before waiver and reimbursement	371,130
Less: Expenses waived or borne by the adviser	(1,455)
Net expenses	369,675
Net investment income	141,436

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain on:
Investments	7,495,683
Futures	37,495

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(2,333,506)
Futures	3,852
Net realized and unrealized gain (loss) on investments	5,203,524
Net increase in net assets resulting from operations	$5,344,960

The accompanying Notes are an integral part of these financial statements.

12

Statement of Changes in Net Assets
	Six Months Ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$141,436	$322,213
Net realized gain on investments, futures and foreign currency transactions	7,533,178	6,929,800
Net increase (decrease) in unrealized appreciation / (depreciation) on investments and futures	(2,329,654)	14,143,388
Net increase (decrease) from operations	5,344,960	21,399,401
Distributions to shareholders from :
Net investment income
Class 1	—	(316,553)
Class 4	—	—
Total distributions	—	(316,553)
Increase in net assets from operations and distributions	5,344,960	21,082,848
Share transactions :
Proceeds from sale of shares
Class 1	2,140,413	5,577,989
Class 4	—	—
Value of distributions reinvested
Class 1	—	316,553
Class 4	—	—
Cost of shares redeemed
Class 1	(15,449,475)	(21,520,293)
Class 4	—	—
Net (decrease) from share transactions	(13,309,062)	(15,625,751)
Total increase (decrease) in net assets	(7,964,102)	5,457,097

NET ASSETS
Beginning of period	97,839,815	92,382,718
End of period	$89,875,713	$97,839,815
Undistributed (distribution in excess of) net investment income, end of period	$150,412	$8,976

CHANGES IN FUND SHARES

Class 1
Shares sold	109,983	358,871
Issued for distributions reinvested	—	16,937
Shares redeemed	(796,171)	(1,361,438)
Net increase (decrease) in fund shares	(686,188)	(985,630)

Class 4
Shares sold	—	—
Issued for distributions reinvested	—	—
Shares redeemed	—	—
Net increase (decrease) in fund shares	—	—

*	Unaudited

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	June 30, 2011 (unaudited)

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund (the “Fund”), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”), is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund entered into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

14

Notes to Financial Statements	June 30, 2011 (unaudited)

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses the net asset value per unit for the collective Fund. The Fund classifies the investment security in Level 2.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as exchange traded futures. Futures are valued at the last sale price on the primary market they are traded and are typically included in level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Trustees that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

15

Notes to Financial Statements	June 30, 2011 (unaudited)

The following table presents the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$88,895,805	$—	$—	$88,895,805
Other Investments	—	20,954	—	20,954
Short-Term Investments	1,209,663	—	—	1,209,663

Total Investments in Securities	$90,105,468	$20,954	$—	$90,126,422

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$6,944	$—	$—	$6,944

†   See Schedule of Investments for Industry Classification.

*  Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011.

	Asset Derivatives June 30, 2011		Liability Derivatives June 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	6,944*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	17,128,190/(16,431,057)	37,495	3,852
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount

16

Notes to Financial Statements	June 30, 2011 (unaudited)

allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six month period ended June 30, 2011.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund.

GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2011 were as follows:

Non U.S. Government Securities
Purchases	Sales
$13,289,706	$25,585,239

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)
	Appreciation	Depreciation
$70,850,016	$21,962,771	$(2,686,365)	$19,276,406

17

Notes to Financial Statements	June 30, 2011 (unaudited)

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$4,127,500	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $7,105,929 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$316,553	$—	$316,553
2009	200,960	—	200,960

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$(1,713)	$2	$1,711

18

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the Mid-Cap Equity Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	4,587,285.910	89.922%	94.386%
Abstain	272,830.338	5.348%	5.614%
Total	4,860,116.248	95.270%	100.000%

	Mr. Matthew J. Simpson
Affirmative	4,555,139.721	89.291%	93.725%
Abstain	304,976.527	5.979%	6.275%
Total	4,860,116.248	95.270%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,337,656.527	85.028%	89.250%
Against	304,051.283	5.960%	6.256%
Abstain	218,408.438	4.282%	4.494%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

19

Special Meeting of Shareholders — Voting Results	(unaudited)

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,282,024.882	83.938%	88.105%
Against	302,382.328	5.927%	6.222%
Abstain	275,709.038	5.405%	5.673%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,272,835.130	83.758%	87.916%
Against	312,931.838	6.134%	6.439%
Abstain	274,349.280	5.378%	5.645%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,264,794.355	83.600%	87.751%
Against	335,835.568	6.583%	6.910%
Abstain	259,486.325	5.087%	5.339%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,337,306.828	85.021%	89.243%
Against	267,623.472	5.246%	5.506%
Abstain	255,185.948	5.003%	5.251%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,362,117.848	85.508%	89.753%
Against	255,118.067	5.001%	5.250%
Abstain	242,880.333	4.761%	4.997%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

20

Special Meeting of Shareholders — Voting Results	(unaudited)

G.	Amendment of the Fund’s investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,293,651.970	84.166%	88.345%
Against	320,204.059	6.276%	6.588%
Abstain	246,260.219	4.828%	5.067%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

H.	Amendment of the Fund’s fundamental investment policy on illiquid investments and its reclassification from a fundamental policy to a non-fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,293,714.769	84.167%	88.346%
Against	299,684.356	5.874%	6.166%
Abstain	266,717.123	5.229%	5.488%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

I.	Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,575,989.902	89.700%	94.154%
Against	159,269.882	3.122%	3.277%
Abstain	124,856.464	2.448%	2.569%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,388,258.060	86.020%	90.291%
Against	235,411.453	4.615%	4.844%
Abstain	236,446.735	4.635%	4.865%
Broker Non-votes	—	—	—
Total	4,860,116.248	95.270%	100.000%

21

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

22

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

23

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

24

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

25

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Small-Cap Equity Fund	Letter from the Chairman

Michael J. Cosgrove

Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — Small-Cap Equity Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary.

We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high–offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Small-Cap Equity Fund	Letter from the Chairman (Continued)

Mike Cosgrove is President and Chief Executive Officer — Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer — GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

This does not constitute a part of the Fund’s Shareholder Report

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

GE Investments Funds, Inc.

Small-Cap Equity Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

Small-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Small-Cap Equity Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell 2000® Index is an unmanaged market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000®

Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Small-Cap Equity Fund	(unaudited)

David Wiederecht

President and Chief

Investment Officer –

Investment Strategies

The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure to manage the Fund’s assets. The Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. David Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; and SouthernSun Asset Management, LLC.

David Wiederecht is the President and Chief Investment Officer — Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President — Investment Strategies since 2008.

Q.	How did the Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the Small-Cap Equity Fund returned 9.23% for Class 1 shares and 8.96% for Class 4 shares. The Russell 2000 Index, the Fund’s benchmark, returned 6.20% and the Fund’s Morningstar peer group of 136 Small Blend funds returned an average of 6.29% over the same period.

Q.	What market factors affected Fund performance?

A.	During the first quarter of 2011 the market was affected by several exogenous shocks including the uprisings in the Middle East and North Africa, a massive earthquake in Japan and the ensuing tsunami that claimed thousands of lives and affected the global supply chain, as well as higher prices for oil and commodities that led to rising inflation. However, global economic data remained strong and purchasing managers indices (PMI) continued to expand both in the U.S. and abroad. In the U.S., leading economic indicators, small business lending and consumer confidence all pointed to improvement in the economy and the unemployment rate fell to 8.8%. Central banks in the U.S. and Europe kept interest rates close to or at historical lows.

In the second quarter the sovereign debt crisis in Europe intensified and economic data in the U.S. and China pointed to a slowing economy. The U.S. Federal Reserve said it would maintain record monetary stimulus to support a flagging economic recovery after completing a $600 billion bond-purchase that concluded at the end of June. U.S. housing prices remained weak and unemployment remained higher than the U.S. Federal Reserve anticipated. In Europe, the Greek parliament narrowly approved a €78 billion austerity package of spending cuts, tax rises, and privatizations, and paved the way for the release of a further installment of the €110 billion international credit facility. In emerging markets, China’s PMI data showed that the economy slowed in each of the last three months and a series of increases in the reserve ratio for banks increased concerns about tighter lending conditions.

Q.	What were the primary drivers of Fund performance?

A.

During the past six months the Fund benefited from strong security selection by its underlying sub-advisers. Positive security selection came from a majority of the sectors and the industrial, consumer discretionary and financial sectors were the greatest contributors to the relative outperformance of the Fund. Such stocks as Pioneer Drilling (energy equipment & services), Tractor Supply (specialty retail) and Molina Healthcare were among the

2

(unaudited)

Fund’s top performing stocks. The Fund was negatively impacted in the first half of the year by the materials sector namely due to Arch Chemicals (specialty chemicals). The Fund was also hurt by its underweight to the telecommunications sector, which was the best performing sector, up 18.2%, during the period.

Q.	How was the Fund positioned at the end of the period?

A.

Negative headlines have increased risk aversion and volatility during the most recent quarter, but we remain constructive on the prospects for healthy global growth, though it may be at a slower pace than originally anticipated. In our view corporate balance sheets remain in good shape and have been assisted by very low interest rates as the Federal Reserve has kept interest rates close to zero. Commodity prices have eased, which we believe will provide consumers with some much needed breathing room and supply chain issues in Japan have abated, which we believe can help boost growth in the second half of the year. Despite strength in underlying fundamentals, unresolved matters at a macro level such as the outstanding sovereign debt issues in Europe and negotiations in the U.S. around the debt ceiling may keep volatility elevated. As of June 30th, the Fund’s largest overweight positions were in the consumer staples and industrials sectors, while the largest underweights were in financials and IT.

3

Small-Cap Equity Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees (for Class 4 shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,092.30	6.59
Class 4	1,000.00	1,089.59	8.86
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,018.33	6.36
Class 4	1,000.00	1,016.18	8.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% for Class 1 shares 1.71% for Class 4 shares (for the period January 1, 2011—June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period)
**	Actual Fund Returns for the six month period ended June 30, 2011 were as follows: 9.23% for Class 1 shares, and 8.96% for Class 4 shares. Past performance does not guarantee future results.

4

Small-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months**	One Year	Three Year	Five Year	Ten Year
Number of Funds in peer group:	136	136	129	121	95
Peer group average annual total return:	6.29%	37.24%	7.09%	3.47%	6.07%
Morningstar category in peer group: U.S. Insurance Small Blend Funds.

Sector Allocation

as a % of Fair Value of $53,850 (in thousands) on June 30, 2011(b)(c)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value)(b)(c)

Sensient Technologies Corp.	1.18%
Oil States International Inc.	1.02%
Bio-Reference Laboratories Inc.	0.93%
LKQ Corp.	0.93%
Smithfield Foods Inc.	0.93%
Genesee & Wyoming Inc.	0.88%
John Wiley & Sons Inc.	0.84%
Deckers Outdoor Corp.	0.82%
Darling International Inc.	0.80%
Jarden Corp.	0.79%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 4/28/00)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	9.23%	40.67%	4.63%	6.30%	$18,415
Russell 2000 Index	6.20%	37.41%	4.08%	6.28%	$18,384

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended June 30, 2011

Class 4 Shares (Inception date: 5/1/08)

	Six Months**	One Year	Three Year	Since Inception	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	8.96%	40.04%	5.88%	3.99%	$11,319
Russell 2000 Index	6.20%	37.41%	7.78%	6.16%	$12,084

(a)	Ending Value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.
*	Less than 0.01%.
**	Total returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Small-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

Small-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 93.0% †

Advertising — 0.7%

Arbitron Inc.	9,700	$400,901

Aerospace & Defense — 1.1%

Esterline Technologies Corp.	1,246	95,194	(a)
Hexcel Corp.	1,000	21,890	(a)
Moog Inc.	1,149	50,004	(a)
Teledyne Technologies Inc.	7,750	390,290	(a)
Triumph Group Inc.	249	24,795
		582,173

Agricultural Products — 0.9%

Darling International Inc.	24,400	431,880	(a)
Fresh Del Monte Produce Inc.	1,579	42,112
		473,992

Air Freight & Logistics — 0.2%

UTi Worldwide Inc.	4,450	87,621

Alternative Carriers — 0.0%*

Vonage Holdings Corp.	4,400	19,404	(a)

Apparel Retail — 1.0%

Aeropostale Inc.	9,350	163,625	(a)
American Eagle Outfitters Inc.	6,100	77,775
ANN Inc.	700	18,270	(a)
Brown Shoe Company Inc.	961	10,235
DSW Inc.	500	25,305	(a)
Express Inc.	900	19,620
Genesco Inc.	1,226	63,875	(a)
The Buckle Inc.	3,200	136,640
The Cato Corp.	800	23,040
		538,385

Apparel, Accessories & Luxury Goods — 1.1%

Columbia Sportswear Co.	5,783	366,642
Maidenform Brands Inc.	6,900	190,854	(a)
Movado Group Inc.	1,142	19,540
		577,036

Application Software — 5.2%

ACI Worldwide Inc.	5,050	170,538	(a)
Actuate Corp.	3,200	18,720	(a)
Blackbaud Inc.	11,760	325,987
Blackboard Inc.	6,300	273,357	(a)
Bottomline Technologies Inc.	8,100	200,151	(a)
Concur Technologies Inc.	3,800	190,266	(a)
Ebix Inc.	4,700	89,535	(a)
Manhattan Associates Inc.	600	20,664	(a)

	Number of Shares	Fair Value

Monotype Imaging Holdings Inc.	1,700	$24,021	(a)
NICE Systems Ltd. ADR	4,700	170,892	(a)
Parametric Technology Corp.	14,800	339,364	(a)
QLIK Technologies Inc.	1,600	54,496	(a)
Quest Software Inc.	3,109	70,668	(a)
SolarWinds Inc.	11,300	295,382	(a)
Solera Holdings Inc.	1,750	103,530
SS&C Technologies Holdings Inc.	12,990	258,111	(a)
TeleNav Inc.	2,400	42,552	(a)
Ultimate Software Group Inc.	3,000	163,290	(a)
		2,811,524

Asset Management & Custody Banks — 1.0%

Affiliated Managers Group Inc.	3,575	362,684	(a)
Financial Engines Inc.	4,400	114,048	(a)
Janus Capital Group Inc.	2,100	19,824
Pzena Investment Management Inc.	2,800	15,904
		512,460

Auto Parts & Equipment — 0.4%

Dana Holding Corp.	4,289	78,489	(a)
Dorman Products Inc.	258	10,212	(a)
Federal-Mogul Corp.	800	18,264	(a)
Modine Manufacturing Co.	3,242	49,830	(a)
Spartan Motors Inc.	2,139	11,551
Stoneridge Inc.	3,312	48,819	(a)
Tenneco Inc.	500	22,035	(a)
		239,200

Automobile Manufacturers — 0.3%

Thor Industries Inc.	5,480	158,043

Automotive Retail — 0.1%

America’s Car-Mart Inc.	1,843	60,819	(a)

Biotechnology — 1.1%

Alkermes Inc.	1,100	20,460	(a)
Amylin Pharmaceuticals Inc.	1,600	21,376	(a)
Cubist Pharmaceuticals Inc.	3,300	118,767	(a)
Genomic Health Inc.	5,200	145,132	(a)
Myriad Genetics Inc.	8,900	202,119	(a)
Nabi Biopharmaceuticals	3,500	18,830	(a)
PDL BioPharma Inc.	2,220	13,031
Sciclone Pharmaceuticals Inc.	4,800	28,992	(a)
		568,707

Building Products — 0.2%

AAON Inc.	1,515	33,088
Apogee Enterprises Inc.	2,139	27,401
Simpson Manufacturing Company Inc.	800	23,896
Universal Forest Products Inc.	1,905	45,644
		130,029

Casinos & Gaming — 0.0%*

Ameristar Casinos Inc.	1,000	23,710

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Small-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Coal & Consumable Fuels — 0.6%

James River Coal Co.	14,350	$298,767	(a)

Commercial Printing — 0.1%
Consolidated Graphics Inc.	406	22,310	(a)
Multi-Color Corp.	1,200	29,628
		51,938

Commodity Chemicals — 0.7%

Koppers Holdings Inc.	9,850	373,611

Communications Equipment — 0.4%

Acme Packet Inc.	250	17,533	(a)
ADTRAN Inc.	500	19,355
Arris Group Inc.	4,387	50,933	(a)
DG FastChannel Inc.	600	19,230	(a)
Netgear Inc.	1,318	57,623	(a)
Plantronics Inc.	550	20,092
Riverbed Technology Inc.	500	19,795
		204,561

Computer & Electronics Retail — 0.0%*

Systemax Inc.	1,920	28,685	(a)

Computer Storage & Peripherals — 0.0%*

QLogic Corp.	1,100	17,512	(a)

Construction & Engineering — 1.8%

Chicago Bridge & Iron Company N.V.	9,670	376,163
Primoris Services Corp.	2,000	25,800
Quanta Services Inc.	9,350	188,870	(a)
URS Corp.	8,700	389,238	(a)
		980,071

Construction & Farm Machinery & Heavy Trucks — 2.3%

AGCO Corp.	7,240	357,366	(a)
Astec Industries Inc.	2,255	83,390	(a)
Cascade Corp.	2,600	123,682
Greenbrier companies Inc.	4,048	79,988	(a)
Sauer-Danfoss Inc.	400	20,156	(a)
The Toro Co.	364	22,022
Trinity Industries Inc.	11,275	393,272
WABCO Holdings Inc.	600	41,436	(a)
Wabtec Corp.	1,500	98,580
		1,219,892

Consumer Electronics — 0.0%*

Harman International Industries Inc.	294	13,398

Consumer Finance — 0.1%

Ezcorp Inc.	950	33,796	(a)
First Cash Financial Services Inc.	650	27,294	(a)
Nelnet Inc.	950	20,957
		82,047

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 2.3%

Broadridge Financial Solutions Inc.	14,675	$353,227
Cardtronics Inc.	10,300	241,535	(a)
Global Cash Access Holdings Inc.	20,800	66,144	(a)
Jack Henry & Associates Inc.	5,200	156,052
NeuStar Inc.	7,358	192,780	(a)
TeleTech Holdings Inc.	850	17,918	(a)
TNS Inc.	1,697	28,170	(a)
Wright Express Corp.	3,400	177,038	(a)
		1,232,864

Distributors — 0.9%

LKQ Corp.	19,201	500,954	(a)

Diversified Chemicals — 0.1%

LSB Industries Inc.	500	21,460	(a)
Solutia Inc.	800	18,280	(a)
		39,740

Diversified Metals & Mining — 0.5%

Compass Minerals International Inc.	2,490	214,314
Globe Specialty Metals Inc.	900	20,178
Materion Corp.	500	18,485	(a)
		252,977

Diversified REITs — 0.1%

Washington Real Estate Investment Trust	1,378	44,813

Diversified Support Services — 0.8%

Copart Inc.	4,400	205,040	(a)
Healthcare Services Group Inc.	11,550	187,687
Unifirst Corp.	856	48,099
		440,826

Education Services — 1.1%

American Public Education Inc.	3,000	133,530	(a)
Bridgepoint Education Inc.	800	20,000	(a)
Capella Education Co.	2,200	92,070	(a)
K12 Inc.	4,900	162,386	(a)
Lincoln Educational Services Corp.	4,963	85,116
Strayer Education Inc.	900	113,751
		606,853

Electric Utilities — 0.8%

Allete Inc.	1,452	59,590
IDACORP Inc.	7,600	300,200
Westar Energy Inc.	1,950	52,475
		412,265

Electrical Components & Equipment — 1.6%

Acuity Brands Inc.	300	16,734
Belden Inc.	600	20,916
Brady Corp.	10,499	336,598
EnerSys	600	20,652	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Small-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Franklin Electric Company Inc.	500	$23,475
Generac Holdings Inc.	1,192	23,125	(a)
II-VI Inc.	1,480	37,888	(a)
LSI Industries Inc.	2,147	17,047
Preformed Line Products Co.	231	16,443
Regal-Beloit Corp.	917	61,228
Woodward Governor Co.	7,600	264,936
		839,042

Electronic Components — 0.0%*

Vishay Intertechnology Inc.	1,600	24,064

Electronic Equipment & Instruments — 0.9%

Checkpoint Systems Inc.	700	12,516	(a)
Daktronics Inc.	2,059	22,217
Elster Group SE ADR	6,300	103,194	(a)
FARO Technologies Inc.	3,700	162,060	(a)
National Instruments Corp.	3,700	109,853
Rofin-Sinar Technologies Inc.	1,527	52,147	(a)
		461,987

Electronic Manufacturing Services — 0.6%

Measurement Specialties Inc.	4,554	162,578	(a)
Methode Electronics Inc.	4,365	50,678
Multi-Fineline Electronix Inc.	2,763	59,708	(a)
Plexus Corp.	1,129	39,300	(a)
		312,264

Environmental & Facilities Services — 1.0%

ABM Industries Inc.	11,800	275,412
Waste Connections Inc.	8,900	282,397
		557,809

Food Distributors — 0.2%

Nash Finch Co.	575	20,591
Spartan Stores Inc.	3,650	71,285
		91,876

Food Retail — 0.6%

Ruddick Corp.	7,400	322,196

Footwear — 1.3%

Deckers Outdoor Corp.	5,000	440,700
K-Swiss Inc.	1,915	20,356	(a)
Wolverine World Wide Inc.	5,998	250,417
		711,473

Gas Utilities — 0.2%

South Jersey Industries Inc.	1,599	86,842

Healthcare Distributors — 0.7%

Owens & Minor Inc.	11,091	382,529

Healthcare Equipment — 3.2%

Analogic Corp.	300	15,777

	Number of Shares	Fair Value

Arthrocare Corp.	600	$20,082	(a)
Exactech Inc.	1,011	18,208	(a)
Gen-Probe Inc.	2,500	172,875	(a)
Hill-Rom Holdings Inc.	1,311	60,358
Integra LifeSciences Holdings Corp.	5,500	262,955	(a)
Masimo Corp.	5,400	160,272
Natus Medical Inc.	950	14,393	(a)
NuVasive Inc.	7,685	252,683	(a)
SonoSite Inc.	4,400	154,748	(a)
STERIS Corp.	400	13,992
Teleflex Inc.	3,330	203,330
Thoratec Corp.	6,700	219,894	(a)
Volcano Corp.	2,900	93,641	(a)
Zoll Medical Corp.	671	38,019	(a)
		1,701,227

Healthcare Facilities — 0.4%

National Healthcare Corp.	250	12,393
Sun Healthcare Group Inc.	5,111	40,990	(a)
The Ensign Group Inc.	645	19,602
VCA Antech Inc.	7,400	156,880	(a)
		229,865

Healthcare Services — 2.3%

Bio-Reference Laboratories Inc.	24,000	501,600	(a)
Continucare Corp.	2,811	17,372	(a)
HMS Holdings Corp.	4,000	307,480	(a)
Mednax Inc.	5,400	389,826	(a)
		1,216,278

Healthcare Supplies — 1.0%

Atrion Corp.	50	9,890
Immucor Inc.	4,475	91,379	(a)
Meridian Bioscience Inc.	3,700	89,207
Merit Medical Systems Inc.	3,363	60,433
West Pharmaceutical Services Inc.	7,000	306,320
		557,229

Healthcare Technology — 1.2%

Allscripts Healthcare Solutions Inc.	861	16,721	(a)
athenahealth Inc.	2,200	90,420	(a)
Computer Programs & Systems Inc.	2,900	184,092
MedAssets Inc.	11,800	157,648	(a)
Medidata Solutions Inc.	5,200	124,124	(a)
Quality Systems Inc.	700	61,110
		634,115

Home Furnishing Retail — 0.6%

Aaron’s Inc.	10,137	286,472
Pier 1 Imports Inc.	2,142	24,783	(a)
		311,255

Home Furnishings — 0.0%*

Hooker Furniture Corp.	295	2,614

Household Products — 0.2%

WD-40 Co.	3,000	117,120

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Small-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Housewares & Specialties — 1.2%

Jarden Corp.	12,350	$426,198
Tupperware Brands Corp.	3,000	202,350
		628,548

Human Resource & Employment Services — 0.1%

GP Strategies Corp.	1,600	21,856	(a)
Korn International	900	19,791	(a)
		41,647

Hypermarkets & Super Centers — 0.0%*

Pricesmart Inc.	500	25,615

Industrial Conglomerates — 0.2%

Raven Industries Inc.	1,600	89,136

Industrial Machinery — 4.8%

Actuant Corp.	2,600	69,758
Briggs & Stratton Corp.	1,289	25,600
CIRCOR International Inc.	1,300	55,679
CLARCOR Inc.	7,400	349,872
Columbus McKinnon Corp.	2,073	37,231	(a)
EnPro Industries Inc.	1,500	72,105	(a)
Flowserve Corp.	2,150	236,264
Harsco Corp.	3,650	118,990
IDEX Corp.	5,900	270,515
Kaydon Corp.	400	14,928
Lincoln Electric Holdings Inc.	1,324	47,465
Middleby Corp.	3,850	362,054	(a)
Mueller Industries Inc.	3,250	123,207
Nordson Corp.	5,350	293,447
Robbins & Myers Inc.	2,200	116,270
Timken Co.	5,050	254,520
Trimas Corp.	4,400	108,900	(a)
Valmont Industries Inc.	459	44,243
		2,601,048

Industrial REITs — 0.2%

DuPont Fabros Technology Inc.	2,184	55,037
First Potomac Realty Trust	2,819	43,159
		98,196

Insurance Brokers — 0.6%

Arthur J Gallagher & Co.	4,400	125,576
Brown & Brown Inc.	7,400	189,884
		315,460

Internet Software & Services — 1.0%

comScore Inc.	7,400	191,660	(a)
Constant Contact Inc.	5,900	149,742	(a)
Dice Holdings Inc.	1,500	20,280	(a)
Infospace Inc.	2,500	22,800	(a)
Liquidity Services Inc.	1,000	23,610	(a)
LogMeIn Inc.	2,400	92,568	(a)
Monster Worldwide Inc.	1,200	17,592	(a)

	Number of Shares	Fair Value

ValueClick Inc.	1,200	$19,920	(a)
		538,172

Investment Banking & Brokerage — 1.0%

BGC Partners Inc.	3,439	26,583
GFI Group Inc.	21,000	96,390
Piper Jaffray companies	1,424	41,025	(a)
Raymond James Financial Inc.	10,100	324,715
Stifel Financial Corp.	925	33,171	(a)
		521,884

IT Consulting & Other Services — 0.0%*

Unisys Corp.	500	12,850	(a)

Leisure Products — 0.7%
Brunswick Corp.	1,046	21,338
Polaris Industries Inc.	3,375	375,199
		396,537

Life & Health Insurance — 0.1%

American Equity Investment Life Holding Co.	2,175	27,644
Delphi Financial Group Inc.	1,219	35,607
		63,251

Life Sciences Tools & Services — 2.2%

Bio-Rad Laboratories Inc.	1,900	226,784	(a)
Bruker Corp.	20,135	409,949	(a)
ICON PLC ADR	9,100	214,396	(a)
Luminex Corp.	7,628	159,425	(a)
Techne Corp.	2,000	166,740
		1,177,294

Managed Healthcare — 1.5%

AMERIGROUP Corp.	550	38,758	(a)
Centene Corp.	10,425	370,400	(a)
Metropolitan Health Networks Inc.	2,886	13,824	(a)
Molina Healthcare Inc.	13,761	373,198
		796,180

Metal & Glass Containers — 1.1%

AEP Industries Inc.	1,139	33,247	(a)
Aptargroup Inc.	5,900	308,806
Myers Industries Inc.	2,243	23,058
Silgan Holdings Inc.	5,100	208,947
		574,058

Multi-Line Insurance — 0.8%

HCC Insurance Holdings Inc.	12,900	406,350
Horace Mann Educators Corp.	2,004	31,282
		437,632

Multi-Sector Holdings — 0.0%*

Compass Diversified Holdings	1,083	17,859

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Small-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Multi-Utilities — 0.9%

Avista Corp.	2,754	$70,750
Black Hills Corp.	1,411	42,457
OGE Energy Corp.	7,675	386,206
		499,413

Office Electronics — 0.4%

Zebra Technologies Corp.	4,900	206,633	(a)

Office REITs — 1.6%

BioMed Realty Trust Inc.	18,663	359,076
Coresite Realty Corp.	6,050	99,220
Digital Realty Trust Inc.	6,050	373,769
Lexington Realty Trust	3,038	27,737
		859,802

Office Services & Supplies — 0.3%

Herman Miller Inc.	2,800	76,216
Kimball International Inc.	1,617	10,397
Knoll Inc.	1,458	29,262
Steelcase Inc.	1,800	20,502
		136,377

Oil & Gas Drilling — 0.4%

Pioneer Drilling Co.	14,200	216,408	(a)

Oil & Gas Equipment & Services — 2.1%

Dawson Geophysical Co.	1,709	58,362	(a)
Dril-Quip Inc.	1,100	74,613	(a)
Hornbeck Offshore Services Inc.	618	16,995	(a)
Oil States International Inc.	6,850	547,383	(a)
RPC Inc.	600	14,724
Superior Energy Services Inc.	7,400	274,836	(a)
Tetra Technologies Inc.	11,700	148,941	(a)
		1,135,854

Oil & Gas Exploration & Production — 3.3%

Bill Barrett Corp.	1,094	50,707	(a)
Brigham Exploration Co.	4,650	139,175	(a)
Carrizo Oil & Gas Inc.	803	33,525	(a)
Clayton Williams Energy Inc.	200	12,010	(a)
Contango Oil & Gas Co.	300	17,532
Energy XXI Bermuda Ltd.	700	23,254	(a)
GMX Resources Inc.	5,491	24,435	(a)
Gulfport Energy Corp.	5,400	160,326	(a)
HollyFrontier Corp.	400	27,760
Kodiak Oil & Gas Corp.	2,460	14,194	(a)
Northern Oil and Gas Inc.	7,400	163,910	(a)
Oasis Petroleum Inc.	5,500	163,240	(a)
Petroleum Development Corp.	394	11,785	(a)
Petroquest Energy Inc.	2,700	18,954	(a)
Resolute Energy Corp.	8,800	142,208	(a)
Rosetta Resources Inc.	3,500	180,390	(a)
SandRidge Energy Inc.	14,900	158,834	(a)
SM Energy Co.	5,350	393,118
Stone Energy Corp.	900	27,351	(a)

	Number of Shares	Fair Value

Venoco Inc.	800	$10,192	(a)
W&T Offshore Inc.	800	20,896
		1,793,796

Oil & Gas Refining & Marketing — 0.1%

Western Refining Inc.	1,849	33,411	(a)

Packaged Foods & Meats — 3.6%

Flowers Foods Inc.	15,450	340,518
Lancaster Colony Corp.	5,100	310,182
Sanderson Farms Inc.	5,535	264,462
Smart Balance Inc.	11,800	61,124	(a)
Smithfield Foods Inc.	22,925	501,370	(a)
Snyders-Lance Inc.	11,100	240,093
TreeHouse Foods Inc.	4,400	240,284	(a)
		1,958,033

Paper Packaging — 0.7%

Packaging Corporation of America	14,050	393,259

Paper Products — 0.1%

Buckeye Technologies Inc.	1,102	29,732
Clearwater Paper Corp.	200	13,656	(a)
Neenah Paper Inc.	953	20,280
		63,668

Personal Products — 0.0%*

Revlon Inc.	900	15,120

Pharmaceuticals — 0.3%

Akorn Inc.	3,725	26,075	(a)
Hi-Tech Pharmacal Company Inc.	1,943	56,211	(a)
Obagi Medical Products Inc.	1,700	16,031	(a)
Par Pharmaceutical Companies Inc.	1,461	48,184	(a)
Salix Pharmaceuticals Ltd.	500	19,915	(a)
The Medicines Co.	1,150	18,986	(a)
		185,402

Precious Metals & Minerals — 0.1%
Coeur d’Alene Mines Corp.	800	19,408	(a)
Stillwater Mining Co.	1,000	22,010	(a)
		41,418

Property & Casualty Insurance — 1.8%

Allied World Assurance Company Holdings Ltd.	5,500	316,690
American Safety Insurance Holdings Ltd.	2,094	40,079	(a)
Amtrust Financial Services Inc.	1,900	43,282
Argo Group International Holdings Ltd.	3,718	110,499
Aspen Insurance Holdings Ltd.	8,000	205,840
The Navigators Group Inc.	4,400	206,800	(a)
Tower Group Inc.	1,761	41,947
		965,137

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Small-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Publishing — 1.3%

John Wiley & Sons Inc.	8,700	$452,487
Meredith Corp.	600	18,678
Morningstar Inc.	3,700	224,886
		696,051

Rail Roads — 0.9%

Genesee & Wyoming Inc.	8,100	474,984	(a)

Regional Banks — 3.9%

BancorpSouth Inc.	1,839	22,822
Bank of the Ozarks Inc.	990	51,539
Banner Corp.	1,105	19,337
Camden National Corp.	507	16,635
Cardinal Financial Corp.	1,280	14,016
CoBiz Financial Inc.	1,801	11,779
Cullen Frost Bankers Inc.	4,140	235,359
East West Bancorp Inc.	2,870	58,003
First Horizon National Corp.	2,593	24,737
Fulton Financial Corp.	7,400	79,254
Glacier Bancorp Inc.	911	12,280
Great Southern Bancorp Inc.	1,069	20,258
Hancock Holding Co.	900	27,882
Home Bancshares Inc.	822	19,432
Iberiabank Corp.	1,068	61,560
Independent Bank Corp.	3,700	97,125
Lakeland Financial Corp.	1,095	24,375
National Penn Bancshares Inc.	1,957	15,519
Old National Bancorp	1,873	20,228
PacWest BanCorp.	1,981	40,749
Prosperity Bancshares Inc.	6,668	292,192
Sandy Spring Bancorp Inc.	1,124	20,221
Southwest Bancorp Inc.	2,519	24,661
Susquehanna Bancshares Inc.	4,121	32,968
SVB Financial Group	4,700	280,637	(a)
UMB Financial Corp.	8,000	335,040
Umpqua Holdings Corp.	3,996	46,234
Westamerica Bancorp.	2,900	142,825
Wintrust Financial Corp.	906	29,155
		2,076,822

Reinsurance — 0.1%

Maiden Holdings Ltd.	3,233	29,420

Research & Consulting Services — 0.4%

CoStar Group Inc.	2,400	142,272	(a)
ICF International Inc.	895	22,715	(a)
Resources Connection Inc.	3,800	45,752
The Corporate Executive Board Co.	500	21,825
		232,564

Residential REITs — 0.1%

Equity Lifestyle Properties Inc.	300	18,732
Mid-America Apartment Communities Inc.	701	47,296
		66,028

	Number of Shares	Fair Value

Restaurants — 1.0%

Buffalo Wild Wings Inc.	300	$19,893	(a)
Cracker Barrel Old Country Store Inc.	7,950	392,014
Domino’s Pizza Inc.	850	21,454	(a)
Einstein Noah Restaurant Group Inc.	1,050	15,718
The Wendy’s Co.	15,000	76,050
		525,129

Retail REITs — 0.0%*

Ramco-Gershenson Properties Trust	1,117	13,828

Security & Alarm Services — 0.4%

The Brink’s Co.	7,325	218,505

Semiconductor Equipment — 0.5%

MKS Instruments Inc.	834	22,034
Rudolph Technologies Inc.	21,900	234,549	(a)
		256,583

Semiconductors — 1.7%

Alpha & Omega Semiconductor Ltd.	1,600	21,200	(a)
Diodes Inc.	2,010	52,461	(a)
Fairchild Semiconductor International Inc.	3,551	59,337	(a)
Hittite Microwave Corp.	1,000	61,910	(a)
Integrated Device Technology Inc.	4,957	38,962	(a)
Intersil Corp.	1,800	23,130
IXYS Corp.	1,359	20,358	(a)
Lattice Semiconductor Corp.	3,109	20,271	(a)
Microsemi Corp.	14,650	300,325	(a)
Pericom Semiconductor Corp.	2,061	18,425	(a)
RF Micro Devices Inc.	5,785	35,404	(a)
Semtech Corp.	7,900	215,986	(a)
Standard Microsystems Corp.	2,258	60,943	(a)
		928,712

Soft Drinks — 0.1%

Coca-Cola Bottling Company Consolidated	300	20,298
National Beverage Corp.	1,000	14,650
		34,948

Specialized Consumer Services — 0.2%

Matthews International Corp.	2,800	112,420

Specialized Finance — 0.1%

Interactive Brokers Group Inc.	1,200	18,780
NewStar Financial Inc.	4,116	43,959	(a)
		62,739

Specialized REITs — 1.4%

DiamondRock Hospitality Co.	3,618	38,821
Healthcare Realty Trust Inc.	11,800	243,434
Hersha Hospitality Trust	5,873	32,713
National Health Investors Inc.	667	29,635

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Small-Cap Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Omega Healthcare Investors Inc.	13,300	$279,433
Sabra Healthcare REIT Inc.	4,216	70,449
Summit Hotel Properties Inc.	3,538	40,156
		734,641

Specialty Chemicals — 2.2%

Arch Chemicals Inc.	10,825	372,813
Ferro Corp.	1,200	16,128	(a)
HB Fuller Co.	2,728	66,618
Minerals Technologies Inc.	300	19,887
Rockwood Holdings Inc.	400	22,116	(a)
Sensient Technologies Corp.	17,119	634,601
Stepan Co.	589	41,760
		1,173,923

Specialty Stores — 0.8%

Cabela’s Inc.	1,296	35,186	(a)
Tractor Supply Co.	5,700	381,216
		416,402

Steel — 0.7%

Carpenter Technology Corp.	1,547	89,231
Commercial Metals Co.	17,780	255,143
Schnitzer Steel Industries Inc.	572	32,947
		377,321

Systems Software — 1.2%

Fortinet Inc.	1,000	27,290
MICROS Systems Inc.	8,150	405,137	(a)
Progress Software Corp.	8,446	203,802
		636,229

Technology Distributors — 0.3%

Anixter International Inc.	300	19,602
Insight Enterprises Inc.	1,050	18,595	(a)
Scansource Inc.	1,309	49,061	(a)
Tech Data Corp.	1,192	58,277	(a)
		145,535

Thrifts & Mortgage Finance — 0.3%

BankUnited Inc.	1,504	39,916
Northwest Bancshares Inc.	3,733	46,961
Washington Federal Inc.	3,521	57,850
		144,727

Tires & Rubber — 0.1%

Cooper Tire & Rubber Co.	3,711	73,441

Trading Companies & Distributors — 0.9%

Applied Industrial Technologies Inc.	9,300	331,173
DXP Enterprises Inc.	691	17,517	(a)
RSC Holdings Inc.	8,350	99,866	(a)
TAL International Group Inc.	600	20,718
Watsco Inc.	300	20,397
		489,671

	Number of Shares	Fair Value

Trucking — 1.3%

Knight Transportation Inc.	1,100	$18,689
Landstar System Inc.	5,200	241,696
Marten Transport Ltd.	2,090	45,144
Old Dominion Freight Line Inc.	10,750	400,975
Werner Enterprises Inc.	800	20,040
		726,544

Wireless Telecommunication Services — 0.0%*

NTELOS Holdings Corp.	1,000	20,420

Total Common Stock (Cost $40,901,624)		50,052,248

Other Investments — 0.0%*
GEI Investment Fund (Cost $10)		10	(c)

Total Investments in Securities (Cost $40,901,634)		50,052,258

Short-Term Investments — 7.0%
GE Institutional Money Market Fund Investment Class 0.11% (Cost $3,797,683)		3,797,683	(b,c)

Total Investments (Cost $44,699,317)		53,849,941

Liabilities in Excess of Other Assets, net — (0.0)%*		(21,661)

NET ASSETS — 100.0%		$53,828,280

Other Information

The Fund had the following long futures contracts open at June 30, 2011 (unaudited):

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	September 2011	22	$1,815,880	$100,254

See Notes to Schedule of Investments and Notes to Financial Statements.

12

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.
(c)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of June 30, 2011 .

Abbreviations:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

13

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1										CLASS 4
	6/30/11†		12/31/10		12/31/09		12/31/08(c)		12/31/07	12/31/06	6/30/11†		12/31/10		12/31/09		12/31/08(c)
Inception date	—		—		—		—		—	4/28/00	—		—		—		5/1/08
Net asset value, beginning of period	$12.46		$9.79		$7.48		$12.17		$14.39	$14.44	$ 12.39		$ 9.76		$7.49		$12.06
Income/(loss) from investment operations:
Net investment income	(0.02)		0.02	**	0.04		0.09		0.06	0.05	(0.04)		(0.02	)**	(0.05)		0.02	**
Net realized and unrealized gains/(losses) on investments	1.17		2.67		2.27		(4.67)		0.31	1.87	1.15		2.65		2.32		(4.51)
Total income/(loss) from investment operations	1.15		2.69		2.31		(4.58)		0.37	1.92	1.11		2.63		2.27		(4.49)
Less distributions from:
Net investment income	—		0.02		—		0.05		0.06	0.04	—		—		—		0.02
Net realized gains	—		—		—		0.06		2.53	1.93	—		—		—		0.06
Total distributions	—		0.02		—		0.11		2.59	1.97	—		—		—		0.08
Net asset value, end of period	13.61		$12.46		$9.79		$7.48		$12.17	$14.39	13.50		$12.39		$9.76		$ 7.49
TOTAL RETURN (a)	9.23%		27.47%		30.88%		(37.59)%		2.39%	13.27%	8.96%		26.95%		30.31%		(37.20)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$53,817		$55,527		$54,114		$50,210		$104,010	$127,381	$11		$10		$8		$6
Ratios to average net assets:
Net investment income (loss)	(0.26)%	*	0.18%		(0.04)%		0.46%		0.31%	0.31%	(0.69)%	*	(0.23)%		(0.51)%		(0.01)%	*
Net Expenses	1.27%	(b)*	1.12%	(b)	1.52%	(b)	0.94%	(b)	0.87%	0.86%	1.71%	(b)*	1.54%	(b)	1.97%	(b)	1.39%	(b)*
Gross Expenses	1.27%	*	1.13%		1.52%		0.94%		0.87%	0.86%	1.71%	*	1.55%		1.97%		1.39%
Portfolio turnover rate	25%		47%		40%		85%		25%	52%	25%		47%		40%		85%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund and/or GE Institutional Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
(c)	Less than $0.01 per share of the distribution paid was from Return of Capital.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Unaudited

The accompanying Notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $40,901,624)	$50,052,248
Investments in affiliated securities, at Fair Value (cost $10)	10
Short-Term affiliated investments (at amortized cost)	3,797,683
Restricted cash	105,000
Receivable for investments sold	89,495
Income receivables	36,666
Receivable for fund shares sold	1,894
Variation margin receivable	14,300
Total Assets	54,097,296

LIABILITIES
Payable for investments purchased	140,389
Payable for fund shares redeemed	59,045
Payable to GEAM	14,661
Accrued other expenses	54,921
Total Liabilities	269,016
NET ASSETS	$53,828,280

NET ASSETS CONSIST OF:
Capital paid in	47,880,174
Undistributed (distribution in excess of) net investment income	(65,367)
Accumulated net realized (loss)	(3,278,057)
Net unrealized appreciation/(depreciation) on:
Investments	9,191,276
Futures	100,254
NET ASSETS	$53,828,280

Class 1

NET ASSETS	53,816,964
Shares outstanding ($.001 par value; unlimited shares authorized)	3,955,393
Net asset value per share	$13.61

Class 4

NET ASSETS	11,316
Shares outstanding ($.001 par value; unlimited shares authorized)	838
Net asset value per share	$13.50

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Dividend	$267,392
Interest	14,858
Interest from affiliated investments	1,721
Less: Foreign taxes withheld	(287)
Total Income	283,684

Expenses
Advisory and administration fees	265,760
Distribution fees
Class 4	25
Transfer agent fees	10,136
Director’s fees	724
Custody and accounting expenses	57,558
Professional fees	9,774
Other expenses	14,347
Total expenses before waiver and reimbursement	358,324
Less: Expenses waived or borne by the adviser	(2,323)
Net expenses	356,001
Net investment (loss)	(72,317)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	5,263,109
Futures	57,470

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(419,715)
Futures	109,594
Net realized and unrealized gain on investments	5,010,458
Net increase in net assets resulting from operations	$4,938,141

The accompanying Notes are an integral part of these financial statements.

16

Statement of Changes in Net Assets
	Six months ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income (loss)	$(72,317)	$91,523
Net realized gain on investments and futures	5,320,579	3,592,614
Net increase (decrease) in unrealized appreciation / (depreciation) on investments and futures	(310,121)	8,828,984
Net increase from operations	4,938,141	12,513,121
Distributions to shareholders from :
Net investment income
Class 1	—	(86,511)
Class 4	—	—
Total distributions	—	(86,511)
Increase in net assets from operations and distributions	4,938,141	12,426,610
Share transactions :
Proceeds from sale of shares
Class 1	811,692	1,611,974
Class 4	—	—
Value of distributions reinvested
Class 1	—	86,511
Class 4	—	—
Cost of shares redeemed
Class 1	(7,458,994)	(12,710,116)
Class 4	—	—
Net (decrease) from share transactions	(6,647,302)	(11,011,631)
Total increase (decrease) in net assets	(1,709,161)	1,414,979

NET ASSETS
Beginning of period	55,537,441	54,122,462
End of period	$53,828,280	$55,537,441
Undistributed (distribution in excess of) net investment income, end of period	$(65,367)	$6,950

CHANGES IN FUND SHARES

Class 1
Shares sold	63,002	134,720
Issued for distributions reinvested	—	6,893
Shares redeemed	(562,962)	(1,211,910)
Net (decrease) in fund shares	(499,960)	(1,070,297)

Class 4
Shares sold	—	—
Issued for distributions reinvested	—	—
Shares redeemed	—	—
Net Increase (Decrease) in Fund Shares	—	—

*	Unaudited

The accompanying Notes are an integral part of these financial statements.

17

Notes to Financial Statements	June 30, 2011 (unaudited)

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the “Fund”), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts subject to certain limitations to manage its exposure to the stock markets. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

18

Notes to Financial Statements	June 30, 2011 (unaudited)

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale, price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses the net asset value per unit for the collective Fund. The Fund classifies the investment security in Level 2.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as exchange traded futures. Futures are valued at the last sale price on the primary market they are traded and are typically included in level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds Board of Directors that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

19

Notes to Financial Statements	June 30, 2011 (unaudited)

The following table presents the Fund’s investments measured at fair value on a recurring basis at June 30, 2011.

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities†
Common Stock	$50,052,248	$—	$—	$50,052,248
Other Investments	—	10	—	10
Short-Term Investments	3,797,683	—	—	3,797,683
Total Investments in Securities	$53,849,931	$10	$—	$53,849,941
Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$100,254	$—	$—	$100,254

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

†  See Schedule of Investments for Industry Classification.

*  Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011.

	Asset Derivatives June 30, 2011			Liability Derivatives June 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	100,254	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	7,227,578/(6,752,211)	57,470	109,594

20

Notes to Financial Statements	June 30, 2011 (unaudited)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six month period ended June 30, 2011.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

GEAM has a contractual agreement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; (iv) Kennedy Capital Management, Inc. and (v) SouthernSun Asset Management, LLC. GEAM is responsible for allocating the Fund’s assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2011 were as follows:

Non-U.S. Government Securities
Purchases	Sales
$ 13,600,401	$ 20,568,728

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s

21

Notes to Financial Statements	June 30, 2011 (unaudited)

activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)
	Appreciation	Depreciation
$45,293,084	$9,902,202	$(1,345,345)	$8,556,857

As of December 31, 2010, the Fund has capital loss carryovers as indicated below.

Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$8,014,209	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $3,538,221 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2010	$86,511	$—	$—	$86,511
2009	—	—	—	—

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$(3,560)	$11,728	$(8,168)

22

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the Small-Cap Equity Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	4,069,479.800	91.663%	96.598%
Abstain	143,338.226	3.229%	3.402%
Total	4,212,818.026	94.892%	100.000%

	Mr. Matthew J. Simpson
Affirmative	4,074,849.664	91.784%	96.725%
Abstain	137,968.362	3.108%	3.275%
Total	4,212,818.026	94.892%	100.000%

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	3,879,500.480	87.384%	92.088%
Against	126,080.779	2.840%	2.993%
Abstain	207,236.767	4.668%	4.919%
Broker Non-votes	—	—	—
Total	4,212,818.026	94.892%	100.000%

23

Special Meeting of Shareholders — Voting Results	(unaudited)

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	3,853,638.087	86.802%	91.474%
Against	142,345.134	3.206%	3.379%
Abstain	216,834.805	4.884%	5.147%
Broker Non-votes	—	—	—
Total	4,212,818.026	94.892%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	3,870,361.731	87.178%	91.871%
Against	130,216.204	2.933%	3.091%
Abstain	212,240.091	4.781%	5.038%
Broker Non-votes	—	—	—
Total	4,212,818.026	94.892%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	3,877,320.924	87.335%	92.036%
Against	131,788.482	2.968%	3.129%
Abstain	203,708.620	4.589%	4.835%
Broker Non-votes	—	—	—
Total	4,212,818.026	94.892%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	3,873,756.227	87.255%	91.952%
Against	141,615.537	3.189%	3.361%
Abstain	197,446.262	4.448%	4.687%
Broker Non-votes	—	—	—
Total	4,212,818.026	94.892%	100.000%

24

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

25

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

26

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

27

Investment Team

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

28

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

International Equity Fund	Letter from the Chairman

Michael J. Cosgrove

Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — International Equity Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary.

We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high — offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

International Equity Fund	Letter from the Chairman (Continued)

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer – GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

International Equity Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

International Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments International Equity Fund (the “Fund”) and is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

The MSCI® EAFE® Index is an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

1

International Equity Fund

(unaudited)

Ralph R. Layman

President and Chief Investment Officer

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

Ralph R. Layman is President and Chief Investment Officer — Public Equities and a Director at GE Asset Management. Mr. Layman has led the team of portfolio managers for the Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992, President —International Equities in March 2007 and President — Public Equities since July 2009.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer — International Equities at GE Asset Management. He has served as a portfolio manager of the Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Q.	How did the International Equity Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the International Equity Fund returned 1.96% for Class 1 shares. The MSCI EAFE Index, the Fund’s benchmark, returned 4.98% and the Fund’s Morningstar peer group of 139 U.S. Insurance Foreign Large Blend Funds returned an average of 4.56% over the same period.

Q.	What market factors affected the fund’s performance?

A.	The positive influence of strong corporate earnings were countered by a host of negative macro-regional issues including: Europe’s Sovereign Debt crisis; political turmoil in Middle East/North Africa; rising inflation in the high growth developing markets of Asia; and Japan’s earthquake and tsunami disaster. Overall, performance trended better in the developed world than in the emerging, a change from recent performance. However, upward progress was further slowed by continued uncertainty regarding regulation in the financial sector, notably over capital adequacy. When political uncertainty in both Europe over sovereign debt and the U.S. over the debt ceiling and solutions to the deficit are taken into account, the period’s positive returns look all the more impressive.

2

(unaudited)

Q.	What were the primary drivers of Fund performance?

A.	Positive performance derived from holdings in the materials sector, notably in industrial gases (Linde — Germany), fertilizers (Potash — Canada) and seeds (Syngenta — Switzerland). In addition, the absence of the Japanese utility most heavily affected by the disaster in March (Tokyo Electric Power) proved additive. Strong stock selection in IT (Baidu — China; Cap Gemini — France) and aviation-related industrials (EADS; Safran — France) also enhanced returns.

A uranium mining company (Paladin — Australia) was the holding most affected by the Japanese disaster although all holdings in Japan itself were weak as a result. Negative attribution came from consumer staples companies (including Metro — Germany) and telecom holdings, especially in Emerging Markets adversely affected performance.

Q.	How is the Fund positioned for the rest of the fiscal year?

A.	The portfolio managers believe that developed markets will show below-trend but positive growth while the emerging markets will continue to grow at a faster pace. This is despite the negative impact of rising inflation, which has prompted higher interest rates in many parts of the world. With the portfolio’s focus on larger-cap, well-diversified companies (by both product and geography), the managers believe the portfolio is well positioned to take advantage of this growth, especially in the IT, materials and industrial sectors where the portfolio is overweight. Regionally, the portfolio has a sizeable weight in Continental Europe, believing that companies in Core Europe will benefit from any weakness in the Euro, aiding their already superior performance in export markets around the world.

3

International Equity Fund

(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,019.61	10.12
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,014.67	10.09

*	Expenses are equal to the Fund’s annualized expense ratio of 2.02% for Class 1 shares (for the period January 1, 2011 – June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).
**	Actual Fund Return for six month period ended June 30, 2011 was 1.96% for Class 1 shares. Past performance does not guarantee future results.

4

International Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months*	One Year	Five Year	Ten Year
Number of Funds in peer group:	139	137	111	84
Peer group average annual total return:	4.56%	31.20%	1.47%	4.72%
Morningstar category in peer group: U.S. Insurance Foreign Large Blend.

Sector Allocation

as a % of Fair Value of $13,573 (in thousands) on June 30, 2011 (b)(c)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value) (b)(c)

BNP Paribas	2.83%
Rio Tinto PLC	2.70%
Royal Dutch Shell PLC	2.65%
HSBC Holdings PLC	2.43%
Nestle S.A.	2.40%
BHP Billiton PLC	2.18%
Linde AG	2.18%
Siemens AG	2.08%
Potash Corporation of Saskatchewan Inc.	1.86%
Volkswagen AG	1.73%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 5/1/95)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
International Equity fund	1.96%	27.77%	0.74%	3.94%	$14,724
MSCI EAFE Index	4.98%	30.36%	1.48%	5.66%	$17,361

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

*	Total returns for the six month period ended June 30, 2011 are not annualized.

5

International Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

International Equity Fund

	Number of Shares	Fair Value

Common Stock — 96.5% †

Australia — 1.7%

Brambles Ltd.	11,924	$92,169
Lynas Corporation Ltd.	57,718	110,241
Paladin Energy Ltd.	12,682	34,215	(a)
		236,625

Brazil — 2.4%

Banco Santander Brasil S.A.	4,600	53,884
Petroleo Brasileiro S.A. ADR	4,709	144,472	(c)
Vale S.A. ADR	4,435	128,438
		326,794

Canada — 4.4%

Canadian Natural Resources Ltd.	2,493	104,437
Kinross Gold Corp.	5,553	87,631
Potash Corporation of Saskatchewan Inc.	4,432	252,942
Suncor Energy Inc.	3,818	149,539
		594,549

China — 1.7%

Baidu Inc. ADR	1,094	153,302	(a)
Bank of China Ltd.	152,998	74,717
		228,019

Denmark — 0.6%

AP Moller—Maersk A/S	9	77,604

France — 12.8%

Accor S.A.	1,064	47,567
AXA S.A.	9,904	225,010	(c)
BNP Paribas	4,972	383,716	(c)
Cap Gemini S.A.	2,190	128,277
Cie Generale d’Optique Essilor International S.A.	2,464	199,806
European Aeronautic Defence and Space Company N.V.	3,811	127,526
Safran S.A.	5,303	226,428
Schneider Electric S.A.	536	89,524
Total S.A.	1,632	94,362
Veolia Environnement S.A.	3,461	97,599
Vinci S.A.	1,833	117,385
		1,737,200

Germany — 11.6%

Adidas AG	1,461	115,867
Bayer AG	1,604	128,929
Daimler AG	1,178	88,641
Deutsche Boerse AG	1,363	103,550
Fresenius SE & Company KGAA	1,564	163,219

	Number of Shares	Fair Value

Linde AG	1,686	$295,534
Metro AG	2,815	170,559
SAP AG	1,913	115,796
Siemens AG	2,053	281,878
ThyssenKrupp AG	1,987	103,235
		1,567,208

Hong Kong — 3.1%

AIA Group Ltd.	38,186	132,501	(a)
Esprit Holdings Ltd.	21,661	67,367
Hutchison Whampoa Ltd.	12,570	135,695
Wharf Holdings Ltd.	11,998	83,340
		418,903

India — 1.8%

ICICI Bank Ltd.	3,907	95,332
Larsen & Toubro Ltd.	2,520	103,280
Power Grid Corporation of India Ltd.	17,303	42,500
		241,112

Italy — 1.5%

ENI S.p.A.	1,923	45,473
UniCredit S.p.A.	77,963	165,031
		210,504

Japan — 12.1%

Daikin Industries Ltd.	3,000	105,424
FANUC Corp.	900	149,109
Mitsubishi Corp.	6,000	148,588
Mitsubishi Estate Company Ltd. (REIT)	1,982	34,506
Nomura Holdings Inc.	17,842	87,487
SMC Corp.	600	107,281
Softbank Corp.	4,600	172,585
Sony Financial Holdings Inc.	6,400	114,829
Sumitomo Realty & Development Company Ltd. (REIT)	5,000	110,760
Suzuki Motor Corp.	10,000	223,502
The Bank of Yokohama Ltd.	20,129	99,947
Toyota Motor Corp.	2,646	108,120
Unicharm Corp.	4,000	173,848
		1,635,986

Mexico — 0.8%

America Movil SAB de C.V. ADR	1,899	102,318

Netherlands — 3.0%

ING Groep N.V.	9,887	121,687	(a)
Koninklijke Ahold N.V.	3,109	41,767
Koninklijke Philips Electronics N.V.	6,428	165,051
Unilever N.V., CVA	2,177	71,349
		399,854

Russian Federation — 0.4%

Mobile Telesystems OJSC ADR	2,619	49,813

Singapore — 1.0%

United Overseas Bank Ltd.	8,166	130,911

See Notes to Schedule of Investments and Notes to Financial Statements.

6

International Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

South Africa — 0.5%

MTN Group Ltd.	3,386	$71,876

South Korea — 1.9%

Hyundai Motor Co.	240	53,276
Samsung Electronics Company Ltd.	170	131,523
Samsung Electronics Company Ltd. GDR	181	70,156
		254,955

Spain — 2.4%

Banco Santander S.A.	16,193	186,951	(c)
Telefonica S.A.	5,473	133,785
		320,736

Sweden — 1.0%

Hexagon AB	436	10,765
Telefonaktiebolaget LM Ericsson	8,484	122,620
		133,385

Switzerland — 7.4%

Credit Suisse Group AG	3,830	148,742
Nestle S.A.	5,259	326,345
Novartis AG	3,704	226,551
Syngenta AG	647	218,074
Zurich Financial Services AG	337	85,091
		1,004,803

Taiwan — 2.5%

Delta Electronics Inc.	32,000	117,534
Taiwan Semiconductor Manufacturing Company Ltd.	83,634	210,224
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,240	15,636
		343,394

United Kingdom — 21.9%

Aggreko PLC	1,271	39,362	(a)
Autonomy Corporation PLC	3,436	94,164	(a)
BG Group PLC	5,663	128,556
BHP Billiton PLC	7,505	295,439	(c)
Diageo PLC	8,795	179,747
G4S PLC ††	7,765	34,881
G4S PLC ††	2,817	12,786
HSBC Holdings PLC	33,192	329,534
International Consolidated Airlines Group S.A.	12,855	52,359	(a)
Lloyds Banking Group PLC	147,123	115,737	(a,c)
National Grid PLC	18,959	186,431
Prudential PLC	18,194	210,309	(c)
Reckitt Benckiser Group PLC	3,539	195,450
Rio Tinto PLC	5,082	366,376
Royal Dutch Shell PLC	10,086	359,151
Tesco PLC	16,368	105,638
The Capita Group PLC	5,132	58,951

	Number of Shares	Fair Value

Vodafone Group PLC	73,511	$195,084	(c)
		2,959,955

Total Common Stock (Cost $11,282,991)		13,046,504
Preferred Stock — 1.7%
Volkswagen AG (Cost $130,227)	1,137	234,661
Other Investments — 0.1%
GEI Investment Fund (Cost $10,348)		10,452	(d)

Total Investments in Securities (Cost $11,423,566)		13,291,617
Short-Term Investments — 2.1%
GE Institutional Money Market Fund Investment Class 0.11% (Cost $281,415)		281,415	(b,d)

Total Investments (Cost $11,704,981)		13,573,032

Liabilities in Excess of Other Assets, net — (0.4)%		(52,266)

NET ASSETS — 100.0%		$13,520,766

Other Information

The Fund was invested in the following categories at June 30, 2011:

Industry	Percentage (based on Fair Value)
Diversified Financial Services	12.21%
Integrated Oil & Gas	6.79%
Diversified Metals & Mining	5.69%
Automobile Manufacturers	5.22%
Wireless Telecommunication Services	4.36%
Industrial Conglomerates	4.29%
Fertilizers & Agricultural Chemicals	3.47%
Life & Health Insurance	3.37%
Semiconductors	3.15%
Packaged Foods & Meats	2.93%
Household Products	2.72%
Pharmaceuticals	2.62%
Aerospace & Defense	2.61%

See Notes to Schedule of Investments and Notes to Financial Statements.

7

International Equity Fund

Schedule of Investments	June 30, 2011 (unaudited)

Industry	Percentage (based on Fair Value)
Multi-Line Insurance	2.28%
Industrial Gases	2.18%
Multi-Utilities	2.09%
Industrial Machinery	1.97%
Steel	1.71%
Diversified Real Estate Activities	1.68%
Construction & Engineering	1.63%
Application Software	1.55%
Healthcare Supplies	1.47%
Distillers & Vintners	1.32%
Hypermarkets & Super Centers	1.26%
Healthcare Services	1.20%
Internet Software & Services	1.13%
Diversified Capital Markets	1.10%
Food Retail	1.09%
Trading Companies & Distributors	1.09%
Integrated Telecommunication Services	0.99%
Diversified Support Services	0.97%
IT Consulting & Other Services	0.95%
Communications Equipment	0.90%
Electronic Components	0.86%
Apparel, Accessories & Luxury Goods	0.85%
Building Products	0.78%
Oil & Gas Exploration & Production	0.77%
Specialized Finance	0.76%
Regional Banks	0.74%
Electrical Components & Equipment	0.66%
Gold	0.65%
Investment Banking & Brokerage	0.64%
Marine	0.57%
Apparel Retail	0.50%
Human Resource & Employment Services	0.43%
Airlines	0.39%
Hotels, Resorts & Cruise Lines	0.35%
Security & Alarm Services	0.35%
Electric Utilities	0.31%
Coal & Consumable Fuels	0.25%

97.85%

Short Term and Other Investments
Short-Term	2.07%
Other Investments	0.08%

2.15%

100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At June 30, 2011 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(d)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

†	Percentages are based on net assets as of June 30, 2011 .

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	6/30/11††		12/31/10		12/31/09		12/31/08		12/31/07	12/31/06
Inception date	—		—		—		—		—	5/1/95
Net asset value, beginning of period	$0.51		$0.49		$0.39		$14.67		$14.08	$11.42
Income/(loss) from investment operations:
Net investment income (loss)	0.00	**	0.00	†**	0.01		0.51		0.23	0.15
Net realized and unrealized gains/(losses) on investments	0.01		0.02		0.10		(7.04)		2.98	2.67
Total income/(loss) from investment operations	0.01		0.02		0.11		(6.53)		3.21	2.82
Less distributions from:
Net investment income	—		0.00	†	0.01		0.51		0.23	0.16
Net realized gains	—		—		0.00		7.24		2.39	—
Total distributions	—		0.00	†	0.01		7.75		2.62	0.16
Net asset value, end of period	$0.52		$0.51		$0.49		$0.39		$14.67	$14.08
TOTAL RETURN (a)	1.96%		4.85%		27.68%		(45.83)%		22.98%	24.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$13,521		$15,240		$18,307		$17,920		$84,272	$80,648
Ratios to average net assets:
Net investment income	1.44	%*	0.75%		1.28%		2.57%		1.30%	1.16%
Net expenses	2.02	%(b,c)*	1.67	%(b,c)	1.68	%(b,c)	1.18	%(b,c)	1.13%	1.13%
Gross expenses	2.23	%*	1.91%		1.88%		1.29%		1.13%	1.13%
Portfolio turnover rate	21%		41%		46%		41%		32%	34%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.
(c)	Reflects GE Asset Management’s contractual arrangement with GE Investments Funds, Inc. to limit the Fund’s management fee to 0.80% of the average daily net assets of the Fund until April 30, 2012.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Less than 0.005 per share.
††	Unaudited

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $11,413,218)	$13,281,165
Investments in affiliated securities, at Fair Value (cost $10,348)	10,452
Short-term affiliated investments (at amortized cost)	281,415
Restricted cash	557
Foreign cash (cost $4,592)	4,597
Receivable for investments sold	23,878
Income receivables	79,423
Variation margin receivable	13
TOTAL ASSETS	13,681,500

LIABILITIES
Payable for investments purchased	50,065
Payable for fund shares redeemed	926
Payable to GEAM	12,291
Accrued other expenses	97,452
TOTAL LIABILITIES	160,734
NET ASSETS	$13,520,766

NET ASSETS CONSIST OF :
Capital paid in	19,890,268
Undistributed (distribution in excess of) net investment income	102,444
Accumulated net realized (loss)	(8,347,413)
Net unrealized appreciation on:
Investments	1,868,051
Foreign currency related transactions	7,416
NET ASSETS	$13,520,766

Class 1

NET ASSETS	13,520,766
Shares outstanding ($0.01 par value; unlimited shares authorized)	25,818,597
Net asset value per share	$0.52

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Dividend	$269,932
Interest	2,744
Interest from affiliated investments	268
Less: Foreign taxes withheld	(27,861)
Total Income	245,083

Expenses
Advisory and administration fees	71,106
Distribution fees Class 4*	11
Transfer agent fees	10,136
Director’s fees	181
Custody and accounting expenses	45,431
Professional fees	9,231
Other expenses	21,841
Total expenses before waiver and reimbursement	157,937
Less: Expenses reimbursed by the adviser	(14,185)
Less: Expenses waived or borne by the adviser	(419)
Net expenses	143,333
Net investment income	101,750

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	426,741
Futures	(10,505)
Foreign currency transactions	(160)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(69,278)
Futures	(440)
Foreign currency transactions	2,528
Net realized and unrealized gain (loss) on investments	348,886
Net increase (decrease) in net assets resulting from operations	$450,636

*	Effective April 30, 2011 share Class 4 was closed.

The accompanying Notes are an integral part of these financial statements.

12

Statement of Changes in Net Assets
	Six months ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$101,750	$118,231
Net realized gain (loss) on investments, futures and foreign currency transactions	416,076	(1,135,368)
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures and foreign currency transaction	(67,190)	1,518,556
Net increase from operations	450,636	501,419
Distributions to shareholders from :
Net investment income
Class 1	—	(112,991)
Class 4**	—	(23)
Total distributions	—	(113,014)
Increase in net assets from operations and distributions	450,636	388,405
Share transactions :
Proceeds from sale of shares
Class 1	103,021	195,676
Class 4**	—	—
Value of distributions reinvested
Class 1	—	112,991
Class 4**	—	23
Cost of shares redeemed
Class 1	(2,271,992)	(3,764,231)
Class 4**	(7,845)	—
Net (decrease) from share transactions	(2,176,816)	(3,455,541)
Total increase(decrease) in net assets	(1,726,180)	(3,067,136)

NET ASSETS
Beginning of period	15,246,946	18,314,082
End of period	$13,520,766	$15,246,946
Undistributed (distribution in excess of) net investment income, end of period	$102,444	$694

CHANGES IN FUND SHARES

Class 1
Shares sold	199,610	422,267
Issued for distributions reinvested	—	221,551
Shares redeemed	(4,399,494)	(8,009,103)
Net increase (decrease) in fund shares	(4,199,884)	(7,365,285)

Class 4**
Shares sold	—	—
Issued for distributions reinvested	—	44
Shares redeemed	(14,009)	—
Net increase (decrease) in fund shares	(14,009)	44

*	Unaudited
**	Effective April 30, 2011, share Class 4 was closed.

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	June 30, 2011 (unaudited)

1. Organization	of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund (the “Fund”), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008 and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Effective April 30, 2011, Class 4 shares were closed and are no longer offered.

2. Summary	of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company.

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in stock index futures contracts to manage its exposure to the stock markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other

14

Notes to Financial Statements	June 30, 2011 (unaudited)

Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Forward Foreign Currency Exchange Contracts  The Fund enters into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which may be recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution

15

Notes to Financial Statements	June 30, 2011 (unaudited)

of substantially all its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1  — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

The Fund uses the net asset value per unit for the collective Fund. The Fund classifies the investment security in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the

16

Notes to Financial Statements	June 30, 2011 (unaudited)

value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following table presents the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$12,936,263	$110,241	$—	$13,046,504
Preferred Stock	234,661	—	—	234,661
Other Investments	—	10,452	—	10,452
Short-Term Investments	281,415	—	—	281,415
Total Investments in Securities	$13,452,339	$120,693	$—	$13,573,032

†	See Schedule of Investments for Industry Classification.

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4. Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Operations, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011.

Shown below are the effects of derivative instruments on the Fund’s Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)

Equity Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	2,211,457/ (2,504,280)	(10,505)	(440)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets & Liabilities sections of the Statement of Assets and Liabilities.

17

Notes to Financial Statements	June 30, 2011 (unaudited)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets, or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six month period ended June 30, 2011.

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Annualized based on average daily net assets
Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	1.00%
Next $100 million	0.95%
Over $200 million	0.90%

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.80% of the average daily net assets of the Fund (the “Management Fee Waiver Agreement”). Unless terminated or amended, the Management Fee Waiver Agreement will continue until April 30, 2012. The fee waiver will terminate automatically if the management agreement terminates. The Management Fee Limitation Agreement can only be changed or terminated with the approval of the Company’s Board of Directors.

GEAM waives a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s Investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2011 were as follows:

Non U.S. Government Securities
Purchases	Sales
$2,979,305	$4,884,028

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be

18

Notes to Financial Statements	June 30, 2011 (unaudited)

recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)
	Appreciation	Depreciation
$13,691,536	$198,473	$(316,977)	$(118,504)

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2010, the Fund has capital loss carryovers as follows:

Amount	Expires
$5,547,226	12/31/2017
1,229,692	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$113,014	$—	$113,014
2009	294,001	—	294,001

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, investments organized as partnerships for tax purposes, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized (Loss)	Paid In Capital
$13,864	$(20,317)	$6,453

19

Notes to Financial Statements	June 30, 2011 (unaudited)

9.	Significant Transaction

Effective April 30, 2011 the Fund closed Class 4 shares. A full redemption was made by investors in the share class at the closing net asset value.

20

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the International Equity Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	27,583,972.353	96.357%	98.799%
Abstain	335,348.256	1.171%	1.201%
Total	27,919,320.609	97.528%	100.000%

	Mr. Matthew J. Simpson
Affirmative	27,511,947.513	96.105%	98.541%
Abstain	407,373.096	1.423%	1.459%
Total	27,919,320.609	97.528%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,866,598.795	83.371%	85.484%
Against	2,842,025.324	9.928%	10.180%
Abstain	1,210,696.490	4.229%	4.336%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

21

Special Meeting of Shareholders — Voting Results	(unaudited)

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	24,583,563.403	85.876%	88.052%
Against	1,249,507.388	4.365%	4.476%
Abstain	2,086,249.818	7.287%	7.472%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	24,146,048.468	84.347%	86.485%
Against	1,772,494.894	6.192%	6.349%
Abstain	2,000,777.247	6.989%	7.166%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	24,762,896.905	86.502%	88.694%
Against	1,120,181.103	3.913%	4.013%
Abstain	2,036,242.601	7.113%	7.293%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	24,614,142.709	85.983%	88.162%
Against	1,304,400.653	4.556%	4.672%
Abstain	2,000,777.247	6.989%	7.166%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	24,030,203.668	83.943%	86.070%
Against	1,759,937.817	6.148%	6.304%
Abstain	2,129,179.124	7.437%	7.626%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

22

Special Meeting of Shareholders — Voting Results	(unaudited)

G.	Amendment of the Fund’s investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,844,691.230	83.295%	85.406%
Against	1,945,450.255	6.796%	6.968%
Abstain	2,129,179.124	7.437%	7.626%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

H.	Amendment of the Fund’s fundamental investment policy on illiquid investments and its reclassification from a fundamental policy to a non-fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	23,797,095.824	83.129%	85.235%
Against	1,993,045.661	6.962%	7.139%
Abstain	2,129,179.124	7.437%	7.626%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

I.	Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	24,116,690.158	84.245%	86.380%
Against	1,899,885.980	6.637%	6.805%
Abstain	1,902,744.471	6.646%	6.815%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	24,176,521.011	84.454%	86.594%
Against	1,840,055.127	6.428%	6.591%
Abstain	1,902,744.471	6.646%	6.815%
Broker Non-votes	—	—	—
Total	27,919,320.609	97.528%	100.000%

23

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

24

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

25

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

26

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

27

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Income Fund	Letter from the Chairman

Michael J. Cosgrove
Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — Income Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high–offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Income Fund	Letter from the Chairman (Continued)

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer – GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Income Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

Income Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Income Fund (the “Fund”) and is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted unmanaged index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Income Fund	(unaudited)

Paul M. Colonna

President and Chief Investment Officer

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. As lead portfolio manager for the Income Fund, Mr. Colonna is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative.

Paul M. Colonna is the President and Chief Investment Officer — Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Fund and became President-Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President of GE Asset Management and senior portfolio manager of structured products. He has been a member of the portfolio management team for the Fund since September 2007. Mr. Johnson joined GE Company (GE) in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of structured products in 2007.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q.	How did the Income Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the Income Fund returned 3.08% for Class 1 shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 2.72% and the Fund’s Morningstar peer group of 211 U.S. Insurance Intermediate-Term Bond funds returned an average of 2.83% over the same period.

Q.	What market factors affected Fund performance?

A.	The path of interest rates was a key driver affecting the Fund’s performance over the six-month period ending June 30, 2011. The U.S. Treasury 10-year note yield began the year at roughly 3.3% and traded up above 3.7% early in the period as economic activity trended higher and the recovery looked to be on firmer footing. Turmoil in the Middle East and the tragic disasters in Japan, however, caused a flight to safety in February pushing Treasury yields lower. The flight to safety continued in the second quarter as attention focused on the Greek debt crisis. Coupled with slowing economic activity, the 10-year note traded down to roughly 2.85% in late June before going back up to 3.16% after poor auctions of 2, 5 and 7 year maturities. While Treasury yields moved up and then down, credit spreads tightened earlier in the period then widened later, with more volatility coming in lower quality high yield and emerging market debt. Commercial mortgage-backed security yield spreads also experienced widening in the second quarter as well.

Q.	What were the primary drivers of Fund performance?

A.	The primary drivers of the Fund’s positive relative performance were duration positioning, sector allocation and security selection. The Fund benefited from its

2

(unaudited)

overweight position in commercial mortgage-backed securities (MBS) and allocations to high yield and emerging market debt as each of those sectors outperformed U.S. Treasuries during the period. Security selection within the residential MBS holdings, particularly in interest only and inverse interest only securities, added return in the first quarter as those investments richened in the slow prepayment environment. Although the long duration positioning was a slight drag to performance in the first quarter, the large decline in interest rates in May generated a strong positive impact in the second quarter.

Q.	How was the Fund positioned at the end of the period?

A.

We believe slow economic activity should keep rates low over the near-term, with peripheral Europe still able to cause another flight to safety. A risk to this position may be a complete breakdown of budget deficit reduction talks resulting in no extension of the debt ceiling on August 2nd and a government shutdown. At this time, we do not foresee this as a high probability scenario. We began reducing the exposure to investment grade credit earlier this year and still maintained an underweight position as of June 30, seeing better relative value in other sectors. Within this asset class, the Fund ended the period overweight in the Communications, Insurance and Electric Utilities sectors, and underweight in the Non-Corporate sector. With the recent cheapening in commercial MBS, we began increasing the overweight to this sector emphasizing AAA-rated securities with strong underlying properties.

As we did with investment grade credit, we reduced the exposure to high yield earlier this year to roughly 4% in anticipation of a spread widening. After the spread widening in May and June, we gradually increased our high yield exposure to near 5% at the end of June. We continue to invest in bonds rated B and BB, while generally avoiding lower quality issuers. We still believe there is relative value in emerging market debt. In general, we are cautiously optimistic on spread sectors going forward with room in the Fund to add exposure should valuations cheapen further.

3

Income Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,030.77	4.38
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,020.27	4.36

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Class 1 shares (for the period January 1, 2011—June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended June 30, 2011 was 3.08% for Class 1 shares. Past performance does not guarantee future results.

4

Income Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in debt securities.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months**	One Year	Five Year	Ten Year
Number of Funds in peer group:	211	209	184	150
Peer group average annual total return:	2.83%	5.10%	5.85%	5.25%
Morningstar category in peer group: U.S. Insurance Intermediate-Term Bond

Sector Allocation

as a % of Fair Value(b) of $54,834 (in thousands) on June 30, 2011(a)(b)

Quality Ratings

as of June 30, 2011 (as a % of Fair Value)(a)(b)

Moody’s / S&P*	Percentage of Fair Value
Aaa / AAA	57.38%
Aa / AA	1.00%
A / A	14.95%
Baa / BBB	16.95%
Ba / BB and lower	9.34%
NR/ Others	0.38%
100.00%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 1/3/95)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Income Fund	3.08%	6.66%	4.51%	4.47%	$15,484
Barclays Capital U.S. Aggregate Bond Index	2.72%	3.90%	6.52%	5.75%	$17,481

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(b)	Fair value basis is inclusive of Short-Term Investment in the GE Institutional Money Market Fund.

*	Moody's Investors Services Inc and Standard & Poor's are nationally recognized statistical rating organizations.

**	Total returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Income Fund

Schedule of Investments	June 30, 2011 (unaudited)

Income Fund

		Principal Amount	Fair Value
Bonds and Notes — 91.5%†

U.S. Treasuries — 16.4%

U.S. Treasury Bonds
4.75%	02/15/41	$2,927,100	$3,111,417	(f)
U.S. Treasury Notes
0.63%	12/31/12 - 04/30/13	561,100	563,139	(c)
1.75%	05/31/16	257,000	257,401
2.00%	04/30/16	3,213,300	3,262,014
3.13%	05/15/21	1,391,800	1,387,889	(f)
			8,581,860

Agency Mortgage Backed — 30.8%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/41	621,506	643,244	(f)
5.00%	07/01/35 - 08/01/40	927,119	987,553	(f)
5.50%	05/01/20 - 01/01/38	266,831	292,072	(f)
6.00%	04/01/17 - 11/01/37	601,478	667,133	(f)
6.50%	02/01/29	292	331	(f)
7.00%	10/01/16 - 08/01/36	79,425	91,759	(f)
7.50%	09/01/12 - 09/01/33	15,564	18,099	(f)
8.00%	11/01/30	15,939	18,986	(f)
8.25%	06/01/26	60,000	80,155	(f,h)
8.50%	04/01/30 - 05/01/30	20,249	24,360	(f)
5.50%	TBA	180,000	194,428	(b)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 06/01/19	117,445	124,278	(f)
4.50%	05/01/18 - 10/01/40	1,690,350	1,763,337	(f)
5.00%	03/01/34 - 11/01/40	1,411,494	1,504,465	(f)
5.32%	03/01/37	2,691	2,712	(g)
5.50%	12/01/13 - 01/01/39	1,783,427	1,940,124	(f)
5.53%	04/01/37	1,169	1,242	(g)
6.00%	06/01/14 - 05/01/38	1,793,564	1,987,768	(f)
6.50%	07/01/17 - 08/01/34	162,424	182,930	(f)
7.00%	03/01/15 - 02/01/34	61,573	69,765	(f)
7.50%	08/01/13 - 03/01/34	90,514	105,563	(f)
8.00%	12/01/12 - 11/01/33	65,147	76,357	(f)
8.50%	05/01/31	3,900	4,614	(f)
9.00%	04/01/16 - 12/01/22	7,927	8,763	(f)
4.50%	TBA	1,684,000	1,742,150	(b)
5.00%	TBA	547,000	586,828	(b)
Government National Mortgage Assoc.
2.13%	12/20/24	2,598	2,679	(f,g)
2.38%	02/20/23 - 02/20/26	9,083	9,400	(f,g)
4.50%	08/15/33 - 03/20/41	853,182	901,471	(f)
6.00%	04/15/27 - 09/15/36	283,356	317,626	(f)
6.50%	04/15/19 - 08/15/36	232,503	265,810	(f)
7.00%	03/15/12 - 10/15/36	141,466	164,599	(f)
7.50%	11/15/31 - 10/15/33	4,774	5,636	(f)
8.00%	12/15/29	2,598	2,757	(f)
8.50%	10/15/17	9,433	10,697	(f)
9.00%	11/15/16 - 12/15/21	26,359	29,967	(f)

		Principal Amount	Fair Value

4.50%	TBA	$1,190,000	$1,255,821	(b)
			16,085,479

Agency Collateralized Mortgage Obligations — 3.5%

Fannie Mae Whole Loan
0.98%	08/25/43	286,493	7,813	(e,f,l)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,085,466	9,692	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC
5.00%	05/15/38	80,966	86,275
5.50%	04/15/17	18,735	377	(e,f,l)
6.41%	08/15/25	221,849	40,509	(e,g,l)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	16,546	733	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	7,279	1,435	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	159,890	33,481	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	118,333	9,364	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	17,830	1,185	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	4,370	35	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	7,402	146	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	74,240	6,060	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	60,262	3,370	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	10,696	262	(e,f,l)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
0.00%	09/15/34	1,055	932	(c,d)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	3,600	715	(e,f,l)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	70,864	14,584	(e,f,l)
Federal Home Loan Mortgage STRIPS
5.06%	08/01/27	947	775	(c,d,f)
Federal National Mortgage Assoc. (Class 1IO2)
1.08%	11/25/33	125,760	5,109	(e,g,l)

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Income Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	$80,862	$85,663
5.00%	09/25/40	274,386	46,351	(e,l)
5.81%	07/25/38	121,379	15,773	(e,l)
Federal National Mortgage Assoc. REMIC (Class 109J)
7.00%	09/25/20	494	541	(f)
Federal National Mortgage Assoc. REMIC (Class B)
3.36%	12/25/22	224	201	(c,d,f)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	167,401	184,125	(f)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	77,725	79,088
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
8.00%	05/25/22	5	111	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	38,156	1,926	(e,f,l)
7.31%	05/25/18	308,859	38,661	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	36,539	2,869	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	109,228	11,496	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.22%	12/25/42	64,711	2,051	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	10,318	336	(e,f,l)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.20%	03/25/31	148,990	174,267	(f)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	65,183	68,523
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	51,750	9,049	(e,f,l)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	111,592	16,336	(e,f,l)
5.00%	03/25/38	85,639	16,258	(e,f,l)
5.50%	12/01/33	43,266	9,219	(e,f,l)
7.50%	11/01/23	22,088	3,821	(e,f,l)
8.00%	08/01/23 - 07/01/24	7,511	1,715	(e,f,l)
8.50%	07/25/22	337	64	(e,f,l)
9.00%	05/25/22	226	42	(e,f,l)
Federal National Mortgage Assoc. STRIPS (Series 354) (Class 1)
3.82%	12/01/34	161,831	139,574	(c,d,f)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	142,276	21,676	(e,f,l)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	$82,709	$15,942	(e,f,l)
Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	1,154,312	202,487	(e,l)
4.50%	11/20/39	107,859	105,164
5.00%	12/20/35	129,133	18,473	(e,l)
5.00%	10/20/37 - 09/20/38	372,764	69,775	(e,f,l)
5.96%	02/20/38	314,743	51,584	(e,g,l)
6.31%	01/16/39	382,681	64,834	(e,g,l)
6.41%	08/20/40	513,002	97,737	(e,g,l)
Government National Mortgage Assoc. (Class IC)
6.06%	04/16/37	147,399	28,652	(e,f,l)
Vendee Mortgage Trust
0.38%	04/15/40	452,572	9,776	(e,g,l)
0.58%	09/15/46	794,289	29,067	(e,g,l)
Vendee Mortgage Trust (Class IO)
0.85%	05/15/33	174,418	5,198	(e,f,g,l)
			1,851,277

Asset Backed — 1.8%

Bear Stearns Asset Backed Securities Trust (Class 2A2)
5.00%	02/25/36	379,344	361,677	(c,f)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IB)
5.75%	11/25/34	18,437	10,893	(k)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IIA2)
2.32%	02/25/33	18,289	17,029	(c,k)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	60,000	51,740
Countrywide Asset-Backed Certificates
1.05%	05/25/33	8,460	6,818	(f)
Mid-State Trust (Class A3)
7.54%	07/01/35	1,772	1,792	(k)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	50,000	42,342
Residential Asset Mortgage Products Inc. (Class A2)
6.62%	06/25/32	19,766	16,186	(c,k)
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
24.68%	07/25/32	3,750	2,222	(c,k)
Saxon Asset Securities Trust
5.23%	08/25/35	440,794	413,567	(f)
			924,266

Corporate Notes — 29.6%

ABN Amro Bank N.V.
3.00%	01/31/14	200,000	204,308	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Income Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

AES El Salvador Trust
6.75%	02/01/16	$100,000	$101,500	(a)
AES Panama S.A.
6.35%	12/21/16	40,000	43,000	(a)
Agilent Technologies Inc.
5.50%	09/14/15	34,000	37,649
Allergan Inc.
3.38%	09/15/20	125,000	119,892
Alliance One International Inc.
10.00%	07/15/16	95,000	91,675
Alpha Natural Resources Inc.
6.00%	06/01/19	21,000	20,947
Ameren Illinois Co.
9.75%	11/15/18	98,000	128,777
American International Group Inc.
5.85%	01/16/18	93,000	97,313
Amgen Inc.
2.30%	06/15/16	42,000	41,637
4.10%	06/15/21	59,000	58,534
5.65%	06/15/42	42,000	42,068
Amsted Industries Inc.
8.13%	03/15/18	74,000	77,700	(a)
Anadarko Petroleum Corp.
6.20%	03/15/40	129,000	130,741
6.95%	06/15/19	105,000	122,641
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	96,000	101,565
5.38%	11/15/14	89,000	99,389
AON Corp.
3.13%	05/27/16	72,000	71,765
Applied Materials Inc.
2.65%	06/15/16	30,000	30,114
4.30%	06/15/21	60,000	60,200
5.85%	06/15/41	60,000	60,857
ArcelorMittal
3.75%	03/01/16	43,000	43,481
5.50%	03/01/21	151,000	151,236
Arch Coal Inc.
7.00%	06/15/19	52,000	51,870	(a)
Archer-Daniels-Midland Co.
5.77%	03/01/41	174,000	183,625
Arizona Public Service Co.
6.25%	08/01/16	165,000	188,648	(f)
AT&T Inc.
2.95%	05/15/16	90,000	91,151
4.45%	05/15/21	90,000	91,590
6.40%	05/15/38	146,000	156,609	(f)
6.70%	11/15/13	108,000	121,110	(f)
Banco de Credito del Peru
4.75%	03/16/16	32,000	31,680	(a)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	14,000	13,965	(g)
BanColombia S.A.
5.95%	06/03/21	100,000	101,500	(a)
6.13%	07/26/20	10,000	10,137
Bank of America Corp.
5.42%	03/15/17	300,000	306,047
5.63%	07/01/20	215,000	221,990

		Principal Amount	Fair Value

6.50%	08/01/16	$105,000	$117,102
Boise Paper Holdings LLC
8.00%	04/01/20	55,000	57,750
Bombardier Inc.
7.75%	03/15/20	52,000	58,500	(a,f)
BP Capital Markets PLC
3.13%	10/01/15	32,000	32,854
4.50%	10/01/20	32,000	32,633
Calpine Corp.
7.25%	10/15/17	25,000	25,375	(a)
Camden Property Trust (REIT)
4.88%	06/15/23	42,000	40,984
Capex S.A.
10.00%	03/10/18	11,000	10,807	(a)
Cargill Inc.
5.20%	01/22/13	162,000	172,242	(a,f)
6.00%	11/27/17	63,000	72,604	(a)
Caterpillar Inc.
3.90%	05/27/21	90,000	90,012
CCO Holdings LLC
7.88%	04/30/18	32,000	33,720
8.13%	04/30/20	40,000	43,200
Central American Bank for Economic Integration
5.38%	09/24/14	70,000	75,853	(a)
CenturyLink Inc.
5.15%	06/15/17	60,000	60,099
6.45%	06/15/21	60,000	59,314
CenturyLink Inc. (Series G)
6.88%	01/15/28	43,000	40,597
CFG Investment SAC
9.25%	12/19/13	100,000	102,500	(f)
Chesapeake Midstream Partners LP
5.88%	04/15/21	74,000	73,075	(a)
Chrysler Group LLC
8.00%	06/15/19	200,000	196,500	(a)
Chubb Corp.
6.38%	03/29/67	21,000	21,735	(g)
Cincinnati Bell Inc.
8.25%	10/15/17	122,000	122,610	(f)
Cinemark USA Inc.
7.38%	06/15/21	31,000	30,845	(a)
Citigroup Inc.
5.00%	09/15/14	171,000	179,201
5.13%	05/05/14	66,000	70,741	(f)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	74,000	88,520
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	45,000	51,620
Corp Nacional del Cobre de Chile
3.75%	11/04/20	100,000	95,007	(a)
5.63%	09/21/35	14,000	14,196	(a)
COX Communications Inc.
6.25%	06/01/18	83,000	95,063	(a)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	100,000	101,000

See Notes to Schedule of Investments and Notes to Financial Statements.

8

Income Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Crown Castle Towers LLC
4.88%	08/15/40	$100,000	$100,552	(a)
6.11%	01/15/40	66,000	72,014	(a)
CVS Caremark Corp.
3.25%	05/18/15	35,000	36,325
5.75%	06/01/17	38,000	42,681
Danaher Corp.
2.30%	06/23/16	60,000	59,952
3.90%	06/23/21	12,000	11,953
Denbury Resources Inc.
6.38%	08/15/21	45,000	45,000
8.25%	02/15/20	66,000	71,940
DirecTV Holdings LLC
3.55%	03/15/15	62,000	64,778
4.75%	10/01/14	70,000	76,624
Drummond Company Inc.
9.00%	10/15/14	67,000	70,517	(a)
Duke Realty LP (REIT)
6.50%	01/15/18	31,000	34,475
European Investment Bank
4.88%	01/17/17	200,000	226,629	(f)
Exelon Corp.
4.90%	06/15/15	70,000	75,267
Finansbank AS
5.50%	05/11/16	200,000	191,500	(a)
First Horizon National Corp.
5.38%	12/15/15	94,000	100,008
FPL Group Capital Inc.
2.60%	09/01/15	131,000	130,399
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	10,000	9,800	(a)
Frontier Communications Corp.
7.13%	03/15/19	53,000	54,325
Georgia-Pacific LLC
5.40%	11/01/20	35,000	35,670	(a)
Goldman Sachs Capital I
6.35%	02/15/34	64,000	60,522
Great Plains Energy Inc.
4.85%	06/01/21	60,000	60,192
Hanesbrands Inc.
6.38%	12/15/20	67,000	64,990
HCA Inc.
9.25%	11/15/16	74,000	78,533	(f)
HCP Inc. (REIT)
6.00%	01/30/17	53,000	58,361
Hewlett-Packard Co.
4.30%	06/01/21	120,000	121,173
HSBC Finance Corp.
6.68%	01/15/21	332,000	340,636	(a)
Huntington BancShares Inc.
7.00%	12/15/20	44,000	49,610
ING Bank N.V.
4.00%	03/15/16	200,000	202,408	(a)
Ingles Markets Inc.
8.88%	05/15/17	140,000	149,800
Intergas Finance BV
6.38%	05/14/17	100,000	107,125	(a,f)
Inversiones CMPC S.A.
4.75%	01/19/18	11,000	10,989	(a)

		Principal Amount	Fair Value

JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	$33,000	$32,641	(f)
JPMorgan Chase & Co.
3.15%	07/05/16	60,000	60,367
5.13%	09/15/14	20,000	21,613	(f)
KeyCorp.
5.10%	03/24/21	61,000	62,128
Korea Development Bank
3.25%	03/09/16	100,000	99,709
Kraft Foods Inc.
4.13%	02/09/16	64,000	68,435
5.38%	02/10/20	215,000	235,038	(f)
6.50%	02/09/40	63,000	69,979
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	44,000	46,887	(f)
4.50%	07/16/18	85,000	94,108	(f)
Majapahit Holding BV
7.25%	10/17/11	100,000	101,500	(a,f)
Merrill Lynch & Company Inc.
6.88%	04/25/18	110,000	121,706	(f)
MetroPCS Wireless Inc.
6.63%	11/15/20	38,000	37,620
Midamerican Energy Holdings Co.
6.13%	04/01/36	115,000	123,842	(f)
Mylan Inc.
7.88%	07/15/20	64,000	70,240	(a,f)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	109,625
National Agricultural Cooperative Federation
4.25%	01/28/16	100,000	102,426	(a)
National Power Corp.
4.51%	08/23/11	121,000	121,083	(g)
Nationwide Mutual Insurance Co.
7.88%	04/01/33	27,000	28,955	(a)
9.38%	08/15/39	12,000	14,888	(a)
News America Inc.
4.50%	02/15/21	106,000	104,612	(a)
6.65%	11/15/37	96,000	102,883
Nisource Finance Corp.
6.13%	03/01/22	62,000	68,305
Noble Holding International Ltd.
3.05%	03/01/16	92,000	92,805
NRG Energy Inc.
7.63%	05/15/19	80,000	79,600	(a)
Oglethorpe Power Corp.
5.38%	11/01/40	64,000	61,763
ONEOK Partners LP
6.13%	02/01/41	64,000	65,196
Pacific Gas & Electric Co.
5.80%	03/01/37	53,000	54,437
6.05%	03/01/34	34,000	35,952
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	112,750	(a)
PacifiCorp
6.25%	10/15/37	2,000	2,262
PAETEC Holding Corp.
8.88%	06/30/17	46,000	48,300

See Notes to Schedule of Investments and Notes to Financial Statements.

9

Income Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	$32,000	$33,621
Petrobras International Finance Co.
3.88%	01/27/16	56,000	57,026
Petroleos de Venezuela S.A.
0.00%	07/10/11	10,000	9,995	(c)
Petroleos Mexicanos
6.00%	03/05/20	30,000	32,925
8.00%	05/03/19	10,000	12,330
Philip Morris International Inc.
2.50%	05/16/16	120,000	120,179
Pioneer Natural Resources Co.
7.50%	01/15/20	58,000	65,355
Plains All American Pipeline LP
5.00%	02/01/21	63,000	64,061
Plains All American Pipeline LP Corp.
3.95%	09/15/15	68,000	71,326
Protective Life Corp.
8.45%	10/15/39	108,000	119,011
Prudential Financial Inc.
3.00%	05/12/16	60,000	59,471
5.38%	06/21/20	28,000	29,498
5.40%	06/13/35	40,000	36,643
5.63%	05/12/41	60,000	55,490
QVC Inc.
7.50%	10/01/19	78,000	82,680	(a)
RailAmerica Inc.
9.25%	07/01/17	76,000	83,410
Reinsurance Group of America Inc.
5.00%	06/01/21	90,000	89,040
Republic Services Inc.
5.25%	11/15/21	64,000	67,621
5.70%	05/15/41	38,000	37,096
Reynolds Group Issuer Inc.
8.50%	10/15/16	167,000	174,097	(a)
Roche Holdings Inc.
6.00%	03/01/19	76,000	87,564	(a)
Societe Generale
5.20%	04/15/21	100,000	98,206	(a)
Southern Copper Corp.
5.38%	04/16/20	86,000	88,090
6.75%	04/16/40	77,000	74,906
Teck Resources Ltd.
3.15%	01/15/17	30,000	30,019
4.75%	01/15/22	59,000	59,154
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	132,000	135,829
Texas Instruments Inc.
2.38%	05/16/16	150,000	150,046
Textron Inc.
6.20%	03/15/15	82,000	90,984
The AES Corp.
8.00%	10/15/17	66,000	69,960
The Goldman Sachs Group Inc.
3.63%	02/07/16	111,000	112,205
3.70%	08/01/15	55,000	56,005
5.38%	03/15/20	30,000	30,979
6.00%	06/15/20	75,000	80,699
6.15%	04/01/18	167,000	181,753

		Principal Amount	Fair Value

6.75%	10/01/37	62,000	61,999
The Potomac Edison Co.
5.35%	11/15/14	95,000	104,343	(f)
The Williams companies Inc.
7.50%	01/15/31	12,000	13,724
Time Warner Cable Inc.
5.00%	02/01/20	40,000	41,558
6.75%	07/01/18	119,000	138,003
7.50%	04/01/14	31,000	35,714
Time Warner Inc.
3.15%	07/15/15	121,000	125,135
5.88%	11/15/16	83,000	94,873
6.20%	03/15/40	68,000	69,664
TNK-BP Finance S.A.
7.25%	02/02/20	15,000	16,575	(a)
Transocean Inc.
6.00%	03/15/18	20,000	22,144
6.80%	03/15/38	13,000	13,958
UBS AG
5.88%	07/15/16	100,000	109,691
UnitedHealth Group Inc.
5.80%	03/15/36	48,000	48,443
Verizon Communications Inc.
5.50%	02/15/18	56,000	62,282
6.40%	02/15/38	70,000	75,865
Visteon Corp.
6.75%	04/15/19	53,000	51,145	(a)
Weatherford International Ltd.
5.13%	09/15/20	60,000	61,261
Williams Partners LP
4.13%	11/15/20	30,000	28,797
Willis Group Holdings PLC
4.13%	03/15/16	61,000	62,192
Windstream Corp.
7.75%	10/01/21	53,000	55,385
7.88%	11/01/17	91,000	96,574	(f)
Woodside Finance Ltd.
4.50%	11/10/14	165,000	176,782	(a,f)
Wynn Las Vegas LLC
7.88%	05/01/20	50,000	54,500
XL Group PLC (Series E)
6.50%	12/29/49	75,000	68,813	(g)
Xstrata Finance Canada Ltd.
5.80%	11/15/16	92,873	104,008	(a,f)
			15,480,275

Non-Agency Collateralized Mortgage Obligations — 6.8%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	60,000	59,625
5.73%	07/10/46	50,000	41,915
5.93%	02/10/51	270,000	293,390
6.39%	02/10/51	60,000	66,842	(g)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	60,000	65,650
Banc of America Merrill Lynch Commercial Mortgage Inc.
6.00%	02/10/51	60,000	58,731	(g)

See Notes to Schedule of Investments and Notes to Financial Statements.

10

Income Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Banc of America Mortgage Securities Inc. (Class B1)
4.78%	01/25/36	$36,467	$1,675	(k)
Bear Stearns Commercial Mortgage Securities
5.94%	09/11/38	60,000	62,435	(g)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.91%	06/11/40	60,000	47,296
Bear Stearns Commercial Mortgage Securities (Class AM)
5.71%	04/12/38	60,000	62,960
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
6.18%	09/11/42	20,000	14,377	(k)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	60,000	52,797
Commercial Mortgage Pass Through Certificates (Class AM)
5.97%	06/10/46	30,000	30,874
Countrywide Commercial Mortgage Trust (Class AJ)
6.10%	06/12/46	70,000	64,618	(g)
Credit Suisse First Boston Mortgage Securities Corp.
5.23%	12/15/40	60,000	57,062	(g)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	71,892	4,002	(k)
Credit Suisse Mortgage Capital Certificates
5.47%	09/15/39	60,000	64,707
Credit Suisse Mortgage Capital Certificates (Class C)
5.78%	02/15/39	150,000	126,355	(f)
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.62%	02/25/36	37,532	1,919	(k)
DBUBS Mortgage Trust
5.73%	11/10/46	50,000	38,110	(a)
Extended Stay America Trust
5.50%	11/05/27	200,000	199,664	(a)
Greenwich Capital Commercial Funding Corp.
5.48%	03/10/39	25,000	24,213
GS Mortgage Securities Corp.
5.99%	08/10/45	60,000	64,416	(g)
GS Mortgage Securities Corp. II
5.73%	03/10/44	100,000	91,440	(a,g)
Indymac INDA Mortgage Loan Trust (Class B1)
4.59%	01/25/36	54,172	949	(k)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.34%	08/12/37	150,000	163,304	(f,g)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.44%	06/12/47	160,000	171,002	(f)
5.79%	02/12/51	90,000	97,698	(f)

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	$90,000	$91,323
6.10%	02/12/51	60,000	58,955	(f)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.70%	04/15/43	40,000	34,251
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.40%	02/12/51	40,000	20,537	(k)
LB-UBS Commercial Mortgage Trust
6.31%	04/15/41	40,000	39,934	(g)
LB-UBS Commercial Mortgage Trust (Class A2)
6.31%	04/15/41	160,000	178,182	(g)
LB-UBS Commercial Mortgage Trust (Class A4)
5.16%	02/15/31	70,000	75,738	(f)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.31%	04/15/41	30,000	25,396	(f,g)
LB-UBS Commercial Mortgage Trust (Class AM)
6.37%	09/15/45	30,000	29,486	(g)
LB-UBS Commercial Mortgage Trust (Series 2006) (Class AJ)
5.28%	02/15/41	60,000	56,014	(g)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	75,492	8,635	(e,k,l)
Merrill Lynch Mortgage Trust (Class AJ)
5.86%	05/12/39	250,000	230,967	(g)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.86%	05/12/39	70,000	54,125	(f)
Morgan Stanley Capital I
5.48%	02/12/44	95,000	90,864	(g)
5.90%	10/15/42	76,000	66,233	(f)
Morgan Stanley Capital I (Class A4)
5.81%	12/12/49	100,000	109,730
5.99%	08/12/41	30,000	33,571	(g)
Morgan Stanley Capital I (Class AM)
6.46%	01/11/43	70,000	72,917	(f)
Morgan Stanley Capital I (Class B)
5.90%	10/15/42	50,000	46,165	(f)
Puma Finance Ltd. (Class A)
5.25%	10/11/34	36,368	36,360	(c,f)
Residential Funding Mortgage Securities I (Class M1)
5.75%	01/25/36	65,934	1	(k)
Vornado DP LLC
6.36%	09/13/28	30,000	28,238	(a)
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	90,000	84,951	(f,g)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	70,000	71,962	(f,g)

See Notes to Schedule of Investments and Notes to Financial Statements.

11

Income Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36	$113,066	$520	(k)
			3,573,081
Sovereign Bonds — 1.8%

Government of Argentina
1.00%	08/03/12	54,700	13,412	(c,g)
2.50%	12/31/38	13,737	5,976	(h)
7.00%	10/03/15	8,678	8,565
8.28%	12/31/33	14,297	12,618
Government of Belize
6.00%	02/20/29	38,100	24,765	(h)
Government of Brazil
6.00%	02/20/29	11,100	7,215	(a,h)
8.25%	01/20/34	13,000	17,875
Government of Colombia
6.13%	01/18/41	100,000	108,750
Government of Costa Rica
10.00%	08/01/20	12,000	16,500	(a)
Government of El Salvador
7.65%	06/15/35	20,000	20,700	(a)
Government of Grenada
2.50%	09/15/25	25,900	16,058	(a,f,h)
Government of Hungary
6.25%	01/29/20	60,000	63,360
6.38%	03/29/21	21,000	22,155
7.63%	03/29/41	32,000	34,520
Government of Lebanon
4.00%	12/31/17	4,550	4,395
Government of Panama
6.70%	01/26/36	56,000	66,080
Government of Peruvian
6.55%	03/14/37	41,000	45,735
Government of Poland
5.13%	04/21/21	11,000	11,371
6.38%	07/15/19	7,000	7,997
Government of Turkey
5.63%	03/30/21	100,000	104,500	(f)
Government of Uruguay
6.88%	09/28/25	20,114	24,439
Government of Venezuela
10.75%	09/19/13	14,000	13,930
Government of Vietnam
1.27%	03/12/16	5,217	4,600	(g)
Korea National Oil Corp.
2.88%	11/09/15	100,000	97,828	(a)
Lebanese Republic
5.15%	11/12/18	11,000	10,615
Republic of Dominican
9.50%	09/27/11	12,515	12,734
Republic of Lebanese
6.10%	10/04/22	11,000	10,670
Russian Foreign Bond – Eurobond
5.00%	04/29/20	100,000	103,375	(a)
United Mexican States
5.13%	01/15/20	20,000	21,600
6.05%	01/11/40	18,000	19,152
			931,490

		Principal Amount	Fair Value

Municipal Bonds and Notes — 0.8%

Municipal Electric Authority of Georgia
6.64%	04/01/57	$174,000	$166,807	(f)
New Jersey State Turnpike Authority
7.10%	01/01/41	30,000	34,883
7.41%	01/01/40	110,000	132,774
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	15,621
South Carolina State Public Service Authority
6.45%	01/01/50	30,000	33,165
State of California
5.70%	11/01/21	40,000	42,094
			425,344

FNMA — 0.0%*

Lehman TBA
5.50%**	TBA	83,122	—	(b,j,k)

Total Bonds and Notes (Cost $46,874,938)			47,853,072
Other Investments — 0.4%
GEI Investment Fund (Cost $235,363)			237,717	(i)

Total Investments in Securities (Cost $47,110,301)			48,090,789
Short-Term Investments — 12.9%

GE Institutional Money Market Fund Investment Class 0.11% (Cost $6,743,275)			6,743,275	(c,i)

Total Investments (Cost $53,853,576)			54,834,064

Liabilities in Excess of Other Assets, net — (4.8)%			(2,524,686)

NET ASSETS — 100.0%			$52,309,378

See Notes to Schedule of Investments and Notes to Financial Statements.

12

Income Fund

Schedule of Investments	June 30, 2011 (unaudited)

Other Information

The Fund had the following long futures contracts open at June 30,2011 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
2 Yr. U.S. Treasury Notes Futures	September 2011	26	$5,702,938	$12,457
5 Yr. U.S. Treasury Notes Futures	September 2011	19	2,264,711	16,627

				$29,084

The Fund had the following short futures contracts open at June 30, 2011 (unaudited):

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Ultra Long U.S. Treasury Bond Futures	September 2011	2	$(252,500)	$4,495
10 Yr. U.S. Treasury Notes Futures	September 2011	8	(978,625)	9,244

				$13,739

				$42,823

See Notes to Schedule of Investments and Notes to Financial Statements.

13

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund’s may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, these securities amounted to $4,697,992 or 8.98% of the net assets of the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors.

(b)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c)	Coupon amount represents effective yield.

(d)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(e)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(f)	At June 30, 2011 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011.

(h)	Step coupon bond. Security becomes interest bearing at a future date.

(i)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.
(j)	Securities in default

(k)	Illiquid securities. At June 30, 2011, these securities amounted to $100,737 or 0.19% of net assets for the GE Investments Income Fund. These securities have been determined to be illiquid using procedures established by the Fund’s Board of Directors.

(l)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*	Less than 0.05%.

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of June 30, 2011.

Abbreviations:

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To Be Announced

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	6/30/11†		12/31/10		12/31/09		12/31/08		12/31/07	12/31/06
Inception date	—		—		—		—		—	1/3/95
Net asset value, beginning of period	$11.05		$10.62		$10.26		$11.50		$11.80	$11.84
Income/(loss) from investment operations:
Net investment income (loss)	0.24		0.34	**	0.37		0.56		0.81	0.56
Net realized and unrealized gains/(losses) on investments	0.10		0.46		0.45		(1.16)		(0.25)	(0.04)
Total income/(loss) from investment operations	0.34		0.80		0.82		(0.60)		0.56	0.52
Less distributions from:
Net investment income	—		0.37		0.46		0.64		0.82	0.56
Return of capital	—		—		—		0.00	(b)	0.04	—
Net realized gains	—		—		—		—		—	—
Total distributions	—		0.37		0.46		0.64		0.86	0.56
Net asset value, end of period	$11.39		$11.05		$10.62		$10.26		$11.50	$11.80
TOTAL RETURN (a)	3.08%		7.56%		7.88%		(5.21)%		4.83%	4.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$52,309		$54,884		$59,532		$68,731		$93,480	$126,732
Ratios to average net assets:
Net investment income	4.25%	*	3.07%		4.01%		4.63%		5.07%	5.07%
Net expenses	0.87%	(c)*	0.83%	(c)	0.84%	(c)	0.63%	(c)	0.61%	0.61%
Gross expenses	0.88%	*	1.00%		0.84%		0.65%		0.61%	0.61%
Portfolio turnover rate	171%		320%		251%		385%		448%	270%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Less than $0.01 per share.
(c)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund and/or GE Institutional Money Market Fund.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Unaudited

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $46,874,938)	$47,853,072
Investments in affiliated securities, at Fair Value (cost $235,363)	237,717
Short-Term affiliated investments (at amortized cost)	6,743,275
Receivable for investments sold	2,377,668
Income receivables	410,430
Receivable for fund shares sold	2,895
Variation margin receivable	6,384
Receivable from GEAM	85,542
Total Assets	57,716,983

LIABILITIES
Payable for investments purchased	5,261,821
Payable for fund shares redeemed	14,185
Payable to GEAM	20,714
Accrued other expenses	110,782
Variation margin payable	103
Total Liabilities	5,407,605
NET ASSETS	$52,309,378

NET ASSETS CONSIST OF:
Capital paid in	60,652,124
Undistributed (distribution in excess of) net investment income	1,109,383
Accumulated net realized (loss)	(10,475,440)
Net unrealized appreciation/(depreciation) on:
Investments	980,488
Futures	42,823
NET ASSETS	$52,309,378

Class 1

NET ASSETS	52,309,378
Shares outstanding ($.001 par value; unlimited shares authorized)	4,592,488
Net asset value per share	$11.39

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income
Interest	$1,360,921
Interest from affiliated investments	2,891
Less: Foreign taxes withheld	(1,367)
Total Income	1,362,445

Expenses
Advisory and administration fees	133,607
Distribution fees
Class 4*	16
Transfer agent fees	10,136
Director’s fees	905
Custody and accounting expenses	65,703
Professional fees	10,317
Other expenses	13,394
Total expenses before waiver and reimbursement	234,078
Less: Expenses waived or borne by the adviser	(3,397)
Net expenses	230,681
Net investment income	1,131,764

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	1,007,268
Futures	(304,123)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(161,435)
Futures	(68,794)
Net realized and unrealized gain on investments	472,916
Net increase in net assets resulting from operations	$1,604,680

*	Share Class 4 was closed as of April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

17

Statement of Changes in Net Assets
	Six months ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$1,131,764	$1,783,590
Net realized gain on investments, futures and foreign currency transactions	703,145	1,114,421
Net increase (decrease) in unrealized appreciation / (depreciation) on investments and futures	(230,229)	1,329,698
Net increase from operations	1,604,680	4,227,709
Distributions to shareholders from:
Net investment income
Class 1	—	(1,793,522)
Class 4**	—	(308)
Total distributions	—	(1,793,830)
Increase in net assets from operations and distributions	1,604,680	2,433,879
Share transactions:
Proceeds from sale of shares
Class 1	815,833	2,086,200
Class 4**	—	111
Value of distributions reinvested
Class 1	—	1,793,522
Class 4**	—	308
Cost of shares redeemed
Class 1	(4,994,943)	(10,961,631)
Class 4**	(11,075)	(100)
Net (decrease) from share transactions	(4,190,185)	(7,081,590)
Total increase (decrease) in net assets	(2,585,505)	(4,647,711)

NET ASSETS
Beginning of period	54,894,883	59,542,594
End of period	$52,309,378	$54,894,883
Undistributed (distribution in excess of) net investment income, end of period	$1,109,383	$(22,381)

CHANGES IN FUND SHARES

Class 1
Shares sold	72,622	181,456
Issued for distributions reinvested	—	162,604
Shares redeemed	(444,812)	(983,632)
Net (decrease) in fund shares	(372,190)	(639,572)

Class 4**
Shares sold	—	9
Issued for distributions reinvested	—	28
Shares redeemed	(980)	(9)
Net increase (decrease) in fund shares	(980)	28

*	Unaudited
**	Share Class 4 was closed as of April 30, 2011.

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	June 30, 2011 (unaudited)

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund (the “Fund”), Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) as an investment option for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008 and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Effective April 30, 2011, Class 4 shares were closed and are no longer offered.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Repurchase Agreements  The Fund engages in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets

19

Notes to Financial Statements	June 30, 2011 (unaudited)

and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in interest rate, financial and bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses  Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

20

Notes to Financial Statements	June 30, 2011 (unaudited)

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses the net asset value per unit for the collective fund. The Fund classifies the investment security in level 2.

Any short-term securities of sufficient credit quality held by the Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that

21

Notes to Financial Statements	June 30, 2011 (unaudited)

are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following tables present the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$—	$8,581,860	$—	$8,581,860
Federal Agencies	—	80,155	—	80,155
Agency Mortgage Backed	—	16,005,324	—	16,005,324
Agency CMOs	—	1,837,268	14,009	1,851,277
Asset Backed	—	913,373	10,893	924,266
Corporate Notes	—	15,480,275	—	15,480,275
Non-Agency CMOs	—	3,573,081	—	3,573,081
Sovereign Bonds	—	931,490	—	931,490
Municipal Notes and Bonds	—	425,344	—	425,344
Other Investments	—	237,717	—	237,717
Short-Term Investments	6,743,275	—	—	6,743,275
Total Investments in Securities	$6,743,275	$48,065,887	$24,902	$54,834,064
Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$42,823	$—	$—	$42,823

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

22

Notes to Financial Statements	June 30, 2011 (unaudited)

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended June 30, 2011, within Income Fund:

	Agency CMOs	Asset Backed	Non-Agency CMOs	Total
Balance at 12/31/10	$190,530	$11,686	$124	$202,340
Accrued discounts/premiums	(5,659)	—	—	(5,659)
Realized gain (loss)	8,130	44	(38,479)	(30,305)
Change in unrealized gain (loss)	(8,364)	1,117	38,396	31,149
Purchases	3,182	—	—	3,182
Sales	(36,634)	(1,954)	(41)	(38,629)
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(137,176)	—	—	(137,176)
Balance at 06/30/11	$14,009	$10,893	$—	$24,902
Change in unrealized appreciation relating to securities still held at 06/30/11	$1,587	$1,117	$—	$2,704

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011.

	Asset Derivatives June 30, 2011			Liability Derivatives June 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	42,823	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income ($)
Interest Rate Contracts	Realized gain/(loss) on Futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	80,515,568/(70,048,348)	(304,123)	(68,794)

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and

Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the

23

Notes to Financial Statements	June 30, 2011 (unaudited)

Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2011.

6.	Fees and Compensation Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM has a contractual agreement with the Fund to waive the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended June 30, 2011 were as follows:

U.S. Government Securities
Purchases	Sales
$75,446,879	$74,599,266

Other Securities
Purchases	Sales
$11,936,071	$19,223,013

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

24

Notes to Financial Statements	June 30, 2011 (unaudited)

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of investment for tax purposes	Gross Tax		Net tax appreciation / (depreciation)
	Appreciation	Depreciation
$54,115,310	$1,494,412	$(775,658)	$718,754

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$1,044,853	12/31/2014
1,335,730	12/31/2015
972,866	12/31/2016
7,409,447	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post -enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $1,333,223 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2010 as follows:

Capital	Currency
$61,918	$—

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains
2010	$1,793,830	$—
2009	2,473,213	—

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$(14,730)	$25,809	$(11,079)

9.	Significant Transaction

Effective April 30, 2011 the Fund closed class 4 shares. A full redemption was made by investors in the share class at the closing net asset value.

25

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the Income Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	4,420,778.546	90.254%	94.373%
Abstain	263,588.886	5.381%	5.627%
Total	4,684,367.432	95.635%	100.000%

	Mr. Matthew J. Simpson
Affirmative	4,446,133.649	90.771%	94.914%
Abstain	238,233.783	4.864%	5.086%
Total	4,684,367.432	95.635%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,268,489.218	87.145%	91.122%
Against	234,334.370	4.784%	5.002%
Abstain	181,543.844	3.706%	3.876%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

26

Special Meeting of Shareholders — Voting Results	(unaudited)

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,270,023.489	87.176%	91.155%
Against	221,740.579	4.527%	4.733%
Abstain	192,603.364	3.932%	4.112%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,288,156.225	87.546%	91.542%
Against	178,520.371	3.645%	3.811%
Abstain	217,690.836	4.444%	4.647%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,313,850.931	88.071%	92.090%
Against	177,908.007	3.632%	3.798%
Abstain	192,608.494	3.932%	4.112%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,283,237.620	87.446%	91.437%
Against	175,116.977	3.575%	3.738%
Abstain	226,012.835	4.614%	4.825%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,315,086.298	88.096%	92.117%
Against	172,075.009	3.513%	3.673%
Abstain	197,206.125	4.026%	4.210%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

27

Special Meeting of Shareholders — Voting Results	(unaudited)

G.	Amendment of the Fund’s investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,268,537.134	87.146%	91.123%
Against	215,576.003	4.401%	4.602%
Abstain	200,254.295	4.088%	4.275%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

H.	Amendment of the Fund’s fundamental investment policy on illiquid investments and its reclassification from a fundamental policy to a non-fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,256,840.545	86.907%	90.873%
Against	194,962.496	3.980%	4.162%
Abstain	232,564.391	4.748%	4.965%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

I.	Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,421,869.807	90.276%	94.396%
Against	138,732.563	2.832%	2.962%
Abstain	123,765.062	2.527%	2.642%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	4,323,731.419	88.272%	92.301%
Against	173,759.264	3.548%	3.710%
Abstain	186,876.749	3.815%	3.989%
Broker Non-votes	—	—	—
Total	4,684,367.432	95.635%	100.000%

28

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

29

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

30

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

31

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

32

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Total Return Fund	Letter from the Chairman

Michael J. Cosgrove

Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — Total Return Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary.

We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high–offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Total Return Fund

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer — GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Total Return Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

Total Return Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Total Return Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S.

companies, which is widely used as a measure of large-cap U.S. stock market performance. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing indices assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is no warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Total Return Fund	(unaudited)

Paul M. Colonna

President and Chief Investment Officer — Fixed Income

Ralph R. Layman

President and Chief Investment Officer — Public Equities

Diane M. Wehner

Senior Vice President

Greg Hartch

Senior Vice President

Thomas R. Lincoln

Senior Vice President

David Wiederecht

President and Chief Investment Officer — Investment Strategies

The Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, Thomas R. Lincoln, Diane M. Wehner and David Wiederecht. Mr. Hartch and Mr. Wiederecht are each vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the Fund’s assets to sub-adviser(s) retained by GE Asset Management. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GE Asset Management has also retained Urdang Securities Management, Inc. (“Urdang”) and Palisade Capital Management, L.L.C. (“Palisade”) to each act as sub-adviser to that portion of the Fund’s assets allocated by Mr. Hartch and Mr. Wiederecht to real estate-related investments and small-cap equity investments, respectively. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objectives. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques such as investments in derivative instruments.

Paul M. Colonna is President and Chief Investment Officer — Fixed Income and a Director at GE Asset Management. Since January 2005, he has been responsible for the fixed income portion of the Total Return Fund. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Greg Hartch is a Senior Vice President — Tactical Asset Allocation at GE Asset Management. He has served as a portfolio manager to the Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President — Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007 and Managing Director — International Real Estate from 2007 to 2010.

Ralph R. Layman is President and Chief Investment Officer — Public Equities and a Director at GE Asset Management. He manages the overall public equity investments for GE Asset Management. Mr. Layman has been responsible for the international equity portion of the Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as senior vice president for international investments and became an Executive Vice President in 1992 and President — International Equities in March 2007 and President — Public Equities since July 2009.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since May 2007. Mr. Lincoln joined GE Asset

(unaudited)

Management in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities in 1997 and portfolio manager for U.S. Equities in 2003.

Diane M. Wehner is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/ portfolio manager in the investment management industry since 1985.

David Wiederecht is the President and Chief Investment Officer — Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager to the Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President — Investment Strategies since 2008.

Q.	How did the Total Return Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the Total Return Fund returned 3.65% for Class 1 shares and 3.54% for Class 3 shares. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 6.02% and 2.72%, respectively. The Fund’s Morningstar peer group of 304 U.S. Moderate Allocation funds returned an average of 4.51% over the same period.

Q.	What market factors affected Fund performance?

A.	During the first quarter of 2011 the market was affected by several exogenous shocks including the uprisings in the Middle East and North Africa, a massive earthquake in Japan and ensuing tsunami that claimed thousands of lives and affected the global supply chain, and higher prices for oil and commodities that led to rising inflation. However, global economic data remained strong and purchasing managers indices (PMI) continued to expand both in the U.S. and abroad. In the U.S., leading economic indicators, small business lending and consumer confidence all pointed to improvement in the economy and the unemployment rate fell to 8.8%. Central banks in the U.S. and Europe kept interest rates close to or at historical lows. The fixed income markets, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted lower returns than equities in the first quarter as treasury yields moved higher, reflecting stronger U.S. and global economic growth.

However, in the second quarter the sovereign debt crisis in Europe intensified and economic data in the U.S. and China continued to point to a slowing economy. The U.S. Federal Reserve said they would maintain record monetary stimulus to support a flagging economic recovery after completing a $600 billion bond-purchase that concluded at the end of June. U.S. housing prices remained weak and unemployment came in higher than the U.S. Federal Reserve desired. In Europe, the Greek parliament narrowly approved a €78 billion austerity package of spending cuts, tax hikes, and privatizations, and paved the way for the release of a further installment of the €110 billion international credit facility. In emerging markets, China’s PMI data showed that the economy slowed in each of the last three months and a series of increases in the reserve ratio for banks increased concerns. However, recent comments by Premier Jiabao that price levels are within a controllable range have led many investors to believe that we are close to the end in the tightening cycle.

Q.	What were the primary drivers of Fund performance?

A.

The primary driver of performance was the Fund’s increased allocation to the equity markets. The Fund benefited from its holdings in U.S. and international stocks with the S&P 500 Index and the MSCI EAFE Index climbing 6.02% and 4.98%, respectively, the last six months. A lower allocation to fixed income markets was beneficial as the Barclays Capital U.S. Aggregate Bond Index only rose 2.72% during the same period. The Fund’s ending allocation to equities as of June 30th was approximately 67% and the allocation to fixed income was 31% with the remaining 2% held in cash. Security selection as a result of active management was a negative factor as several strategies were adversely impacted by the macro events described above.

Total Return Fund	(unaudited)

Q.	How is the Fund positioned at the end of the period?

A.

As of June 30th the Fund’s equity allocation was 67%, while fixed income exposure was 31% and 2% was allocated to cash. Within U.S. equities the Fund had a higher exposure to large caps at 30%, while mid cap and small cap exposure was 9% and 1%, respectively. The Fund’s exposure to International stocks was 21% and the allocation to Emerging Markets remained at 3%. The Fund also maintained a 1% allocation to REIT’s.

We remain constructive on the prospects for healthy global growth, though it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased since last quarter. Corporate balance sheets remain healthy and have been assisted by very low interest rates. We believe valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high offering the possibility for further gains. Additionally, commodity prices have eased, which should provide consumers some much needed breathing room. We anticipate that the markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that there is potential for price appreciation in the second half of the year.

Total Return Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees (for Class 3 shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 - June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,036.54	3.69
Class 3	1,000.00	1,035.41	4.95
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,020.95	3.66
Class 3	1,000.00	1,019.74	4.91

*	Expenses are equal to the Fund’s annualized expense ratio of 0.73% for Class 1 Shares and 0.98% for Class 3 Shares (for the period January 1, 2011—June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended June 30, 2011 were as follows: 3.65% for Class 1 shares and 3.54% for Class 3 shares. Past performance does not guarantee future results.

Total Return Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. The Fund seeks its objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months*	One Year	Five Year	Ten Year
Number of Funds in peer group:	304	292	196	135
Peer group average annual total return:	4.51%	21.09%	3.97%	4.09%
Morningstar category in peer group: U.S. Insurance Moderate Allocation

Sector Allocation

as a % of Fair Value of $3,008,388 (in thousands) on June 30, 2011 (b)(c)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value) (b)(c)

U.S. Treasury Note 2.00%, 04/30/16	1.60%
U.S. Treasury Bonds 4.75%, 02/15/41	1.54%
Government National Mortgage Assoc. 4.50%, TBA	1.25%
Federal National Mortgage Assoc. 4.50%, TBA	1.21%
Federal National Mortgage Assoc. 4.50%, 05/01/08	1.17%
Federal National Mortgage Assoc. 5.50%, 04/01/14	0.90%
PepsiCo Inc.	0.77%
Schlumberger Ltd.	0.72%
Federal National Mortgage Assoc. 4.00%, TBA	0.71%
Baidu Inc. ADR	0.68%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 7/1/85)

	Six Months*	One Year	Five Year	Ten Year	Ending Value of a $10,000 investment (a)
Total Return Fund	3.65%	20.98%	3.68%	4.23%	$15,135
S&P 500 Index	6.02%	30.69%	2.94%	2.72%	$13,076
Barclays Capital U.S. Aggregate Bond Index	2.72%	3.90%	6.52%	5.75%	$17,481

Change in Value of a $10,000 Investment

Class 3 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 3 Shares (Inception date: 5/1/06)

	Six Months*	One Year	Five Year	Since Inception	Ending Value of a $10,000 investment (a)
Total Return Fund	3.54%	20.73%	3.52%	2.79%	$11,530
S&P 500 Index	6.02%	30.69%	2.94%	2.29%	$11,244
Barclays Capital U.S. Aggregate Bond Index	2.72%	3.90%	6.52%	6.33%	$13,730

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.
*	Total returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

Total Return Fund

	Number of Shares	Fair Value
Domestic Equity — 38.9%†

Advertising — 0.5%

Arbitron Inc.	23,300	$962,989
Omnicom Group Inc.	293,631	14,141,270
		15,104,259

Aerospace & Defense — 1.0%

Alliant Techsystems Inc.	41,117	2,932,876
General Dynamics Corp.	11,529	859,141
Hexcel Corp.	186,302	4,078,150	(a)
Honeywell International Inc.	223,917	13,343,214
Rockwell Collins Inc.	90,926	5,609,225
Teledyne Technologies Inc.	17,400	876,264	(a)
United Technologies Corp.	22,717	2,010,682
		29,709,552

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	138,348	4,171,192

Air Freight & Logistics — 0.2%

FedEx Corp.	41,504	3,936,654
United Parcel Service Inc.	5,923	431,964
UTi Worldwide Inc.	72,843	1,434,279
		5,802,897

Apparel Retail — 0.1%

Aeropostale Inc.	22,700	397,250	(a)
American Eagle Outfitters Inc.	14,600	186,150
The Buckle Inc.	7,800	333,060
Urban Outfitters Inc.	77,325	2,176,699	(a)
		3,093,159

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	83,310	5,326,008
Maidenform Brands Inc.	15,800	437,028	(a)
		5,763,036

Application Software — 0.3%

ACI Worldwide Inc.	12,200	411,994	(a)
Blackbaud Inc.	28,300	784,476
Blackboard Inc.	35,278	1,530,712	(a)
Citrix Systems Inc.	59,139	4,731,120	(a)
Ebix Inc.	10,600	201,930	(a)
Parametric Technology Corp.	35,600	816,308	(a)
Solera Holdings Inc.	3,000	177,480
SS&C Technologies Holdings Inc.	28,300	562,321	(a)
SuccessFactors Inc.	26,248	771,691	(a)
		9,988,032

Asset Management & Custody Banks — 1.3%

Affiliated Managers Group Inc.	47,872	4,856,614	(a)

	Number of Shares	Fair Value

Ameriprise Financial Inc.	140,825	$8,122,786
Invesco Ltd.	375,613	8,789,344
State Street Corp.	251,250	11,328,862	(e)
The Bank of New York Mellon Corp.	169,476	4,341,975
		37,439,581

Automotive Retail — 0.1%

O’Reilly Automotive Inc.	62,262	4,078,784	(a)

Biotechnology — 1.2%

Alexion Pharmaceuticals Inc.	63,402	2,981,796
Amgen Inc.	169,895	9,913,373	(a,h)
Cubist Pharmaceuticals Inc.	6,500	233,935	(a)
Gilead Sciences Inc.	356,501	14,762,706	(a)
Human Genome Sciences Inc.	90,680	2,225,287	(a)
Incyte Corp Ltd.	91,276	1,728,767	(a)
Vertex Pharmaceuticals Inc.	77,042	4,005,414	(a)
		35,851,278

Broadcasting — 0.1%

Discovery Communications Inc. (Class A)	23,369	957,194	(a)
Discovery Communications Inc. (Class C)	39,174	1,431,810	(a)
		2,389,004

Cable & Satellite — 0.4%

DIRECTV	108,159	5,496,640	(a)
Liberty Global Inc.	116,537	4,976,130	(a)
Sirius XM Radio Inc.	144,463	316,374	(a)
		10,789,144

Casinos & Gaming — 0.1%

Penn National Gaming Inc.	92,033	3,712,611	(a)

Coal & Consumable Fuels — 0.3%

Peabody Energy Corp.	148,011	8,719,329

Communications Equipment — 1.0%

Cisco Systems Inc.	593,081	9,257,994	(h)
Juniper Networks Inc.	111,414	3,509,541	(a)
QUALCOMM Inc.	300,376	17,058,353
		29,825,888

Computer Hardware — 0.7%

Apple Inc.	48,036	16,124,244	(a)
Hewlett-Packard Co.	78,310	2,850,484
		18,974,728

Computer Storage & Peripherals — 0.1%

Synaptics Inc.	120,271	3,095,776	(a)

Construction & Engineering — 0.1%

Quanta Services Inc.	159,038	3,212,568	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 0.3%

Cummins Inc.	20,117	$2,081,908
Deere & Co.	64,079	5,283,313
		7,365,221

Consumer Finance — 0.2%

American Express Co.	131,260	6,786,142
Discover Financial Services	11,529	308,401
		7,094,543

Data Processing & Outsourced Services — 0.7%

Automatic Data Processing Inc.	24,340	1,282,231
Global Cash Access Holdings Inc.	44,100	140,238	(a)
The Western Union Co.	560,888	11,234,586
Visa Inc.	80,318	6,767,595
		19,424,650

Department Stores — 0.1%

Macy’s Inc.	97,996	2,865,403

Distributors — 0.1%

Genuine Parts Co.	26,334	1,432,570
LKQ Corp.	46,200	1,205,358	(a)
		2,637,928

Diversified Chemicals — 0.1%

EI du Pont de Nemours & Co.	30,390	1,642,579

Diversified Financial Services — 1.4%

Bank of America Corp.	516,458	5,660,379
Citigroup Inc.	53,034	2,208,336
Comerica Inc.	82,682	2,858,317
JPMorgan Chase & Co.	472,347	19,337,886
US BanCorp	76,946	1,962,892
Wells Fargo & Co.	249,029	6,987,753
		39,015,563

Diversified Metals & Mining — 0.2%

Compass Minerals International Inc.	5,900	507,813
Freeport-McMoRan Copper & Gold Inc.	83,094	4,395,672
Molycorp Inc.	21,659	1,322,499	(a)
		6,225,984

Diversified REITs — 0.1%

Colonial Properties Trust	23,670	482,868
Liberty Property Trust	10,600	345,348
Vornado Realty Trust	19,390	1,806,760
		2,634,976

Diversified Support Services — 0.0%*

Healthcare Services Group Inc.	28,000	455,000

Drug Retail — 0.1%

CVS Caremark Corp.	63,410	2,382,948

	Number of Shares	Fair Value

Education Services — 0.0%*

Lincoln Educational Services Corp.	5,800	$99,470

Electric Utilities — 0.6%

FirstEnergy Corp.	21,906	967,150
IDACORP Inc.	18,500	730,750
ITC Holdings Corp.	111,940	8,033,934
NextEra Energy Inc.	100,845	5,794,554
Southern Co.	75,453	3,046,792
		18,573,180

Electrical Components & Equipment — 0.4%

Cooper Industries PLC	130,968	7,814,860
Emerson Electric Co.	52,736	2,966,400
Woodward Governor Co.	18,300	637,938
		11,419,198

Electronic Components — 0.1%

Corning Inc.	145,434	2,639,627

Fertilizers & Agricultural Chemicals — 0.4%

Intrepid Potash Inc.	51,315	1,667,737	(a)
Monsanto Co.	130,646	9,477,061
The Mosaic Co.	12,695	859,832
		12,004,630

Food Distributors — 0.1%

Spartan Stores Inc.	8,000	156,240
Sysco Corp.	44,623	1,391,345
		1,547,585

Footwear — 0.0%*

Deckers Outdoor Corp.	11,500	1,013,610

General Merchandise Stores — 0.3%

Target Corp.	190,570	8,939,639

Healthcare Distributors — 0.1%

Cardinal Health Inc.	35,739	1,623,265
Owens & Minor Inc.	23,000	793,270
		2,416,535

Healthcare Equipment — 0.9%

Covidien PLC	296,185	15,765,928
Gen-Probe Inc.	25,120	1,737,048	(a)
Masimo Corp.	128,429	3,811,773
ResMed Inc.	92,373	2,858,944
Thoratec Corp.	15,400	505,428	(a)
		24,679,121

Healthcare Facilities — 0.1%

HCA Holdings Inc.	80,703	2,663,199	(a)
Sun Healthcare Group Inc.	10,601	85,020	(a)
		2,748,219

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Healthcare Services — 0.7%

Bio-Reference Laboratories Inc.	46,300	$967,670	(a)
Catalyst Health Solutions Inc.	92,145	5,143,534	(a)
Express Scripts Inc.	166,536	8,989,613	(a)
HMS Holdings Corp.	9,700	745,639	(a)
Mednax Inc.	12,500	902,375	(a)
Omnicare Inc.	146,418	4,669,270
		21,418,101

Healthcare Technology — 0.1%

Computer Programs & Systems Inc.	6,000	380,880
MedAssets Inc.	129,640	1,731,990	(a)
		2,112,870

Home Building — 0.1%

MDC Holdings Inc.	83,477	2,056,873

Home Entertainment Software — 0.1%

Activision Blizzard Inc.	307,986	3,597,276

Home Furnishing Retail — 0.2%

Aaron’s Inc.	19,300	545,418
Bed Bath & Beyond Inc.	79,931	4,665,572	(a)
		5,210,990

Home Improvement Retail — 0.4%

Home Depot Inc.	56,792	2,057,006
Lowe’s companies Inc.	368,900	8,599,059
		10,656,065

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	63,315	2,382,543
Hyatt Hotels Corp.	9,610	392,280	(a)
Royal Caribbean Cruises Ltd.	78,421	2,951,766	(a)
		5,726,589

Household Products — 0.6%

Clorox Co.	103,422	6,974,779
Kimberly-Clark Corp.	32,140	2,139,238
The Procter & Gamble Co.	147,268	9,361,827
		18,475,844

Housewares & Specialties — 0.0%*

Jarden Corp.	29,200	1,007,692

Hypermarkets & Super Centers — 0.1%

Wal-Mart Stores Inc.	33,047	1,756,118

Independent Power Producers & Energy Traders — 0.4%

Calpine Corp.	192,391	3,103,267	(a)
The AES Corp.	638,307	8,132,031	(a)
		11,235,298

	Number of Shares	Fair Value

Industrial Gases — 0.4%

Praxair Inc.	101,104	$10,958,662

Industrial Machinery — 0.3%

Eaton Corp.	70,832	3,644,306
Harsco Corp.	179,789	5,861,121
Mueller Industries Inc.	7,900	299,489
		9,804,916

Industrial REITs — 0.1%

DCT Industrial Trust Inc.	34,140	178,552
Prologis Inc.	52,520	1,882,317
		2,060,869

Integrated Oil & Gas — 1.4%

Chevron Corp.	144,327	14,842,588
ConocoPhillips	66,528	5,002,240
Exxon Mobil Corp.	139,459	11,349,173	(h)
Marathon Oil Corp.	63,409	3,340,386
Occidental Petroleum Corp.	44,645	4,644,866
		39,179,253

Integrated Telecommunication Services — 0.6%

AT&T Inc.	292,062	9,173,667
Verizon Communications Inc.	196,763	7,325,486
Windstream Corp.	61,706	799,710
		17,298,863

Internet Retail — 0.1%

Amazon.com Inc.	7,727	1,580,094	(a)
HomeAway Inc.	6,873	265,985	(a)
		1,846,079

Internet Software & Services — 0.7%

Equinix Inc.	74,565	7,532,556	(a)
Google Inc.	16,647	8,429,708
MercadoLibre Inc.	37,099	2,943,435
Monster Worldwide Inc.	159,143	2,333,036	(a)
		21,238,735

Investment Banking & Brokerage — 0.4%

GFI Group Inc.	47,900	219,861
Morgan Stanley	123,059	2,831,588
Raymond James Financial Inc.	24,300	781,245
The Goldman Sachs Group Inc.	59,498	7,918,589
		11,751,283

IT Consulting & Other Services — 0.7%

International Business Machines Corp.	111,998	19,213,257	(h)

Life & Health Insurance — 0.5%

MetLife Inc.	145,146	6,367,555
Prudential Financial Inc.	140,263	8,919,324
		15,286,879

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Life Sciences Tools & Services — 0.9%

Bruker Corp.	44,000	$895,840	(a)
Covance Inc.	58,862	3,494,637	(a)
Illumina Inc.	69,897	5,252,760	(a)
Mettler-Toledo International Inc.	25,122	4,237,328	(a)
PerkinElmer Inc.	60,632	1,631,608
Thermo Fisher Scientific Inc.	146,457	9,430,367	(a)
		24,942,540

Managed Healthcare — 0.0%*

Molina Healthcare Inc.	31,350	850,212

Movies & Entertainment — 0.8%

Liberty Media Corporation-Capital	23,623	2,025,672	(a)
News Corp.	344,565	6,098,801
The Walt Disney Co.	97,996	3,825,764
Time Warner Inc.	319,066	11,604,430
		23,554,667

Multi-Line Insurance — 0.3%

Hartford Financial Services Group Inc.	87,620	2,310,539
HCC Insurance Holdings Inc.	210,564	6,632,766
		8,943,305

Multi-Utilities — 0.3%

Dominion Resources Inc.	187,177	9,035,034
Xcel Energy Inc.	38,474	934,918
		9,969,952

Office Electronics — 0.0%*

Zebra Technologies Corp.	11,700	493,389	(a)

Office REITs — 0.4%

Alexandria Real Estate Equities Inc.	9,250	716,135
BioMed Realty Trust Inc.	38,400	738,816
Boston Properties Inc.	11,430	1,213,409
Brandywine Realty Trust	24,020	278,392
CommonWealth	24,580	635,147
Coresite Realty Corp.	13,700	224,680
Corporate Office Properties Trust	6,980	217,148
Digital Realty Trust Inc.	26,960	1,665,589
Douglas Emmett Inc.	140,508	2,794,704
Duke Realty Corp.	44,730	626,667
Hudson Pacific Properties Inc.	18,160	282,025
Kilroy Realty Corp.	12,550	495,600
Parkway Properties Inc.	11,130	189,878
SL Green Realty Corp.	31,136	2,580,240
		12,658,430

Office Services & Supplies — 0.0%*

Herman Miller Inc.	6,600	179,652

Oil & Gas Drilling — 0.1%

Noble Corp.	73,016	2,877,561
Pioneer Drilling Co.	34,300	522,732	(a)
		3,400,293

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 1.3%

Dresser-Rand Group Inc.	74,017	$3,978,414	(a)
Dril-Quip Inc.	2,900	196,707	(a)
Halliburton Co.	91,004	4,641,204
McDermott International Inc.	94,100	1,864,121	(a)
National Oilwell Varco Inc.	28,822	2,254,169
Oil States International Inc.	12,700	1,014,857	(a)
Schlumberger Ltd.	250,657	21,656,765
Weatherford International Ltd.	143,919	2,698,481	(a)
		38,304,718

Oil & Gas Exploration & Production — 1.0%

Apache Corp.	107,223	13,230,246
Devon Energy Corp.	23,058	1,817,201
Petrohawk Energy Corp.	127,688	3,150,063	(a)
Pioneer Natural Resources Co.	33,966	3,042,335
Quicksilver Resources Inc.	140,953	2,080,466	(a)
SM Energy Co.	13,000	955,240
Southwestern Energy Co.	95,249	4,084,277	(a)
Ultra Petroleum Corp.	30,400	1,392,320	(a)
		29,752,148

Oil & Gas Storage & Transportation — 0.4%

El Paso Corp.	341,079	6,889,796
Spectra Energy Corp.	123,660	3,389,521
		10,279,317

Packaged Foods & Meats — 0.8%

ConAgra Foods Inc.	92,232	2,380,508
Kellogg Co.	30,830	1,705,516
Kraft Foods Inc.	389,822	13,733,429
McCormick & Company Inc.	51,736	2,564,554	(h)
Mead Johnson Nutrition Co.	36,175	2,443,621
Smithfield Foods Inc.	13,200	288,684	(a)
		23,116,312

Paper Packaging — 0.0%*

Packaging Corporation of America	33,500	937,665

Personal Products — 0.1%

Avon Products Inc.	73,749	2,064,972

Pharmaceuticals — 1.6%

Abbott Laboratories	21,906	1,152,694
Bristol-Myers Squibb Co.	251,847	7,293,489
Hospira Inc.	112,434	6,370,511	(a)
Johnson & Johnson	188,669	12,550,262
Merck & Company Inc.	67,000	2,364,430
Pfizer Inc.	769,117	15,843,811
		45,575,197

Precious Metals & Minerals — 0.0%*

Stillwater Mining Co.	64,980	1,430,210	(a)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Property & Casualty Insurance — 0.7%

ACE Ltd.	212,054	$13,957,395
Chubb Corp.	69,174	4,330,984
The Travelers companies Inc.	34,887	2,036,703
		20,325,082

Publishing — 0.0%*

John Wiley & Sons Inc.	5,000	260,050

Rail Roads — 0.2%

Genesee & Wyoming Inc.	19,300	1,131,752	(a)
Union Pacific Corp.	37,790	3,945,276
		5,077,028

Real Estate Services — 0.2%

CB Richard Ellis Group Inc. (REIT)	237,657	5,967,567	(a)

Regional Banks — 0.2%

Cullen Frost Bankers Inc.	9,900	562,815
Fulton Financial Corp.	18,000	192,780
Prosperity Bancshares Inc.	14,300	626,626
Sterling Bancorp	9,500	90,155
SVB Financial Group	11,200	668,752	(a)
Westamerica Bancorp.	7,300	359,525
Zions Bancorp.	79,715	1,913,957
		4,414,610

Reinsurance — 0.2%

PartnerRe Ltd.	51,908	3,573,866
RenaissanceRe Holdings Ltd.	17,294	1,209,715
		4,783,581

Research & Consulting Services — 0.3%

FTI Consulting Inc.	41,472	1,573,448	(a)
IHS Inc.	47,073	3,926,830	(a)
Nielsen Holdings N.V.	126,819	3,951,680	(a)
Resources Connection Inc.	8,500	102,340
		9,554,298

Residential REITs — 0.2%

American Campus Communities Inc.	9,680	343,834
Apartment Investment & Management Co.	16,720	426,862
AvalonBay Communities Inc.	5,020	644,568
Camden Property Trust	11,490	730,994
Equity Residential	36,230	2,173,800
Essex Property Trust Inc.	7,320	990,323
UDR Inc.	19,770	485,354
		5,795,735

Restaurants — 0.2%

Cracker Barrel Old Country Store Inc.	19,300	951,683
McDonald’s Corp.	53,547	4,515,083

	Number of Shares	Fair Value

Wendy’s Arby’s Group Inc.	36,000	$182,520
		5,649,286

Retail REITs — 0.3%

Acadia Realty Trust	12,770	259,614
Developers Diversified Realty Corp.	34,240	482,784
Excel Trust Inc.	13,660	150,670
Federal Realty Investment Trust	4,540	386,717
General Growth Properties Inc.	39,280	655,583
Kimco Realty Corp.	50,470	940,761
National Retail Properties Inc.	28,470	697,800
Pennsylvania Real Estate Investment Trust	2,070	32,499
Simon Property Group Inc.	21,790	2,532,652
Tanger Factory Outlet Centers	8,820	236,111
Taubman Centers Inc.	4,060	240,352
The Macerich Co.	27,260	1,458,410
		8,073,953

Security & Alarm Services — 0.2%

Corrections Corporation of America	295,421	6,395,864	(a)

Semiconductor Equipment — 0.1%

Applied Materials Inc.	73,786	959,956
KLA-Tencor Corp.	60,506	2,449,283
Rudolph Technologies Inc.	52,200	559,062	(a)
		3,968,301

Semiconductors — 0.9%

Cree Inc.	36,616	1,229,931	(a)
Hittite Microwave Corp.	65,380	4,047,676	(a)
Intel Corp.	328,152	7,271,848
Marvell Technology Group Ltd.	201,757	2,978,942	(a)
Microchip Technology Inc.	92,746	3,516,001
Microsemi Corp.	35,100	719,550	(a)
Semtech Corp.	19,300	527,662	(a)
Texas Instruments Inc.	206,884	6,792,002
		27,083,612

Soft Drinks — 0.9%

Coca-Cola Enterprises Inc.	96,236	2,808,166
PepsiCo Inc.	327,172	23,042,724
		25,850,890

Specialized Consumer Services — 0.0%*

Matthews International Corp.	2,900	116,435

Specialized Finance — 0.4%

CBOE Holdings Inc.	73,767	1,814,668
CME Group Inc.	26,838	7,825,692
MSCI Inc.	49,308	1,857,925	(a)
		11,498,285

Specialized REITs — 0.4%

DiamondRock Hospitality Co.	22,310	239,386

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

HCP Inc.	29,840	$1,094,830
Healthcare Inc.	51,251	2,687,090
Host Hotels & Resorts Inc.	47,840	810,888
LaSalle Hotel Properties	14,280	376,135
Omega Healthcare Investors Inc.	32,100	674,421
Pebblebrook Hotel Trust	11,960	241,472
Public Storage	23,370	2,664,414
Rayonier Inc.	12,628	825,240
RLJ Lodging Trust	12,380	215,041
Sabra Healthcare REIT Inc.	10,101	168,788
Senior Housing Properties Trust	3,970	92,938
Sunstone Hotel Investors Inc.	29,770	275,968	(a)
U-Store-It Trust	20,580	216,502
Ventas Inc.	33,050	1,742,065
		12,325,178

Specialty Chemicals — 0.2%

Albemarle Corp.	10,146	702,103
Cytec Industries Inc.	32,968	1,885,440
Nalco Holding Co.	95,597	2,658,553
Sensient Technologies Corp.	15,700	581,999
		5,828,095

Specialty Stores — 0.1%

Dick’s Sporting Goods Inc.	28,892	1,110,897	(a)
Staples Inc.	79,453	1,255,357
		2,366,254

Steel — 0.6%

Allegheny Technologies Inc.	238,408	15,131,756
Cliffs Natural Resources Inc.	6,642	614,053
Commercial Metals Co.	40,300	578,305
Steel Dynamics Inc.	78,902	1,282,157
		17,606,271

Systems Software — 1.2%

MICROS Systems Inc.	18,800	934,548	(a)
Microsoft Corp.	678,077	17,630,002	(h)
Oracle Corp.	282,552	9,298,786
Rovi Corp.	109,339	6,271,685	(a)
		34,135,021

Thrifts & Mortgage Finance — 0.2%

BankUnited Inc.	58,146	1,543,195
People’s United Financial Inc.	288,805	3,881,539
		5,424,734

Tobacco — 0.1%

Philip Morris International Inc.	50,942	3,401,397

Trading Companies & Distributors — 0.2%

Applied Industrial Technologies Inc.	21,000	747,810
MSC Industrial Direct Co.	51,000	3,381,810
RSC Holdings Inc.	19,900	238,004	(a)
		4,367,624

	Number of Shares	Fair Value

Trucking — 0.0%*

Old Dominion Freight Line Inc.	25,650	$956,745

Water Utilities — 0.0%*

American Water Works Company Inc.	35,698	1,051,306

Wireless Telecommunication Services — 0.7%

American Tower Corp.	161,147	8,432,822	(a)
NII Holdings Inc.	258,214	10,943,109	(a)
		19,375,931

Total Domestic Equity (Cost $973,225,105)		1,129,545,051
Foreign Equity — 25.9%

Common Stock — 25.3%

Aerospace & Defense — 0.7%

CAE Inc.	284,869	3,840,168
European Aeronautic Defence and Space Company N.V.	168,826	5,649,343
Safran S.A.	234,856	10,027,894
		19,517,405

Agricultural Products — 0.1%

China Agri-Industries Holdings Ltd.	598,274	634,315
Cosan SA Industria e Comercio	69,540	1,095,013
		1,729,328

Airlines — 0.1%

International Consolidated Airlines Group S.A.	569,021	2,317,639	(a)

Apparel Retail — 0.1%

Belle International Holdings Ltd.	125,438	264,377
Esprit Holdings Ltd.	1,025,976	3,190,827
		3,455,204

Apparel, Accessories & Luxury Goods — 0.2%

Adidas AG	64,693	5,130,591
China Dongxiang Group Co.	2,602,496	826,110
Ports Design Ltd.	297,244	702,881
		6,659,582

Application Software — 0.3%

Autonomy Corporation PLC	152,209	4,171,295	(a)
SAP AG	84,729	5,128,748
		9,300,043

Auto Parts & Equipment — 0.0%*

Exide Industries Ltd.	124,800	452,130

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Automobile Manufacturers — 0.8%

Daimler AG	52,225	$3,929,783
Hyundai Motor Co.	17,938	3,981,929
Kia Motors Corp.	8,070	546,491
Mahindra & Mahindra Ltd.	24,852	389,159
Suzuki Motor Corp.	472,995	10,571,520
Toyota Motor Corp.	113,665	4,644,558
		24,063,440

Brewers — 0.0%*

Anadolu Efes Biracilik Ve Malt Sanayii AS	42,447	573,714
Carlsberg A/S	3,852	418,924
		992,638

Broadcasting — 0.1%

Grupo Televisa S.A. ADR	29,498	725,651
Zee Entertainment Enterprises Ltd.	338,322	1,021,721
		1,747,372

Building Products — 0.2%

Daikin Industries Ltd.	134,000	4,708,915

Casinos & Gaming — 0.0%*

Genting Bhd	318,198	1,182,375

Coal & Consumable Fuels — 0.1%

Adaro Energy Tbk PT	2,265,878	647,356
Paladin Energy Ltd.	562,413	1,517,340	(a)
		2,164,696

Communications Equipment — 0.2%

HTC Corp.	22,115	743,750
Telefonaktiebolaget LM Ericsson	375,740	5,430,621
		6,174,371

Construction & Engineering — 0.4%

China State Construction International Holdings Ltd.	1,311,198	1,331,208
Doosan Heavy Industries and Construction Company Ltd.	12,136	642,237
Larsen & Toubro Ltd.	126,330	5,177,545
Vinci S.A.	81,207	5,200,483
		12,351,473

Construction & Farm Machinery & Heavy Trucks — 0.1%

First Tractor Company Ltd.	597,486	743,282
Sany Heavy Equipment International Holdings Company Ltd.	1,470,339	1,676,068
United Tractors Tbk PT	340,837	989,661
		3,409,011

Department Stores — 0.0%*

Golden Eagle Retail Group Ltd.	135,000	343,518

	Number of Shares	Fair Value

Distillers & Vintners — 0.3%

Diageo PLC	389,179	$7,953,803
Diageo PLC ADR	16,597	1,358,796
		9,312,599

Diversified Capital Markets — 0.2%

Credit Suisse Group AG	169,666	6,589,167

Diversified Financial Services — 2.9%

Axis Bank Ltd.	34,316	986,050
Banco Santander Brasil S.A.	227,253	2,662,013
Banco Santander S.A.	717,264	8,280,919
Bank of China Ltd.	10,401,949	5,079,827
Bank Rakyat Indonesia Persero Tbk PT	1,672,996	1,268,086
BNP Paribas	220,234	16,996,661
Grupo Financiero Banorte SAB de C.V.	145,825	661,049
HSBC Holdings PLC	1,469,577	14,590,119
ICICI Bank Ltd.	217,113	5,297,600
ING Groep N.V.	437,804	5,388,390	(a)
Kasikornbank PCL	281,247	1,144,211
KB Financial Group Inc.	9,285	439,182
Lloyds Banking Group PLC	6,516,760	5,126,545	(a)
Metropolitan Bank & Trust	529,126	854,709
Standard Bank Group Ltd.	50,160	739,710
UniCredit S.p.A.	3,453,454	7,310,201
United Overseas Bank Ltd.	377,717	6,055,287
VTB Bank OJSC GDR	96,716	596,254	(a)
		83,476,813

Diversified Metals & Mining — 1.5%

Anglo American PLC	21,007	1,041,281
Antofagasta PLC	113,878	2,548,588
BHP Billiton PLC	332,422	13,086,010
Eurasian Natural Resources Corporation PLC	137,911	1,730,314
First Quantum Minerals Ltd.	5,183	755,190
Lynas Corporation Ltd.	2,556,609	4,883,123
New World Resources PLC	30,914	454,123
Rio Tinto PLC	242,034	17,448,901
Xstrata PLC	73,090	1,609,351
		43,556,881

Diversified Real Estate Activities — 0.3%

Mitsubishi Estate Company Ltd. (REIT)	94,982	1,653,599
Sumitomo Realty & Development Company Ltd. (REIT)	198,000	4,386,107
Wharf Holdings Ltd.	517,942	3,597,721
		9,637,427

Diversified Support Services — 0.2%

Aggreko PLC	56,220	1,741,085	(a)
Brambles Ltd.	527,995	4,081,258
		5,822,343

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Electric Utilities — 0.2%

Farglory Land Development Company Ltd. GDR	21,440	$620,763
Power Grid Corporation of India Ltd.	1,067,617	2,622,322
Reliance Infrastructure Ltd.	92,805	1,111,625	(a)
		4,354,710

Electrical Components & Equipment — 0.2%

Schneider Electric S.A.	23,708	3,959,772
Zhuzhou CSR Times Electric Company Ltd.	265,574	894,206
		4,853,978

Electronic Components — 0.2%

Delta Electronics Inc.	1,841,890	6,765,171

Electronic Equipment & Instruments — 0.0%*

China Security & Surveillance Technology Inc.	91,360	484,208	(a)
Elster Group SE ADR	15,000	245,700	(a)
Wasion Group Holdings Ltd.	479,154	224,760
		954,668

Electronic Manufacturing Services — 0.1%

Hon Hai Precision Industry Company Ltd.	430,725	1,477,063

Fertilizers & Agricultural Chemicals — 0.9%
Potash Corporation of Saskatchewan Inc.††	36,893	2,102,532
Potash Corporation of Saskatchewan Inc.††	215,460	12,296,692
Sociedad Quimica y Minera de Chile S.A. ADR	28,530	1,846,462
Syngenta AG	27,779	9,363,041
		25,608,727

Food Distributors — 0.0%*

Bizim Toptan Satis Magazalari AS	19,041	304,844

Food Retail — 0.3%

Koninklijke Ahold N.V.	137,789	1,851,099
Magnit OJSC GDR	24,392	765,665	(a)
Shoprite Holdings Ltd.	57,240	859,571
Tesco PLC	724,967	4,678,873
		8,155,208

Gold — 0.2%

Kinross Gold Corp.	290,372	4,582,288

Healthcare Distributors — 0.0%*

Sinopharm Group Co.	31,042	104,122

Healthcare Services — 0.3%

Diagnosticos da America S.A.	50,600	680,173

	Number of Shares	Fair Value

Fresenius SE & Company KGAA	69,287	$7,230,800
		7,910,973

Healthcare Supplies — 0.3%

Cie Generale d’Optique Essilor International S.A.	109,178	8,853,250
Shandong Weigao Group Medical Polymer Company Ltd.	442,797	641,896
		9,495,146

Heavy Electrical Equipment — 0.0%*

Dongfang Electric Corporation Ltd.	132,000	487,711

Hotels, Resorts & Cruise Lines — 0.1%

Accor S.A.	47,115	2,106,328
Minor International PCL	1,211,000	449,321
		2,555,649

Household Appliances — 0.0%*

Techtronic Industries Co.	467,998	558,139

Household Products — 0.6%

Reckitt Benckiser Group PLC	156,688	8,653,488
Unicharm Corp.	178,900	7,775,371
		16,428,859

Human Resource & Employment Services — 0.1%

The Capita Group PLC	227,411	2,612,270

Hypermarkets & Super Centers — 0.3%

Metro AG	124,685	7,554,563

Industrial Conglomerates — 1.0%

Chongqing Machinery & Electric Company Ltd.	1,724,541	558,502
Hutchison Whampoa Ltd.	556,777	6,010,508
Koninklijke Philips Electronics N.V.	284,769	7,311,964
Siemens AG	92,664	12,722,832
Siemens AG ADR	24,036	3,305,671
		29,909,477

Industrial Gases — 0.5%

Linde AG	82,943	14,538,809
OCI Materials Company Ltd.	9,431	1,175,728
		15,714,537

Industrial Machinery — 0.4%

FANUC Corp.	40,500	6,709,881
Hexagon AB	19,273	475,865
SMC Corp.	28,300	5,060,079
		12,245,825

Integrated Oil & Gas — 2.2%

BG Group PLC	250,836	5,694,247
Cenovus Energy Inc.	21,463	809,505

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

China Petroleum & Chemical Corp.	1,396,000	$1,408,334
ENI S.p.A.	85,169	2,013,995
Gazprom OAO ADR	137,455	1,999,970
Lukoil OAO ADR	29,102	1,855,253
Petroleo Brasileiro S.A. ADR	344,722	10,576,072
Royal Dutch Shell PLC	512,348	18,244,148
Suncor Energy Inc.††	221,720	8,669,252
Suncor Energy Inc.††	215,141	8,426,412
Total S.A.	72,273	4,178,823
		63,876,011

Integrated Telecommunication Services — 0.3%

China Unicom Hong Kong Ltd.	479,361	967,193
Telefonica S.A.	242,409	5,925,556
Telefonica S.A. ADR	63,283	1,549,801
		8,442,550

Internet Software & Services — 0.7%

Baidu Inc. ADR	145,626	20,406,572	(a)
Tencent Holdings Ltd.	11,700	317,864
Yandex N.V.	1,244	44,174	(a)
		20,768,610

Investment Banking & Brokerage — 0.2%

Egyptian Financial Group-Hermes Holding	291,119	980,396
Nomura Holdings Inc.	790,338	3,875,357
		4,855,753

IT Consulting & Other Services — 0.3%

Cap Gemini S.A.	96,978	5,680,380
HCL Technologies Ltd.	77,982	862,900
Infosys Technologies Ltd.	10,815	702,355
Telvent GIT S.A.	48,461	1,928,748	(a)
		9,174,383

Life & Health Insurance — 0.8%

AIA Group Ltd.	1,904,234	6,607,462	(a)
Ping An Insurance Group Co.	60,500	625,118
Prudential PLC	805,906	9,315,666
Sony Financial Holdings Inc.	283,300	5,082,983
		21,631,229

Life Sciences Tools & Services — 0.0%*

ICON PLC ADR	22,100	520,676	(a)

Marine — 0.1%

AP Moller-Maersk A/S	385	3,319,714

Metal & Glass Containers — 0.0%*

Everest Kanto Cylinder Ltd.	618,041	1,269,886

Multi-Line Insurance — 0.5%

AXA S.A.	438,702	9,966,929
Porto Seguro S.A.	25,715	399,984
Zurich Financial Services AG	14,930	3,769,736
		14,136,649

	Number of Shares	Fair Value

Multi-Utilities — 0.5%

National Grid PLC	839,769	$8,257,773
Veolia Environnement S.A.	175,539	4,950,123
		13,207,896

Oil & Gas Drilling — 0.0%*

China Oilfield Services Ltd.	326,000	594,079

Oil & Gas Equipment & Services — 0.1%

Cie Generale de Geophysique-Veritas	40,264	1,482,769	(a)
Gasfrac Energy Services Inc.	110,416	1,006,798
		2,489,567

Oil & Gas Exploration & Production — 0.3%

Afren PLC	1,087,149	2,755,930	(a)
Canadian Natural Resources Ltd.	110,479	4,628,190
CNOOC Ltd.	409,000	956,633
Pacific Rubiales Energy Corp.	18,931	507,063
		8,847,816

Oil & Gas Refining & Marketing — 0.0%*

Reliance Industries Ltd.	48,450	970,084

Packaged Foods & Meats — 0.7%

Nestle S.A.	232,949	14,455,564
Nestle S.A. ADR	23,058	1,438,358
Unilever N.V., CVA	96,533	3,163,757
		19,057,679

Pharmaceuticals — 0.9%

Bayer AG	71,020	5,708,561
Lijun International Pharmaceutical Holding Ltd.	1,382,856	284,346
Novartis AG	163,983	10,029,839
Novartis AG ADR	115,782	7,075,438
Teva Pharmaceutical Industries Ltd. ADR	68,620	3,308,856
		26,407,040

Precious Metals & Minerals — 0.0%*

Aquarius Platinum Ltd.	237,905	1,214,585

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A. (REIT)	36,149	887,383

Regional Banks — 0.1%

The Bank of Yokohama Ltd.	868,948	4,314,613

Restaurants — 0.1%

Arcos Dorados Holdings Inc.	70,227	1,481,087

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Number of Shares	Fair Value

Security & Alarm Services — 0.1%

G4S PLC††	344,461	$1,547,337
G4S PLC††	124,779	566,339
		2,113,676

Semiconductors — 0.8%

Samsung Electronics Company Ltd.	15,180	11,744,186
Taiwan Semiconductor Manufacturing Company Ltd.	4,322,433	10,864,959
Taiwan Semiconductor Manufacturing Company Ltd. ADR	41,011	517,149
		23,126,294

Specialized Finance — 0.2%

Deutsche Boerse AG	60,381	4,587,271

Specialty Chemicals — 0.1%

Neo Material Technologies Inc.	161,848	1,556,263	(a)
Novozymes A/S	6,789	1,104,535
		2,660,798

Steel — 0.5%

Mechel ADR	42,892	1,024,690
Mechel Preference ADR	109,726	946,935
Tata Steel Ltd.	35,332	483,713
ThyssenKrupp AG	88,013	4,572,745
Vale S.A. ADR	275,620	7,981,955
		15,010,038

Tobacco — 0.0%*

ITC Ltd.	51,126	232,170

Trading Companies & Distributors — 0.3%

Barloworld Ltd.	40,695	413,613
Mitsubishi Corp.	293,000	7,256,067
		7,669,680

Wireless Telecommunication Services — 1.0%

America Movil SAB de C.V. ADR	113,751	6,128,904
Mobile Telesystems OJSC ADR	159,098	3,026,044
MTN Group Ltd.	218,320	4,634,349
Softbank Corp.	205,098	7,694,984
Vodafone Group PLC	3,254,475	8,636,759
		30,121,040

Total Common Stock (Cost $649,682,812)		734,586,555
Preferred Stock — 0.6%

Automobile Manufacturers — 0.4%
Volkswagen AG	50,388	10,399,378

	Number of Shares	Fair Value

Diversified Financial Services — 0.1%
Itau Unibanco Holding S.A.	77,091	$1,798,667

Integrated Oil & Gas — 0.0%*
Petroleo Brasileiro S.A.	86,715	1,316,614

Steel — 0.1%
Vale S.A.	113,194	3,234,425

Total Preferred Stock (Cost $10,838,258)		16,749,084

Total Foreign Equity (Cost $660,521,070)		751,335,639

		Principal Amount	Fair Value
Bonds and Notes — 26.3%

U.S. Treasuries — 4.2%

U.S. Treasury Bonds
4.75%	02/15/41	$43,613,000	$46,359,267	(h)
U.S. Treasury Notes
0.35%	12/31/12	614,300	616,820	(d)
0.43%	04/30/13	8,637,000	8,668,007	(d)
1.75%	05/31/16	4,332,000	4,338,758
2.00%	04/30/16	47,465,700	48,185,280	(h)
3.13%	05/15/21	13,495,800	13,457,877	(h)
			121,626,009

Federal Agencies — 0.0%*

Republic of Belarus
8.95%	01/26/18	500,000	438,750
Wakala Global Sukuk Bhd
2.99%	07/06/16	250,000	249,087	(b)
4.65%	07/06/21	250,000	249,167	(b)
			937,004

Agency Mortgage Backed — 9.7%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/41	9,935,524	10,279,521	(h)
5.00%	07/01/35 - 08/01/40	12,611,613	13,417,525	(h)
5.50%	05/01/20 - 04/01/39	2,805,732	3,063,622	(h)
6.00%	04/01/17 - 11/01/37	2,801,044	3,107,059	(h)
6.50%	06/01/29 - 03/01/30	4,257	4,824	(h)
7.00%	06/01/29 - 08/01/36	140,460	162,107	(h)
7.50%	01/01/28 - 09/01/33	18,200	21,235	(h)
8.00%	01/01/30 - 11/01/30	11,103	13,207	(h)
9.00%	10/01/25	361	443	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 06/01/19	109,831	116,221	(h)
4.50%	05/01/18 - 10/01/40	33,921,879	35,164,659	(h)
5.00%	07/01/20 - 11/01/40	18,363,425	19,557,688	(h)
5.32%	03/01/37	10,008	10,087	(i)
5.50%	04/01/14 - 01/01/39	24,924,591	27,100,209	(h)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

5.53%	04/01/37	$4,346	$4,621	(i)
6.00%	09/01/19 - 05/01/38	15,310,544	16,943,445	(h)
6.50%	09/01/17 - 08/01/36	428,849	483,316	(h)
7.00%	04/01/17 - 12/01/33	7,639	8,611	(h)
7.50%	09/01/13 - 03/01/34	43,249	49,660	(h)
8.00%	12/01/11 - 11/01/33	14,789	17,287	(h)
8.50%	06/01/30	39	40	(h)
9.00%	04/01/16 - 12/01/22	3,745	4,140	(h)
4.00%	TBA	21,370,000	21,370,000	(c)
4.50%	TBA	35,116,000	36,328,591	(c)
5.00%	TBA	13,535,000	14,380,938	(c)
5.50%	TBA	9,600,000	10,404,000	(c)
6.00%	TBA	10,767,000	11,819,554	(c)
6.50%	TBA	5,044,000	5,710,756	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 03/20/41	12,454,794	13,136,708	(h)
6.00%	04/15/27 - 09/15/36	377,104	425,342	(h)
6.50%	04/15/24 - 09/15/36	291,624	336,555	(h)
7.00%	03/15/12 - 10/15/36	239,043	278,070	(h)
8.00%	03/15/30	3,139	3,408	(h)
9.00%	11/15/16 - 12/15/21	9,290	10,567	(h)
4.50%	TBA	35,810,000	37,744,185	(c)
			281,478,201

Agency Collateralized Mortgage Obligations — 0.6%

Fannie Mae Whole Loan
0.98%	08/25/43	3,510,870	95,751	(g,o)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	263,613	2,354	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24	1,428,846	190,520	(g,o)
5.00%	02/15/38	506,706	68,446	(g,o)
5.00%	05/15/38	636,159	677,879
5.50%	04/15/17	12,490	251	(g,h,o)
6.41%	08/15/25	3,852,098	703,388	(g,i,o)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	3,122	616	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	34,976	7,324	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	30,869	2,443	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	14,264	948	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	2,497	20	(g,h,o)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	$4,230	$84	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	37,120	3,030	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	37,346	2,002	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	8,557	209	(g,h,o)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
0.00%	09/15/34	10,969	9,691	(d,f)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	2,201	438	(g,h,o)
Federal Home Loan Mortgage STRIPS
5.06%	08/01/27	538	440	(d,f,h)
Federal National Mortgage Assoc. (Class 1IO2)
1.08%	11/25/33	2,015,411	81,881	(g,i,o)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	642,220	680,352
5.00%	02/25/40 - 09/25/40	5,304,680	896,105	(g,o)
5.81%	07/25/38	1,866,206	242,514	(g,o)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	725,404	797,874
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	496,247	504,948
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
12.40%	05/25/22	2	55	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	30,917	2,428	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	839,757	88,380	(g,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.22%	12/25/42	129,422	4,103	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	9,458	308	(g,h,o)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.20%	03/25/31	27,235	31,855	(h)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	511,975	538,204

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	$574,537	$100,471	(g,o)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	859,562	125,835	(g,o)
5.00%	03/25/38	646,357	122,707	(g,o)
5.50%	12/01/33	178,340	38,001	(g,o)
7.50%	11/01/23	9,894	1,712	(g,h,o)
8.00%	08/01/23 - 07/01/24	4,481	1,027	(g,h,o)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	1,019,970	155,391	(g,o)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	619,591	119,424	(g,o)
Government National Mortgage Assoc.
4.50%	04/16/34 - 08/16/39	19,610,252	3,426,227	(g,o)
4.50%	11/20/39	1,845,626	1,799,516
5.00%	12/20/35 - 09/20/38	6,619,576	1,145,279	(g,o)
5.96%	02/20/38	5,422,166	888,657	(g,i,o)
6.31%	01/16/39	5,608,096	950,132	(g,i,o)
6.41%	08/20/40	8,877,219	1,691,292	(g,i,o)
Government National Mortgage Assoc. (Class IC)
6.06%	04/16/37	1,800,571	350,005	(g,o)
Vendee Mortgage Trust
0.38%	04/15/40	6,293,080	135,931	(g,i,o)
0.58%	09/15/46	13,791,659	504,699	(g,i,o)
Vendee Mortgage Trust (Class IO)
0.85%	05/15/33	2,137,427	63,699	(g,i,o)
			17,254,846

Asset Backed — 0.3%

Bear Stearns Asset Backed Securities Trust (Class 2A2)
5.00%	02/25/36	948,361	904,192	(d,h)
Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
5.48%	01/25/34	4,051	3,059	(d,n)
Capital One Multi-Asset Execution Trust (Class B)
1.07%	01/15/19	500,000	485,908	(d)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.99%	11/25/33	1,145,919	1,092,696	(j)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	3,750,000	3,233,771	(h)
Countrywide Asset-Backed Certificates (Class M1T4)
1.24%	06/26/33	586,601	288,482	(h)
GSAMP Trust
9.06%	05/25/46	38,440	38,212	(b,d)
Hertz Vehicle Financing LLC
2.60%	02/25/15	1,500,000	1,530,106	(b)
Indymac Seconds Asset Backed Trust (Class A)
1.00%	02/25/37	1,150,692	559,015	(d,h)

		Principal Amount	Fair Value

Mid-State Trust (Class A3)
7.54%	07/01/35	$3,544	$3,584	(h,n)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	700,000	592,786
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
10.00%	07/25/32	4,125	2,445	(d,h,n)
			8,734,256

Corporate Notes — 8.8%

ABN Amro Bank N.V.
3.00%	01/31/14	1,694,000	1,730,487	(b,h)
AES El Salvador Trust
6.75%	02/01/16	200,000	203,000	(b)
AES Panama S.A.
6.35%	12/21/16	443,000	476,225	(b)
Agilent Technologies Inc.
5.50%	09/14/15	829,000	917,963	(h)
Air Jamaica Ltd.
9.38%	07/08/15	212,143	226,993
Allergan Inc.
3.38%	09/15/20	1,590,000	1,525,023
Alliance One International Inc.
10.00%	07/15/16	821,000	792,265	(h)
Alpha Natural Resources Inc.
6.00%	06/01/19	889,000	886,777
ALROSA Finance S.A.
7.75%	11/03/20	200,000	217,500	(b)
Ameren Illinois Co.
9.75%	11/15/18	796,000	1,045,985	(h)
American International Group Inc.
5.85%	01/16/18	1,481,000	1,549,683	(h)
Amgen Inc.
2.30%	06/15/16	701,000	694,942
4.10%	06/15/21	1,002,000	994,094
5.65%	06/15/42	1,072,000	1,073,734
Amsted Industries Inc.
8.13%	03/15/18	694,000	728,700	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	1,612,000	1,633,756
6.95%	06/15/19	1,757,000	2,052,195
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	1,433,000	1,516,071	(h)
5.38%	11/15/14	2,246,000	2,508,189
AON Corp.
3.13%	05/27/16	1,205,000	1,201,074
Applied Materials Inc.
2.65%	06/15/16	502,000	503,915
4.30%	06/15/21	1,004,000	1,007,350
5.85%	06/15/41	1,004,000	1,018,336
ArcelorMittal
3.75%	03/01/16	744,000	752,314	(h)
5.50%	03/01/21	2,569,000	2,573,010
Arch Coal Inc.
7.00%	06/15/19	893,000	890,767	(b)
Archer-Daniels-Midland Co.
5.77%	03/01/41	3,049,000	3,217,658

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Arizona Public Service Co.
6.25%	08/01/16	$370,000	$423,028	(h)
AT&T Inc.
2.95%	05/15/16	1,583,000	1,603,237
4.45%	05/15/21	1,583,000	1,610,972
6.40%	05/15/38	3,628,000	3,891,629
6.70%	11/15/13	934,000	1,047,375	(h)
Banco de Credito del Peru
4.75%	03/16/16	557,000	551,430	(b)
Banco do Brasil S.A.
5.88%	01/26/22	1,004,000	992,956	(b)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	148,000	147,630	(i)
BanColombia S.A.
5.95%	06/03/21	675,000	685,125	(b)
6.13%	07/26/20	170,000	172,329
Bank of America Corp.
5.42%	03/15/17	4,000,000	4,080,628
5.63%	07/01/20	2,945,000	3,040,748	(h)
6.50%	08/01/16	1,040,000	1,159,864	(h)
Banque Centrale de Tunisie S.A.
7.38%	04/25/12	600,000	622,500
BBVA Bancomer S.A.
6.50%	03/10/21	200,000	204,000	(b)
Boise Paper Holdings LLC
8.00%	04/01/20	1,158,000	1,215,900	(h)
Bombardier Inc.
7.75%	03/15/20	1,251,000	1,407,375	(b,h)
BP Capital Markets PLC
3.13%	10/01/15	473,000	485,627	(h)
4.50%	10/01/20	773,000	788,301	(h)
Braskem Finance Ltd.
5.75%	04/15/21	200,000	201,260	(b)
Calpine Corp.
7.25%	10/15/17	1,419,000	1,440,285	(b,h)
Camden Property Trust
4.88%	06/15/23	702,000	685,014
Capex S.A.
10.00%	03/10/18	185,000	181,762	(b)
Cargill Inc.
5.20%	01/22/13	2,235,000	2,376,299	(b,h)
Caterpillar Inc.
3.90%	05/27/21	1,506,000	1,506,197
CCO Holdings LLC
7.88%	04/30/18	2,140,000	2,255,025
8.13%	04/30/20	402,000	434,160
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	136,000	154,020	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	770,000	834,380	(b)
CenturyLink Inc.
5.15%	06/15/17	1,006,000	1,007,652
6.45%	06/15/21	1,004,000	992,523
CenturyLink Inc. (Series G)
6.88%	01/15/28	743,000	701,475
CFG Investment SAC
9.25%	12/19/13	400,000	410,000

		Principal Amount	Fair Value

Chesapeake Midstream Partners LP
5.88%	04/15/21	$1,277,000	$1,261,037	(b)
Chrysler Group LLC
8.00%	06/15/19	400,000	393,000	(b)
Chubb Corp.
6.38%	03/29/67	382,000	395,370	(i)
Cincinnati Bell Inc.
8.25%	10/15/17	1,065,000	1,070,325
Cinemark USA Inc.
7.38%	06/15/21	529,000	526,355	(b)
Citigroup Inc.
5.00%	09/15/14	4,522,000	4,738,866	(h)
5.13%	05/05/14	1,137,000	1,218,678	(h)
Comision Federal de Electricidad
4.88%	05/26/21	1,750,000	1,747,550	(b)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	528,000	631,603	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	1,565,000	1,795,232	(h)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	871,000	827,514	(b,h)
5.63%	09/21/35	134,000	135,872	(b,h)
COX Communications Inc.
6.25%	06/01/18	2,000,000	2,290,682	(b,h)
Credit Suisse AG
2.60%	05/27/16	1,009,000	1,006,599	(b)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	600,000	606,000
Crown Castle Towers LLC
4.88%	08/15/40	1,250,000	1,256,906	(b,h)
6.11%	01/15/40	326,000	355,705	(b,h)
CVS Caremark Corp.
3.25%	05/18/15	365,000	378,815
5.75%	06/01/17	264,000	296,518
Danaher Corp.
2.30%	06/23/16	1,004,000	1,003,200
3.90%	06/23/21	201,000	200,209
Denbury Resources Inc.
6.38%	08/15/21	761,000	761,000
8.25%	02/15/20	662,000	721,580	(h)
Digicel Ltd.
8.25%	09/01/17	100,000	103,750	(b)
DirecTV Holdings LLC
3.55%	03/15/15	1,057,000	1,104,362	(h)
4.75%	10/01/14	1,026,000	1,123,083	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	353,440	380,832	(b,h)
Drummond Company Inc.
9.00%	10/15/14	898,000	945,145	(b,h)
Dubai Electricity & Water Authority
6.38%	10/21/16	160,000	166,000	(b,h)
7.38%	10/21/20	240,000	246,900	(b,h)
Duke Realty LP
6.50%	01/15/18	529,000	588,305	(h)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

EH Holding Corp.
6.50%	06/15/19	$979,000	$996,132	(b)
Empresa Nacional del Petroleo
5.25%	08/10/20	250,000	253,452	(b,h)
6.25%	07/08/19	250,000	270,614	(b,h)
ENN Energy Holdings Ltd.
6.00%	05/13/21	300,000	294,770	(b)
European Investment Bank
4.88%	01/17/17	2,440,000	2,764,871	(h)
Exelon Corp.
4.90%	06/15/15	1,393,000	1,497,818	(h)
First Citizens St. Lucia Ltd.
4.90%	02/09/16	450,000	459,505	(b)
First Horizon National Corp.
5.38%	12/15/15	1,522,000	1,619,280
Ford Motor Credit Company LLC
5.00%	05/15/18	700,000	697,607
FPL Group Capital Inc.
2.60%	09/01/15	1,886,000	1,877,355	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	2,274,000	2,228,520	(b)
Frontier Communications Corp.
7.13%	03/15/19	928,000	951,200
Georgia-Pacific LLC
5.40%	11/01/20	1,643,000	1,674,434	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	180,000	188,550	(b,j)
Gold Fields Orogen Holding BVI Ltd.
4.88%	10/07/20	284,000	268,817	(b)
Goldman Sachs Capital I
6.35%	02/15/34	982,000	928,640
Great Plains Energy Inc.
4.85%	06/01/21	1,004,000	1,007,216
Gruposura Finance
5.70%	05/18/21	300,000	299,250	(b)
Hanesbrands Inc.
6.38%	12/15/20	949,000	920,530	(h)
HCA Inc.
9.25%	11/15/16	823,000	873,409	(h)
HCP Inc.
6.00%	01/30/17	919,000	1,011,954
Hewlett-Packard Co.
4.30%	06/01/21	2,008,000	2,027,632
Hidili Industry International Development Ltd.
8.63%	11/04/15	175,000	171,937	(b)
HSBC Finance Corp.
6.68%	01/15/21	4,934,000	5,062,348	(b,h)
Huntington BancShares Inc.
7.00%	12/15/20	693,000	781,360
Indo Energy Finance BV
7.00%	05/07/18	300,000	309,000	(b)
ING Bank N.V.
4.00%	03/15/16	1,450,000	1,467,455	(b)
Ingles Markets Inc.
8.88%	05/15/17	2,590,000	2,771,300	(h)

		Principal Amount	Fair Value

Intergas Finance BV
6.38%	05/14/17	$100,000	$107,125	(b,h)
6.88%	11/04/11	200,000	203,000
Inversiones CMPC S.A.
4.75%	01/19/18	174,000	173,832	(b)
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	846,000	836,798
JPMorgan Chase & Co.
3.15%	07/05/16	1,005,000	1,011,149
5.13%	09/15/14	839,000	906,664	(h)
JPMorgan Chase Bank NA
5.88%	06/13/16	163,000	180,429
6.00%	10/01/17	1,300,000	1,444,654	(h)
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	200,000	213,600	(b)
KazMunaiGaz Finance Sub BV
9.13%	07/02/18	100,000	123,240	(b)
11.75%	01/23/15	100,000	124,280	(b)
KeyCorp.
5.10%	03/24/21	1,062,000	1,081,640
Korea Development Bank
3.25%	03/09/16	897,000	894,390
4.00%	09/09/16	518,000	529,723
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	200,000	219,415	(b)
Korea National Oil Corp.
5.38%	07/30/14	250,000	268,596	(b)
Kraft Foods Inc.
4.13%	02/09/16	981,000	1,048,980
5.38%	02/10/20	4,828,000	5,277,960
6.50%	02/09/40	1,001,000	1,111,885
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	587,000	625,513
4.50%	07/16/18	1,567,000	1,734,909
Levi Strauss & Co.
7.63%	05/15/20	950,000	950,000
Listrindo Capital BV
9.25%	01/29/15	250,000	273,750	(b)
Lyondell Chemical Compan
8.00%	11/01/17	565,000	628,562	(b)
Majapahit Holding BV
7.25%	10/17/11	348,000	353,220	(b)
7.75%	10/17/16	400,000	464,000	(b)
MDC-GMTN B.V.
5.50%	04/20/21	400,000	400,911	(b)
Mega Advance Investments Ltd.
5.00%	05/12/21	301,000	296,431	(b)
6.38%	05/12/41	307,000	294,195	(b)
Merrill Lynch & Company Inc.
6.88%	04/25/18	544,000	601,891
MetroPCS Wireless Inc.
6.63%	11/15/20	855,000	846,450
Midamerican Energy Holdings Co.
6.13%	04/01/36	1,000,000	1,076,890
Mylan Inc.
7.88%	07/15/20	679,000	745,202	(b)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

NAK Naftogaz Ukraine
9.50%	09/30/14	$200,000	$219,250
National Agricultural Cooperative Federation
4.25%	01/28/16	545,000	558,223	(b)
5.00%	09/30/14	200,000	213,343	(b)
National Power Corp.
4.51%	08/23/11	517,000	517,356	(i)
Nationwide Mutual Insurance Co.
7.88%	04/01/33	475,000	509,387	(b)
9.38%	08/15/39	212,000	263,026	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	200,000	228,800
News America Inc.
4.50%	02/15/21	1,824,000	1,800,124	(b)
6.65%	11/15/37	2,272,000	2,434,900
Nisource Finance Corp.
6.13%	03/01/22	1,302,000	1,434,411
Noble Holding International Ltd.
3.05%	03/01/16	1,587,000	1,600,894
NRG Energy Inc.
7.63%	01/15/18 - 05/15/19	1,259,000	1,258,697	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	982,000	947,672
ONEOK Partners LP
6.13%	02/01/41	1,064,000	1,083,880
Pacific Gas & Electric Co.
5.80%	03/01/37	250,000	256,777
6.05%	03/01/34	2,144,000	2,267,066
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	112,750	(b)
PacifiCorp
6.00%	01/15/39	1,250,000	1,380,016
6.25%	10/15/37	153,000	173,023
PAETEC Holding Corp.
8.88%	06/30/17	424,000	445,200
Pemex Project Funding Master Trust
6.63%	06/15/38	210,000	220,217
Pertamina Persero PT
5.25%	05/23/21	2,000,000	2,014,000	(b)
Petrobras International Finance Co.
3.88%	01/27/16	945,000	962,311
Petroleos de Venezuela S.A.
2.00%	07/10/11	163,000	162,919	(d)
Petroleos Mexicanos
6.50%	06/02/41	1,500,000	1,521,970	(b)
8.00%	05/03/19	130,000	160,290
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	458,333	466,354
Petronas Capital Ltd.
5.25%	08/12/19	200,000	214,455	(b)
7.88%	05/22/22	200,000	255,394	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	400,000	422,648	(b)
Philip Morris International Inc.
2.50%	05/16/16	2,008,000	2,010,988

		Principal Amount	Fair Value

Pioneer Natural Resources Co.
7.50%	01/15/20	$605,000	$681,718
Plains All American Pipeline LP
5.00%	02/01/21	996,000	1,012,782
Plains All American Pipeline LP Corp.
3.95%	09/15/15	866,000	908,358
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	600,000	707,956
7.39%	12/02/24	100,000	118,000	(b)
Protective Life Corp.
8.45%	10/15/39	1,843,000	2,030,907
Prudential Financial Inc.
3.00%	05/12/16	1,005,000	996,145
5.38%	06/21/20	468,000	493,039
5.40%	06/13/35	614,000	562,469
5.63%	05/12/41	1,004,000	928,529
PTTEP Canada International Finance Ltd.
5.69%	04/05/21	300,000	299,010	(b)
Qatari Diar Finance QSC
5.00%	07/21/20	250,000	256,250	(b)
QVC Inc.
7.50%	10/01/19	1,328,000	1,407,680	(b)
RailAmerica Inc.
9.25%	07/01/17	796,000	873,610
Reinsurance Group of America Inc.
5.00%	06/01/21	1,506,000	1,489,934
Reliance Holdings USA Inc.
4.50%	10/19/20	250,000	233,580	(b)
Republic Services Inc.
5.25%	11/15/21	1,087,000	1,148,494
5.70%	05/15/41	660,000	644,306
Reynolds Group Issuer Inc.
8.50%	10/15/16	1,870,000	1,949,475	(b)
Roche Holdings Inc.
6.00%	03/01/19	1,649,000	1,899,913	(b)
RSHB Capital SA for OJSC Russian Agricultural Bank
6.97%	09/21/16	200,000	201,000	(i)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.00%	06/03/21	1,600,000	1,596,000	(b)
Russian Railways
5.74%	04/03/17	200,000	212,500
Societe Generale
5.20%	04/15/21	578,000	567,630	(b)
Southern Copper Corp.
5.38%	04/16/20	1,266,000	1,296,765
6.75%	04/16/40	1,097,000	1,067,171
Stoneheath RE
6.87%	12/29/49	816,000	752,760	(i)
TAM Capital 3 Inc.
8.38%	06/03/21	500,000	506,250	(b)
Teck Resources Ltd.
3.15%	01/15/17	501,000	501,324
4.75%	01/15/22	1,001,000	1,003,616

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Teva Pharmaceutical Finance II BV
3.00%	06/15/15	$1,889,000	$1,943,794
Texas Instruments Inc.
2.38%	05/16/16	2,511,000	2,511,773
Textron Inc.
6.20%	03/15/15	1,284,000	1,424,674
TGI International Ltd.
9.50%	10/03/17	100,000	112,375
The AES Corp.
8.00%	10/15/17	669,000	709,140	(h)
The Goldman Sachs Group Inc.
3.63%	02/07/16	2,335,000	2,360,353
3.70%	08/01/15	954,000	971,428
5.38%	03/15/20	524,000	541,106
6.00%	06/15/20	1,256,000	1,351,441
6.15%	04/01/18	2,211,000	2,406,326
6.75%	10/01/37	974,000	973,983
The Williams companies Inc.
7.50%	01/15/31	200,000	228,730
Ticketmaster Entertainment LLC
10.75%	08/01/16	500,000	545,000
Time Warner Cable Inc.
5.00%	02/01/20	670,000	696,092
6.75%	07/01/18	2,925,000	3,392,102
7.50%	04/01/14	370,000	426,260
Time Warner Inc.
3.15%	07/15/15	1,924,000	1,989,749
5.88%	11/15/16	1,582,000	1,808,296
6.20%	03/15/40	1,240,000	1,270,351
TNK-BP Finance S.A.
6.13%	03/20/12	300,000	308,700
7.25%	02/02/20	33,000	36,465	(b)
Transnet Ltd.
4.50%	02/10/16	300,000	309,626	(b)
Transocean Inc.
6.00%	03/15/18	287,000	317,761
6.80%	03/15/38	191,000	205,079
UBS AG
5.88%	07/15/16	950,000	1,042,068
Union Electric Co.
6.70%	02/01/19	2,500,000	2,935,588
UnitedHealth Group Inc.
5.80%	03/15/36	717,000	723,614	(h)
Verizon Communications Inc.
5.50%	02/15/18	951,000	1,057,687
6.40%	02/15/38	1,035,000	1,121,714
Vimpel Communications Via VIP Finance Ireland Limited OJSC
6.49%	02/02/16	200,000	206,000	(b,h)
Visteon Corp.
6.75%	04/15/19	928,000	895,520	(b)
Weatherford International Ltd.
5.13%	09/15/20	1,004,000	1,025,105
Williams Partners LP
4.13%	11/15/20	501,000	480,906
Willis Group Holdings PLC
4.13%	03/15/16	1,063,000	1,083,765	(h)
Windstream Corp.
7.75%	10/01/21	928,000	969,760
7.88%	11/01/17	138,000	146,452

		Principal Amount	Fair Value

Woodside Finance Ltd.
4.50%	11/10/14	$1,517,000	$1,625,326	(b,h)
Woori Bank
5.88%	04/13/21	980,000	981,123	(b)
Wynn Las Vegas LLC
7.88%	05/01/20	1,324,000	1,443,160	(h)
XL Group PLC (Series E)
6.50%	12/29/49	1,256,000	1,152,380	(i)
Xstrata Finance Canada Ltd.
5.80%	11/15/16	1,187,275	1,329,619	(b)
			253,773,848

Non-Agency Collateralized Mortgage Obligations — 2.1%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	1,060,000	1,053,381	(h)
5.73%	07/10/46	1,110,000	930,523	(h)
5.93%	02/10/51	4,167,000	4,527,980	(h)
6.39%	02/10/51	1,272,000	1,417,051	(i)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	2,100,000	2,297,758
Banc of America Merrill Lynch Commercial Mortgage Inc.
6.00%	02/10/51	1,000,000	978,853	(i)
Banc of America Mortgage Securities Inc. (Class B1)
4.52%	02/25/36	140,714	6,765	(n)
4.78%	01/25/36	113,776	5,227	(n)
Bear Stearns Commercial Mortgage Securities
5.94%	09/11/38	1,070,000	1,113,421	(i)
Bear Stearns Commercial Mortgage Securities (Class A2)
5.57%	03/11/39	1,000,000	1,005,000	(h,i)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.91%	06/11/40	710,000	559,668	(h)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.71%	04/12/38	1,050,000	1,101,792
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	730,000	642,365	(h)
Commercial Mortgage Pass Through Certificates (Class AM)
5.97%	06/10/46	4,900,000	5,042,802	(h)
Countrywide Commercial Mortgage Trust (Class AJ)
6.10%	06/12/46	1,050,000	969,277	(i)
Credit Suisse First Boston Mortgage Securities Corp.
5.23%	12/15/40	1,000,000	951,038	(i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	162,954	9,072	(n)
Credit Suisse Mortgage Capital Certificates
5.47%	09/15/39	1,210,000	1,304,933

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Credit Suisse Mortgage Capital Certificates (Class C)
5.78%	02/15/39	$500,000	$421,183
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.62%	02/25/36	107,904	5,517	(h,n)
DBUBS Mortgage Trust
5.73%	11/10/46	1,060,000	807,941	(b,h)
Extended Stay America Trust
5.50%	11/05/27	2,000,000	1,996,641	(b)
Greenwich Capital Commercial Funding Corp.
5.48%	03/10/39	400,000	387,403
GS Mortgage Securities Corp.
5.99%	08/10/45	1,020,000	1,095,072	(i)
GS Mortgage Securities Corp. II
5.73%	03/10/44	1,870,000	1,709,922	(b,i)
Impac CMB Trust (Class 1A1)
5.00%	04/25/35	213,850	167,526	(d,h)
Indymac INDA Mortgage Loan Trust (Class B1)
4.59%	01/25/36	58,506	1,025	(h,n)
JP Morgan Chase Commercial Mortgage Securities Corp.
5.34%	08/12/37	860,000	936,277	(i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.44%	06/12/47	1,950,000	2,084,081	(h)
5.79%	02/12/51	2,220,000	2,409,877	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	695,000	705,219
6.10%	02/12/51	350,000	343,905
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.70%	04/15/43	690,000	590,823	(h)
LB-UBS Commercial Mortgage Trust
6.31%	04/15/41	700,000	698,845	(i)
LB-UBS Commercial Mortgage Trust ( Class A2)
6.31%	04/15/41	2,460,000	2,739,542	(i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	630,000	680,736
5.16%	02/15/31	860,000	930,490
LB-UBS Commercial Mortgage Trust (Class AJ)
6.31%	04/15/41	320,000	270,887	(i)
LB-UBS Commercial Mortgage Trust (Class AM)
6.37%	09/15/45	530,000	520,921	(i)
LB-UBS Commercial Mortgage Trust (Series 2006) (Class AJ)
5.28%	02/15/41	1,000,000	933,564	(i)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	23,591	2,698	(g,h,o)

		Principal Amount	Fair Value

Medallion Trust (Series 2005) (Class A)
5.33%	08/22/36	$608,208	$588,240	(d)
Merrill Lynch Mortgage Trust (Class AJ)
5.86%	05/12/39	1,750,000	1,616,770	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.86%	05/12/39	768,000	593,829
Morgan Stanley Capital I
5.16%	10/12/52	2,000,000	2,171,689	(i)
5.48%	02/12/44	1,610,000	1,539,899	(i)
5.90%	10/15/42	922,000	803,506
Morgan Stanley Capital I (Class A4)
5.81%	12/12/49	2,500,000	2,743,239
5.99%	08/12/41	380,000	425,230	(i)
Morgan Stanley Capital I (Class AM)
6.46%	01/11/43	910,000	947,919
Morgan Stanley Capital I (Class B)
5.90%	10/15/42	150,000	138,494
MortgageIT Trust (Class A1)
5.00%	08/25/35	1,474,626	1,132,973	(d)
Opteum Mortgage Acceptance Corp. (Class A1A)
8.32%	02/25/35	70,410	66,923	(d,h)
Residential Funding Mortgage Securities I (Class M1)
5.75%	01/25/36	87,692	1	(h,n)
Vornado DP LLC
6.36%	09/13/28	380,000	357,688	(b,h)
Wachovia Bank Commercial Mortgage Trust
6.23%	06/15/45	780,000	572,132
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	1,390,000	1,312,028	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	810,000	832,703	(i)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	1,047,445	178,120	(h,n)
Wells Fargo Mortgage Backed Securities Trust (Class B2)
5.50%	03/25/36	141,554	1	(h,n)
			60,378,385

Sovereign Bonds — 0.4%

Democratic Socialist Republic of Sri Lanka
7.40%	01/22/15	100,000	108,875	(b,h)
8.25%	10/24/12	100,000	106,401
Eskom Holdings Ltd.
5.75%	01/26/21	200,000	207,000	(b)
Financing of Infrastrucural Projects State Enterprise
8.38%	11/03/17	171,000	178,695	(b)

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Fair Value

Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	$250,000	$261,630	(b)
Government of Argentina
2.50%	12/31/38	214,767	93,424	(j)
4.21%	08/03/12	861,100	211,142	(d,i)
Government of Belize
6.00%	02/20/29	443,100	288,015	(j)
Government of Brazil
5.63%	01/07/41	330,000	339,075
6.00%	01/17/17	200,000	233,700
6.00%	02/20/29	171,100	111,215	(b,j)
8.25%	01/20/34	133,000	182,875
Government of Colombia
7.38%	03/18/19	100,000	124,650
Government of Costa Rica
10.00%	08/01/20	149,000	204,875	(b,h)
Government of Croatia
6.38%	03/24/21	300,000	312,000	(b)
Government of El Salvador
7.65%	06/15/35	280,000	289,800	(b,h)
Government of Grenada
2.50%	09/15/25	350,200	217,124	(b,j)
Government of Hungary
4.75%	02/03/15	500,000	513,750
6.25%	01/29/20	1,029,000	1,086,624
6.38%	03/29/21	371,000	391,405
7.63%	03/29/41	558,000	601,942
Government of Lebanon
4.00%	12/31/17	66,950	64,674
6.38%	03/09/20	200,000	206,500
Government of Lithuania
6.75%	01/15/15	200,000	221,000	(b)
7.38%	02/11/20	300,000	347,250	(b)
Government of Peruvian
6.55%	03/14/37	447,000	498,629
7.35%	07/21/25	100,000	122,150
Government of Philippine
6.38%	10/23/34	200,000	218,500
6.50%	01/20/20	186,000	216,467
Government of Poland
5.13%	04/21/21	185,000	191,244
6.38%	07/15/19	74,000	84,545
Government of Turkey
5.63%	03/30/21	360,000	376,200
Government of Ukraine
6.25%	06/17/16	1,500,000	1,498,200	(b)
Government of Uruguay
6.88%	09/28/25	220,478	267,881
Government of Vietnam
1.27%	03/12/16	73,044	64,400	(i)
Korea Expressway Corp.
4.50%	03/23/15	133,000	139,160	(b)
Korea National Oil Corp.
2.88%	11/09/15	686,000	671,097	(b)
Lebanese Republic
5.15%	11/12/18	173,000	166,945

		Principal Amount	Fair Value

Province of Manitoba Canada
4.90%	12/06/16	$165,000	$186,575	(h)
Republic of Dominican
7.50%	05/06/21	100,000	104,000	(b,h)
9.50%	09/27/11	57,088	58,087
Republic of Ghana
8.50%	10/04/17	200,000	226,000	(b)
Republic of Indonesia
4.88%	05/05/21	300,000	307,125	(b)
Republic of Lebanese
6.10%	10/04/22	173,000	167,810
Russian Foreign Bond — Eurobond
5.00%	04/29/20	200,000	206,750	(b)
United Mexican States
5.13%	01/15/20	199,000	214,920
6.05%	01/11/40	130,000	138,320
			13,028,646

Municipal Bonds and Notes — 0.2%

Municipal Electric Authority of Georgia
6.64%	04/01/57	2,119,000	2,031,401
New Jersey State Turnpike Authority
7.10%	01/01/41	495,000	575,566
7.41%	01/01/40	200,000	241,408
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	620,000	645,680
South Carolina State Public Service Authority
6.45%	01/01/50	495,000	547,222
State of California
5.70%	11/01/21	705,000	741,900
			4,783,177

FNMA — 0.0%*
Lehman TBA
5.50%**	TBA	620,251	—	(c,l,n)

Total Bonds and Notes (Cost $754,836,127)			761,994,372
		Number of Shares	Fair Value
Exchange Traded Funds — 0.5%
Financial Select Sector SPDR Fund		187,080	$2,867,937	(m)
Industrial Select Sector SPDR Fund		318,515	11,861,499	(m)

Total Exchange Traded Funds (Cost $16,056,740)			14,729,436

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

			Fair Value
Other Investments — 0.2%
GEI Investment Fund (Cost $5,043,981)			$5,094,421	(k)

Total Investments in Securities (Cost $2,409,683,023)			2,662,698,919
Short-Term Investments — 11.9%

Short-Term Investments — 5.5%
GE Institutional Money Market Fund Investment Class 0.11%			160,961,248	(d,k)

		Principal Amount	Fair Value

Time Deposit — 0.0%*

State Street Corp.
0.01%	07/01/11	$258,191	$258,191	(e)

Federal Agencies — 6.4%
Federal National Mortgage Assoc. Discount Notes
0.08%	10/03/11	10,000,000	9,998,680	(d)
0.09%	11/02/11	46,000,000	45,988,822	(d)
Federal Home Loan Bank Discount Notes
0.05%	08/19/11	32,000,000	31,999,104	(d)
0.07%	09/02/11	3,000,000	2,999,841	(d)
0.08%	11/02/11	40,000,000	39,990,280	(d)
Federal Home Loan Mortgage Corp. Discount Notes
0.06%	10/12/11	18,500,000	18,497,336	(d)
0.08%	10/06/11	35,000,000	34,995,240	(d)
			184,469,303

Total Short-Term Investments (Cost $345,670,108)			345,688,742

Total Investments (Cost $2,755,353,131)			3,008,387,661

Liabilities in Excess of Other Assets, net — (3.7)%			(108,132,838)

NET ASSETS — 100.0%			$2,900,254,823

Other Information

The Fund had the following long futures contracts open at June 30, 2011:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
EURO Stoxx 50 Index Futures	September 2011	109	$4,500,795	$181,642
FTSE 100 Index Futures	September 2011	43	4,074,755	120,703
S&P 500 Emini Index Futures	September 2011	144	9,471,600	241,081
S&P Midcap 400 Emini Index Futures	September 2011	52	5,077,800	80,114
Topix Index Futures	September 2011	20	2,103,764	108,983
2 Yr. U.S.Treasury Notes Futures	September 2011	579	127,000,031	283,876
5 Yr. U.S.Treasury Notes Futures	September 2011	115	13,707,461	100,738
10 Yr. U.S.Treasury Notes Futures	September 2011	46	5,627,094	(94,469)

				$1,022,668

The Fund had the following short futures contracts open at June 30, 2011:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
EURO Currency Futures	September 2011	322	$(58,314,200)	$215,135
JPY Currency Futures	September 2011	136	(21,136,100)	106,440
Ultra long U.S. Treasury Bond Futures	September 2011	5	(631,250)	8,635

				$330,210

				$1,352,878

The Fund was invested in the following countries at June 30, 2011:

Country	Percentage (based on Fair Value)
United States	72.57%
United Kingdom	4.90%
Germany	2.98%
France	2.65%
Japan	2.45%
Switzerland	1.82%
Canada	1.75%
China	1.40%
Brazil	1.15%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

Country	Percentage (based on Fair Value)
South Korea	0.76%
India	0.72%
Netherlands	0.70%
Taiwan	0.68%
Hong Kong	0.66%
Spain	0.52%
Russian Federation	0.44%
Australia	0.40%
Mexico	0.39%
Italy	0.31%
South Africa	0.29%
Sweden	0.26%
Indonesia	0.22%
Singapore	0.20%
Israel	0.17%
Denmark	0.16%
Supranational	0.12%
Peru	0.12%
Chile	0.12%
Luxembourg	0.11%
Malaysia	0.09%
Philippines	0.09%
Hungary	0.09%
Ukraine	0.08%
Argentina	0.06%
Thailand	0.06%
Colombia	0.05%
Turkey	0.04%
United Arab Emirates	0.04%
Egypt	0.03%
Trinidad and Tobago	0.03%
Kazakhstan	0.03%
Cayman Islands	0.02%
Tunisia	0.02%
Finland	0.02%
Lebanon	0.02%
Lithuania	0.02%
Ireland	0.02%
El Salvador	0.02%
Panama	0.02%
Belarus	0.01%
Belize	0.01%
Jamaica	0.01%
Croatia	0.01%
Poland	0.01%
Uruguay	0.01%
Qatar	0.01%
Ghana	0.01%
Grenada	0.01%
Sri Lanka	0.01%
Costa Rica	0.01%
Bolivarian Republic of Venezuela	0.01%
Dominican Republic	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at June 30, 2011:

Industry	Domestic	Foreign	Total
Diversified Financial Services	1.30%	2.83%	4.13%
Integrated Oil & Gas	1.30%	2.17%	3.47%
Pharmaceuticals	1.51%	0.88%	2.39%
Semiconductors	0.90%	0.77%	1.67%
Diversified Metals & Mining	0.21%	1.45%	1.66%
Aerospace & Defense	0.99%	0.65%	1.64%
Wireless Telecommunication Services	0.64%	1.00%	1.64%
Internet Software & Services	0.71%	0.69%	1.40%
Packaged Foods & Meats	0.77%	0.63%	1.40%
Oil & Gas Equipment & Services	1.27%	0.08%	1.35%
Oil & Gas Exploration & Production	0.99%	0.29%	1.28%
Fertilizers & Agricultural Chemicals	0.40%	0.85%	1.25%
Asset Management & Custody Banks	1.25%	0.00%	1.25%
Life & Health Insurance	0.51%	0.72%	1.23%
Communications Equipment	0.99%	0.21%	1.20%
Steel	0.59%	0.61%	1.20%
Biotechnology	1.19%	0.00%	1.19%
Household Products	0.61%	0.55%	1.16%
Automobile Manufacturers	0.00%	1.15%	1.15%
Systems Software	1.13%	0.00%	1.13%
Industrial Conglomerates	0.00%	0.99%	0.99%
Healthcare Services	0.71%	0.26%	0.97%
IT Consulting & Other Services	0.64%	0.30%	0.94%
Industrial Gases	0.36%	0.52%	0.88%
Integrated Telecommunication Services	0.58%	0.28%	0.86%
Soft Drinks	0.86%	0.00%	0.86%
Life Sciences Tools & Services	0.83%	0.02%	0.85%
Healthcare Equipment	0.82%	0.00%	0.82%
Movies & Entertainment	0.78%	0.00%	0.78%
Multi-Line Insurance	0.30%	0.47%	0.77%
Multi-Utilities	0.33%	0.44%	0.77%
Electric Utilities	0.62%	0.14%	0.76%
Industrial Machinery	0.33%	0.41%	0.74%
Property & Casualty Insurance	0.68%	0.00%	0.68%
Data Processing & Outsourced Services	0.65%	0.00%	0.65%
Application Software	0.33%	0.31%	0.64%
Computer Hardware	0.63%	0.00%	0.63%
Investment Banking & Brokerage	0.39%	0.16%	0.55%
Electrical Components & Equipment	0.38%	0.16%	0.54%
Specialized Finance	0.38%	0.15%	0.53%
Construction & Engineering	0.11%	0.41%	0.52%
Advertising	0.50%	0.00%	0.50%
Exchange Traded Fund	0.49%	0.00%	0.49%
Office REITs	0.42%	0.00%	0.42%
Apparel, Accessories & Luxury Goods	0.19%	0.22%	0.41%
Specialized REITs	0.41%	0.00%	0.41%
Trading Companies & Distributors	0.15%	0.25%	0.40%

See Notes to Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Schedule of Investments	June 30, 2011 (unaudited)

Industry	Domestic	Foreign	Total
Independent Power Producers & Energy Traders	0.37%	0.00%	0.37%
Cable & Satellite	0.36%	0.00%	0.36%
Coal & Consumable Fuels	0.29%	0.07%	0.36%
Construction & Farm Machinery & Heavy Trucks	0.25%	0.11%	0.36%
Home Improvement Retail	0.35%	0.00%	0.35%
Oil & Gas Storage & Transportation	0.34%	0.00%	0.34%
Diversified Real Estate Activities	0.00%	0.32%	0.32%
Healthcare Supplies	0.00%	0.32%	0.32%
Research & Consulting Services	0.32%	0.00%	0.32%
Distillers & Vintners	0.00%	0.31%	0.31%
Electronic Components	0.09%	0.22%	0.31%
Hypermarkets & Super Centers	0.06%	0.25%	0.31%
General Merchandise Stores	0.30%	0.00%	0.30%
Regional Banks	0.15%	0.14%	0.29%
Security & Alarm Services	0.21%	0.07%	0.28%
Specialty Chemicals	0.19%	0.09%	0.28%
Food Retail	0.00%	0.27%	0.27%
Hotels, Resorts & Cruise Lines	0.19%	0.08%	0.27%
Retail REITs	0.27%	0.00%	0.27%
Consumer Finance	0.24%	0.00%	0.24%
Restaurants	0.19%	0.05%	0.24%
Diversified Capital Markets	0.00%	0.22%	0.22%
Apparel Retail	0.10%	0.11%	0.21%
Diversified Support Services	0.02%	0.19%	0.21%
Agricultural Products	0.14%	0.06%	0.20%
Real Estate Services	0.20%	0.00%	0.20%
Air Freight & Logistics	0.19%	0.00%	0.19%
Residential REITs	0.19%	0.00%	0.19%
Thrifts & Mortgage Finance	0.18%	0.00%	0.18%
Home Furnishing Retail	0.17%	0.00%	0.17%
Rail Roads	0.17%	0.00%	0.17%
Building Products	0.00%	0.16%	0.16%
Casinos & Gaming	0.12%	0.04%	0.16%
Reinsurance	0.16%	0.00%	0.16%
Gold	0.00%	0.15%	0.15%
Automotive Retail	0.14%	0.00%	0.14%
Broadcasting	0.08%	0.06%	0.14%
Oil & Gas Drilling	0.11%	0.02%	0.13%
Semiconductor Equipment	0.13%	0.00%	0.13%
Home Entertainment Software	0.12%	0.00%	0.12%
Tobacco	0.11%	0.01%	0.12%
Department Stores	0.10%	0.01%	0.11%
Marine	0.00%	0.11%	0.11%
Computer Storage & Peripherals	0.10%	0.00%	0.10%
Distributors	0.09%	0.00%	0.09%
Diversified REITs	0.09%	0.00%	0.09%
Healthcare Facilities	0.09%	0.00%	0.09%
Human Resource & Employment Services	0.00%	0.09%	0.09%
Precious Metals & Minerals	0.05%	0.04%	0.09%
Airlines	0.00%	0.08%	0.08%
Drug Retail	0.08%	0.00%	0.08%
Healthcare Distributors	0.08%	0.00%	0.08%

Industry	Domestic	Foreign	Total
Specialty Stores	0.08%	0.00%	0.08%
Healthcare Technology	0.07%	0.00%	0.07%
Home Building	0.07%	0.00%	0.07%
Industrial REITs	0.07%	0.00%	0.07%
Personal Products	0.07%	0.00%	0.07%
Food Distributors	0.05%	0.01%	0.06%
Internet Retail	0.06%	0.00%	0.06%
Diversified Chemicals	0.06%	0.00%	0.06%
Electronic Manufacturing Services	0.00%	0.05%	0.05%
Metal & Glass Containers	0.00%	0.04%	0.04%
Brewers	0.00%	0.03%	0.03%
Electronic Equipment & Instruments	0.00%	0.03%	0.03%
Footwear	0.03%	0.00%	0.03%
Housewares & Specialties	0.03%	0.00%	0.03%
Managed Healthcare	0.03%	0.00%	0.03%
Oil & Gas Refining & Marketing	0.00%	0.03%	0.03%
Paper Packaging	0.03%	0.00%	0.03%
Real Estate Operating Companies	0.00%	0.03%	0.03%
Trucking	0.03%	0.00%	0.03%
Water Utilities	0.03%	0.00%	0.03%
Auto Parts & Equipment	0.00%	0.02%	0.02%
Heavy Electrical Equipment	0.00%	0.02%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Office Electronics	0.02%	0.00%	0.02%
Office Services & Supplies	0.01%	0.00%	0.01%
Publishing	0.01%	0.00%	0.01%

			63.01%

Sector	Percentage (based on Fair Value)
Agency Mortgage Backed	9.36%
Corporate Notes	8.44%
U.S. Treasuries	4.04%
Non-Agency Collateralized Mortgage Obligations	2.01%
Agency Collateralized Mortgage Obligations	0.57%
Sovereign Bonds	0.43%
Asset Backed	0.29%
Municipal Bonds and Notes	0.16%
Federal Agencies	0.03%

25.33%

Short-Term and Other Investments
Short-Term	11.49%
Other Investments	0.17%

11.66%

100.00%

See Notes to Schedule of Investments and Notes to Financial Statements.

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, these securities amounted to $79,462,605 or 2.74% of the net assets of the GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At June 30, 2011 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011.
(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

(l)	Securities in default

(m)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(n)	Illiquid securities. At June 30, 2011, these securities amounted to $217,514 or 0.01% of net assets for the GE Investments Total Return Fund. These securities have been determined to be illiquid using procedures established by the Fund’s Board of Trustees.

(o)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*	Less than 0.05%.

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of June 30, 2011.

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard & Poors Depository Receipts

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	6/30/11*		12/31/10		12/31/09		12/31/08(d)		12/31/07		12/31/06
Inception date	—		—		—		—		—		7/1/85
Net asset value, beginning of period	$16.42		$15.18		$12.75		$18.61		$17.69		$16.04
Income/(loss) from investment operations:
Net investment income	0.15		0.23	**	0.20	**	0.35	**	0.35		0.36
Net realized and unrealized gains/(losses) on investments	0.45		1.23		2.45		(5.80)		1.71		1.84
Total income/(loss) from investment operations	0.60		1.46		2.65		(5.45)		2.06		2.20
Less distributions from:
Net investment income	—		0.22		0.19		0.34		0.35		0.31
Net realized gains	—		—		—		0.07		0.79		0.24
Return of capital	—		—		0.03		—		—		—
Total distributions	—		0.22		0.22		0.41		1.14		0.55
Net asset value, end of period	$17.02		$16.42		$15.18		$12.75		$18.61		$17.69
TOTAL RETURN(a)	3.65%		9.64%		20.81%		(29.28)%		11.68%	(b)	13.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,138,306		$1,152,587		$1,131,038		$989,975		$1,525,002		$1,390,230
Ratios to average net assets:
Net investment income	1.79%	†	1.51%		1.47%		2.16%		2.20%		2.33%
Net Expenses	0.73%	(b)(c)†	0.69%	(b)(c)	0.67%	(b)(c)	0.51%	(b)(c)	0.52%	(c)	0.48%	(c)
Gross Expenses	0.75%	†	0.73%		0.70%		0.55%		0.56%		0.53%
Portfolio turnover rate	94%		148%		174%		203%		176%		138%

The accompanying Notes are an integral part of these financial statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 3
	6/30/11*		12/31/10		12/31/09		12/31/08(d)		12/31/07		12/31/06
Inception date	—		—		—		—		—		5/1/06
Net asset value, beginning of period	$16.38		$15.15		$12.73		$18.59		$17.69		$17.03
Income/(loss) from investment operations:
Net investment income	0.13		0.19	**	0.17	**	0.34	**	0.35		0.12
Net realized and unrealized gains/(losses) on investments	0.45		1.23		2.45		(5.80)		1.69		1.10
Total income/(loss) from investment operations	0.58		1.42		2.62		(5.46)		2.04		1.22
Less distributions from:
Net investment income	—		0.19		0.17		0.33		0.35		0.32
Net realized gains	—		—		—		0.07		0.79		0.24
Return of capital	—		—		0.03		—		—		—
Total distributions	—		0.19		0.20		0.40		1.14		0.56
Net asset value, end of period	$16.96		$16.38		$15.15		$ 12.73		$ 18.59		$ 17.69
TOTAL RETURN(a)	3.54%		9.37%		20.57%		(29.37)%		11.56%	(b)	7.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,761,949		$1,691,910		$1,421,191		$1,110,117		$1,173,708		$396,349
Ratios to average net assets:
Net investment income	1.54%	†	1.26%		1.26%		2.05%		2.04%		2.09%
Net Expenses	0.98%	(b)(c)†	0.94%	(b)(c)	0.87%	(b)(c)	0.61%	(b)(c)	0.61%	(c)	0.62%	(c)
Gross Expenses	1.00%	†	0.98%		0.91%		0.65%		0.65%		0.69%
Portfolio turnover rate	94%		148%		174%		203%		176%		138%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund (“GE Money Market Fund”) and the GE Institutional Money Market Fund.
(c)	Reflects GE Asset Management’s contractual arrangement with GE Investments Funds, Inc. to limit the Fund’s total operating expenses of each class share (excluding class specific expenses) to 0.32% of the average daily net assets of the Fund attributable to such class share on an annual basis. This arrangement expired on April 30, 2011.
(d)	Less than $0.01 per share of the distribution paid was from return of capital.
*	Unaudited
**	Per share values have been calculated using the average share method.
†	Annualized for periods less than one year.

The accompanying Notes are an integral part of these financial statements.

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $2,404,639,042)	$2,657,604,498
Investments in affiliated securities, at Fair Value (cost $5,043,981)	5,094,421
Short-Term Investments at Fair Value (cost $184,708,860)	184,727,494
Short-Term affiliated investments (at amortized cost)	160,961,248
Restricted cash	3,035,895
Foreign cash (cost $330,055)	331,217
Receivable for investments sold	52,327,057
Income receivables	10,427,271
Receivable for fund shares sold	607,212
Variation margin receivable	479,262
Receivable from GEAM	191,029
Total Assets	3,075,786,604

LIABILITIES
Payable for investments purchased	171,980,460
Payable for fund shares redeemed	621,689
Payable to GEAM	1,882,081
Accrued other expenses	555,552
Variation margin payable	491,332
Other liabilities	667
Total Liabilities	175,531,781
NET ASSETS	$2,900,254,823

NET ASSETS CONSIST OF:
Capital paid in	2,857,807,326
Undistributed (distribution in excess of) net investment income	23,240,141
Accumulated net realized gain (loss)	(235,561,061)
Net unrealized appreciation on:
Investments	253,286,702
Futures	1,352,878
Foreign currency related transactions	128,837
NET ASSETS	$2,900,254,823

Class 1:

NET ASSETS	1,138,306,215
Shares outstanding ($0.01 par value; unlimited shares authorized)	66,874,959
Net asset value per share	$17.02

Class 3

NET ASSETS	1,761,948,608
Shares outstanding ($0.01 par value; unlimited shares authorized)	103,898,326
Net asset value per share	$16.96

The accompanying Notes are an integral part of these financial statements.

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Dividend	$22,228,079
Interest	15,503,750
Interest from affiliated investments	77,678
Less: Foreign taxes withheld	(1,425,858)
Total Income	36,383,649

Expenses:
Advisory and administration fees	7,260,220
Distributors Fees
Class 1	1,147,207
Class 2*	21,986
Class 3	3,895,072
Transfer agent fees	30,227
Director’s fees	40,906
Custody and accounting expenses	333,945
Professional fees	65,160
Other expenses	175,469
Total expenses before waiver and reimbursement	12,970,192
Less: Expenses reimbursed by the adviser	(152,580)
Less: Expenses waived or borne by the adviser	(109,710)
Net expenses	12,707,902
Net investment income	23,675,747

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	93,607,219
Futures	(5,943,909)
Foreign currency transactions	(9,375)

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	(7,935,148)
Futures	(372,793)
Foreign currency transactions	60,612
Net realized and unrealized gain on investments	79,406,606
Net increase in net assets resulting from operations	$103,082,353

*	Share Class 2 was closed as of June 22, 2011.

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets
	Six Months Ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$23,675,747	$35,829,364
Net realized gain (loss) on investments, futures and foreign currency transactions	87,653,935	17,193,970
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions	(8,247,329)	195,555,216
Net increase from operations	103,082,353	248,578,550
Distributions to shareholders from :
Net investment income
Class 1	—	(15,446,329)
Class 2**	—	(317,323)
Class 3	—	(19,259,147)
Total distributions	—	(35,022,799)
Increase in net assets from operations and distributions	103,082,353	213,555,751
Share transactions :
Proceeds from sale of shares
Class 1	1,324,773	7,620,320
Class 2**	1,631,262	5,626,979
Class 3	89,117,416	192,903,673
Value of distributions reinvested
Class 1	—	15,446,329
Class 2**	—	317,323
Class 3	—	19,259,147
Cost of shares redeemed
Class 1	(57,619,264)	(89,418,651)
Class 2**	(26,443,050)	(1,701,770)
Class 3	(79,380,063)	(65,437,159)
Net increase (decrease) from share transactions	(71,368,926)	84,616,191
Total increase in net assets	31,713,427	298,171,942

NET ASSETS
Beginning of period	2,868,541,396	2,570,369,454
End of period	$2,900,254,823	$2,868,541,396
Undistributed (distribution in excess of) net investment income, end of period	$23,240,141	$(435,606)

*	Unaudited
**	Share Class 2 was closed as of June 22, 2011.

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) Changes in Fund Shares
	Six Months Ended June 30, 2011*	Year Ended December 31, 2010
CHANGES IN FUND SHARES

Class 1
Shares sold	79,059	495,434
Issued for distributions reinvested	—	941,849
Shares redeemed	(3,415,344)	(5,752,425)
Net increase (decrease) in fund shares	(3,336,285)	(4,315,142)

Class 2**
Shares sold	97,549	363,249
Issued for distributions reinvested	—	19,420
Shares redeemed	(1,567,546)	(111,812)
Net increase (decrease) in fund shares	(1,469,997)	270,857

Class 3
Shares sold	5,292,450	12,570,250
Issued for distributions reinvested	—	1,177,209
Shares redeemed	(4,713,724)	(4,260,891)
Net increase (decrease) in fund shares	578,726	9,486,568

*	Unaudited
**	Share Class 2 was closed as of June 22, 2011

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Statements	June 30, 2011 (unaudited)

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund (the “Fund”), Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes of the Fund as investment options for variable life insurance and variable annuity contracts — Class 1 and Class 3. Class 2 and 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. As of June 22, 2011, Class 2 shares of the Fund are no longer available. Each class of shares has different fees and expenses, and as a result, each class of shares will have a different share price and performance. Not all variable contracts offer every class of the Fund’s shares.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign

Notes to Financial Statements	June 30, 2011 (unaudited)

currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund invests in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument or to hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific

Notes to Financial Statements	June 30, 2011 (unaudited)

expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with

Notes to Financial Statements	June 30, 2011 (unaudited)

valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds‘ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

The Fund uses the net asset value per unit for the collective fund. The Fund classifies the investment security in level 2.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on a basis of amortized cost, which approximates market value and those are included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Notes to Financial Statements	June 30, 2011 (unaudited)

The following tables present the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities
Domestic Equity	$1,129,545,051	$—	$—	$1,129,545,051
Foreign Equity	729,703,432	4,883,123	—	734,586,555
U.S. Treasuries	—	121,626,009	—	121,626,009
Federal Agencies	—	937,004	—	937,004
Agency Mortgage Backed	—	281,478,201	—	281,478,201
Agency CMOs	—	17,116,952	137,894	17,254,846
Asset Backed	—	8,734,256	—	8,734,256
Corporate Notes	—	253,773,848	—	253,773,848
Non-Agency CMOs	—	60,378,385	—	60,378,385
Sovereign Bonds	—	13,028,646	—	13,028,646
Municipal Notes and Bonds	—	4,783,177	—	4,783,177
Exchange Traded Funds	14,729,436	—	—	14,729,436
Preferred Stock	16,749,084	—	—	16,749,084
Other Investments	—	5,094,421	—	5,094,421
Short-Term Investments	160,961,248	184,727,494	—	345,688,742

Total Investments in Securities	$2,051,688,251	$956,561,516	$137,894	$3,008,387,661

Other Financial Instruments*
Futures Contracts — Unrealized Appreciation	$1,447,347	$—	$—	$1,447,347
Futures Contracts — Unrealized Depreciation	(94,469)	—	—	(94,469)

Total Other Financial Instruments	$1,352,878	$—	$—	$1,352,878

* Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended June 30, 2011, within Total Return Fund:

	Agency CMOs	Non-Agency CMOs	Total
Balance at 12/31/10	$780,609	$207	$780,816
Accrued discounts/premiums	(33,350)	—	(33,350)
Realized gain (loss)	63,895	(56,568)	7,327
Change in unrealized gain (loss)	(64,279)	56,426	(7,853)
Purchases	55,252	—	55,252
Sales	(262,629)	(65)	(262,694)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(401,604)	—	(401,604)
Balance at 06/30/11	$137,894	$—	$137,894
Change in unrealized appreciation (depreciation) relating to securities still held at 06/30/11	$7,374	$—	$7,374

There were no significant transfers between Level 1 and Level 2. Transfers between fair value levels are considered to occur at the beginning of the period.

Notes to Financial Statements	June 30, 2011 (unaudited)

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of June 30, 2011.

	Asset Derivatives June 30, 2011			Liability Derivatives June 30, 2011
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets -	393,249	*	Liabilities, Net Assets -	(94,469	)*
	Net Unrealized Appreciation/			Net Unrealized Appreciation/
	(Depreciation) on Futures			(Depreciation) on Futures
Equity Contracts	Assets, Net Assets -	732,523	*	Liabilities, Net Assets -	—
	Net Unrealized Appreciation/			Net Unrealized Appreciation/
	(Depreciation) on Futures			(Depreciation) on Futures
Foreign Currency Contracts	Assets, Net Assets -	321,575	*	Liabilities, Net Assets -	—
	Net Unrealized Appreciation/			Net Unrealized Appreciation/
	(Depreciation) on Futures			(Depreciation) on Futures

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of Net Assets section of the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain or (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain/(loss) on	248,656,926/	2,869,139	259,034
	Futures, Increase/(decrease)	(267,201,764)
	in unrealized appreciation/
	(depreciation) on Futures
Interest Rate Contracts	Realized gain/(loss) on	1,329,713,919/	(4,393,938)	(952,420)
	Futures, Increase/(decrease)	(1,138,412,912)
	in unrealized appreciation/
	(depreciation) on Futures
Foreign Currency Contracts	Realized gain/(loss) on	156,493,747/	(4,419,110)	320,593
	Futures, Increase/(decrease)	(231,847,327)
	in unrealized appreciation/
	(depreciation) on Futures
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six month period ended June 30, 2011.

Notes to Financial Statements	June 30, 2011 (unaudited)

6.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund.

For periods prior to May 1, 2010: Pursuant to an expense limitation agreement with the Fund, GEAM had agreed to limit the advisory and administrative fees paid by the Fund on an annual basis to 0.48% of the average daily net assets of the Fund. The advisory and administrative fee reduced by GEAM may however be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund’s Class 1 shares, after giving effect to the recoupment, would not exceed 0.80% for the fiscal year in which the recoupment is made. This agreement was terminated on April 30, 2010.

For the period May 1, 2010 - April 30, 2011: GEAM entered into a contractual arrangement with the Company to limit other expenses of each share class of the Fund (excluding applicable Investor Service Plan fee of 0.20%) at or below 0.03% on an annualized basis. Expenses borne by GEAM pursuant to the expense limitation agreement may be recouped by GEAM for up to three years from the date the expense was incurred. A reimbursement payment was not made if it caused the Company to exceed its expense limit.

Investor Service Plan — Class 1 and Class 3 Shares The Company adopted an Investor Service Plan (the “Service Plan”) on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Fund. The Service Plans were not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Service Plan provides that during any fiscal year, the amount of compensation paid under the Services Plan by the Total Return Fund Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to each such class shares.

Distribution and Shareholder Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1 and Class 3 shares of the Total Return Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under the 12b-1 Plan for Class 3 shares, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (GEID), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under the 12b-1 Plan may not exceed 0.25% for Class 3 shares, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

Notes to Financial Statements	June 30, 2011 (unaudited)

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2011, were as follows:

U.S. Government Securities
Purchases	Sales
$1,752,950,734	$1,750,406,298

Other Securities
Purchases	Sales
$809,689,742	$927,279,877
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

As of June 30, 2011, information on the tax cost of investments was as follows:

Cost of investment for tax purposes	Gross Tax		Net tax appreciation/ (depreciation)
	Appreciation	Depreciation
$2,815,882,309	$245,847,700	$(53,342,348)	$192,505,352

As of December 31, 2010, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Amount	Expires
$ 9,200,542	12/31/2016
252,149,075	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Fund utilized $12,523,032 of prior year capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2010 as follows:

Capital	Currency
$—	$84,226

The tax composition of distributions paid during the year ended December 31, 2010 was as follows:

	Ordinary Income	Long-Term Capital Gains
2010	$35,022,799	$—
2009	30,701,311	—

Distributions to Shareholders The Fund declares and pays net investment income and any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations

Notes to Financial Statements	June 30, 2011 (unaudited)

which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on foreign currency transactions, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, losses deferred due to offsetting positions, distributions from Real Estate Investment Trusts (REITs), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$(853,731)	$765,630	$88,101

9.	Significant Transaction

Effective June 22, 2011 the Fund closed Class 2 shares. A full redemption was made by investors in the share class at the closing net asset value.

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the Total Return Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposal. At the meeting, the proposal was approved by the Fund and the following votes were recorded:

Proposal:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%
Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	158,699,893.402	90.664%	96.550%
Abstain	5,670,860.097	3.240%	3.450%
Total	164,370,753.499	93.904%	100.000%

	Mr. Matthew J. Simpson
Affirmative	158,718,885.622	90.675%	96.562%
Abstain	5,651,867.877	3.229%	3.438%
Total	164,370,753.499	93.904%	100.000%

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Money Market Fund	Letter from the Chairman

Michael J. Cosgrove

Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — Money Market Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary.

We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high-offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Money Market Fund

Mike Cosgrove is President and Chief Executive Officer — Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer — GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Money Market Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

Money Market Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Money Market Fund (the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Money Market Fund	(unaudited)

Michael E. Martini

Vice President

The Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon and Michael E. Martini. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund.

Michael E. Martini is a Vice President and a Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

James C. Gannon is an Assistant Portfolio Manager of GE Asset Management. He has served on the portfolio management team for the Fund since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

Q.	How did the Money Market Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the Money Market Fund returned 0.00% for Class 1 shares. The 90-day Treasury Bill, the Fund’s benchmark, returned 0.04% and the Fund’s Morningstar peer group of 100 U.S. Insurance Money Market Taxable funds returned an average of -0.01% over the same period.

Q.	What market factors affected Fund performance?

A.	The first quarter was notable for the decrease in U.S. Treasury float, affecting money market rates. The Federal Reserve’s $600 billion treasury purchase program (QEII) and Treasury’s decision to run down their Supplementary Financing Program of U.S. Treasury Bills by $195 billion, a debt ceiling issue, pushed short U.S. Treasury and agency debt yields lower. The FDIC’s impending new insurance fund assessment (assets minus tangible equity versus domestic deposits prior) caused some banks to reduce their repo business. Cash borrowed in such transactions, parked at bank accounts at the Fed, will now be included in the FDIC’s new fee calculation. Repo rates fell to zero on the first day of this new assessment. Short U.S. Treasury Bill yields fell to 52-week lows, and LIBOR rates declined. Heading into the second quarter, money market funds faced even lower yields and shrinking supply.

The primary concern for money market funds in the second quarter was European banks’ exposure to Greek debt. One rating agency analysis highlighted that with little alternative supply, prime money funds on average held about one half their assets in European bank names. In the final days of June, with Greek fiscal headlines causing increased “risk-off”, prime money funds experienced about $90 billion in outflows. However, roughly 50% of those funds flowed into government money market funds, we believe a strong commentary on the continued confidence and commitment to the money market sector. Interestingly, non-U.S. banks held over half of the excess reserves deposited at the Fed. With such ample liquidity, LIBOR rates declined throughout the quarter. Interest rate products, including U.S. Treasury Bills, repos and short agencies rallied due to lack of supply as well as flight-to-safety.

Q.	What were the primary drivers of Fund performance?

A.

During the first quarter, the Fund’s allocation to U.S. government and agency issues was maintained at roughly 39% of total holdings throughout the first quarter. The exposure to Scandinavia, Australia and Canada was approximately 25%. Allocation to Europe was roughly 37% with 1.5% exposure to

2

(unaudited)

Spain. Within the European holdings, supranational and sovereign issuers made up 1.5% of the Fund’s portfolio. The weighted average maturity of the Fund ranged between 32-45 days throughout the quarter. The Fund’s investment in floating rate notes with coupons above 0.3% was a positive contributor to the Fund’s performance. A 39% position in government securities provided the Fund with the flexibility to take advantage of credit opportunities in commercial paper and certificates of deposit when available.

In the second quarter, the Fund’s allocation to U.S. government and agency issues was roughly 40% of total holdings however the allocation dropped to 28% on June 30. Its exposure to Scandinavia, Australia and Canada was 23%. The Fund’s allocation to Europe was 38% (2.5% to Spain). The remainder (at June 30th) was allocated to one domestic bank and four non-financials. Within European holdings, supranational and sovereign issuers made up 5% of the Fund’s portfolio. The weighted average maturity of the Fund ranged between 40-46 days throughout the quarter. The Fund outperformed its benchmark during the quarter as U.S. Treasury Bill yields drifted towards zero. The Fund’s investment in assets with coupons/yields above 0.3% was a positive contributor to performance. Investments in government securities provided the Fund with the flexibility to take advantage of “credit” opportunities when available and to meet redemption requests.

3

Money Market Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 - June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,000.00	1.24
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,023.28	1.25

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% for Class 1 shares (for the period January 1, 2011 - June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Actual Fund Return for the six-month period ended June 30, 2011 was 0.00% for Class 1 shares. Past performance does not guarantee future results.

4

Money Market Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund seeks its objective by investing primarily in short-term, U.S. dollar-denominated money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months*	One Year	Five Year	Ten Year
Number of Funds in peer group:	100	100	99	94
Peer group average annual total return:	-0.01%	-0.01%	1.84%	1.80%
Morningstar category in peer group: U.S. Insurance Money Market Taxable

Sector Allocation

as a % of Fair Value of $240,011 (in thousands) on June 30, 2011 (a)

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Returns

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 7/1/85)

	Six Months*	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Money Market Fund	0.00%	0.00%	1.96%	1.94%	$12,123
90 Day T-Bill	0.04%	0.12%	1.72%	1.95%	$12,127

Fund Yield

for the Periods Ended June 30, 2011

	Fund	Money Fund Report**
7-day current†	0.00%	0.04%
7-day effective	0.00%	0.04%

Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but could be slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

†	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at June 30, 2011.

**	IBC’s Money Fund report provides average yield for all major money market funds.

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
*	Total returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

Money Market Fund

Schedule of Investments	June 30, 2011 (unaudited)

Money Market Fund

		Principal Amount	Amortized Cost
Short-Term Investments — 100.6% †

U.S. Treasuries — 9.3%

United States Treasury Bill
0.16%	08/25/11	$5,200,000	$5,198,749	(a)

United States Treasury Notes
0.75%	11/30/11	3,500,000	3,507,687
0.88%	01/31/12	4,050,000	4,066,433
1.00%	07/31/11 - 12/31/11	9,400,000	9,419,237
			22,192,106

U.S. Government Agency Obligations — 7.2%

Fannie Mae Discount Note
0.13%	07/05/11 - 12/01/11	9,850,000	9,847,141	(a)

Federal Home Loan Bank Discount Note
0.13%	07/01/11	3,700,000	3,700,000	(a)

Freddie Mac Discount Note
0.03%	08/10/11	3,550,000	3,549,901	(a)
			17,097,042

Foreign Agency — 1.4%

KFW Group
0.15%	08/19/11	3,250,000	3,249,336	(a)

Commercial Paper — 29.5%

Banco Bilbao Vizcaya Argentaria SA
0.50%	08/12/11	6,100,000	6,096,442	(a)

Commonwealth Bank of Australia
0.27%	05/21/12	6,600,000	6,600,000	(a ,c)

Credit Suisse Group AG
0.20%	07/14/11	6,250,000	6,249,549	(a)

European Investment Bank
0.19%	07/08/11	4,950,000	4,949,817	(a)

HSBC Holdings PLC
0.13%	07/13/11	4,050,000	4,049,831	(a)

JPMorgan Chase & Co
0.05%	07/01/11	7,500,000	7,500,000	(a)

Nordea Bank AB
0.21%	07/18/11	2,500,000	2,499,752	(a)
0.23%	12/09/11	4,900,000	4,894,960	(a)

Novartis AG
0.18%	10/11/11	2,000,000	1,998,980	(a)

Procter & Gamble Co
0.08%	07/05/11	5,500,000	5,499,951	(a)

		Principal Amount	Amortized Cost

Rabobank Nederland NV NY
0.21%	09/09/11	$2,650,000	$2,648,918	(a)

Societe Generale
0.47%	07/06/11	6,500,000	6,499,576	(a)
0.54%	08/08/11	2,600,000	2,598,518	(a)

UBS AG
0.32%	12/12/11	3,450,000	3,444,971	(a)

Wal-Mart Stores Inc
0.05%	07/11/11	4,750,000	4,749,934	(a)
			70,281,199

Repurchase Agreements — 11.3%

Barclays Capital Inc. Gov Agcy Repo 0.02% dated 06/30/11, to be repurchased at $7,300,004 on 07/01/11 collateralized by $7,446,067 U.S. Government Agency Bonds, 4.38% maturing 11/15/39 07/01/11		7,300,000	7,300,000

Deutsche Bank Securities, Inc. Gov Agcy Repo 0.01% dated 06/30/11, to be repurchased at $2,500,001 on 07/01/11 collateralized by $2,551,294 U.S. Government Agency Bonds, 2.00% maturing 12/09/14 07/01/11		2,500,000	2,500,000

Goldman Sachs & Co. Gov Agcy Repo 0.02% dated 06/30/11, to be repurchased at $8,100,005 on 07/01/11 collateralized by $8,262,648 U.S. Government Agency Bonds, 6.00% maturing 04/18/36 07/01/11		8,100,000	8,100,000

HSBC Securities (USA) Inc. Gov Agcy Repo 0.01% dated 06/30/11, to be repurchased at $9,050,000 on 07/01/11 collateralized by $9,234,180 U.S. Government Agency Bonds, 1.75% maturing 12/30/15 07/01/11		9,050,000	9,050,000
			26,950,000

Certificates of Deposit — 35.0%

Abbey National Treasury Services PLC/Stamford CT
0.54%	08/24/11	7,950,000	7,950,000	(c)

Bank of Montreal
0.14%	07/06/11	4,250,000	4,250,000

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Money Market Fund

Schedule of Investments	June 30, 2011 (unaudited)

		Principal Amount	Amortized Cost

Bank of Nova Scotia
0.24%	07/01/11	$5,050,000	$5,050,000

Barclays Bank PLC
0.23%	08/03/11	3,000,000	3,000,000

BNP Paribas
0.45%	07/18/11	7,550,000	7,550,000

Credit Agricole SA
0.35%	11/03/11	6,500,000	6,500,000

Deutsche Bank AG
0.20%	10/17/11	6,850,000	6,850,000

Lloyds Banking Group PLC
0.24%	07/22/11	3,750,000	3,750,000

Rabobank Nederland NV NY
0.31%	10/12/11	6,650,000	6,650,230	(c)

Royal Bank of Canada/New York NY
0.21%	08/26/11	6,550,000	6,550,000	(c)
0.25%	03/12/12	2,500,000	2,500,000	(c)

Svenska Handelsbanken AB
0.18%	09/15/11	5,450,000	5,450,000
0.20%	08/18/11	3,250,000	3,250,011

Toronto Dominion Bank
0.13%	08/05/11	6,100,000	6,100,000

Westpac Banking Corp/NY
0.28%	05/11/12	8,250,000	8,250,000	(c)
			83,650,241

Supranational — 2.9%

International Bank for Reconstruction & Development
0.24%	07/13/11	3,950,000	3,950,000	(c)

World Bank Discount Notes
0.04%	07/27/11	3,050,000	3,049,912	(a)
			6,999,912

Corporates — 3.9%

Eksportfinans ASA
5.13%	10/26/11	2,150,000	2,182,577

Shell International Finance BV
0.28%	09/22/11	7,200,000	7,201,562	(c)
			9,384,139

Time Deposit — 0.1%

State Street Corporation
0.01%	07/01/11	207,255	207,255	(b)

Total Short-Term Investments (Cost $240,011,230)			240,011,230

Liabilities in Excess of Other Assets, net — (0.6)%			(1,372,654)

NET ASSETS — 100.0%			$238,638,576

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Coupon amount represents effective yield.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2011 .

†	Percentages are based on net assets as of June 30, 2011.

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	6/30/11†		12/31/10		12/31/09	12/31/08	12/31/07	12/31/06
Inception date	—		—		—	—	—	7/1/85
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
Income (Loss) from investment operations:
Net investment income	—		—		—	0.02	0.05	0.05
Net realized and unrealized gains (losses) on investments	—		0.00	(c)†	—	—	—	—
Total income (loss) from investment operations	—		0.00	(c)†	—	0.02	0.05	0.05
Less distributions from:
Net investment income	—		—		—	0.02	0.05	0.05
Net realized gains	—		—		—	—	—	—
Total distributions	—		—		—	0.02	0.05	0.05
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
TOTAL RETURN (a)	0.00%		0.00%		0.27%	2.24%	4.92%	4.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$238,639		$266,442		$326,072	$547,554	$340,690	$279,622
Ratios to average net assets:
Net investment income (loss)	0.00%	*	0.00%		0.32%	2.15%	4.81%	4.58%
Net expenses	0.25%	(b)*	0.28%	(b)	0.43%	0.45%	0.48%	0.49%
Gross expenses	0.53%	*	0.53%		0.47%	0.45%	0.48%	0.49%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized yield of 0.00%.
(c)	Less than 0.005.
†	Unaudited
*	Annualized for periods less than one year.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Short-term Investments at amortized cost (cost $213,061,230)	$213,061,230
Repurchase agreements, at cost	26,950,000
Income receivables	95,173
Receivable for fund shares sold	10
Total Assets	240,106,413

LIABILITIES
Payable for fund shares redeemed	1,406,853
Payable to GEAM	2,213
Accrued other expenses	54,690
Payable to custodian	4,081
Total Liabilities	1,467,837
NET ASSETS	$238,638,576

NET ASSETS CONSIST OF :
Capital paid in	238,786,572
Accumulated net realized (loss)	(147,996)
NET ASSETS	$238,638,576

Shares outstanding ($0.01 par value; unlimited shares authorized)	238,815,559
Net asset value per share	$1.00

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Interest	$318,456
Total Income	318,456

Expenses:
Advisory and administrative fees	582,365
Director’s fees	4,706
Custody and accounting expenses	43,802
Professional fees	14,842
Other expenses	24,073
Total expenses before waiver and reimbursement	669,788
Less: Expenses Waived or borne by the adviser	(351,332)
Net expenses	318,456
Net investment income	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	66
Net realized and unrealized gain on investments	66
Net increase in net assets resulting from operations	$66

The accompanying Notes are an integral part of these financial statements.

11

Statement of Changes in Net Assets
	Six Months Ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$—	$—
Net realized gain on investments	66	2,038
Net increase from operations	66	2,038
Distributions to shareholders from:
Net investment income	—	—
Total distributions	—	—
Increase in net assets from operations and distributions	66	2,038
Share transactions:
Proceeds from sale of shares	54,609,357	114,064,232
Value of distributions reinvested	—	—
Cost of shares redeemed	(82,412,646)	(173,696,838)
Net (decrease) from share transactions	(27,803,289)	(59,632,606)
Total (decrease) in net assets	(27,803,223)	(59,630,568)

NET ASSETS
Beginning of period	266,441,799	326,072,367
End of period	$238,638,576	$266,441,799
Undistributed (distribution in excess of) net investment income, end of period	$—	$—

CHANGES IN FUND SHARES
Shares sold	54,609,357	114,064,232
Issued for distributions reinvested	—	—
Shares redeemed	(82,412,645)	(173,696,838)
Net increase (decrease) in fund shares	(27,803,288)	(59,632,606)

*	Unaudited

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	June 30, 2011 (unaudited)

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the “Fund”) and Real Estate Securities Fund.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Repurchase Agreements The Fund engages in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not Fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for

13

Notes to Financial Statements	June 30, 2011 (unaudited)

the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

All portfolio securities held by the Fund are valued on the basis of amortized cost which approximates fair value and these are included in Level 2.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following tables present the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Short-Term Investments
U.S. Treasuries	$—	$22,192,106	$—	$22,192,106
U.S. Government Agency Obligations	—	17,097,042	—	17,097,042
Foreign Agencies	—	3,249,336	—	3,249,336
Commercial Paper	—	70,281,199	—	70,281,199
Repurchase Agreements	—	26,950,000	—	26,950,000
Certificates of Deposit	—	83,650,241	—	83,650,241
Supranational	—	6,999,912	—	6,999,912
Corporate	—	9,384,139	—	9,384,139
Time Deposit	—	207,255	—	207,255

Total Short-Term Investments	$—	$240,011,230	$—	$240,011,230

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is (“State Street”) with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 10% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2011.

14

Notes to Financial Statements	June 30, 2011 (unaudited)

5.	Fees and Compensation Paid to Affiliates

Advisory and Administration Fees GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

	Average Daily Net Assets of Fund		Advisory and Administration Fees
Money Market Fund	First $	100 million	.50%
	Next $	100 million	.45%
	Next $	100 million	.40%
	Next $	100 million	.35%
	Over $	400 million	.30%

GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)
	Appreciation	Depreciation
240,011,230	—	—	—

As of December 31, 2010, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2010, the Fund utilized $2,038 of prior year capital loss carryovers. $37,585 of prior year capital loss carryovers expired on December 31, 2010.

Amount	Expires
$148,062	12/31/2016

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

15

Notes to Financial Statements	June 30, 2011 (unaudited)

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2010	$—	$—	$—
2009	1,362,973	—	1,362,973

Distributions to Shareholders The Fund declares any net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassification for the year ended December 31, 2010 was as follows:

Accumulated Net Realized Loss	Paid In Capital
$37,585	$(37,585)

16

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the Money Market Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	233,564,064.375	89.051%	95.670%
Abstain	10,571,674.145	4.031%	4.330%
Total	244,135,738.520	93.082%	100.000%

	Mr. Matthew J. Simpson
Affirmative	233,972,258.597	89.207%	95.837%
Abstain	10,163,479.923	3.875%	4.163%
Total	244,135,738.520	93.082%	100.000%

Proposal 2:

Approval of the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	220,561,109.791	84.093%	90.344%
Against	14,324,798.976	5.462%	5.867%
Abstain	9,249,829.753	3.527%	3.789%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

17

Special Meeting of Shareholders — Voting Results	(unaudited)

Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	223,307,316.543	85.141%	91.469%
Against	9,664,820.226	3.684%	3.958%
Abstain	11,163,601.751	4.257%	4.573%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	224,260,591.897	85.504%	91.859%
Against	9,798,531.417	3.736%	4.014%
Abstain	10,076,615.206	3.842%	4.127%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	221,523,641.306	84.460%	90.738%
Against	12,935,524.049	4.932%	5.298%
Abstain	9,676,573.165	3.690%	3.964%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

E.	Amendment of the Fund’s investment policy on diversification.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	225,257,526.776	85.884%	92.267%
Against	9,855,403.570	3.758%	4.037%
Abstain	9,022,808.174	3.440%	3.696%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	226,321,826.764	86.290%	92.703%
Against	8,828,302.545	3.366%	3.616%
Abstain	8,985,609.211	3.426%	3.681%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

18

Special Meeting of Shareholders — Voting Results	(unaudited)

G.	Amendment of the Fund’s investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	223,733,566.801	85.303%	91.643%
Against	9,544,992.790	3.639%	3.910%
Abstain	10,857,178.929	4.140%	4.447%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

H.	Amendment of the Fund’s fundamental investment policy on illiquid investments and its reclassification from a fundamental policy to a non-fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	224,401,049.291	85.558%	91.917%
Against	9,561,267.611	3.645%	3.916%
Abstain	10,173,421.618	3.879%	4.167%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

I.	Elimination of the Fund’s investment policy on mortgaging, pledging and hypothecating of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	255,794,542.152	86.089%	92.487%
Against	9,560,836.711	3.645%	3.916%
Abstain	8,780,359.657	3.348%	3.597%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	225,772,947.369	86.081%	92.478%
Against	9,546,627.767	3.639%	3.911%
Abstain	8,816,163.384	3.362%	3.611%
Broker Non-votes	—	—	—
Total	244,135,738.520	93.082%	100.000%

19

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

20

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

21

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified – less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

22

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

23

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Real Estate Securities Fund	Letter from the Chairman

Michael J. Cosgrove

Chairman,

GE Investments Funds, Inc.

Dear Shareholder:

Attached is the semi-annual report for GE Investments Funds, Inc. — Real Estate Securities Fund (the “Fund”) for the six-month period ended June 30, 2011. The report contains information about the performance of the Fund and other fund-specific data, along with portfolio manager commentary.

We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

Most major equity indices posted positive returns in the six-month period ended June 30, 2011, despite geopolitical tensions in the Middle East and North Africa, a devastating earthquake in Japan, ongoing concerns about unresolved sovereign debt issues in peripheral Europe and elevated inflation in emerging markets. Volatility increased in May and June, however, as some measures of global economic activity weakened and uncertainties over Greece’s ability to finance and service its debt rattled the financial markets. In the U.S., concerns over the end of quantitative easing by the Federal Reserve and political wrangling over the government debt ceiling further contributed to a challenging environment. The increase in risk aversion benefited the fixed income markets as many investors sought out safer investments. Toward the end of June, the Greek Parliament passed austerity measures that seemed to calm the markets and opened the way for the next round of financing from the European Central Bank and the International Monetary Fund.

Against this backdrop, financial markets posted positive results for the six- and 12-month periods ended June 30, 2011 as represented by the index returns in the below chart.

Total Returns (%) as of June 30, 2011	6-month	12-month
U.S. equities (S&P 500 Index)	6.0	30.7
Global equities (MSCI World Index)	5.3	30.5
International equities (MSCI EAFE Index)	5.0	30.4
Small-cap U.S. equities (Russell 2000 Index)	6.2	37.4
Mid-cap U.S. equities (Russell Mid Cap Index)	8.1	38.5
U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	2.7	3.9
U.S. short-term government fixed income (Barclays Capital 1-3 Year U.S. Government Bond Index)	0.9	1.4

Outlook

We remain constructive on the prospects for healthy global growth, although it may be at a slower pace than originally anticipated. Central banks in the U.S. and Europe remain accommodative and supply chain issues in Japan appear to have abated. There are also signs that inflation may be peaking in emerging markets as commodity prices have eased in recent months. Corporate balance sheets remain healthy and fundamentals remain intact, in our view. We believe that valuations for equities are not stretched and remain below historical averages while equity risk premiums are still high-offering the possibility for further gains. We expect that the financial markets are likely to remain volatile due to outstanding sovereign debt issues, but believe that returns are biased to the upside in the second half of the year.

Thank you for investing with GE Investments Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.

July 2011

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Real Estate Securities Fund	Letter from the Chairman (Continued)

Mike Cosgrove is President and Chief Executive Officer — Mutual Funds and Intermediary Business at GE Asset Management Incorporated (“GEAM”). In addition to the GE Investments Funds, he is also Chairman of the Board and President of GE Institutional Funds and Director and President of GEAM’s broker-dealer which serves as underwriter and distributor for the GE Investments Funds. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, the GE Foundation, and the GE Pension Trust. He also serves on the Board of Directors of the Skin Cancer Foundation and is a Trustee of Fordham University. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer — GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc.

This does not constitute a part of the Fund’s Shareholder Report

GE Investments Funds, Inc.

Real Estate Securities Fund

Semi-Annual Report

June 30, 2011

GE Investments Funds, Inc.

Real Estate Securities Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus of the Fund available for investments thereunder.

Notes to Performance	June 30, 2011 (unaudited)

The information provided on the performance pages relates to the GE Investments Real Estate Securities Fund (the “Fund”) and is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT U.S. Real Estate Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing indices assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Real Estate Securities Fund	(unaudited)

Urdang Securities Management, Inc. (Urdang) is the sub-adviser for the Real Estate Securities Fund. Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (Urdang Capital). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (BNY Mellon) and operates as part of BNY Mellon’s Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of BNY Mellon. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs).

The Real Estate Securities Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is a senior portfolio manager, North America Real Estate Securities, at Urdang and serves as the senior portfolio manager to the Fund. He joined Urdang in 1997 and has over 19 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang’s proprietary research process including the firm’s relative value model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

Eric Rothman serves as a portfolio manager at Urdang, where he helps direct Urdang’s U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman is responsible for market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1997 to 2000.

Q.	How did the Real Estate Securities Fund perform compared to its benchmark and Morningstar peer group for the six-month period ended June 30, 2011?

A.	For the six-month period ended June 30, 2011, the Real Estate Securities Fund returned 11.61% for Class 1 shares and 11.43% for Class 4 shares. The FTSE NAREIT U.S. Real Estate Index, the Fund’s benchmark, returned 10.62%. The Fund’s Morningstar peer group of 46 U.S. Insurance Real Estate funds returned an average of 9.74% for the same period.
Q.	What market conditions impacted Fund performance?

A.	As historically high dividend paying stocks, REITs benefitted from the search for yield in the first half of 2011 as they have for much of the prior two years. The dividend yield on U.S. REITs was in the mid-3% range as of June 30, compared favorably to a ten-year treasury yield that declined over the six-month period to less than 3%. Improvement in the overall economy has helped the REIT market even more. Throughout the first half of 2011, property fundamentals continued to steadily improve for all property sectors, particularly for those sectors that are most sensitive to improvement in the macro economy. Generally speaking, vacancy rates and rental rates have moved past bottom in almost all sectors. The U.S. REIT market rallied in April and May, but declined in June as uncertainty surrounding the European sovereign debt crisis and raising the U.S. debt ceiling grew. In our view, systematic risk presents the single biggest challenge for REITs today, as it does for all public securities.

Q.	What were the primary drivers of Fund performance?

A.	Sector and stock selection contributed positively to the Fund’s outperformance. The effect of cash drag and minor items including rounding reduced relative performance. The contribution to relative performance from sector selection was primarily the result of an underweight to the least economically sensitive property sectors, triple net lease and healthcare. Fund performance was also driven by an overweight to sectors more sensitive to the economy (such as apartments, industrial and hotels) early in the year as the economy was expanding, and then a modest reversal of this positioning later in the year ahead of concerns about faltering economic growth. Stock selection was particularly strong among picks within the office, healthcare, regional mall and shopping center sectors, partially offset by negative performance from stock selection within the industrial and specialty sectors.

2

(unaudited)

Q.	Were there any significant changes to the Fund over the period?

A.	While we did not deviate from our investment process or philosophy during the period, we did make a number of tactical changes to the Fund’s positioning to take advantage of changing market conditions. Following significant underperformance from the healthcare and net lease sectors early in 2011, and in light of concerns about a deteriorating economic outlook, we chose to further reduce the Fund’s underweight to both of these defensive sectors early in the second quarter, just ahead of the market’s greater focus on concern that growth could be faltering. Conversely, we reduced the Fund’s exposure to the apartment and hotel sectors (both of which had performed disproportionately well in the first quarter of 2011 and prior) as each appeared to represent a less attractive relative value.

3

Real Estate Securities Fund	(unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and services fees (for Class 4 shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2011.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the

number given for your class under the heading “Expenses paid during period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges or redemption fees, if any. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Class 1	1,000.00	1,116.10	5.19
Class 4	1,000.00	1,114.34	7.55
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,019.69	4.96
Class 4	1,000.00	1,017.50	7.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class 1 shares 1.44% for Class 4 shares (for the period January 1, 2011—June 30, 2011), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six months period)
**	Actual Fund Returns for the six-month period ended June 30, 2011 were as follows: 11.61% for Class 1 shares, and 11.43% for Class 4 shares. Past performance does not guarantee future results.

4

Real Estate Securities Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum total return through current income and capital appreciation. The Fund seeks its objective by investing at least 80% of its net assets under normal circumstances in common and preferred stocks, and equity securities, such as debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets.

Morningstar Performance Comparison

Based on average annual returns for periods ended June 30, 2011

	Six Months**	One Year	Three Year	Five Year	Ten Year
Number of Funds in peer group:	46	46	46	42	31
Peer group average annual total return:	9.74%	32.78%	4.37%	1.88%	10.32%
Morningstar category in peer group: U.S. Insurance Real Estate

Sector Allocation

as a % of Fair Value(c) of $84,026 (in thousands) on June 30, 2011(b)(c)

Top Ten Largest Holdings

as of June 30, 2011 (as a % of Fair Value)(b)(c)

Simon Property Group Inc.	7.48%
Equity Residential	6.42%
Prologis Inc.	5.53%
Vornado Realty Trust	5.34%
Ventas Inc.	5.15%
The Macerich Co.	4.31%
Healthcare Inc.	4.01%
Public Storage	3.74%
Boston Properties Inc.	3.56%
HCP Inc.	3.23%

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

for the Periods Ended June 30, 2011

Class 1 Shares (Inception date: 5/1/95)

	Six Months**	One Year	Five Year	Ten Year	Ending value of a $10,000 investment(a)
Real Estate Securities Fund	11.61%	36.91%	4.88%	11.41%	$29,466
FTSE NAREIT U.S. Real Estate Index	10.62%	34.09%	2.61%	10.68%	$27,592

Change in Value of a $10,000 Investment

Class 4 Shares

Average Annual Total Returns

for the Periods Ended June 30, 2011

Class 4 Shares (Inception date: 5/1/08)

	Six Months**	One Year	Three Year	Since Inception	Ending value of a $10,000 investment(a)
Real Estate Securities Fund	11.43%	36.34%	7.92%	3.10%	$11,016
FTSE NAREIT U.S. Real Estate Index	10.62%	34.09%	5.38%	1.58%	$10,509

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair value basis is inclusive of Short-Term Investment in GE Institutional Money Market Fund.
*	Less than 0.01%.
**	Total returns for the six month period ended June 30, 2011 are not annualized.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Real Estate Securities Fund

Schedule of Investments	June 30, 2011 (unaudited)

Real Estate Securities Fund

	Number of Shares	Fair Value
Common Stock (REITs) — 97.2% †

Diversified — 5.3%

Vornado Realty Trust	48,120	$4,483,822

Freestanding — 2.1%

National Retail Properties Inc.	70,673	1,732,195

Healthcare — 12.6%

HCP Inc.	74,070	2,717,628
Healthcare Inc.	64,290	3,370,725
Senior Housing Properties Trust	9,870	231,057
Ventas Inc.	82,050	4,324,856
		10,644,266

Hotel — 6.4%

DiamondRock Hospitality Co.	55,380	594,227
Host Hotels & Resorts Inc.	118,510	2,008,745
LaSalle Hotel Properties	35,200	927,168
Pebblebrook Hotel Trust	29,680	599,239
RLJ Lodging Trust	30,733	533,832
Sunstone Hotel Investors Inc.	73,880	684,868	(a)
		5,348,079

Industrial — 6.0%

DCT Industrial Trust Inc.	84,540	442,144
Prologis Inc.	129,580	4,644,147
		5,086,291

Multifamily — 18.5%

American Campus Communities Inc.	23,970	851,414
Apartment Investment & Management Co.	41,410	1,057,197
AvalonBay Communities Inc.	12,360	1,587,024
Camden Property Trust	28,500	1,813,170
Colonial Properties Trust	58,320	1,189,728
Equity Residential	89,920	5,395,200
Essex Property Trust Inc.	18,110	2,450,102
UDR Inc.	48,950	1,201,722
		15,545,557

Office — 15.2%

Alexandria Real Estate Equities Inc.	22,780	1,763,628
Boston Properties Inc.	28,180	2,991,589
Brandywine Realty Trust	59,240	686,592
CommonWealth	61,000	1,576,240
Corporate Office Properties Trust	17,180	534,470
Douglas Emmett Inc.	65,910	1,310,950
Hudson Pacific Properties Inc.	44,750	694,968
Kilroy Realty Corp.	31,160	1,230,508	(c)
Parkway Properties Inc.	27,999	477,663

	Number of Shares	Fair Value

SL Green Realty Corp.	18,250	$1,512,378
		12,778,986

Office/Industrial — 2.8%

Duke Realty Corp.	110,140	1,543,061
Liberty Property Trust	26,290	856,528
		2,399,589

Regional Malls — 14.5%

General Growth Properties Inc.	97,590	1,628,777
Pennsylvania Real Estate Investment Trust	5,100	80,070
Simon Property Group Inc.	54,080	6,285,718
Taubman Centers Inc.	10,060	595,552
The Macerich Co.	67,630	3,618,205
		12,208,322

Self Storage — 4.4%

Public Storage	27,580	3,144,396
U-Store-It Trust	50,920	535,678
		3,680,074

Shopping Centers — 7.2%

Acadia Realty Trust	31,430	638,972
Developers Diversified Realty Corp.	84,370	1,189,617
Excel Trust Inc.	33,895	373,862
Federal Realty Investment Trust	11,280	960,830
Kimco Realty Corp.	124,960	2,329,254
Tanger Factory Outlet Centers	21,750	582,248
		6,074,783

Specialty — 2.2%

Digital Realty Trust Inc.	29,930	1,849,075

Total Common Stock (REITs) (Cost $66,729,928 )		81,831,039
Common Stock — 1.2%

Hotel — 1.4%

Hyatt Hotels Corp. (Cost $1,009,444)	23,800	971,516	(a)
Other Investments — 0.0%*
GEI Investment Fund (Cost $2,681)		2,708	(d)

Total Investments in Securities (Cost $67,742,053)		82,805,263

See Notes to Schedule of Investments and Notes to Financial Statements.

6

Real Estate Securities Fund

Schedule of Investments	June 30, 2011 (unaudited)

	Fair Value
Short-Term Investments — 1.4%
GE Institutional Money Market Fund Investment Class 0.11% (Cost $1,220,794)	$1,220,794	(b,d)

Total Investments (Cost $68,962,847)	84,026,057

Other Assets and Liabilities, net — 0.2%	142,180

NET ASSETS — 100.0%	$84,168,237

See Notes to Schedule of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	June 30, 2011 (unaudited)

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Coupon amount represents effective yield.

(c)	At June 30, 2011 , all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(d)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Institutional Money Market Fund.

*	Less than 0.05%.

†	Percentages are based on net assets as of June 30, 2011 .

Abbreviations:

REIT	Real Estate Investment Trust

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1										CLASS 4
	6/30/11†		12/31/10		12/31/09		12/31/08		12/31/07	12/31/06	6/30/11†		12/31/10		12/31/09		12/31/08
Inception date	—		—		—		—		—	5/1/95	—		—		—		5/1/08
Net asset value, beginning of period	$10.68		$ 8.41		$6.46		$10.87		$21.49	$19.20	$10.67		$ 8.41		$6.47		$12.15
Income/(loss) from investment operations:
Net investment income	0.14		0.19	**	1.03		1.11		0.72	0.65	0.11		0.15	**	0.29		0.39	**
Net realized and unrealized gains/(losses) on investments	1.10		2.24		1.29		(5.05)		(3.87)	5.68	1.11		2.23		1.99		(5.63)
Total income/(loss) from investment operations	1.24		2.43		2.32		(3.94)		(3.15)	6.33	1.22		2.38		2.28		(5.24)
Less distributions from:
Net investment income	—		0.16		0.22		0.28		0.73	0.48	—		0.12		0.19		0.25
Return of capital	—		—		0.15		0.19		0.02	—	—		—		0.15		0.19
Net realized gains	—		—		—		—		6.72	3.56	—		—		—		—
Total distributions	—		0.16		0.37		0.47		7.47	4.04	—		0.12		0.34		0.44
Net asset value, end of period	$11.92		$10.68		$8.41		$ 6.46		$10.87	$21.49	$11.89		$10.67		$8.41		$ 6.47
TOTAL RETURN(a)	11.61%		28.94%		35.77%		(36.03)%		(14.86)%	33.03%	11.43%		28.31%		35.14%		(42.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$84,157		$78,316		$70,574		$59,969		$96,650	$178,317	$11		$10		$8		$6
Ratios to average net assets:
Net investment income	2.41%	*	1.97%		4.75%		4.67%		2.59%	3.08%	1.95%	*	1.52%		4.26%		4.67%	*
Net Expenses	0.99%	(b)*	0.92%	(b)	1.04%	(b)	0.95%	(b)	0.90%	0.88%	1.44%	(b)*	1.36%	(b)	1.49%	(b)	1.40%	(b)*
Gross Expenses	0.99%	*	0.93%		1.04%		0.95%		0.90%	0.88%	1.44%	*	1.37%		1.49%		1.40%
Portfolio turnover rate	37%		113%		105%		121%		106%	92%	37%		113%		105%		121%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management fee in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Money Market Fund and/or GE Institutional Money Market Fund.
*	Annualized for periods less than one year.
**	Per share values have been calculated using the average share method.
†	Unaudited

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities June 30, 2011 (unaudited)

ASSETS
Investments in securities, at Fair Value (cost $67,739,372)	$82,802,555
Investments in affiliated securities, at Fair Value (cost $2,681)	2,708
Short-Term affiliated investments (at amortized cost)	1,220,794
Receivable for investments sold	766,097
Income receivables	178,678
Receivable for fund shares sold	1,135
Total Assets	84,971,967

LIABILITIES
Payable for investments purchased	704,422
Payable for fund shares redeemed	12,056
Payable to GEAM	25,946
Accrued other expenses	61,306
Total Liabilities	803,730
NET ASSETS	$84,168,237

NET ASSETS CONSIST OF :
Capital paid in	85,717,189
Undistributed (distribution in excess of) net investment income	1,081,382
Accumulated net realized (loss)	(18,084,047)
Net unrealized appreciation on:
Investments	15,453,713
NET ASSETS	$84,168,237

Class 1

NET ASSETS	84,157,218
Shares outstanding( $0.01 par value; unlimited shares authorized)	7,057,824
Net asset value per share	$11.92

Class 4

NET ASSETS	11,019
Shares outstanding( $0.01 par value; unlimited shares authorized)	927
Net asset value per share	$11.89

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the six months ended June 30, 2011 (unaudited)

INVESTMENT INCOME
Income:
Dividend	$1,321,282
Interest	59,616
Interest from affiliated investments	784
Total Income	1,381,682

Expenses
Advisory and administration fees	346,281
Distribution fees
Class 4	24
Transfer agent fees	10,136
Director’s fees	1,086
Custody and accounting expenses	20,815
Professional fees	10,317
Other expenses	13,948
Total expenses before waiver and reimbursement	402,607
Less: Expenses waived or borne by the adviser	(1,075)
Net expenses	401,532
Net investment income	980,150

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain on:
Investments	7,285,290

Increase in unrealized appreciation on:
Investments	818,944
Net realized and unrealized gain on investments	8,104,234
Net increase in net assets resulting from operations	$9,084,384

The accompanying Notes are an integral part of these financial statements.

11

Statement of Changes in Net Assets
	Six months ended June 30, 2011*	Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$980,150	$1,322,199
Net realized gain on investments	7,285,290	14,828,808
Net increase (decrease) in unrealized appreciation/(depreciation) on investments	818,944	389,924
Net increase from operations	9,084,384	16,540,931
Distributions to shareholders from :
Net investment income
Class 1	—	(1,190,859)
Class 4	—	(111)
Total distributions	—	(1,190,970)
Increase in net assets from operations and distributions	9,084,384	15,349,961
Share transactions :
Proceeds from sale of shares
Class 1	4,288,598	19,664,699
Class 4	—	—
Value of distributions reinvested
Class 1	—	1,190,859
Class 4	—	111
Cost of shares redeemed
Class 1	(7,530,507)	(28,461,964)
Class 4	—	—
Net increase (decrease) from share transactions	(3,241,909)	(7,606,295)
Total increase in net assets	5,842,475	7,743,666

NET ASSETS
Beginning of period	78,325,762	70,582,096
End of period	$84,168,237	$78,325,762
Undistributed (distribution in excess of) net investment income, end of period	$1,081,382	$101,232

CHANGES IN FUND SHARES

Class 1
Shares sold	377,150	2,129,665
Issued for distributions reinvested	—	111,504
Shares redeemed	(654,815)	(3,294,055)
Net (decrease) in fund shares	(277,665)	(1,052,886)

Class 4
Shares sold	—	—
Issued for distributions reinvested	—	10
Shares redeemed	—	—
Net increase in fund shares	—	10

*	Unaudited

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	June 30, 2011 (unaudited)

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the “Funds”), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the “Fund”).

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company.

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Real Estate Investment Trusts Dividend income, attributable to real estate investment trusts (“REITs”), is recorded based on management’s estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are allocated to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund however, expenses may be paid by GEAM and reimbursed by the fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and

13

Notes to Financial Statements	June 30, 2011 (unaudited)

net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Fund uses the net asset value per unit for the collective fund. The Fund classifies the investment security in level 2.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as exchange traded futures. Futures are valued at the last sale price on the primary market they are traded and are typically included in level 1.

14

Notes to Financial Statements	June 30, 2011 (unaudited)

The short-term investments of sufficient credit quality held by the Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities would generally be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following table presents the Fund’s investments measured at fair value on a recurring basis at June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$82,802,555	$—	$—	$82,802,555
Other Investments	—	2,708	—	2,708
Short-Term Investments	1,220,794	—	—	1,220,794
Total Investments in Securities	$84,023,349	$2,708	$—	$84,026,057

There were no significant transfers between the fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i)33.33% of the Fund’s assets or (ii) 20% of its net assets.

The credit facilities were not utilized by the Fund during the six month period ended June 30, 2011.

5.	Fees and Compensation Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	0.85%
Next $100 million	0.80%
Over $200 million	0.75%

15

Notes to Financial Statements	June 30, 2011 (unaudited)

GEAM has a contractual arrangement with the Fund to waive a portion of the Fund’s management fee in the amount equal to the management fee earned by GEAM with respect to the Funds investment in the GE Institutional Money Market Fund.

Distribution and Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Fund’s principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund’s Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. (“Urdang”) is the Sub-Adviser to the Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended June 30, 2011 were as follows:

Non U.S. Gov’t Securities
Purchases	Sales
$30,200,161	$32,719,920

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Fund’s 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2011, information on the tax cost of investments was as follows:

Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)
	Appreciation	Depreciation
$77,386,132	$6,824,538	$(184,613)	$6,639,925

As of December 31, 2010, the Fund has capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

16

Notes to Financial Statements	June 30, 2011 (unaudited)

During the year ended December 31, 2010, the Fund utilized $15,410,139 of prior year capital loss carryovers.

Amount	Expires
$16,946,275	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Any net capital and currency losses incurred after October 31, within the Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Fund did not defer any post-October losses for the year ended December 31, 2010.

The tax composition of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2010	$1,190,970	$—	$—	$1,190,970
2009	$2,058,769	$—	$895,211	$2,953,980

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
$(175,573)	$573,079	$(397,506)

17

Special Meeting of Shareholders — Voting Results	(unaudited)

On April 1, 2011, the GE Investments Funds, Inc. (the “Company”) held a special meeting of shareholders of each series portfolio of the Company, including shareholders of the Real Estate Securities Fund (the “Fund”). Shareholders of record on January 28, 2011 were entitled to vote on the proposals. For each proposal, except Proposal 1, shareholders voted on a fund-by-fund basis. For Proposal 1, shareholders of all funds voted together and not by fund or share class. At the meeting, all proposals were approved by the Fund and the following votes were recorded:

Proposal 1:

Election of Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the Company.

Company votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	451,517,094.582	90.054%	96.126%
Abstain	18,195,810.391	3.629%	3.874%
Total	469,712,904.973	93.683%	100.000%

	Mr. Matthew J. Simpson
Affirmative	451,949,730.789	90.140%	96.218%
Abstain	17,763,174.184	3.543%	3.782%
Total	469,712,904.973	93.683%	100.000%

Fund votes:

	No. of Shares	% of Outstanding Shares	% of Shares Present
	Mr. R. Sheldon Johnson
Affirmative	6,553,076.166	88.720%	94.539%
Abstain	378,550.552	5.125%	5.461%
Total	6,931,626.718	93.845%	100.000%

	Mr. Matthew J. Simpson
Affirmative	6,618,119.023	89.601%	95.477%
Abstain	313,507.695	4.244%	4.523%
Total	6,931,626.718	93.845%	100.000%
Proposal 3:

Approval of the following changes in certain of the Fund’s investment policies, as follows:

A.	Amendment of the Fund’s investment policy on senior securities.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,218,964.231	84.197%	89.719%
Against	321,036.738	4.346%	4.631%
Abstain	391,625.749	5.302%	5.650%
Broker Non-votes	—	—	—
Total	6,931,626.718	93.845%	100.000%

18

Special Meeting of Shareholders — Voting Results	(unaudited)

C.	Amendment of the Fund’s investment policy on making loans.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,223,369.757	84.257%	89.782%
Against	355,781.358	4.816%	5.133%
Abstain	352,475.603	4.772%	5.085%
Broker Non-votes	—	—	—
Total	6,931,626.718	93.845%	100.000%

D.	Amendment of the Fund’s investment policy on borrowing.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,170,521.109	83.541%	89.020%
Against	407,911.585	5.523%	5.885%
Abstain	353,194.024	4.781%	5.095%
Broker Non-votes	—	—	—
Total	6,931,626.718	93.845%	100.000%

F.	Amendment of the Fund’s investment policy on concentration of investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,283,876.392	85.076%	90.655%
Against	298,807.711	4.045%	4.311%
Abstain	348,942.615	4.724%	5.034%
Broker Non-votes	—	—	—
Total	6,931,626.718	93.845%	100.000%

G.	Amendment of the Fund’s investment policy on investments in commodities and its reclassification from a non-fundamental policy to a fundamental policy.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,198,101.192	83.914%	89.418%
Against	367,783.774	4.980%	5.306%
Abstain	365,741.752	4.951%	5.276%
Broker Non-votes	—	—	—
Total	6,931,626.718	93.845%	100.000%

J.	Amendment of the Fund’s investment policy on real estate investments.

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,247,140.752	84.578%	90.125%
Against	340,078.839	4.605%	4.906%
Abstain	344,407.127	4.662%	4.969%
Broker Non-votes	—	—	—
Total	6,931,626.718	93.845%	100.000%

19

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below.

Interested Directors and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer — Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President — Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President and Director of GE Investment Distributors, Inc., since June 2011. Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Chairman of the Board and President of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 to June 30, 2010 and since July 2011; Trustee of GE Volunteers since 1993; Director of GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    28

Other Directorships Held by Director    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since April 2011 and Trustee of GE Funds from July 2007 to February 2011.

20

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — Vice President and Secretary — less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — less than 1 year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

21

Additional Information	(unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    65

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 14 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Director of GE Institutional Funds since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

R. Sheldon Johnson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Unit Successor is elected and qualified — less than 1 year.

Principal Occupation(s) During Past 5 years    Managing Director at Morgan Stanley & Co.,Inc. from 1988 to 2006; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    75

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified – 14 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Director    20

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of St. Francis Hospital since 1980; and Trustee of GE Funds from 1993 to February 2011.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

22

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson*

Robert P. Quinn

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen (effective June 6, 2011)

Assistant Treasurer

Casey Yantosca

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

Dmitri Stockton, President and Chief Executive Officer (since May 2011)†

Cheryl H. Beacock, Senior Vice President, Human Resources

George A. Bicher, Chief Risk Officer

Paul M. Colonna, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, President and Chief Executive

Officer – Mutual Funds & Intermediary Business

Ralph R. Layman, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Don W. Torey, President – Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer – Investment Strategies

Tracie A. Winbigler, Executive Vice President, Chief Financial Officer (since January 2011)

*	Mr. Johnson was elected as a Director of the Funds effective April 1, 2011.
†	Effective May 1, 2011, Mr. Stockton replaced James W. Ireland as President and Chief Executive Officer.

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

23

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Applicable only to an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable only to an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only to an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Applicable only to an annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Arthur A. Jensen as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.

Date: August 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
Chairman, GE Investments Funds, Inc.

Date: August 23, 2011

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE Investments Funds, Inc.

Date: August 23, 2011

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.